[VERSION A]

                             THE BIG EDGE CHOICE(R)

                        PHL VARIABLE ACCUMULATION ACCOUNT

                    ISSUED BY: PHL VARIABLE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2002


    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account, the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-MFS Investors Growth Stock Series
   [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-Van Kampen Focus Equity Series (formerly, Phoenix-Morgan
             Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund

   [diamond] AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)


THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund
   [diamond] Templeton Developing Markets Securities (1)

   [diamond] Templeton Foreign Securities Fund (formerly, Templeton
             International Securities Fund)
   [diamond] Templeton Global Asset Allocation Fund (formerly, Templeton Asset
             Strategy Fund) (1)

   [diamond] Templeton Growth Securities Fund


SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund (formerly, Deutsche VIT
             EAFE(R) Equity Index Fund)
   [diamond] Scudder VIT Equity 500 Index Fund (formerly, Deutsche VIT Equity
             500 Index Fund)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty

   [diamond] Wanger U.S. Smaller Companies (formerly, Wanger U.S. Small Cap)


   (1) Not available for new investors


    The contract is not a deposit or obligations of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.


    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2002, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:        [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                                              PO Box 8027
                                                              Boston, MA 02266-8027
                                                  [telephone] TEL. 800/541-0171

                                TABLE OF CONTENTS

Heading                                                     Page
----------------------------------------------------------------


SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY..........................................    8
FINANCIAL HIGHLIGHTS......................................    9
PERFORMANCE HISTORY.......................................    9
THE VARIABLE ACCUMULATION ANNUITY.........................    9
PHL VARIABLE AND THE ACCOUNT .............................    9
INVESTMENTS OF THE ACCOUNT................................   10
GIA.......................................................   13
MVA.......................................................   14
PURCHASE OF CONTRACTS.....................................   14
DEDUCTIONS AND CHARGES....................................   14
   Premium Tax............................................   14
   Surrender Charges......................................   14
   Charges for Mortality and Expense Risks................   15
   Charges for Administrative Services....................   15
   Market Value Adjustment................................   15
   Other Charges..........................................   15
THE ACCUMULATION PERIOD...................................   16
   Accumulation Units.....................................   16
   Accumulation Unit Values...............................   16
   Transfers .............................................   16
   Optional Programs & Benefits...........................   17
      Dollar Cost Averaging Program.......................   17
      Asset Rebalancing Program...........................   17
      Guaranteed Minimum Income Benefit
        Rider ("GMIB")....................................   17
   Surrender of Contract; Partial Withdrawals.............   19
   Lapse of Contract......................................   19
   Payment Upon Death Before Maturity Date ...............   19
THE ANNUITY PERIOD .......................................   20
   Variable Accumulation Annuity Contracts................   20
     Annuity Options .....................................   20
     Other Options and Rates..............................   22
     Other Conditions.....................................   22
   Payment Upon Death After Maturity Date.................   23
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   23
   Valuation Date.........................................   23
   Valuation Period.......................................   23
   Accumulation Unit Value................................   23
   Net Investment Factor..................................   23
MISCELLANEOUS PROVISIONS..................................   23
   Assignment.............................................   23
   Deferment of Payment ..................................   23
   Free Look Period.......................................   23
   Amendments to Contracts................................   24
   Substitution of Fund Shares............................   24
   Ownership of the Contract..............................   24
FEDERAL INCOME TAXES......................................   24
   Introduction...........................................   24
   Income Tax Status......................................   24
   Taxation of Annuities in General--Non-Qualified Plans..   24
     Surrenders or Withdrawals Prior to the Contract
        Maturity Date.....................................   24
     Surrenders or Withdrawals On or After the Contract
        Maturity Date.....................................   25
     Penalty Tax on Certain Surrenders and Withdrawals....   25
   Additional Considerations..............................   25
   Diversification Standards .............................   26
   Qualified Plans........................................   27
     Tax Sheltered Annuities ("TSAs") ....................   28
     Keogh Plans..........................................   29
     Individual Retirement Accounts.......................   29
     Corporate Pension and Profit-Sharing Plans...........   29
     Deferred Compensation Plans with Respect to
        Service for State and Local Governments and
        Tax Exempt Organizations..........................   29
     Penalty Tax on Certain Surrenders and Withdrawals
        from Qualified Plans..............................   29
     Seek Tax Advice......................................   30
SALES OF VARIABLE ACCUMULATION CONTRACTS .................   30
STATE REGULATION .........................................   30
REPORTS ..................................................   31
VOTING RIGHTS ............................................   31
TEXAS OPTIONAL RETIREMENT PROGRAM ........................   31
LEGAL MATTERS ............................................   31
SAI.......................................................   31
APPENDIX A--FINANCIAL HIGHLIGHTS..........................  A-1
APPENDIX B--DEDUCTIONS FOR PREMIUM TAXES..................  B-1
APPENDIX C--GLOSSARY OF SPECIAL TERMS ....................  C-1

                               SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                                                        ALL SUBACCOUNTS
                                                                                           ---------------

Sales Charges Imposed on Purchases..................................................             None

Deferred Surrender Charges (as a percentage of amount withdrawn):(1)
    Age of Payment in Complete Years 0-1............................................              7%
    Age of Payment in Complete Years 1-2............................................              6%
    Age of Payment in Complete Years 2-3............................................              5%
    Age of Payment in Complete Years 3-4............................................              4%
    Age of Payment in Complete Years 4-5............................................              3%
    Age of Payment in Complete Years 5-6............................................              2%
    Age of Payment in Complete Years 6-7............................................              1%
    Age of Payment in Complete Years 7 and thereafter...............................             None

Exchange Fee-- Maximum Allowable Charge Per Exchange................................              $10



ANNUAL ADMINISTRATIVE CHARGE

    Maximum.........................................................................              $35




GUARANTEED MINIMUM INCOME BENEFIT RIDER FEE(2) (as a percentage of
    the guaranteed annuitization value).............................................              .40%




SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

    Mortality and Expense Risk Fee..................................................             1.25%
    Daily Administrative Fee........................................................              .125%
                                                                                                -------

Total Separate Account Annual Expenses..............................................             1.375%













----------------

(1) A surrender charge is taken from the proceeds when a contract is surrendered or when an amount is withdrawn, if the payments have not been held under the contract for a certain period of time. However, each year an amount up to 10% of the contract value as of the end of the previous contract year may be withdrawn without a surrender charge. See "Deductions and Charges--Surrender Charges."


(2) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will only be deducted if the rider is elected.


ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            OTHER
                                                                 RULE     OPERATING     TOTAL ANNUAL        OTHER       TOTAL ANNUAL
                                                    INVESTMENT            EXPENSES      FUND EXPENSES     OPERATING    FUND EXPENSES
                                                    MANAGEMENT  12B-1      BEFORE          BEFORE      EXPENSES AFTER      AFTER
                      SERIES                           FEE       FEES   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International (5)                    0.75%      N/A        0.27%           1.02%           0.27%          1.02%
Phoenix-Aberdeen New Asia (4)                         1.00%      N/A        1.41%           2.41%           0.25%          1.25%
Phoenix-AIM Mid-Cap Equity (2, 7)                     0.85%      N/A        6.28%           7.13%           0.20%          1.05%
Phoenix-Alliance/Bernstein Growth + Value (2, 7)      0.85%      N/A        7.08%           7.93%           0.20%          1.05%
Phoenix-Deutsche Dow 30 (2, 6)                        0.35%      N/A        0.77%           1.12%           0.15%          0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (2, 6)           0.35%      N/A        2.00%           2.35%           0.15%          0.50%
Phoenix-Duff & Phelps Real Estate Securities (4, 6)   0.75%      N/A        0.41%           1.16%           0.25%          1.00%
Phoenix-Engemann Capital Growth (2, 6)                0.63%      N/A        0.09%           0.72%           0.09%          0.72%
Phoenix-Engemann Small & Mid-Cap Growth (4, 6)        0.90%      N/A        1.23%           2.13%           0.25%          1.15%
Phoenix-Federated U.S. Government Bond (3, 8)         0.60%      N/A        0.86%           1.46%           0.24%          0.84%
Phoenix-Goodwin Money Market (2, 6)                   0.40%      N/A        0.20%           0.60%           0.15%          0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (2, 6)      0.50%      N/A        0.21%           0.71%           0.15%          0.65%
Phoenix-Hollister Value Equity (2, 6)                 0.70%      N/A        0.30%           1.00%           0.15%          0.85%
Phoenix-J.P. Morgan Research Enhanced Index (1, 6)    0.45%      N/A        0.25%           0.70%           0.10%          0.55%
Phoenix-Janus Flexible Income (2, 6)                  0.80%      N/A        0.71%           1.51%           0.15%          0.95%
Phoenix-Janus Growth (2, 6)                           0.85%      N/A        0.34%           1.19%           0.15%          1.00%
Phoenix-MFS Investors Growth Stock (2, 6, 7)          0.75%      N/A        6.13%           6.88%           0.20%          0.95%
Phoenix-MFS Investors Trust (2, 6, 7)                 0.75%      N/A        6.59%           7.34%           0.20%          0.95%
Phoenix-MFS Value (2, 6, 7)                           0.75%      N/A        5.68%           6.43%           0.20%          0.95%
Phoenix-Oakhurst Growth & Income (2, 6)               0.70%      N/A        0.23%           0.93%           0.15%          0.85%
Phoenix-Oakhurst Strategic Allocation (2, 6)          0.58%      N/A        0.13%           0.71%           0.13%          0.71%
Phoenix-Sanford Bernstein Global Value (2)            0.90%      N/A        1.90%           2.80%           0.15%          1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (2, 6)        1.05%      N/A        0.49%           1.54%           0.15%          1.20%
Phoenix-Sanford Bernstein Small-Cap Value (2, 6)      1.05%      N/A        1.28%           2.33%           0.15%          1.20%
Phoenix-Seneca Mid-Cap Growth (4, 6)                  0.80%      N/A        0.30%           1.10%           0.25%          1.05%
Phoenix-Seneca Strategic Theme (4, 6)                 0.75%      N/A        0.21%           0.96%           0.21%          0.96%
Phoenix-Van Kampen Focus Equity (2, 6)                0.85%      N/A        2.33%           3.18%           0.15%          1.00%

------------------------------------------------------------------------------------------------------------------------------------


(1) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .30% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .35% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets.
(6) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(7) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.
(8) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.

Note: each or all of the expense caps noted above may be altered or eliminated at any time without notice.


ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           OTHER                          OTHER
                                                                         OPERATING     TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                  INVESTMENT   RULE       EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                     SERIES                       MANAGEMENT   12B-1       BEFORE         BEFORE          AFTER          AFTER
                                                      FEE      FEES(5)  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.24%           0.85%          0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A        0.25%           0.85%          0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A        0.07%           0.92%          0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A        0.14%           0.74%          0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%          0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (6)                      0.58%     0.10%       0.10%           0.78%          0.10%           0.78%
VIP Growth Opportunities Portfolio (6)               0.58%     0.10%       0.11%           0.79%          0.11%           0.79%
VIP Growth Portfolio (6)                             0.58%     0.10%       0.10%           0.78%          0.10%           0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%       0.19%           1.04%          0.19%          1.04%
Templeton Developing Markets Securities Fund         1.25%     0.25%       0.32%           1.82%          0.32%          1.82%
Templeton Foreign Securities Fund (8)                0.69%     0.25%       0.22%           1.16%          0.22%          1.15%
Templeton Global Asset Allocation Fund               0.61%     0.25%       0.20%           1.06%          0.20%          1.06%
Templeton Growth Securities Fund (10)                0.80%     0.25%       0.05%           1.10%          0.05%          1.10%

SCUDDER VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (9)            0.45%      N/A        0.36%           0.81%          0.20%          0.65%
Scudder VIT Equity 500 Index Fund (9)                0.20%      N/A        0.11%           0.31%          0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%      N/A        0.51%           1.31%          0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                             1.00%      N/A        0.45%           1.45%          0.45%          1.45%
Wanger International Small Cap (3)                   1.20%      N/A        0.23%           1.43%          0.23%          1.43%
Wanger Twenty (1)                                    0.95%      N/A        0.38%           1.33%          0.38%          1.33%
Wanger U.S. Smaller Companies (4)                    0.95%      N/A        0.04%           0.99%          0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund pays a portion or all of its expenses other than the management fee up to 0.40%.
(2) This fund pays a portion or all of its expenses other than the management fee up to 0.45%.
(3) This fund pays a portion or all of its expenses other than the management fee up to 0.60%.
(4) This fund pays a portion or all of its expenses other than the management fee up to 1.00%.
(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%.
(8) The advisor had agreed make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.
(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(10) The fund administration fee is paid indirectly through the management fee.

EXPENSE EXAMPLES
--------------------------------------------------------------------------------


    The purpose of the following tables is to assist you in understanding the various costs and expenses that your contract will bear directly or indirectly. They are based on historical fund expenses, as a percentage of net assets for the year ended December 31, 2001, but do not include the effect of any management fee waivers or reimbursement by the investment advisor. The tables reflect expenses of the contract Account and the funds. See "Deductions and Charges" in this prospectus and the fund prospectuses.


    Premium taxes, which are not reflected in the tables, may apply. We will charge any premium or other taxes levied by any governmental entity with respect to your contract against the contract values based on a percentage of premiums paid. Certain states currently impose premium taxes on the contracts ranging from 0% to 3.5% of premiums paid. For more information, see "Deductions and Charges--Premium Tax" and Appendix A.

    The Examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. See "Deductions and Charges."

    It is impossible to show you what expenses you would incur if you purchased a contract because there are so many different factors that affect expenses. However, the following tables are meant to help demonstrate how certain decisions or choices by you could result in different levels of expense. We have assumed a constant 5% annual return on the invested assets for all of the series with a $1,000 initial investment.

EXPENSE EXAMPLES:

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Aberdeen International                         $ 94      $138     $184      $324        $ 94      $138     $154     $324
Phoenix-Aberdeen New Asia                               107       177      247       446         107       177      219      446
Phoenix-AIM Mid-Cap Equity                              149       295      N/A       N/A         149       295      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               156       313      N/A       N/A         156       313      N/A      N/A
Phoenix-Deutsche Dow 30                                  95       141      188       333          95       141      159      333
Phoenix-Deutsche Nasdaq-100 Index(R)                    106       175      244       441         106       175      216      441
Phoenix-Duff & Phelps Real Estate Securities             95       142      190       337          95       142      160      337
Phoenix-Engemann Capital Growth                          91       130      169       295          91       130      139      295
Phoenix-Engemann Small & Mid-Cap Growth                 104       169      235       423         104       169      206      423
Phoenix-Federated U.S. Government Bond                   98       150      204       365          98       150      175      365
Phoenix-Goodwin Money Market                             90       126      163       283          90       126      133      283
Phoenix-Goodwin Multi-Sector Fixed Income                91       129      169       294          91       129      138      294
Phoenix-Hollister Value Equity                           94       138      183       322          94       138      153      322
Phoenix-J.P. Morgan Research Enhanced Index              91       129      168       293          91       129      138      293
Phoenix-Janus Flexible Income                            98       152      206       369          98       152      177      369
Phoenix-Janus Growth                                     95       143      192       340          95       143      162      340
Phoenix-MFS Investors Growth Stock                      147       289      N/A       N/A         147       289      N/A      N/A
Phoenix-MFS Investors Trust                             151       299      N/A       N/A         151       299      N/A      N/A
Phoenix-MFS Value                                       143       278      N/A       N/A         143       278      N/A      N/A
Phoenix-Oakhurst Growth and Income                       93       136      179       315          93       136      149      315
Phoenix-Oakhurst Strategic Allocation                    91       129      169       294          91       129      138      294
Phoenix-Sanford Bernstein Global Value                  110       187      264       477         110       187      237      477
Phoenix-Sanford Bernstein Mid-Cap Value                  99       153      208       372          99       153      179      372
Phoenix-Sanford Bernstein Small-Cap Value               106       174      244       439         106       174      215      439

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Aberdeen International                          $29      $ 90     $154     $324
Phoenix-Aberdeen New Asia                                43       131      219      446
Phoenix-AIM Mid-Cap Equity                               88       255      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value                96       274      N/A      N/A
Phoenix-Deutsche Dow 30                                  30        93      159      333
Phoenix-Deutsche Nasdaq-100 Index(R)                     43       129      216      441
Phoenix-Duff & Phelps Real Estate Securities             31        94      160      337
Phoenix-Engemann Capital Growth                          26        81      139      295
Phoenix-Engemann Small & Mid-Cap Growth                  40       123      206      423
Phoenix-Federated U.S. Government Bond                   34       103      175      365
Phoenix-Goodwin Money Market                             25        78      133      283
Phoenix-Goodwin Multi-Sector Fixed Income                26        81      138      294
Phoenix-Hollister Value Equity                           29        90      153      322
Phoenix-J.P. Morgan Research Enhanced Index              26        81      138      293
Phoenix-Janus Flexible Income                            34       105      177      369
Phoenix-Janus Growth                                     31        95      162      340
Phoenix-MFS Investors Growth Stock                       86       249      N/A      N/A
Phoenix-MFS Investors Trust                              90       260      N/A      N/A
Phoenix-MFS Value                                        82       238      N/A      N/A
Phoenix-Oakhurst Growth and Income                       29        88      149      315
Phoenix-Oakhurst Strategic Allocation                    26        81      138      294
Phoenix-Sanford Bernstein Global Value                   47       142      237      477
Phoenix-Sanford Bernstein Mid-Cap Value                  35       106      179      372
Phoenix-Sanford Bernstein Small-Cap Value                42       128      215      439


                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Seneca Mid-Cap Growth                          $ 95      $140     $187      $331        $ 95      $140     $158     $331
Phoenix-Seneca Strategic Theme                           93       136      181       318          93       136      151      318
Phoenix-Van Kampen Focus Equity                         114       197      280       506         114       197      253      506
AIM V.I. Capital Appreciation Fund                       92       133      175       308          92       133      145      308
AIM V.I. Premier Equity Fund                             92       133      175       308          92       133      145      308
Alger American Leveraged AllCap Portfolio                93       135      179       314          93       135      149      314
Federated Fund for U.S. Government Securities II         91       130      170       297          91       130      140      297
Federated High Income Bond Fund II                       91       131      171       299          91       131      141      299
VIP Contrafund(R) Portfolio                              92       131      172       301          92       131      142      301
VIP Growth Opportunities Portfolio                       92       132      173       302          92       132      142      302
VIP Growth Portfolio                                     92       131      172       301          92       131      142      301
Mutual Shares Securities Fund -- Class 2                 94       139      185       326          94       139      155      326
Templeton Developing Markets Securities Fund --
  Class 2                                               101       160      221       396         101       160      192      396
Templeton Foreign Securities Fund -- Class 2             95       142      190       337          95       142      160      337
Templeton Global Asset Allocation Fund -- Class 2        94       139      185       328          94       139      156      328
Templeton Growth Securities Fund -- Class 2              95       140      187       331          95       140      158      331
Scudder VIT EAFE(R) Equity Index Fund                    92       132      174       304          92       132      143      304
Scudder VIT Equity 500 Index Fund                        87       118      149       254          87       118      118      254
Technology Portfolio                                     96       146      197       351          96       146      168      351
Wanger Foreign Forty                                     98       150      204       364          98       150      174      364
Wanger International Small Cap                           98       150      203       362          98       150      173      362
Wanger Twenty                                            97       147      198       353          97       147      169      353
Wanger U.S. Smaller Companies                            94       137      182       321          94       137      152      321

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Seneca Mid-Cap Growth                           $30      $ 93     $158      $331
Phoenix-Seneca Strategic Theme                           29        88      151       318
Phoenix-Van Kampen Focus Equity                          51       152      253       506
AIM V.I. Capital Appreciation Fund                       28        85      145       308
AIM V.I. Premier Equity Fund                             28        85      145       308
Alger American Leveraged AllCap Portfolio                28        87      149       314
Federated Fund for U.S. Government Securities II         27        82      140       297
Federated High Income Bond Fund II                       27        83      141       299
VIP Contrafund(R) Portfolio                              27        83      142       301
VIP Growth Opportunities Portfolio                       27        83      142       302
VIP Growth Portfolio                                     27        83      142       301
Mutual Shares Securities Fund -- Class 2                 30        91      155       326
Templeton Developing Markets Securities Fund --
  Class 2                                                37       114      192       396
Templeton Foreign Securities Fund -- Class 2             31        94      160       337
Templeton Global Asset Allocation Fund -- Class 2        30        91      156       328
Templeton Growth Securities Fund -- Class 2              30        93      158       331
Scudder VIT EAFE(R) Equity Index Fund                    27        84      143       304
Scudder VIT Equity 500 Index Fund                        22        69      118       254
Technology Portfolio                                     32        99      168       351
Wanger Foreign Forty                                     34       103      174       364
Wanger International Small Cap                           34       102      173       362
Wanger Twenty                                            33        99      169       353
Wanger U.S. Smaller Companies                            29        89      152       321


CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options both variable and fixed. Investments in the subaccounts provide returns that are variable and depend upon the performance of the underlying funds. Allocations to either the GIA or MVA produce guaranteed interest earnings subject to certain conditions.

    You also may select from many different variable and fixed annuity payout options, some of which offer retirement income payments that you cannot outlive. See "The Annuity Period--Annuity Options."

INVESTMENT FEATURES

FLEXIBLE PAYMENTS
[diamond] You may make payments anytime until the maturity date.

[diamond] You can vary the amount and frequency of your payments.

[diamond] Other than the Minimum Initial Payment, there are no required payments.

MINIMUM CONTRIBUTION
[diamond] Generally, the Minimum Initial Payment is $1,000.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE

[diamond] Payments are invested in one or more of the subaccounts, the GIA and the MVA.

[diamond] Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in the sections titled, "GIA" and "The Accumulation Period--Transfers."

[diamond] Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

[diamond] The contract value varies with the investment performance of the funds and is not guaranteed.

[diamond] The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--4%).

WITHDRAWALS
[diamond] You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

[diamond] During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial surrender without a surrender charge. After that, you can surrender up to 10% of the contract value as of the last contract anniversary without a surrender charge.

[diamond] Withdrawals may be subject to the 10% penalty tax. See "Federal Income
          Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEATH BENEFIT
    The contract provides for payment on the death of the owner or the annuitant anytime before the maturity date of the contract.

DEDUCTIONS AND CHARGES

GENERALLY
[diamond] No deductions are made from payments.

[diamond] A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period.

[diamond] No deduction for surrender charges after the annuity period has begun, unless you make unscheduled withdrawals under Annuity Options K or L.

[diamond] If we impose a surrender charge, it is on a first-in, first-out basis.

[diamond] No surrender charge is imposed if the annuitant or owner dies before the date that annuity payments will begin.

[diamond] A declining surrender charge is assessed on withdrawals in excess of 10% of the Account value, based on the date the payments are deposited:

---------------------------------------------------------------
Percent                7%   6%   5%   4%   3%   2%   1%   0%
---------------------------------------------------------------
Age of Payment in       0    1    2    3    4    5    6   7+
Complete Years
---------------------------------------------------------------

[diamond] The total deferred surrender charges on a contract will never exceed
          9% of the total payments. See "Deductions and Charges--Surrender Charges" for a detailed discussion.

FROM THE ACCOUNT
[diamond] Mortality and expense risk fee--1.25% annually. See "Charges for Mortality and Expense Risks."

[diamond] The daily administrative fee--.125% annually. See "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS
[diamond] Premium Taxes--taken from the Contact value upon annuitization.

          o PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax."

[diamond] Administrative Fee--$35 each year.

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review the contract. If you are not satisfied you may return it within 10 days after you receive it and cancel the contract. You will receive in cash the adjusted value of the initial payment, however, if applicable state law requires, we will return the full amount of the initial payment.

    See "Free Look Period" for a detailed discussion.

LAPSE
    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only. The tables are set forth in Appendix A. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division ("AOD") at 800/541-0171.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 and 5 years, respectively. See the SAI for more details.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are PHL Variable Life Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    We are an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation.

    Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, PHL Variable established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that PHL Variable may conduct. Obligations under the contracts are obligations of PHL Variable.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information see "GIA."

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.


    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.


    AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.


    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.


SCUDDER VIT FUNDS
    The following subaccounts invest in a corresponding fund of Scudder VIT
Funds:

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

    SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:


    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


    WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing or calling AOD at the address or telephone number provided on the front page of this prospectus.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material irreconcilable conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) an action by any state insurance regulatory authority, (2) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (3) an administrative or judicial decision in any relevant proceeding; (4) the manner in which the investments of any Portfolios are being managed; (5) a difference in voting instructions given by variable life insurance policyowners, life owners, variable annuity contract owners, annuity owners or any future owners; or (6) a decision by Phoenix to disregard the voting instructions of contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------

Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Roger Engemann & Associates, Inc. ("Engemann")

o Phoenix-Engemann Capital Growth Series
o Phoenix-Engemann Small & Mid-Cap Growth Series
Seneca Capital Management, LLC ("Seneca")
o Phoenix-Seneca Mid-Cap Growth Series
o Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------

Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------

AIM Capital Management, Inc.
o Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o Phoenix-Alliance/Bernstein Growth + Value Series
o Phoenix-Sanford Bernstein Global Value Series
o Phoenix-Sanford Bernstein Mid-Cap Value Series
o Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o Phoenix-Deutsche Dow 30 Series
o Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
Janus Capital Corporation
o Phoenix-Janus Flexible Income Series
o Phoenix-Janus Growth Series
MFS Investment Management
o Phoenix-MFS Investors Growth Stock Series
o Phoenix-MFS Investors Trust Series
o Phoenix-MFS Value Series
Morgan Stanley Asset Management
o Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------

Phoenix-Duff & Phelps Real Estate Securities Series

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PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
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Phoenix-Aberdeen New Asia Series

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PAIA SUBADVISORS
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PIC

Aberdeen Fund Managers, Inc.
o Phoenix-Aberdeen New Asia Series

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    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

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OTHER ADVISORS
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AIM Advisors, Inc.
o AIM V.I. Capital Appreciation Fund
o AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o Scudder VIT EAFE(R) Equity Index Fund
o Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o Federated Fund for U.S. Government Securities II
o Federated High Income Bond Fund II
Fidelity Management and Research Company
o VIP Contrafund(R) Portfolio
o VIP Growth Opportunities Portfolio
o VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o Mutual Shares Securities Fund
Morgan Stanley Asset Management
o Technology Portfolio
Templeton Asset Management, Ltd.
o Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o Templeton Foreign Securities Fund
o Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o Wanger Foreign Forty
o Wanger International Small Cap
o Wanger Twenty
o Wanger U.S. Smaller Companies

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SERVICES OF THE ADVISORS

    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.


GIA
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    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value
[diamond] Year Two:       33% of remaining value
[diamond] Year Three:     50% of remaining value
[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA
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    The MVA is an account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to the general account. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

PURCHASE OF CONTRACTS
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    We require minimum initial payments of:

[diamond] Non-qualified plans--$1,000

[diamond] Individual Retirement Annuity--$1,000

[diamond] Bank draft program--$25
          o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application. Each subsequent payment under a contract must be at least $25.

[diamond] Qualified plans--$1,000 annually
          o Contracts purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $1,000 is required.

    We require minimum subsequent payments of $25.

    Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.

    Payments received under the contracts will be allocated in any combination to any subaccount, GIA or MVA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market Subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by VPMO of notice of election in a form satisfactory to PHL Variable and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

[diamond] the makeup and size of the prospective group; or

[diamond] the method and frequency of payments; and

[diamond] the amount of compensation to be paid to Registered Representative(s) on each payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.

DEDUCTIONS AND CHARGES
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PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, the status of PHL Variable within those states and the insurance tax laws of those states. We will pay any premium tax due and will reimburse ourselves only upon the earlier of partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix B to this Prospectus.

SURRENDER CHARGES
    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Option K or L below. See "Annuity Options." Any surrender charge is imposed on a first-in, first-out basis.

    Up to 10% of the contract value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

---------------------------------------------------------------
Percent              7%   6%    5%   4%   3%   2%   1%    0%
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Age of Payment in     0    1    2     3    4    5    6    7+
Complete Years
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    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total deferred surrender charges on a contract will never exceed 9% of total payments, and the applicable level

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

of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

CHARGES FOR MORTALITY AND EXPENSE RISKS
    While you bear the investment risk of the series in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

    In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the annuitant or other payee for as long as he or she may live.

    To compensate for assuming these risks, we charge each subaccount the daily equivalent of .40% annually of the current value of the subaccount's net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract Schedule Pages.) No mortality and expense risk charge is deducted from the GIA or MVA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable. Any such profit may be used, as part of our General Account assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any surrender charges.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

CHARGES FOR ADMINISTRATIVE SERVICES

    We are responsible for administering the contract. In doing so, we maintain an account for each owner and annuitant, make all disbursements of benefits, furnish administrative and clerical services for each contract. We also make disbursements to pay obligations chargeable to the Account, maintain the accounts, records and other documents relating to the business of the Account required by regulatory authorities, cause the maintenance of the registration and qualification of the Account under laws administered by the SEC, prepare and distribute notices and reports to owners, and the like. We also reimburse Phoenix Equity Planning Corporation (PEPCO) for any expenses incurred by it as "principal underwriter."


    To cover certain of its costs of administration, such as preparation of billings and statements of account, PHL Variable generally charges each contract $35 each year prior to the contract's maturity date. A reduced charge may apply in certain situations. This charge is deducted from each subaccount, GIA and MVA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

    If you elect Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

    We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

    We also charge each subaccount the daily equivalent of 0.125% annually to cover its variable costs of administration (such as printing and distribution of materials pertaining to contract owner meetings). This fee is not deducted from the GIA or MVA.


    No surrender or annual administrative charges will be deducted for contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of PHL Variable or its affiliates and their spouses; or to employees or agents who retire from PHL Variable or its affiliates or PEPCO, or its affiliates or to registered representatives of broker-dealers with whom PEPCO has selling agreements.


MARKET VALUE ADJUSTMENT
    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES
    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
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    The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

ACCUMULATION UNITS
    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by VPMO, your payment will be applied within two days of the completion of the application. If VPMO does not accept the application within five business days or if an order form is not completed within five business days of receipt by VPMO, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA or MVA are deposited on the date of receipt of payment at VPMO. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at VPMO. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS
    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by VPMO of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available subaccounts, the GIA or MVA by calling VAO at 800-541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by VPMO except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.

    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $10 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify AOD at 800/541-0171 or in writing to VPMO to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a Bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

ASSET REBALANCING PROGRAM

    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semi-annual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.


GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

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    A=   the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday. C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.


RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER
    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;
2.  the termination of the contract to which this rider is attached;
3. the date a death benefit becomes payable under the contract to which this rider is attached;
4. the date annuity payments commence under the contract to which this rider is attached; and
5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond] The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond] The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

[diamond] The GMIB is irrevocable once elected.

[diamond] You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond] The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond] You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond] The GMIB is only available if approved in your state and if we offer it for use with the contract.

--------------------------------------------------------------------------------


SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS
    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to VPMO. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans"; "Tax Sheltered Annuities."

    A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.

LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

[diamond] the contract value is zero; or

[diamond] the premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).

    PHL Variable will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT
[diamond] DEATH OF AN OWNER/ANNUITANT
          If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

[diamond] DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
          If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

[diamond] SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
          If the spousal beneficiary continues the contract at the death of the owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant.

[diamond] CONTINGENT ANNUITANT CONTRACT CONTINUANCE
          Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant.

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[diamond] QUALIFIED CONTRACTS
          Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

          Death benefit payments must satisfy distribution rules. See "Federal Income Taxes--Qualified Plans."

[diamond] OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
          If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT

[diamond] UPON THE DEATH OF THE ANNUITANT OR OWNER/ANNUITANT WHO HAS NOT YET
          REACHED AGE 85.

          1. Death occurring in the first contract year--the greater of:

             a.  100% of payments, less any withdrawals; or

             b.  the contract value as of the claim date.

          2. Death occurring in any subsequent contract year--the greater of:

             a. the death benefit that would have been payable at the end of the previous contract year, plus any payments, less any withdrawals made since that date; or

             b. the contract value as of the claim date.

[diamond] AFTER THE ANNUITANT'S 85TH BIRTHDAY

    The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the Claim date.

[diamond] DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
          Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The death benefit is the greater of:

          a.  100% of payments, less any withdrawals, or

          b.  the contract value as of the claim date.

    If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see "Annuity Options"). Depending upon state law, the death benefit payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Deductions and Charges--Premium Tax." See also, "Federal Income Taxes--Distribution at Death."

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS
    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain unless a different annuity option is elected by you. See "Annuity Options." Under a Variable Payment Life Annuity with 10-Year Period Certain, annuity payments, which may vary in amount based on the performance of the subaccount selected, are made monthly for life and, if the annuitant dies within 10 years after the maturity date, the annuitant's beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by you prior to the maturity date. Once annuity payments have commenced, the Annuity Option may not be changed.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.

    The maturity date election must be made by written notice and must be received by VPMO 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date automatically will be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the annuitant under Option I described below. Any annuity payments falling due after the death of the annuitant during the period certain will be paid to the annuitant's beneficiary. Each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with 10-Year Period Certain"), you may, by written request received by VPMO on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity option, unless unscheduled withdrawals are made under Annuity Options K or L.

    The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact VAO well in advance of the date you wish to elect an option to obtain estimates of payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION C--DISCONTINUED

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    Unless another annuity option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the current annuity payment rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner who also is the annuitant dies on or after the maturity date, except as otherwise may be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE
    A valuation date is every day the NYSE is open for trading and we are open for business. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the Contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT

    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract ordinarily will be made within seven days after receipt of the written request by VPMO. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial payment has been allocated to the MVA, we will apply the market value adjustment which can increase or decrease your initial payment. If applicable state law requires, we will return the full amount of any payments we received.


    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or MVA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.


AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, we may seek to substitute the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    PHL Variable is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to PHL Variable. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPMO of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan, and nor if the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the U.S. Treasury Department may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

    55% in any 1 investment

    70% in any 2 investments

    80% in any 3 investments

    90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    PHL Variable has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.


    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.


QUALIFIED PLANS
    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.


    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20% income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. If the program permits loans, a loan from the participant's contract value may be requested. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the IA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1,000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the market value adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and also will reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with Us, except that no amount will be transferred to the MVA.

    If a loan repayment is not received by Us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ACCOUNTS
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on items such as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the contracts offered by this Prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a Qualified Plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------

    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We are also subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the

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

Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------

    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

LEGAL MATTERS
--------------------------------------------------------------------------------


    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:

o   Underwriter
o   Performance History
o   Calculation of Yield and Return
o   Calculation of Annuity Payments
o   Experts
o   Separate Account Financial Statements
o   Company Financial Statements

    Contract owner inquiries and requests for a SAI should be directed, in writing, to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027, or by calling AOD at 800/541-0171.

APPENDIX A
FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)
--------------------------------------------------------------------------------



The following table gives the historical unit values for a single share of each of the available subaccounts. More information can be obtained from the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling VPMO at 800/541-0171 or by writing to:

                  Variable Products Mail Operations
                  PO Box 8027
                  Boston, MA 02266-8027



                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)

 -----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-ABERDEEN INTERNATIONAL
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.732                $1.310              17,849

          From 1/1/00 to 12/31/00                                            $2.106                $1.732              20,829
          From 1/1/99 to 12/31/99                                            $1.648                $2.106              21,574
          From 1/1/98 to 12/31/98                                            $1.306                $1.648              15,694
          From 1/1/97 to 12/31/97                                            $1.181                $1.306              7,089
          From 1/1/96 to 12/31/96                                            $1.009                $1.181              3,095
          From 7/31/95* to 12/31/95                                          $1.000                $1.009               133

 PHOENIX-ABERDEEN NEW ASIA
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $0.774                $0.771              6,744

          From 1/1/00 to 12/31/00                                            $0.933                $0.774              6,039
          From 1/1/99 to 12/31/99                                            $0.626                $0.933              5,775
          From 1/1/98 to 12/31/98                                            $0.665                $0.626              3,949
          From 1/1/97 to 12/31/97                                            $0.997                $0.665              3,655
          From 1/29/96* to 12/31/96                                          $1.000                $0.997              1,133


 PHOENIX-AIM MID-CAP EQUITY
 ===================================================================================================================================
          From 1/14/01* to 12/31/01                                          $2.000                $2.126                82

 PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
 ===================================================================================================================================
          From 11/7/01* to 12/31/01                                          $2.000                $2.136                39


 PHOENIX-DEUTSCHE DOW 30
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.882                $1.745              1,704

          From 1/1/00 to 12/31/00                                            $2.019                $1.882              1,262
          From 12/29/99* to 12/31/99                                         $2.000                $2.019               181

 PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R)
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1,257                $0.830               801

          From 8/22/00* to 12/31/00                                          $1.000                $1.257               224

 PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.721                $1.809              6,757

          From 1/1/00 to 12/31/00                                            $1.333                $1.721              6,724
          From 1/1/99 to 12/31/99                                            $1.290                $1.333              7,522
          From 1/1/98 to 12/31/98                                            $1.660                $1.290              8,919
          From 1/1/97 to 12/31/97                                            $1.378                $1.660              7,737
          From 1/1/96 to 12/31/96                                            $1.050                $1.378              1,543
          From 7/31/95* to 12/31/95                                          $1.000                $1.050               226


*Date subaccount began operations

                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)
 -----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-ENGEMANN CAPITAL GROWTH
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.909                $1.232             124,275

          From 1/1/00 to 12/31/00                                            $2.354                $1.909             149,303
          From 1/1/99 to 1 2/31/99                                           $1.840                $2.354             158,997
          From 1/1/98 to 12/31/98                                            $1.436                $1.840             135,636
          From 1/1/97 to 12/31/97                                            $1.202                $1.436              77,819
          From 1/1/96 to 12/31/96                                            $1.082                $1.202              42,365
          From 7/31/95* to 12/31/95                                          $1.000                $1.082              3,037

 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.616                $1.168              1,380

          From 8/15/00 to 12/31/00                                           $1.000                $1.616               532

 PHOENIX-FEDERATED U.S. GOVERNMENT BOND
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.347                $2.431               952

          From 1/1/00 to 12/31/00                                            $2.003                $2.347               738
          From 12/22/99* to 12/31/99                                         $2.000                $2.003                37

 PHOENIX-GOODWIN MONEY MARKET
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.223                $1.252              25,765

          From 1/1/00 to 12/31/00                                            $1.169                $1.223              26,146
          From 1/1/99 to 12/31/99                                            $1.131                $1.169              53,089
          From 1/1/98 to 12/31/98                                            $1.091                $1.131              48,674
          From 1/1/97 to 12/31/97                                            $1.051                $1.091              32,019
          From 1/1/96 to 12/31/96                                            $1.014                $1.051              22,142
          From 7/31/95* to 12/31/95                                          $1.000                $1.014              5,893

 PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.320                $1.381              34,100

          From 1/1/00 to 12/31/00                                            $1.256                $1.320              38,534
          From 1/1/99 to 12/31/99                                            $1.208                $1.256              47,251
          From 1/1/98 to 12/31/98                                            $1.276                $1.208              49,806
          From 1/1/97 to 12/31/97                                            $1.166                $1.276              29,245
          From 1/1/96 to 12/31/96                                            $1.051                $1.166              13,252
          From 7/31/95* to 12/31/95                                          $1.000                $1.051               319

 PHOENIX-HOLLISTER VALUE EQUITY
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.751                $1.417              8,795

          From 1/1/00 to 12/31/00                                            $1.343                $1.751              6,209
          From 1/1/99 to 12/31/99                                            $1.095                $1.343              4,394
          From 3/5/98* to 12/31/98                                           $1.000                $1.095              2,909

 PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.384                $1.203              19,916

          From 1/1/00 to 12/31/00                                            $1.585                $1.384              23,633
          From 1/1/99 to 12/31/99                                            $1.352                $1.585              28,343
          From 1/1/98 to 12/31/98                                            $1.040                $1.352              16,026
          From 5/1/97* to 12/31/97                                           $1.000                $1.040              3,958

 PHOENIX-JANUS FLEXIBLE INCOME
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.101                $2.222              2,044

          From 1/1/00 to 12/31/00                                            $2.000                $2.101               874
          From 12/22/99* to 12/31/99                                         $2.000                $2.000                98


*Date subaccount began operations

                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)
 -----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-JANUS GROWTH
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.827                $1.372              7,135

          From 1/1/00 to 12/31/00                                            $2.084                $1.827              8,994
          From 12/20/99* to 12/31/99                                         $2.000                $2.084               282


 PHOENIX-MFS INVESTORS GROWTH STOCK
 ===================================================================================================================================
          From 10/31/01* to 12/31/01                                         $2.000                $2.133                90

 PHOENIX-MFS INVESTORS STOCK
 ===================================================================================================================================
          From 11/13/01* to 12/31/01                                         $2.000                $2.080                63

 PHOENIX-MFS VALUE
 ===================================================================================================================================
          From 11/2/01* to 12/31/01                                          $2.000                $2.110               123


 PHOENIX-OAKHURST GROWTH AND INCOME
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.266                $1.147              32,347

          From 1/1/00 to 12/31/00                                            $1.374                $1.266              33,611
          From 1/1/99 to 12/31/99                                            $1.191                $1.374              34,387
          From 3/3/98* to 12/31/98                                           $1.000                $1.191              14,294

 PHOENIX-OAKHURST STRATEGIC ALLOCATION
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.732                $1.740              35,400

          From 1/1/00 to 12/31/00                                            $1.745                $1.732              38,928
          From 1/1/99 to 12/31/99                                            $1.590                $1.745              43,750
          From 1/1/98 to 12/31/98                                            $1.334                $1.590              38,139
          From 1/1/97 to 12/31/97                                            $1.120                $1.334              22,085
          From 1/1/96 to 12/31/96                                            $1.042                $1.120              13,249
          From 7/31/95* to 12/31/95                                          $1.000                $1.042              2,919

 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.062                $1.894               249

          From 12/15/00* to 12/31/00                                         $2.000                $2.062                19

 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $0.894                $1.085              7,465

          From 1/1/00 to 12/31/00                                            $0.775                $0.894              3,448
          From 1/1/99 to 12/31/99                                            $0.876                $0.775              3,352
          From 3/5/98* to 12/31/98                                           $1.000                $0.876              3,102

 PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.149                $2.453              1,017

          From 12/14/00* to 12/31/00                                         $2.000                $2.149                52

 PHOENIX-SENECA MID-CAP GROWTH
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.948                $1.435              7,990

          From 1/1/00 to 12/31/00                                            $1.735                $1.948              8,119
          From 1/1/99 to 12/31/99                                            $1.208                $1.735              4,186
          From 3/3/98* to 12/31/98                                           $1.000                $1.208              1,938


*Date subaccount began operations

                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)
 -----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-SENECA STRATEGIC THEME
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.375                $1.701              23,867

          From 1/1/00 to 12/31/00                                            $2.720                $2.375              28,108
          From 1/1/99 to 12/31/99                                            $1.779                $2.720              25,555
          From 1/1/98 to 12/31/98                                            $1.246                $1.779              15,013
          From 1/1/97 to 12/31/97                                            $1.078                $1.246              10,169
          From 1/29/96* to 12/31/96                                          $1.000                $1.078              4,054


 PHOENIX-VAN KAMPEN FOCUS EQUITY (FORMERLY, PHOENIX-MORGAN STANLEY FOCUS EQUITY)
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.738                $1.455               299
          From 1/1/00 to 12/31/00                                            $2.028                $1.738               327
          From 12/24/99* to 12/31/99                                         $2.000                $2.028                29


 AIM V.I. CAPITAL APPRECIATION FUND
 ===================================================================================================================================
         From 4/18/01* to 12/31/01                                          $2.000                $1.862               162

 AIM V.I. PREMIER EQUITY FUND (FORMERLY, AIM V.I. VALUE FUND)
 ===================================================================================================================================
          From 4/12/01* to 12/31/01                                          $2.000                $1.943               419


 ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.525                $1.264              1,015

          From 6/15/00* to 12/31/00                                          $1.000                $1.525               649

 FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.174                $2.295              3,252

          From 1/1/00 to 12/31/00                                            $1.986                $2.174              1,215
          From 7/21/99* to 12/31/99                                          $2.000                $1.986               883

 FEDERATED HIGH INCOME BOND FUND II
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.767                $1.767              1,708

          From 1/1/00 to 12/31/00                                            $1.969                $1.767              1,335
          From 7/27/99* to 12/31/99                                          $2.000                $1.969               602


 VIP CONTRAFUND(R) PORTFOLIO
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.865                $1.612              1,164

          From 6/6/00* to 12/31/00                                           $2.000                $1.865               304


 VIP GROWTH OPPORTUNITIES PORTFOLIO
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.702                $1.436               157

          From 6/6/00* to 12/31/00                                           $2.000                $1.702                83


 VIP GROWTH PORTFOLIO
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.714                $1.390              1,345

          From 6/6/00* to 12/31/00                                           $2.000                $1.714               315


 MUTUAL SHARES SECURITIES FUND
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.212                $1.280              4,018

          From 1/1/00 to 12/31/00                                            $1.092                $1.212              1,312
          From 1/1/99 to 12/31/99                                            $1.013                $1.092              1,734
          From 11/10/98* to 12/31/98                                         $1.000                $1.013               281


*Date subaccount began operations

                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)
 -----------------------------------------------------------------------------------------------------------------------------------

 TEMPLETON DEVELOPING MARKETS SECURITIES FUND
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $0.523                $0.474              5,766

          From 1/1/00 to 12/31/00                                            $0.780                $0.523              7,018
          From 1/1/99 to 12/31/99                                            $0.516                $0.780              7,915
          From 1/1/98 to 12/31/98                                            $0.662                $0.516              5,744
          From 5/1/97* to 12/31/97                                           $1.000                $0.662              3,275


 TEMPLETON FOREIGN SECURITIES FUND (FORMERLY, TEMPLETON INTERNATIONAL SECURITIES FUND)
 ===================================================================================================================================
          From 1/1/00 to 12/31/01                                            $1.360                $1.127              10,363

          From 1/1/00 to 12/31/00                                            $1.412                $1.360              11,868
          From 1/1/99 to 12/31/99                                            $1.162                $1.412              12,940
          From 1/1/98 to 12/31/98                                            $1.075                $1.162              11,361
          From 5/1/97* to 12/31/97                                           $1.000                $1.075              4,072


 TEMPLETON GLOBAL ASSET ALLOCATION FUND (FORMERLY, TEMPLETON ASSET STRATEGY FUND)
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.329                $1.181              5,966

          From 1/1/00 to 12/31/00                                            $1.347                $1.329              7,636
          From 1/1/99 to 12/31/99                                            $1.114                $1.347              9,617
          From 1/1/98 to 12/31/98                                            $1.064                $1.114              9,285
          From 5/1/97* to 12/31/97                                           $1.000                $1.064              4,622

 TEMPLETON GROWTH SECURITIES FUND
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.397                $1.360              16,863

          From 1/1/00 to 12/31/00                                            $1.321                $1.397              20,052
          From 1/1/99 to 12/31/99                                            $1.040                $1.321              22,477
          From 1/1/98 to 12/31/98                                            $1.044                $1.040              12,576
          From 5/1/97* to 12/31/97                                           $1.000                $1.044              6,100


 SCUDDER VIT EAFE(R) EQUITY INDEX FUND (FORMERLY, DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND)
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $1.995                $1.482               470

          From 1/1/00 to 12/31/00                                            $2.426                $1.995               337
          From 7/26/99* to 12/31/99                                          $2.000                $2.426               186


 SCUDDER VIT EQUITY 500 INDEX FUND (FORMERLY, DEUTSCHE VIT EQUITY 500 INDEX FUND)
 ===================================================================================================================================
          From 11/7/01* to 12/31/01                                          $2.000                $2.108                74


 TECHNOLOGY PORTFOLIO
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.547                $0.780              4,698

          From 1/1/00 to 12/31/00                                            $2.052                $1.547              5,272
          From 12/21/99* to 12/31/99                                         $2.000                $2.052               323

 WANGER FOREIGN FORTY
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.819                $1.317              1,533

          From 1/1/00 to 12/31/00                                            $1.873                $1.819              1,695
          From 2/8/99* to 12/31/99                                           $1.000                $1.873               910


*Date subaccount began operations

                                                                           SUBACCOUNT            SUBACCOUNT      UNITS OUTSTANDING
                                                                           UNIT VALUE            UNIT VALUE       AT END OF PERIOD
                             SUBACCOUNT                                BEGINNING OF PERIOD     END OF PERIOD        (THOUSANDS)
 -----------------------------------------------------------------------------------------------------------------------------------
 WANGER INTERNATIONAL SMALL CAP
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $2.509                $1.951              26,077

          From 1/1/00 to 12/31/00                                            $3.531                $2.509              29,692
          From 1/1/99 to 12/31/99                                            $1.580                $3.531              30,517
          From 1/1/98 to 12/31/98                                            $1.377                $1.580              28,056
          From 1/1/97 to 12/31/97                                            $1.417                $1.377              20,361
          From 1/1/96 to 12/31/96                                            $1.088                $1.417              9,834
          From 7/31/95* to 12/31/95                                          $1.000                $1.088               257

 WANGER TWENTY
 ===================================================================================================================================

          From 1/1/01 to 12/31/01                                            $1.473                $1.584              1,989

          From 1/1/00 to 12/31/00                                            $1.364                $1.473              2,119
          From 2/8/99* to 12/31/99                                           $1.000                $1.364              1,654


 WANGER U.S. SMALLER COMPANIES (FORMERLY, WANGER U.S. SMALL CAP)
 ===================================================================================================================================
          From 1/1/01 to 12/31/01                                            $2.106                $2.313              50,555

          From 1/1/00 to 12/31/00                                            $2.324                $2.106              57,022
          From 1/1/99 to 12/31/99                                            $1.884                $2.324              60,367
          From 1/1/98 to 12/31/98                                            $1.757                $1.884              58,568
          From 1/1/97 to 12/31/97                                            $1.376                $1.757              34,966
          From 1/1/96 to 12/31/96                                            $0.951                $1.376              16,757
          From 7/31/95* to 12/31/95                                          $1.000                $0.951              1,313


*Date subaccount began operations

APPENDIX B
DEDUCTIONS FOR PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------



                                                               UPON              UPON
STATE                                                       PURCHASE (1)     ANNUITIZATION        NON-QUALIFIED      QUALIFIED
-----                                                       ---------        -------------        -------------      ---------


California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50


South Dakota 2.......................................           X                                     1.25


West Virginia........................................                             X                   1.00             1.00


Wyoming..............................................           X                                     1.00


Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%




NOTE: The above premium tax deduction rates are as of January 1, 2002. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.


For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."















--------------------------

(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the contract, payment of death proceeds or Maturity Date.

(2) The tax deduction rate in South Dakota on annuity considerations exceeding $500,000 per contract is .8%.

APPENDIX C
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

ANNUITY OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the Variable Payment Annuity Options I, J, K, M and N.

CLAIM DATE: The contract value next determined following receipt of due proof.

CONTRACT: The deferred variable accumulation annuity contract described in this Prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity, to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

ISSUE DATE: The date that the initial payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MVA: An account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 95th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

[diamond] Non-qualified plans--$1,000

[diamond] Individual Retirement Annuity--$1,000

[diamond] Bank draft program--$25

[diamond] Qualified plans--$1,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series' outstanding shares.

PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amounts, according to the investment experience of the selected subaccounts.

VPMO: The Variable Products Mail Operation division of PHL Variable that receives and processes incoming mail for Variable Annuity Operations.

                                                                     [VERSION B]

                             THE PHOENIX EDGE(R)-VA
                        PHL VARIABLE ACCUMULATION ACCOUNT
                    ISSUED BY: PHL VARIABLE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2002

    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account, the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series
   [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series
   [diamond] Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series
   [diamond] Phoenix-Federated U.S. Government Bond Series (1)
   [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series
   [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-MFS Investors Growth Stock Series
   [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series
   [diamond] Phoenix-Sanford Bernstein Global Value Series
   [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series
   [diamond] Phoenix-Van Kampen Focus Equity Series (formerly, Phoenix-Morgan
             Stanley Focus Equity Series)

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund
   [diamond] Templeton Developing Markets Securities (1)
   [diamond] Templeton Foreign Securities Fund (formerly, Templeton
             International Securities Fund)
   [diamond] Templeton Global Asset Allocation Fund (formerly, Templeton Asset
             Strategy Fund) (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund (formerly, Deutsche VIT
             EAFE(R) Equity Index Fund)
   [diamond] Scudder VIT Equity 500 Index Fund (formerly, Deutsche VIT Equity
             500 Index Fund)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies (formerly, Wanger U.S. Small Cap)

   (1) Not available for new investors

    The contract is not a deposit or obligations of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2002, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:   [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                                         PO Box 8027
                                                         Boston, MA 02266-8027
                                             [telephone] TEL. 800/541-0171

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY..........................................   10
FINANCIAL HIGHLIGHTS......................................   13
PERFORMANCE HISTORY.......................................   13
THE VARIABLE ACCUMULATION ANNUITY.........................   13
PHL VARIABLE AND THE ACCOUNT .............................   13
INVESTMENTS OF THE ACCOUNT................................   14
GIA  ...................................................     17
MVA  ...................................................     17
PURCHASE OF CONTRACTS.....................................   17
DEDUCTIONS AND CHARGES....................................   18
   Deductions from the Separate Account...................   18
     Premium Tax..........................................   18
     Surrender Charges....................................   18
     Mortality and Expense Risk Fee.......................   19
     Administrative Fee...................................   19
     Administrative Charge................................   19
   Reduced Charges, Credits and Bonus
     Guaranteed Interest Rates............................   19
   Market Value Adjustment................................   20
   Other Charges..........................................   20
THE ACCUMULATION PERIOD...................................   20
   Accumulation Units.....................................   20
   Accumulation Unit Values...............................   20
   Transfers .............................................   20
   Optional Programs and Benefits.........................   21
     Dollar Cost Averaging Program........................   21
     Asset Rebalancing Program............................   21
     Enhanced Option 1 Rider..............................   21
     Nursing Home Waiver..................................   22
     Guaranteed Minimum Income Benefit Rider ("GMIB").....   22
   Surrender of Contract; Partial Withdrawals.............   23
   Lapse of Contract......................................   24
   Payment Upon Death Before Maturity Date ...............   24
THE ANNUITY PERIOD........................................   25
   Variable Accumulation Annuity Contracts................   25
   Annuity Payment Options ...............................   26
   Other Options and Rates................................   27
   Other Conditions.......................................   27
   Payment Upon Death After Maturity Date.................   28
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   28
   Valuation Date.........................................   28
   Valuation Period.......................................   28
   Accumulation Unit Value................................   28
   Net Investment Factor..................................   28
MISCELLANEOUS PROVISIONS..................................   28
   Assignment.............................................   28
   Deferment of Payment ..................................   29
   Free Look Period.......................................   29
   Amendments to Contracts................................   29
   Substitution of Fund Shares............................   29
   Ownership of the Contract..............................   29
FEDERAL INCOME TAXES......................................   29
   Introduction...........................................   29
   Income Tax Status......................................   30
   Taxation of Annuities in General--Non-Qualified Plans..   30
     Surrenders or Withdrawals Prior to the
       Contract Maturity Date.............................   30
     Surrenders or Withdrawals On or After the
       Contract Maturity Date.............................   30
     Penalty Tax on Certain Surrenders and Withdrawals....   30
   Additional Considerations..............................   31
   Diversification Standards .............................   32
   Qualified Plans........................................   32
     Tax Sheltered Annuities ("TSAs") ....................   33
     Keogh Plans..........................................   34
     Individual Retirement Accounts.......................   34
     Corporate Pension and Profit-Sharing Plans...........   34
   Deferred Compensation Plans with Respect to
     Service for State and Local Governments and
     Tax Exempt Organizations.............................   35
   Penalty Tax on Certain Surrenders and Withdrawals
     from Qualified Contracts.............................   35
   Seek Tax Advice........................................   35
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   35
STATE REGULATION..........................................   36
REPORTS...................................................   36
VOTING RIGHTS.............................................   36
TEXAS OPTIONAL RETIREMENT PROGRAM.........................   36
LEGAL MATTERS.............................................   36
SAI  .....................................................   37
APPENDIX A--FINANCIAL HIGHLIGHTS..........................  A-1
APPENDIX B--DEDUCTIONS FOR PREMIUM TAXES..................  B-1
APPENDIX C--GLOSSARY OF SPECIAL TERMS.....................  C-1

                               SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                                                                           ALL SUBACCOUNTS
                                                                                                              ---------------

Sales Charges Imposed on Purchases........................................................................           None

Deferred Surrender Charges (as a percentage of amount withdrawn):(1)
    Age of Payment in Complete Years 0-1..................................................................            7%
    Age of Payment in Complete Years 1-2..................................................................            7%
    Age of Payment in Complete Years 2-3..................................................................            6%
    Age of Payment in Complete Years 3-4..................................................................            6%
    Age of Payment in Complete Years 4-5..................................................................            5%
    Age of Payment in Complete Years 5-6..................................................................            4%
    Age of Payment in Complete Years 6-7..................................................................            3%
    Age of Payment in Complete Years 7 and thereafter.....................................................           None

Subaccount Transfer Charge................................................................................           None



ANNUAL ADMINISTRATIVE CHARGE
Maximum...................................................................................................           $35

ENHANCED OPTION 1 RIDER (as a percentage of the contract value)...........................................          .05%



GUARANTEED MINIMUM INCOME BENEFIT RIDER FEE(2) (as a percentage of
    the guaranteed annuitization value)...................................................................          .40%



SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

[diamond] Option 1--Return of Premium

    Mortality and Expense Risk Fee........................................................................          .775%
    Daily Administrative Fee..............................................................................          .125%
                                                                                                                   -----

    Total Separate Account Annual Expenses................................................................          .90  %

[diamond] Option 2--Annual Step-up

     Mortality and Expense Risk Fee.......................................................................         1.125%
     Daily Administrative Fee.............................................................................          .125%
                                                                                                                   -----

Total Separate Account Annual Expenses....................................................................         1.25 %

[diamond] Option 3--5% Roll-up

     Mortality and Expense Risk Fee.......................................................................         1.225%
     Daily Administrative Fee.............................................................................          .125%
                                                                                                                   -----

Total Separate Account Annual Expenses....................................................................         1.35 %










------------------

(1) A surrender charge is taken from the proceeds when a contract is surrendered or when an amount is withdrawn, if the payments have not been held under the contract for a certain period of time. However, each year an amount up to 10% of the contract value as of the end of the previous contract year may be withdrawn without a surrender charge. See "Deductions and Charges--Surrender Charges."

(2) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will only be deducted if the rider is elected.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             OTHER                           OTHER
                                                                           OPERATING     TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                    INVESTMENT   RULE      EXPENSES      FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                    MANAGEMENT   12B-1      BEFORE          BEFORE          AFTER          AFTER
                      SERIES                            FEE      FEES    REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International (5)                     0.75%      N/A        0.27%           1.02%          0.27%          1.02%
Phoenix-Aberdeen New Asia (4)                          1.00%      N/A        1.41%           2.41%          0.25%          1.25%
Phoenix-AIM Mid-Cap Equity (2, 7)                      0.85%      N/A        6.28%           7.13%          0.20%          1.05%
Phoenix-Alliance/Bernstein Growth + Value (2, 7)       0.85%      N/A        7.08%           7.93%          0.20%          1.05%
Phoenix-Deutsche Dow 30 (2, 6)                         0.35%      N/A        0.77%           1.12%          0.15%          0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (2, 6)            0.35%      N/A        2.00%           2.35%          0.15%          0.50%
Phoenix-Duff & Phelps Real Estate Securities (4, 6)    0.75%      N/A        0.41%           1.16%          0.25%          1.00%
Phoenix-Engemann Capital Growth (2, 6)                 0.63%      N/A        0.09%           0.72%          0.09%          0.72%
Phoenix-Engemann Small & Mid-Cap Growth (4, 6)         0.90%      N/A        1.23%           2.13%          0.25%          1.15%
Phoenix-Federated U.S. Government Bond (3, 8)          0.60%      N/A        0.86%           1.46%          0.24%          0.84%
Phoenix-Goodwin Money Market (2, 6)                    0.40%      N/A        0.20%           0.60%          0.15%          0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (2, 6)       0.50%      N/A        0.21%           0.71%          0.15%          0.65%
Phoenix-Hollister Value Equity (2, 6)                  0.70%      N/A        0.30%           1.00%          0.15%          0.85%
Phoenix-J.P. Morgan Research Enhanced Index (1, 6)     0.45%      N/A        0.25%           0.70%          0.10%          0.55%
Phoenix-Janus Flexible Income (2, 6)                   0.80%      N/A        0.71%           1.51%          0.15%          0.95%
Phoenix-Janus Growth (2, 6)                            0.85%      N/A        0.34%           1.19%          0.15%          1.00%
Phoenix-MFS Investors Growth Stock (2, 6, 7)           0.75%      N/A        6.13%           6.88%          0.20%          0.95%
Phoenix-MFS Investors Trust (2, 6, 7)                  0.75%      N/A        6.59%           7.34%          0.20%          0.95%
Phoenix-MFS Value (2, 6, 7)                            0.75%      N/A        5.68%           6.43%          0.20%          0.95%
Phoenix-Oakhurst Growth & Income (2, 6)                0.70%      N/A        0.23%           0.93%          0.15%          0.85%
Phoenix-Oakhurst Strategic Allocation (2, 6)           0.58%      N/A        0.13%           0.71%          0.13%          0.71%
Phoenix-Sanford Bernstein Global Value (2)             0.90%      N/A        1.90%           2.80%          0.15%          1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (2, 6)         1.05%      N/A        0.49%           1.54%          0.15%          1.20%
Phoenix-Sanford Bernstein Small-Cap Value (2, 6)       1.05%      N/A        1.28%           2.33%          0.15%          1.20%
Phoenix-Seneca Mid-Cap Growth (4, 6)                   0.80%      N/A        0.30%           1.10%          0.25%          1.05%
Phoenix-Seneca Strategic Theme (4, 6)                  0.75%      N/A        0.21%           0.96%          0.21%          0.96%
Phoenix-Van Kampen Focus Equity (2, 6)                 0.85%      N/A        2.33%           3.18%          0.15%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .30% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .35% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets.
(6) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(7) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.
(8) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.

Note: each or all of the expense caps noted above may be altered or eliminated at any time without notice.

 ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           OTHER                          OTHER
                                                                         OPERATING     TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                  INVESTMENT   RULE       EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                  MANAGEMENT   12B-1        BEFORE         BEFORE          AFTER         AFTER
                     SERIES                           FEE     FEES(5)  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.24%           0.85%          0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A        0.25%           0.85%          0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A        0.07%           0.92%          0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A        0.14%           0.74%          0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%          0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (6)                      0.58%     0.10%       0.10%           0.78%          0.10%           0.78%
VIP Growth Opportunities Portfolio (6)               0.58%     0.10%       0.11%           0.79%          0.11%           0.79%
VIP Growth Portfolio (6)                             0.58%     0.10%       0.10%           0.78%          0.10%           0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%       0.19%           1.04%          0.19%          1.04%
Templeton Developing Markets Securities Fund         1.25%     0.25%       0.32%           1.82%          0.32%          1.82%
Templeton Foreign Securities Fund (8)                0.69%     0.25%       0.22%           1.16%          0.22%          1.15%
Templeton Global Asset Allocation Fund               0.61%     0.25%       0.20%           1.06%          0.20%          1.06%
Templeton Growth Securities Fund (10)                0.80%     0.25%       0.05%           1.10%          0.05%          1.10%

SCUDDER VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (9)            0.45%      N/A        0.36%           0.81%          0.20%          0.65%
Scudder VIT Equity 500 Index Fund (9)                0.20%      N/A        0.11%           0.31%          0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%      N/A        0.51%           1.31%          0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                             1.00%      N/A        0.45%           1.45%          0.45%          1.45%
Wanger International Small Cap (3)                   1.20%      N/A        0.23%           1.43%          0.23%          1.43%
Wanger Twenty (1)                                    0.95%      N/A        0.38%           1.33%          0.38%          1.33%
Wanger U.S. Smaller Companies (4)                    0.95%      N/A        0.04%           0.99%          0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund pays a portion or all of its expenses other than the management fee up to 0.40%.
(2) This fund pays a portion or all of its expenses other than the management fee up to 0.45%.
(3) This fund pays a portion or all of its expenses other than the management fee up to 0.60%.
(4) This fund pays a portion or all of its expenses other than the management fee up to 1.00%.
(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%. 8 The advisor had agreed make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.
(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(10) The fund administration fee is paid indirectly through the management fee.

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

    The purpose of the following tables is to assist you in understanding the various costs and expenses that your contract will bear directly or indirectly. They are based on historical fund expenses, as a percentage of net assets for the year ended December 31, 2001, but do not include the effect of any management fee waivers or reimbursement by the investment advisor. The tables reflect expenses of the contract, Account and the funds. See "Deductions and Charges" in this prospectus and the fund prospectuses.

    Premium taxes, which are not reflected in the tables, may apply. We will charge any premium or other taxes levied by any governmental entity with respect to your contract against the contract values based on a percentage of premiums paid. Certain states currently impose premium taxes on the contracts ranging from 0% to 3.5% of premiums paid. For more information, see "Deductions and Charges--Premium Tax" and Appendix A.

    The Examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. See "Deductions and Charges."

    It is impossible to show you what expenses you would incur if you purchased a contract because there are so many different factors that affect expenses. However, the following tables are meant to help demonstrate how certain decisions or choices by you could result in different levels of expense. We have assumed a constant 5% annual return on the invested assets for all of the series with a $1,000 initial investment.

EXPENSE EXAMPLES FOR DEATH BENEFIT OPTION 1 CONTRACTS:

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Phoenix-Aberdeen International                         $ 89      $134     $181      $278        $ 89      $134     $130     $278
Phoenix-Aberdeen New Asia                               102       173      245       406         102       173      197      406
Phoenix-AIM Mid-Cap Equity                              145       292      N/A       N/A         145       292      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               152       310      N/A       N/A         152       310      N/A      N/A
Phoenix-Deutsche Dow 30                                  90       137      186       288          90       137      135      288
Phoenix-Deutsche Nasdaq-100 Index(R)                    102       171      242       401         102       171      194      401
Phoenix-Duff & Phelps Real Estate Securities             91       138      188       292          91       138      137      292
Phoenix-Engemann Capital Growth                          87       126      167       247          87       126      115      247
Phoenix-Engemann Small & Mid-Cap Growth                 100       165      232       382         100       165      184      382
Phoenix-Federated U.S. Government Bond                   93       147      202       321          93       147      152      321
Phoenix-Goodwin Money Market                             85       122      161       235          85       122      109      235
Phoenix-Goodwin Multi-Sector Fixed Income                86       126      166       246          86       126      114      246
Phoenix-Hollister Value Equity                           89       134      180       276          89       134      129      276
Phoenix-J.P. Morgan Research Enhanced Index              86       125      166       245          86       125      114      245
Phoenix-Janus Flexible Income                            94       148      204       325          94       148      154      325
Phoenix-Janus Growth                                     91       139      189       295          91       139      139      295
Phoenix-MFS Investors Growth Stock                      143       286      N/A       N/A         143       286      N/A      N/A
Phoenix-MFS Investors Trust                             147       296      N/A       N/A         147       296      N/A      N/A
Phoenix-MFS Value                                       139       275      N/A       N/A         139       275      N/A      N/A
Phoenix-Oakhurst Growth and Income                       88       132      177       269          88       132      126      269
Phoenix-Oakhurst Strategic Allocation                    86       126      166       246          86       126      114      246
Phoenix-Sanford Bernstein Global Value                  106       183      262       439         106       183      215      439
Phoenix-Sanford Bernstein Mid-Cap Value                  94       149      206       328          94       149      156      328
Phoenix-Sanford Bernstein Small-Cap Value               102       171      241       399         102       171      193      399
Phoenix-Seneca Mid-Cap Growth                            90       137      185       286          90       137      134      286
Phoenix-Seneca Strategic Theme                           89       133      178       272          89       133      127      272
Phoenix-Van Kampen Focus Equity                         109       194      278       469         109       194      232      469
AIM V.I. Capital Appreciation Fund                       88       130      173       261          88       130      122      261
AIM V.I. Premier Equity Fund                             88       130      173       261          88       130      122      261

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Phoenix-Aberdeen International                         $ 25     $ 76      $130     $278
Phoenix-Aberdeen New Asia                                39      117       197      406
Phoenix-AIM Mid-Cap Equity                               84      243       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value                91      263       N/A      N/A
Phoenix-Deutsche Dow 30                                  26       79       135      288
Phoenix-Deutsche Nasdaq-100 Index(R)                     38      115       194      401
Phoenix-Duff & Phelps Real Estate Securities             26       80       137      292
Phoenix-Engemann Capital Growth                          22       67       115      247
Phoenix-Engemann Small & Mid-Cap Growth                  36      109       184      382
Phoenix-Federated U.S. Government Bond                   29       89       152      321
Phoenix-Goodwin Money Market                             21       63       109      235
Phoenix-Goodwin Multi-Sector Fixed Income                22       67       114      246
Phoenix-Hollister Value Equity                           25       75       129      276
Phoenix-J.P. Morgan Research Enhanced Index              22       66       114      245
Phoenix-Janus Flexible Income                            30       91       154      325
Phoenix-Janus Growth                                     26       81       139      295
Phoenix-MFS Investors Growth Stock                       82      237       N/A      N/A
Phoenix-MFS Investors Trust                              86      248       N/A      N/A
Phoenix-MFS Value                                        77      226       N/A      N/A
Phoenix-Oakhurst Growth and Income                       24       73       126      269
Phoenix-Oakhurst Strategic Allocation                    22       67       114      246
Phoenix-Sanford Bernstein Global Value                   42      128       215      439
Phoenix-Sanford Bernstein Mid-Cap Value                  30       92       156      328
Phoenix-Sanford Bernstein Small-Cap Value                38      115       193      399
Phoenix-Seneca Mid-Cap Growth                            26       78       134      286
Phoenix-Seneca Strategic Theme                           24       74       127      272
Phoenix-Van Kampen Focus Equity                          46      139       232      469
AIM V.I. Capital Appreciation Fund                       23       71       122      261
AIM V.I. Premier Equity Fund                             23       71       122      261

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Alger American Leveraged AllCap Portfolio              $ 88      $131     $176      $268        $ 88      $131     $125     $268
Federated Fund for U.S. Government Securities II         87       126      168       249          87       126      116      249
Federated High Income Bond Fund II                       87       127      169       251          87       127      117      251
VIP Contrafund(R) Portfolio                              87       128      170       253          87       128      118      253
VIP Growth Opportunities Portfolio                       87       128      170       255          87       128      119      255
VIP Growth Portfolio                                     87       128      170       253          87       128      118      253
Mutual Shares Securities Fund                            90       135      182       280          90       135      131      280
Templeton Developing Markets Securities Fund             97       157      218       354          97       157      169      354
Templeton Foreign Securities Fund                        91       138      188       292          91       138      137      292
Templeton Global Asset Allocation Fund                   90       135      183       282          90       135      132      282
Templeton Growth Securities Fund                         90       137      185       286          90       137      134      286
Scudder VIT EAFE(R) Equity Index Fund                    87       128      171       257          87       128      120      257
Scudder VIT Equity 500 Index Fund                        83       114      147       204          83       114       94      204
Technology Portfolio                                     92       143      195       306          92       143      145      306
Wanger Foreign Forty                                     93       146      201       320          93       146      151      320
Wanger International Small Cap                           93       146      200       318          93       146      150      318
Wanger Twenty                                            92       143      196       308          92       143      145      308
Wanger U.S. Smaller Companies                            89       133      176       275          89       133      129      275

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Alger American Leveraged AllCap Portfolio              $ 24     $ 73      $125     $268
Federated Fund for U.S. Government Securities II         22       68       116      249
Federated High Income Bond Fund II                       22       68       117      251
VIP Contrafund(R) Portfolio                              22       69       118      253
VIP Growth Opportunities Portfolio                       22       69       119      255
VIP Growth Portfolio                                     22       69       118      253
Mutual Shares Securities Fund                            25       77       131      280
Templeton Developing Markets Securities Fund             33      100       169      354
Templeton Foreign Securities Fund                        26       80       137      292
Templeton Global Asset Allocation Fund                   25       77       132      282
Templeton Growth Securities Fund                         26       78       134      286
Scudder VIT EAFE(R) Equity Index Fund                    23       70       120      257
Scudder VIT Equity 500 Index Fund                        18       55        94      204
Technology Portfolio                                     28       85       145      306
Wanger Foreign Forty                                     29       89       151      320
Wanger International Small Cap                           29       88       150      318
Wanger Twenty                                            28       85       145      308
Wanger U.S. Smaller Companies                            24       75       129      275

EXPENSE EXAMPLES FOR DEATH BENEFIT OPTION 2 CONTRACTS:

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Phoenix-Aberdeen International                         $ 92      $143     $195      $307        $ 92      $143     $145      $307
Phoenix-Aberdeen New Asia                               105       181      258       432         105       181      211       432
Phoenix-AIM Mid-Cap Equity                              147       299      N/A       N/A         147       299      N/A       N/A
Phoenix-Alliance/Bernstein Growth + Value               154       317      N/A       N/A         154       317      N/A       N/A
Phoenix-Deutsche Dow 30                                  93       146      200       317          93       146      150       317
Phoenix-Deutsche Nasdaq-100 Index(R)                    104       179      255       427         104       179      208       427
Phoenix-Duff & Phelps Real Estate Securities             93       147      202       321          93       147      152       321
Phoenix-Engemann Capital Growth                          89       134      181       278          89       134      130       278
Phoenix-Engemann Small & Mid-Cap Growth                 102       173      246       408         102       173      198       408
Phoenix-Federated U.S. Government Bond                   96       155      216       349          96       155      166       349
Phoenix-Goodwin Money Market                             88       131      175       266          88       131      124       266
Phoenix-Goodwin Multi-Sector Fixed Income                89       134      181       277          89       134      130       277
Phoenix-Hollister Value Equity                           92       142      194       305          92       142      144       305
Phoenix-J.P. Morgan Research Enhanced Index              89       134      180       276          89       134      129       276
Phoenix-Janus Flexible Income                            97       156      218       353          97       156      169       353
Phoenix-Janus Growth                                     94       148      203       323          94       148      153       323
Phoenix-MFS Investors Growth Stock                      145       293      N/A       N/A         145       293      N/A       N/A
Phoenix-MFS Investors Trust                             149       303      N/A       N/A         149       303      N/A       N/A
Phoenix-MFS Value                                       141       282      N/A       N/A         141       282      N/A       N/A
Phoenix-Oakhurst Growth and Income                       91       140      191       298          91       140      141       298
Phoenix-Oakhurst Strategic Allocation                    89       134      181       277          89       134      130       277
Phoenix-Sanford Bernstein Global Value                  109       191      275       463         109       191      229       463
Phoenix-Sanford Bernstein Mid-Cap Value                  97       157      219       356          97       157      170       356
Phoenix-Sanford Bernstein Small-Cap Value               104       179      255       425         104       179      207       425

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Phoenix-Aberdeen International                         $28     $ 85      $145     $307
Phoenix-Aberdeen New Asia                               41      126       211      432
Phoenix-AIM Mid-Cap Equity                              87      251       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               94      270       N/A      N/A
Phoenix-Deutsche Dow 30                                 29       88       150      317
Phoenix-Deutsche Nasdaq-100 Index(R)                    41      124       208      427
Phoenix-Duff & Phelps Real Estate Securities            29       89       152      321
Phoenix-Engemann Capital Growth                         25       76       130      278
Phoenix-Engemann Small & Mid-Cap Growth                 39      118       198      408
Phoenix-Federated U.S. Government Bond                  32       98       166      349
Phoenix-Goodwin Money Market                            24       72       124      266
Phoenix-Goodwin Multi-Sector Fixed Income               25       76       130      277
Phoenix-Hollister Value Equity                          28       84       144      305
Phoenix-J.P. Morgan Research Enhanced Index             25       75       129      276
Phoenix-Janus Flexible Income                           33      100       169      353
Phoenix-Janus Growth                                    29       90       153      323
Phoenix-MFS Investors Growth Stock                      84      244       N/A      N/A
Phoenix-MFS Investors Trust                             89      256       N/A      N/A
Phoenix-MFS Value                                       80      233       N/A      N/A
Phoenix-Oakhurst Growth and Income                      27       82       141      298
Phoenix-Oakhurst Strategic Allocation                   25       76       130      277
Phoenix-Sanford Bernstein Global Value                  45      137       229      463
Phoenix-Sanford Bernstein Mid-Cap Value                 33      100       170      356
Phoenix-Sanford Bernstein Small-Cap Value               41      123       207      425

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Phoenix-Seneca Mid-Cap Growth                          $ 93      $145     $199      $315        $ 93      $145     $149     $315
Phoenix-Seneca Strategic Theme                           92       141      193       301          92       141      142      301
Phoenix-Van Kampen Focus Equity                         112       201      291       493         112       201      246      493
AIM V.I. Capital Appreciation Fund                       91       138      187       291          91       138      137      291
AIM V.I. Premier Equity Fund                             91       138      187       291          91       138      137      291
Alger American Leveraged AllCap Portfolio                91       140      191       297          91       140      140      297
Federated Fund for U.S. Government Securities II         90       135      182       280          90       135      131      280
Federated High Income Bond Fund II                       90       135      183       282          90       135      132      282
VIP Contrafund(R) Portfolio                              90       136      184       284          90       136      133      284
VIP Growth Opportunities Portfolio                       90       136      184       285          90       136      134      285
VIP Growth Portfolio                                     90       136      184       284          90       136      133      284
Mutual Shares Securities Fund                            92       143      196       309          92       143      146      309
Templeton Developing Markets Securities Fund            100       165      232       381         100       165      184      381
Templeton Foreign Securities Fund                        93       147      202       321          93       147      152      321
Templeton Global Asset Allocation Fund                   93       144      197       311          93       144      147      311
Templeton Growth Securities Fund                         93       145      199       315          93       145      149      315
Scudder VIT EAFE(R) Equity Index Fund                    90       137      185       287          90       137      135      287
Scudder VIT Equity 500 Index Fund                        85       123      161       236          85       123      109      236
Technology Portfolio                                     95       151      209       335          95       151      159      335
Wanger Foreign Forty                                     96       155      215       348          96       155      166      348
Wanger International Small Cap                           96       154      214       346          96       154      165      346
Wanger Twenty                                            95       151      210       337          95       151      160      337
Wanger U.S. Smaller Companies                            92       142      194       304          92       142      144      304

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Phoenix-Seneca Mid-Cap Growth                          $29     $ 87      $149     $315
Phoenix-Seneca Strategic Theme                          27       83       142      301
Phoenix-Van Kampen Focus Equity                         49      147       246      493
AIM V.I. Capital Appreciation Fund                      26       80       137      291
AIM V.I. Premier Equity Fund                            26       80       137      291
Alger American Leveraged AllCap Portfolio               27       82       140      297
Federated Fund for U.S. Government Securities II        25       77       131      280
Federated High Income Bond Fund II                      25       77       132      282
VIP Contrafund(R) Portfolio                             25       78       133      284
VIP Growth Opportunities Portfolio                      25       78       134      285
VIP Growth Portfolio                                    25       78       133      284
Mutual Shares Securities Fund                           28       86       146      309
Templeton Developing Markets Securities Fund            36      109       184      381
Templeton Foreign Securities Fund                       29       89       152      321
Templeton Global Asset Allocation Fund                  28       86       147      311
Templeton Growth Securities Fund                        29       87       149      315
Scudder VIT EAFE(R) Equity Index Fund                   26       79       135      287
Scudder VIT Equity 500 Index Fund                       21       64       109      236
Technology Portfolio                                    31       94       159      335
Wanger Foreign Forty                                    32       98       166      348
Wanger International Small Cap                          32       97       165      346
Wanger Twenty                                           31       94       160      337
Wanger U.S. Smaller Companies                           27       84       144      304

EXPENSE EXAMPLES FOR DEATH BENEFIT OPTION 3 CONTRACTS:

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Phoenix-Aberdeen International                         $ 93      $146     $200      $317        $ 93      $146     $150     $317
Phoenix-Aberdeen New Asia                               106       184      262       440         106       184      216      440
Phoenix-AIM Mid-Cap Equity                              148       301      N/A       N/A         148       301      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               155       319      N/A       N/A         155       319      N/A      N/A
Phoenix-Deutsche Dow 30                                  94       148      205       326          94       148      155      326
Phoenix-Deutsche Nasdaq-100 Index(R)                    105       182      260       435         105       182      213      435
Phoenix-Duff & Phelps Real Estate Securities             94       150      206       330          94       150      157      330
Phoenix-Engemann Capital Growth                          90       137      186       288          90       137      135      288
Phoenix-Engemann Small & Mid-Cap Growth                 103       176      250       416         103       176      203      416
Phoenix-Federated U.S. Government Bond                   97       158      220       358          97       158      171      358
Phoenix-Goodwin Money Market                             89       134      180       276          89       134      129      276
Phoenix-Goodwin Multi-Sector Fixed Income                90       137      185       287          90       137      135      287
Phoenix-Hollister Value Equity                           93       145      199       315          93       145      149      315
Phoenix-J.P. Morgan Research Enhanced Index              90       137      185       286          90       137      134      286
Phoenix-Janus Flexible Income                            98       159      223       362          98       159      174      362
Phoenix-Janus Growth                                     95       150      208       333          95       150      158      333
Phoenix-MFS Investors Growth Stock                      146       295      N/A       N/A         146       295      N/A      N/A
Phoenix-MFS Investors Trust                             150       306      N/A       N/A         150       306      N/A      N/A
Phoenix-MFS Value                                       142       285      N/A       N/A         142       285      N/A      N/A

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Phoenix-Aberdeen International                         $ 29     $ 88      $150     $317
Phoenix-Aberdeen New Asia                                42      128       216      440
Phoenix-AIM Mid-Cap Equity                               88      253       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value                95      272       N/A      N/A
Phoenix-Deutsche Dow 30                                  30       91       155      326
Phoenix-Deutsche Nasdaq-100 Index(R)                     42      127       213      435
Phoenix-Duff & Phelps Real Estate Securities             30       92       157      330
Phoenix-Engemann Capital Growth                          26       79       135      288
Phoenix-Engemann Small & Mid-Cap Growth                  40      120       203      416
Phoenix-Federated U.S. Government Bond                   33      101       171      358
Phoenix-Goodwin Money Market                             25       75       129      276
Phoenix-Goodwin Multi-Sector Fixed Income                26       79       135      287
Phoenix-Hollister Value Equity                           29       87       149      315
Phoenix-J.P. Morgan Research Enhanced Index              26       78       134      286
Phoenix-Janus Flexible Income                            34      102       174      362
Phoenix-Janus Growth                                     30       93       158      333
Phoenix-MFS Investors Growth Stock                       85      247       N/A      N/A
Phoenix-MFS Investors Trust                              90      258       N/A      N/A
Phoenix-MFS Value                                        81      236       N/A      N/A

                                                     If you surrender your contract at the    If you annuitize your contract at
                                                     end of one of these time periods, you    the end of one of these time periods,
                                                     would pay:                               you would pay:
                                                     -------------------------------------    -------------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------
Phoenix-Oakhurst Growth and Income                     $ 92      $143     $196      $308        $ 92      $143     $145     $308
Phoenix-Oakhurst Strategic Allocation                    90       137      185       287          90       137      135      287
Phoenix-Sanford Bernstein Global Value                  110       194      279       471         110       194      233      471
Phoenix-Sanford Bernstein Mid-Cap Value                  98       160      224       365          98       160      175      365
Phoenix-Sanford Bernstein Small-Cap Value               105       182      259       433         105       182      212      433
Phoenix-Seneca Mid-Cap Growth                            94       148      204       324          94       148      154      324
Phoenix-Seneca Strategic Theme                           93       144      197       311          93       144      147      311
Phoenix-Van Kampen Focus Equity                         113       204      295       500         113       204      250      500
AIM V.I. Capital Appreciation Fund                       91       141      192       300          91       141      141      300
AIM V.I. Premier Equity Fund                             91       141      192       300          91       141      142      300
Alger American Leveraged AllCap Portfolio                92       143      195       307          92       143      145      307
Federated Fund for U.S. Government Securities II         90       138      187       290          90       138      136      290
Federated High Income Bond Fund II                       91       138      188       292          91       138      137      292
VIP Contrafund(R) Portfolio                              91       139      189       294          91       139      138      294
VIP Growth Opportunities Portfolio                       91       139      189       295          91       139      139      295
VIP Growth Portfolio                                     91       139      189       294          91       139      138      294
Mutual Shares Securities Fund                            93       146      201       319          93       146      151      319
Templeton Developing Markets Securities Fund            101       168      236       390         101       168      188      390
Templeton Foreign Securities Fund                        94       150      206       330          94       150      157      330
Templeton Global Asset Allocation Fund                   93       147      202       321          93       147      152      321
Templeton Growth Securities Fund                         94       148      204       324          94       148      154      324
Scudder VIT EAFE(R) Equity Index Fund                    91       140      190       296          91       140      140      296
Scudder VIT Equity 500 Index Fund                        86       126      166       246          86       126      114      246
Technology Portfolio                                     96       154      213       344          96       154      164      344
Wanger Foreign Forty                                     97       158      220       357          97       158      220      357
Wanger International Small Cap                           97       157      219       355          97       157      170      355
Wanger Twenty                                            96       154      214       346          96       154      165      346
Wanger U.S. Smaller Companies                            93       145      199       314          93       145      148      314

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                          ------   -------  -------  --------
Phoenix-Oakhurst Growth and Income                     $ 28     $ 85      $145     $308
Phoenix-Oakhurst Strategic Allocation                    26       79       135      287
Phoenix-Sanford Bernstein Global Value                   46      139       233      471
Phoenix-Sanford Bernstein Mid-Cap Value                  34      103       175      365
Phoenix-Sanford Bernstein Small-Cap Value                42      126       212      433
Phoenix-Seneca Mid-Cap Growth                            30       90       154      324
Phoenix-Seneca Strategic Theme                           28       86       147      311
Phoenix-Van Kampen Focus Equity                          50      150       250      500
AIM V.I. Capital Appreciation Fund                       27       83       142      300
AIM V.I. Premier Equity Fund                             27       83       142      300
Alger American Leveraged AllCap Portfolio                28       85       145      307
Federated Fund for U.S. Government Securities II         26       80       136      290
Federated High Income Bond Fund II                       26       80       137      292
VIP Contrafund(R) Portfolio                              26       81       138      294
VIP Growth Opportunities Portfolio                       26       81       139      295
VIP Growth Portfolio                                     26       81       138      294
Mutual Shares Securities Fund                            29       89       151      319
Templeton Developing Markets Securities Fund             37      111       188      390
Templeton Foreign Securities Fund                        30       92       157      330
Templeton Global Asset Allocation Fund                   29       89       152      321
Templeton Growth Securities Fund                         30       90       154      324
Scudder VIT EAFE(R) Equity Index Fund                    27       82       140      296
Scudder VIT Equity 500 Index Fund                        22       67       114      246
Technology Portfolio                                     32       97       164      344
Wanger Foreign Forty                                     33      101       171      357
Wanger International Small Cap                           33      100       170      355
Wanger Twenty                                            32       97       165      346
Wanger U.S. Smaller Companies                            28       87       148      314

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options, both variable and fixed. Investments in the variable options provide results which vary and depend upon the performance of the underlying fund, while investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. For a detailed discussion see the section "GIA."

    You also select a Benefit Option which is suitable in meeting your financial objectives. Each Benefit Option differs in the amount of mortality and expense risk charge, how the death benefit is calculated, and in the amount of contract value you may withdraw without surrender charges each contract year. See "The Accumulation Period--Payment Upon Death Before the Maturity Date" for a complete description.

    For more information, see "Purchase of Contracts."

INVESTMENT FEATURES

FLEXIBLE PAYMENTS
[diamond] You may make payments anytime until the maturity date.

[diamond] You can vary the amount and frequency of your payments.

[diamond] Other than the Minimum Initial Payment, there are no required payments.

MINIMUM CONTRIBUTION
[diamond] Generally, the Minimum Initial Payment is $1,000.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE
[diamond] Payments are invested in one or more of the subaccounts, the GIA and the MVA.

[diamond] Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in sections "GIA" and "The Accumulation Period--Transfers."

[diamond] Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

[diamond] The contract value varies with the investment performance of the funds and is not guaranteed.

[diamond] The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--3%).

WITHDRAWALS
[diamond] You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax.

[diamond] Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the Benefit Option selected, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary). Please refer to "Deductions and Charges - Surrender Charges" for a complete description.

[diamond] Withdrawals may be subject to a 10% penalty tax. See "Federal Income
          Taxes - Penalty Tax on Certain Surrenders and Withdrawals."


DEATH BENEFIT
    The death benefit is calculated differently under each Benefit Option and the amount varies based on the Option selected.

DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE
[diamond] No deductions are made from payments unless you elect the Enhanced
          Option 1 Rider.

[diamond] A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

[diamond] If we impose a surrender charge, it is on a first-in, first-out basis.

[diamond] No surrender charges are taken upon the death of the annuitant or owner before the maturity date.

[diamond] A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the payments are deposited:

---------------------------------------------------------------
Percent                 7%   7%   6%   6%   5%   4%   3%   0%
---------------------------------------------------------------
Age of Payment in       0    1    2    3    4    5    6    7+
Complete Years
---------------------------------------------------------------

          o The total deferred surrender charges on a contract will never exceed 9% of total premium payments.

[diamond] Administrative Charge--maximum of $35 each year.

[diamond] Enhanced Option 1 Rider is an optional benefit that provides additional guaranteed benefits. The charge for the Enhanced Option 1 Rider is .05% on an annual basis. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary. See "Optional Programs and Benefits" for complete details.

FROM THE ACCOUNT
[diamond] Mortality and expense risk fee--varies based on the Benefit Option selected. See "Charges for Mortality and Expense Risks."

[diamond] The daily administrative fee--0.125% annually. See "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS
[diamond] Premium Taxes--taken from the contract value upon annuitization.

          o PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax."

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

BENEFIT OPTIONS
[diamond] The contract offers three Benefit Options. You select a Benefit Option that best meets your financial needs. Each Benefit Option varies in the method of death benefit calculation, the amount of mortality and expense risk charge, and the amount of money you can withdraw from your contract each year free of surrender charges (free withdrawal amount).

    The components of each Benefit Option are on the Benefit Options chart on the next page.

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review the contract. If you are not satisfied you may return it within 10 days after you receive it and cancel the contract. You will receive in cash the adjusted value of the initial payment, however, if applicable state law requires, we will return the full amount of the initial payment.

    See "Free Look Period" for a detailed discussion.

LAPSE
    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.

                              BENEFIT OPTIONS CHART

------------------------------------------------------------------------------------------------------------------------------------
                               OPTION 1              OPTIONAL BENEFITS               OPTION 2                    OPTION 3
------------------------------------------------------------------------------------------------------------------------------------
                               RETURN OF                  ENHANCED                    ANNUAL
      COMPONENT                 PREMIUM                OPTION 1 RIDER                STEP-UP                    5% ROLL-UP
------------------------------------------------------------------------------------------------------------------------------------
Mortality & Expense
Risk Fee(1)                      .775%                      N/A                       1.125%                      1.225%
------------------------------------------------------------------------------------------------------------------------------------
Rider Charge                      N/A                       .05%                       N/A                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Free Withdrawal        CONTRACT YEAR 1:          CONTRACT YEAR 1:           CONTRACT YEAR 1:           CONTRACT YEAR 1:
Amount                 10% of the contract       10% of the contract        10% of the contract        10% of the contract value
                       value as of the date of   value as of the date of    value as of the date of    as of the date of withdrawal
                       withdrawal                withdrawal                 withdrawal
                                                                                                       CONTRACT YEARS 2 AND
                       CONTRACT YEARS 2 AND      CONTRACT YEARS 2 AND       CONTRACT YEARS 2 AND       GREATER:
                       GREATER:                  GREATER:                   GREATER:                   10% of  the last contract
                       10% of  the last          10% of  the last contract  10% of  the last contract  anniversary value PLUS any
                       contract anniversary      anniversary value PLUS     anniversary value PLUS     unused percentage from prior
                       value                     any unused percentage      any unused percentage      years may be carried forward
                                                 from prior years may be    from prior years may be    to the then current contract
                                                 carried forward to the     carried forward to the     year, up to a maximum of
                                                 30% then current contract  then current contract of   your contract value as of
                                                 year, up to a maximum of   year, up to a maximum of   the last contract
                                                 30% of your contract       30% of your contract       anniversary
                                                 value as of the last       value as of the last
                                                 contract anniversary       contract anniversary
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2) on    THE GREATER OF:           THE GREATEST OF:           THE GREATEST OF:           THE GREATEST OF:
the date of death of   1. the sum of             1. the sum of 100% of      1.   the sum of 100% of    1. the sum of 100% of
the annuitant who has     100% of premium           premium payments less      premium payments less      premium payments less
not yet attained          payments less             adjusted partial           adjusted partial           adjusted partial
age 80                    adjusted partial          withdrawals on the         withdrawals on the         withdrawals on the
                          withdrawals on the        claim date; or             claim date; or             claim date; or
                          claim date; or         2. the contract value on   2.  the contract value on  2.  the contract value on
                       2. the contract value        the claim date; or         the claim date; or         the claim date; or
                          on the claim date      3. the 7 Year Step-up      3. the Annual Step-up      3.  the Annual Step-up
                                                    Amount on the claim        Amount on the claim        Amount on the Claim
                                                    date                       date                       Date; or
                                                                                                       4. the Annual Roll-up Amount
                                                                                                          on the claim date
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2) on    THE GREATER OF:           THE GREATER OF:            THE GREATER OF:            THE GREATER OF:
the date of death of   1. the sum of 100% of     1. the death benefit in    1. the death benefit in    1. the death benefit in
the annuitant who has     premium payments less     effect at the end of       effect at the end of       effect at the end of the
attained age 80           adjusted partial          the last 7-year period     the immediately            immediately preceding
                          withdrawals on the        prior to the annuitant     preceding contract         contract year prior to
                          claim date; or            turning age 80, plus       year prior to the          the annuitant turning age
                       2. the contract value on     the sum of 100% of         annuitant turning age      80, plus the sum of 100%
                          the claim date            premium payments less      80, plus the sum of        of premium payments less
                                                    adjusted partial           100% of premium            adjusted partial
                                                    withdrawals made since     payments less adjusted     withdrawals made since
                                                    the contract year that     partial withdrawals        the contract year that
                                                    the annuitant reached      made since the             the annuitant reached Age
                                                    Age 80; or                 contract year that the     80; or
                                                 2. the contract value         annuitant reached Age   2. the contract value on the
                                                    on the claim date          80; or                     claim date
                                                                            2. the contract value on
                                                                               the claim date
------------------------------------------------------------------------------------------------------------------------------------

(1) See the "Summary of Expenses" and "Deductions and Charges--Mortality and Expense Risk Charge" for complete details.
(2) See "The Accumulation Period--Payment Upon Death Before Maturity Date" for complete details.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division ("AOD") at 800/541-0171.

    There are three different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix A.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. See the SAI for more details.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are PHL Variable Life Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    We are an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation.

    Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of PHL Variable.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see "GIA."

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.

    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.

    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.

    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.

    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.

    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.

AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

    AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.

THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

    TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.

SCUDDER VIT FUNDS
    The following subaccounts invest in a corresponding fund of Scudder VIT
Funds:

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

    SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:

    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.

    WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing or calling AOD at the address or telephone number provided on the front page of this prospectus.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material irreconcilable conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) an action by any state insurance regulatory authority; (2) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (3) an administrative or judicial decision in any relevant proceeding; (4) the manner in which the investments of any Portfolios are being managed; (5) a difference in voting instructions given by variable life insurance policy owners, life owners, variable annuity contract owners annuity owners or any future owners; or (6) a decision by Phoenix to disregard the voting instructions of contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Roger Engemann & Associates, Inc. ("Engemann")
o Phoenix-Engemann Capital Growth Series
o Phoenix-Engemann Small & Mid-Cap Growth Series
Seneca Capital Management, LLC ("Seneca")
o Phoenix-Seneca Mid-Cap Growth Series
o Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o Phoenix-Alliance/Bernstein Growth + Value Series
o Phoenix-Sanford Bernstein Global Value Series
o Phoenix-Sanford Bernstein Mid-Cap Value Series
o Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o Phoenix-Deutsche Dow 30 Series
o Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o Phoenix-Janus Flexible Income Series
o Phoenix-Janus Growth Series
MFS Investment Management
o Phoenix-MFS Investors Growth Stock Series
o Phoenix-MFS Investors Trust Series
o Phoenix-MFS Value Series
Morgan Stanley Asset Management
o Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
------------------------------------------------------------------

-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
o AIM V.I. Capital Appreciation Fund
o AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------
Deutsche Asset Management
o Scudder VIT EAFE(R) Equity Index Fund
o Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o Federated Fund for U.S. Government Securities II
o Federated High Income Bond Fund II
Fidelity Management and Research Company
o VIP Contrafund(R) Portfolio
o VIP Growth Opportunities Portfolio
o VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o Mutual Shares Securities Fund
Morgan Stanley Asset Management
o Technology Portfolio
Templeton Asset Management, Ltd.
o Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o Templeton Foreign Securities Fund
o Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o Wanger Foreign Forty
o Wanger International Small Cap
o Wanger Twenty
o Wanger U.S. Smaller Companies
------------------------------------------------------------------

SERVICES OF THE ADVISORS
    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

GIA
--------------------------------------------------------------------------------

    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value
[diamond] Year Two:       33% of remaining value
[diamond] Year Three:     50% of remaining value
[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA
--------------------------------------------------------------------------------

    The MVA is an account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to the general account. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------

    Generally, we require minimum initial payments of:

[diamond] Non-qualified plans--$1,000

[diamond] Individual Retirement Annuity--$1,000

[diamond] Bank draft program--$25
          o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application (if any). Each subsequent payment under a contract must be at least $25.

[diamond] Qualified plans--$1,000 annually
          o If contracts are purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $1,000 is required.

    We require minimum subsequent payments of $25.

    Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without our permission. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.

    Payments received under the contracts will be allocated in any combination to any subaccount, GIA or MVA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market Subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by VPMO of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances we may reduce the initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1) the make-up and size of the prospective group;
(2) the method and frequency of premium payments; and
(3) the amount of compensation to be paid to Registered Representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will reimburse Phoenix only upon the earlier of either full or partial surrender of the contract, the maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix C to this prospectus.

SURRENDER CHARGES
    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your premium payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Option K or L below. See "Annuity Options." Any surrender charge is imposed on a first-in, first-out basis.

    Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the Benefit Option selected or any optional benefits you may elect, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary).

    The amount of free withdrawal available depends on the Benefit Option you select as follows:

o   OPTION 1
CONTRACT YEAR 1:
10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value.


o   ENHANCED OPTION 1 RIDER

CONTRACT YEAR 1:
10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:
10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

This rider is available at an annual cost of .05%.

This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

o   OPTION 2
CONTRACT YEAR 1:
10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.


o    OPTION 3
CONTRACT YEAR 1:
10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.


    The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

----------------------------------------------------------------
Percent                  7%   7%   6%   6%   5%   4%   3%   0%
----------------------------------------------------------------
Age of Payment in        0    1    2    3    4    5    6    7+
Complete Years
----------------------------------------------------------------

    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk charge. The charge is assessed against the daily net assets of the subaccounts and varies based on the Benefit Option you selected. The charge under each Benefit Option is equal, on an annual basis to the following percentages:

  -----------------------------------------------------------
   OPTION 1 - RETURN  OPTION 2 - ANNUAL     OPTION 3 - 5%
      OF PREMIUM           STEP-UP             ROLL-UP
  -----------------------------------------------------------
        0.775%              1.125%             1.225%
  -----------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.


    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives according to the annuity tables and other provisions of the contract.


    No mortality and expense risk charge is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us. Any such profit may be used, as part of our General Account assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any surrender charges.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

ADMINISTRATIVE FEE
    We make a daily deduction from account value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the Company for administrative expenses that exceed revenues from the Administrative Charge described below. (This fee is not deducted from the GIA or MVA.)

ADMINISTRATIVE CHARGE
    We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum administrative maintenance charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of withdrawal. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES
    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts, or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of surrender or administrative charge will not be unfairly discriminatory against any person. We will make any reduction according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

MARKET VALUE ADJUSTMENT
    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

    The accumulation period is that time before annuity payments begin during which your payments into the contract remain invested.

ACCUMULATION UNITS
    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by VPMO, your payment will be applied within two days of the completion of the application. If VPMO does not accept the application within five business days or if an order form is not completed within five business days of receipt by VPMO, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA or MVA are deposited on the date of receipt of payment at VPMO. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at VPMO. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS
    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by VPMO of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available subaccounts, the GIA or MVA by calling AOD at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by VPMO except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.

    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $20 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify AOD at 800/541-0171 or in writing to VPMO to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a Bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semi-annual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

ENHANCED OPTION 1 RIDER
    Enhanced Option 1 Rider is an optional benefit that if elected, provides the following additional benefits:

    1. CUMULATIVE FREE WITHDRAWALS: After the first contract year, the free withdrawal amount equals 10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year to a maximum of 30% of your contract value as of the last contract anniversary.

    2. 7 YEAR STEP-UP IN THE DEATH BENEFIT: PRIOR TO THE ANNUITANT'S 80TH BIRTHDAY, THE DEATH BENEFIT EQUALS THE GREATEST OF:

         a. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or
         b.  the contract value on the claim date; or
         c.  the 7 Year Step-up Amount on the claim date.

    3. MINIMUM DEATH BENEFIT PAST THE ANNUITANT'S 80TH BIRTHDAY. THE DEATH BENEFIT IS EQUAL TO THE GREATER OF:

         a. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

         b.  the contract value on the claim date.

    There is a charge of .05% on an annual basis for the Enhanced Option 1 Rider. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary.

NURSING HOME WAIVER
    After the first contract year, the Nursing Home Waiver provides for the waiver of surrender charges provided the annuitant is confined to a licensed nursing home facility for at least 120 days. The withdrawal request must be within 2 years of the annuitant's admission to the licensed nursing home facility.

    There is no charge for this additional benefit.

GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday. B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday. C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.

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


RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER

    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;
2.  the termination of the contract to which this rider is attached;
3. the date a death benefit becomes payable under the contract to which this rider is attached;
4. the date annuity payments commence under the contract to which this rider is attached; and
5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond] The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond] The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

[diamond] The GMIB is irrevocable once elected.

[diamond] You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond] The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond] You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond] The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS
    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to VPMO. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans"; "Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.

LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

[diamond] The contract value is zero; or

[diamond] The annual Administrative Charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).

    PHL Variable will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT

[diamond] DEATH OF AN OWNER/ANNUITANT
          If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

[diamond] DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
          If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

[diamond] SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
          If the spousal beneficiary continues the contract at the death of the an owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant. The Benefit Option in effect at the death of an owner/annuitant or an owner will also apply to the spousal beneficiary.

[diamond] CONTINGENT ANNUITANT CONTRACT CONTINUANCE
          Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant the contract will continue with the contingent annuitant becoming the annuitant. The Benefit Option in effect at the death of the annuitant will also apply to the contingent annuitant.

[diamond] QUALIFIED CONTRACTS
          Under Qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

          Death benefit payments must satisfy distribution rules (See "Qualified Plans" for a detailed discussion.)

[diamond] OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
          If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT BEFORE AGE 80
    Upon the Death of the annuitant or owner/annuitant who has not yet Reached Age 80.

[diamond] OPTION 1--RETURN OF PREMIUM
          The greater of:

          a) 100% of payments, less adjusted partial withdrawals; or

          b) the contract value on the claim date.

[diamond] OPTION 2--ANNUAL STEP-UP
          The greater of:

          a) 100% of payments, less adjusted partial withdrawals; or

          b) the contract value on the claim date; and

          c) the Annual Step-up Amount on the claim date.

[diamond] OPTION 3--5% ROLL-UP
          The greater of:

          a) 100% of payments, less adjusted partial withdrawals; or

          b) the contract value on the claim date; or

          c) the Annual Step-up Amount on the claim date; and

          d) the Annual Roll-up Amount on the claim date.

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

[diamond] ENHANCED OPTION 1 RIDER
          Before the annuitant's 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

          The greater of:

          1. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or

          2. the contract value on the claim date; or

          3. the 7-year step-up amount on the claim date.

    This rider is available at an annual cost of .05%.

    This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

PAYMENT AMOUNT AFTER AGE 80
    After the annuitant's 80th birthday, the death benefit (less any deferred premium tax) equals:

[diamond] OPTION 1--RETURN OF PREMIUM
          The greater of:

          1. the sum of 100% of premium payments less adjusted partial withdrawals on the Claim Date; or

          2. the contract value on the claim date.

[diamond] ENHANCED OPTION 1 RIDER
          After the annuitant's 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

          The greater of:

          1. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

          2. the contract value on the claim date.

          This rider is available at an annual cost of .05%.

    This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

[diamond] OPTION 2--ANNUAL STEP-UP
          The greater of:

          1. the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

          2. the contract value on the claim date.

[diamond] OPTION 3--5% ROLL-UP
          The greater of:

          1. the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

          2. the contract value on the claim date.

[diamond] DEATH OF AN OWNER WHO IS NOT THE ANNUITANT
          Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The amount of death benefit payable is equal to the greater of:

          o 100% of payments, less withdrawals; and
          o the contract value on the claim date.

          BECAUSE THE DEATH BENEFIT IN THIS SITUATION EQUALS THE GREATER OF PREMIUMS PAID AND THE CONTRACT VALUE, AN OWNER WHO IS NOT THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER BENEFIT OPTIONS 2 OR 3 ARE SUITABLE FOR THEIR CIRCUMSTANCES.

    Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Premium Tax." See also "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS
    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Expectancy Annuity (Option L) unless a different annuity option is elected by you. See "Annuity Options." Under a Variable Payment Life Expectancy Annuity, annuity payments are made on a monthly basis over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The datE set forth in (b) does not apply to an IRA.

    The maturity date election must be made by written notice and must be received by VPMO 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) as described below. Upon the death of the annuitant and joint annuitant if any, the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

    With the exception of the Fixed Payment Options and Option L--Variable Payment Life Expectancy Annuity, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the Variable Payment Life Expectancy Annuity, (see "Option L" below), you may, by written request received by VPMO on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity option, unless unscheduled withdrawals are made under Annuity Options K or L.

    The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact VPMO well in advance of the date you wish to elect an option to obtain estimates of payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION C--DISCONTINUED

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    Unless another annuity option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR
PERIOD CERTAIN
    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE
    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.

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    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the Contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT
    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract will ordinarily be made within seven days after receipt of the written request by VPMO. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial payment has been allocated to the MVA, we will apply the Market Value Adjustment which can increase or decrease your initial payment. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or the MVA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    If, in the judgment of the management of PHL Variable, one or more of these series of the funds may become unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by payments under this contract. Any substitution will be subject to approval by the SEC and, where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are

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currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPMO of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE
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IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be

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aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

QUALIFIED PLANS
    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement

                                       32

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Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefit options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11)

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

allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. If the program permits loans, a loan from the participant's contract value may be requested. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us, except that no amount will be transferred to the MVA.

    If a loan repayment is not received by us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ACCOUNTS
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a Qualified Plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------

    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------

    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.

SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:

o   Underwriter
o   Performance History
o   Calculation of Yield and Return
o   Calculation of Annuity Payments
o   Experts
o   Separate Account Financial Statements
o   Company Financial Statements

    Contract owner inquiries and requests for a SAI should be directed, in writing, to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling AOD at 800/541-0171.

APPENDIX A-1

FINANCIAL HIGHLIGHTS FOR CONTRACTS WITH BENEFIT OPTION 1
--------------------------------------------------------------------------------

    The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling AOD at 800/541-0171 or by writing to:

                  Variable Products Mail Operations
                  PO Box 8027
                  Boston, MA 02266-8027

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.973                $1.485                3,937
         From 1/1/00 to 12/31/00                                           $2.365                $1.973                1,996
         From 10/20/99* to 12/31/99                                        $2.000                $2.365                 281

PHOENIX-ABERDEEN NEW ASIA
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.949                $1.951                 322
         From 1/1/00 to 12/31/00                                           $2.341                $1.949                 237
         From 9/22/99* to 12/31/00                                         $2.000                $2.341                 42

PHOENIX-AIM MID-CAP EQUITY
====================================================================================================================================
         From 11/9/01* to 12/31/01                                         $2.000                $2.128                 13

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
====================================================================================================================================
         From 11/14/01* to 12/31/01                                        $2.000                $2.137                 223

PHOENIX-DEUTSCHE DOW 30
====================================================================================================================================
         From 1/1/01* to 12/31/01                                          $1.879                $1.751                1,604
         From 1/1/00 to 12/31/00                                           $2.007                $1.879                 550
         From 12/30/99* to 12/31/99                                        $2.000                $2.007                 150

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R)
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.251                $0.830                 814
         From 8/25/00* to 12/31/00                                         $2.000                $1.251                 35

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.781                $2.939                 942
         From 1/1/00 to 12/31/00                                           $2.145                $2.781                 740
         From 11/1/99* to 12/31/99                                         $2.000                $2.145                  7

PHOENIX-ENGEMANN CAPITAL GROWTH
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.973                $1.279               11,520
         From 1/1/00 to 12/31/00                                           $2.422                $1.973                7,928
         From 8/24/99* to 12/31/99                                         $2.000                $2.422                 773

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.566                $1.137                1,795
         From 8/15/00* to 12/31/00                                         $2.000                $1.566                 178


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-FEDERATED U.S. GOVERNMENT BOND
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.355                $2.451                 519
         From 1/1/00 to 12/31/00                                           $2.001                $2.355                 371
         From 12/28/99* to 12/31/99                                        $2.000                $2.001                  2

PHOENIX-GOODWIN MONEY MARKET
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.197                $2.197                5,008
         From 1/1/00 to 12/31/00                                           $2.032                 $2.14                4,033
         From 8/11/99* to 12/31/99                                         $2.000                $2.032                1,283

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.173                $2.284                2,467
         From 1/1/00 to 12/31/00                                           $2.059                $2.173                1,130
         From 9/13/99* to 12/31/99                                         $2.000                $2.059                 186

PHOENIX-HOLLISTER VALUE EQUITY
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $3.225                $2.612                3,921
         From 1/1/00 to 12/31/00                                           $2.461                $3.225                 951
         From 8/30/99* to 12/31/99                                         $2.000                $2.461                 65

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.152                $1.649                2,275
         From 1/1/00 to 12/31/00                                           $2.152                $1.888                1,714
         From 9/1/99* to 12/31/99                                          $2.000                $2.152                 530

PHOENIX-JANUS FLEXIBLE INCOME
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.101                $2.233                1,567
         From 2/15/00* to 12/31/00                                         $2.000                $2.101                 665

PHOENIX-JANUS GROWTH
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.782                $1.345                8,663
         From 1/1/00 to 12/31/00                                           $2.024                $1.782                4,013
         From 12/28/99* to 12/31/99                                        $2.000                $2.024                 19

PHOENIX-MFS INVESTORS GROWTH STOCK
====================================================================================================================================
         From 11/14/01* to 12/31/01                                        $2.000                $2.135                  9

PHOENIX-MFS INVESTORS TRUST
====================================================================================================================================
         From 11/9/01* to 12/31/01                                         $2.000                $2.082                  6

PHOENIX-MFS VALUE
====================================================================================================================================
         From 11/14/01* to 12/31/01                                        $2.000                $2.111                 185

PHOENIX-OAKHURST GROWTH AND INCOME
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.010                $1.829                5,557
         From 1/1/00 to 12/31/00                                           $2.171                $2.010                2,984
         From 8/30/99* to 12/31/99                                         $2.000                $2.171                 397

PHOENIX-OAKHURST STRATEGIC ALLOCATION
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.184                $2.205                3,133
         From 1/1/00 to 12/31/00                                           $2.190                $2.184                1,608
         From 10/1/99* to 12/31/99                                         $2.000                $2.190                 202


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
====================================================================================================================================
         From 2/1/01* to 12/31/01                                          $2.000                $1.808                 152

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.342                $2.854                 994
         From 1/1/00 to 12/31/00                                           $2.021                $2.342                 259
         From 8/30/99* to 12/31/99                                         $2.000                $2.021                 12

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE

====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.162                $2.480                 437
         From 12/6/00* to 12/31/00                                         $2.000                $2.162                  3

PHOENIX-SENECA MID-CAP GROWTH

====================================================================================================================================
          From 1/1/01 to 12/31/01                                           $3.124                $2.313                3,246
         From 1/1/00 to 12/31/00                                           $2.770                $3.124                1,653
         From 9/3/99* to 12/31/99                                          $2.000                $2.770                 59

PHOENIX-SENECA STRATEGIC THEME
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.304                $1.658                4,571
         From 1/1/00 to 12/31/00                                           $2.625                $2.304                3,249
         From 9/1/99* to 12/31/99                                          $2.000                $2.625                 285

PHOENIX-VAN KAMPEN FOCUS EQUITY (FORMERLY, PHOENIX-MORGAN STANLEY FOCUS EQUITY
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.728                $1.454                1,186
         From 1/1/00 to 12/31/00                                           $2.008                $1.728                 138
         From 12/30/99* to 12/31/99                                        $2.000                $2.008                 15

AIM V.I. CAPITAL APPRECIATION FUND
====================================================================================================================================
         From 5/10/01* to 12/31/01                                         $2.000                $1.775                 36

AIM V.I. PREMIER EQUITY FUND (FORMERLY, AIM V.I. VALUE FUND)
====================================================================================================================================
         From 5/2/01* to 12/31/01                                          $2.000                $1.776                 160

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.535                $1.279                1,557
         From 6/28/00* to 12/31/00                                         $2.000                $1.535                 470

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.225                $2.360                2,791
         From 1/1/00 to 12/31/00                                           $2.022                $2.225                 955
         From 9/2/99* to 12/31/99                                          $2.000                $2.022                 71

FEDERATED HIGH INCOME BOND FUND II
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.837                $1.846                 850
         From 1/1/00 to 12/31/00                                           $2.038                $1.837                 499
         From 10/14/99* to 12/31/99                                        $2.000                $2.038                 44


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
VIP CONTRAFUND(R) PORTFOLIO
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.889                $1.640                 759
         From 6/9/00* to 12/31/00                                          $2.000                $1.889                 236

VIP GROWTH OPPORTUNITIES PORTFOLIO
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.724                $1.462                 300
         From 6/9/00* to 12/31/00                                          $2.000                $1.724                 131

VIP GROWTH PORTFOLIO
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.700                $1.386                1,445
         From 6/9/00* to 12/31/00                                          $2.000                $1.700                 438

MUTUAL SHARES SECURITIES FUND
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.500                $2.387                 676
         From 1/1/00 to 12/31/00                                           $2.018                $2.50                  210
         From 9/2/99* to 12/31/99                                          $2.000                $2.018                 16

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.639                $1.493                 319
         From 1/1/00 to 12/31/00                                           $2.434                $1.639                 245
         From 11/1/99* to 12/31/99                                         $2.000                $2.434                 30

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY, TEMPLETON INTERNATIONAL SECURITIES FUND)
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.136                $1.778                1,795
         From 1/1/00 to 12/31/00                                           $2.207                $2.136                 621
         From 8/30/99* to 12/31/99                                         $2.000                $2.207                 108

TEMPLETON GLOBAL ASSET ALLOCATION FUND (FORMERLY, TEMPLETON ASSET STRATEGY FUND)
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.184                $1.949                 232
         From 1/1/00 to 12/31/00                                           $2.203                $2.184                 181
         From 10/4/99* to 12/31/99                                         $2.000                $2.203                 13

TEMPLETON GROWTH SECURITIES FUND
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.424                $2.371                1,023
         From 1/1/00 to 12/31/00                                           $2.282                $2.424                 418
         From 9/2/99* to 12/31/99                                          $2.000                $2.282                 41

SCUDDER VIT EAFE(R) EQUITY INDEX FUND (FORMERLY, DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND)
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.196                $1.430                 724
         From 1/1/00 to 12/31/00                                           $2.319                $1.196                 401
         From 10/14/99* to 12/31/99                                        $2.000                $2.319                 26

SCUDDER VIT EQUITY 500 INDEX FUND (FORMERLY, DEUTSCHE VIT EQUITY 500 INDEX FUND)
====================================================================================================================================
         From 11/7/01* to 12/31/01                                         $2.000                $2.110                 58

TECHNOLOGY PORTFOLIO
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $1.538                $0.776                3,976
         From 1/1/00 to 12/31/00                                           $2.022                $1.538                1,975
         From 12/30/99* to 12/31/99                                        $2.000                $2.022                 150

WANGER FOREIGN FORTY
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.988                $2.173                 794
         From 1/1/00 to 12/31/00                                           $3.063                $2.988                 492
         From 10/25/99* to 12/31/99                                        $2.000                $3.063                 15


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.265                $1.769                3,864
         From 1/1/00 to 12/31/00                                           $3.171                $2.265                2,533
         From 8/30/99* to 12/31/99                                         $2.000                $3.171                 248

WANGER TWENTY
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.480                $2.692                 453
         From 1/1/00 to 12/31/00                                           $2.295                $2.480                 336
         From 10/11/99* to 12/31/99                                        $2.000                $2.295                 21

WANGER U.S. SMALLER COMPANIES (FORMERLY, WANGER U.S. SMALL CAP)
====================================================================================================================================
         From 1/1/01 to 12/31/01                                           $2.101                $2.319                6,700
         From 1/1/00 to 12/31/00                                           $2.308                $2.101                3,897
         From 9/14/99* to 12/31/99                                         $2.000                $2.308                 398


 * Date subaccount began operations.

APPENDIX A-2

FINANCIAL HIGHLIGHTS FOR CONTRACTS WITH BENEFIT OPTION 2
--------------------------------------------------------------------------------

                                                                                                                       UNITS
                                                                          SUBACCOUNT            SUBACCOUNT        OUTSTANDING AT
                                                                          UNIT VALUE            UNIT VALUE         END OF PERIOD
                             SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD         (THOUSANDS)
 ----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-ABERDEEN INTERNATIONAL
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.920                $1.439               2,353
          From 1/1/00 to 12/31/00                                           $2.309                $1.920               1,335
          From 10/7/99* to 12/31/99                                         $2.000                $2.309                125

 PHOENIX-ABERDEEN NEW ASIA
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.925                $1.921                122
          From 1/1/00 to 12/31/00                                           $2.320                $1.925                107
          From 9/17/99* to 12/31/99                                         $2.000                $2.320                34

 PHOENIX-AIM MID-CAP EQUITY
 ==================================================================================================================================
          From 12/3/01* to 12/31/01                                         $2.000                $2.126                13

 PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
 ==================================================================================================================================
          From 12/20/01* to 12/31/01                                        $2.000                $2.136                31

 PHOENIX-DEUTSCHE DOW 30
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.951                $1.811                341
          From 1/24/00* to 12/31/00                                         $2.000                $1.951                74

 PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.311                $0.866                423
          From 9/5/00* to 12/31/00                                          $2.00                 $1.311                70

 PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.744                $2.889                436
          From 1/1/00 to 12/31/00                                           $2.124                $2.744                103
          From 10/8/99* to 12/31/99                                         $2.000                $2.124                26

 PHOENIX-ENGEMANN CAPITAL GROWTH
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.966                $1.270               8,024
          From 1/1/00 to 12/31/00                                           $2.421                $1.966               5,420
          From 9/7/99* to 12/31/99                                          $2.000                $2.421                664

 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.458                $1.054               1,108
          From 9/5/00* to 12/31/00                                          $2.000                $1.458                301

 PHOENIX-FEDERATED U.S. GOVERNMENT BOND
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.347                $2.433                571
          From 1/1/00 to 12/31/00                                           $2.000                $2.347                216
          From 12/21/99* to 12/31/99                                        $2.000                $2.000                 3

 PHOENIX-GOODWIN MONEY MARKET
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.122                $2.176               2,679
          From 1/1/00 to 12/31/00                                           $2.026                $2.122               1,539
          From 8/27/99* to 12/31/99                                         $2.000                $2.026                997


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.161                $2.263               2,269
          From 1/1/00 to 12/31/00                                           $2.054                $2.161               1,081
          From 9/30/99* to 12/31/99                                         $2.000                $2.054                200

 PHOENIX-HOLLISTER VALUE EQUITY
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $3.125                $2.532               2,297
          From 1/1/00 to 12/31/00                                           $2.393                $3.125                628
          From 9/7/99* to 12/31/99                                          $2.000                $2.393                32

 PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.854                $1.613               1,669
          From 1/1/00 to 12/31/00                                           $2.120                $1.854               1,267
          From 9/7/99* to 12/31/99                                          $2.000                $2.120                450

 PHOENIX-JANUS FLEXIBLE INCOME
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.102                $2.227                891
          From 1/1/00 to 12/31/00                                           $2.000                $2.102                293
          From 12/21/99* to 12/31/99                                        $2.000                $2.000                 3

 PHOENIX-JANUS GROWTH
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.810                $1.361               4,327
          From 1/1/00 to 12/31/00                                           $2.063                $1.810               2,589
          From 12/21/99* to 12/31/99                                        $2.000                $2.063                27

 PHOENIX-MFS INVESTORS GROWTH STOCK
 ==================================================================================================================================
          From 12/13/01* to 12/31/01                                        $2.000                $2.133                .04

 PHOENIX-MFS INVESTORS TRUST
 ==================================================================================================================================


 PHOENIX-MFS VALUE
 ==================================================================================================================================
          From 11/2/01* to 12/31/01                                         $2.000                $2.110                61

 PHOENIX-OAKHURST GROWTH AND INCOME
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.975                $1.791               4,658
          From 1/1/00 to 12/31/00                                           $2.141                $1.975               3,237
          From 9/8/99* to 12/31/99                                          $2.000                $2.141                544

 PHOENIX-OAKHURST STRATEGIC ALLOCATION
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.133                $2.145               1,031
          From 1/1/00 to 12/31/00                                           $2.146                $2.133                577
          From 9/8/99* to 12/31/99                                          $2.000                $2.146                54

 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.028                $1.865                90
          From 12/13/00* to 12/31/00                                        $2.000                $2.028                .08

 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.523                $3.064                854
          From 1/1/00 to 12/31/00                                           $2.185                $2.523                150
          From 10/8/99* to 12/31/99                                         $2.000                $2.185                 8


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
 PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
 ==================================================================================================================================
          From 1/5/01* to 12/31/01                                          $2.000                $2.293                578

 PHOENIX-SENECA MID-CAP GROWTH
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $3.088                $2.278               2,868
          From 1/1/00 to 12/31/00                                           $2.358                $3.088               1,491
          From 10/12/99* to 12/31/99                                        $2.000                $2.358                55

 PHOENIX-SENECA STRATEGIC THEME
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.258                $1.620               4,369
          From 1/1/00 to 12/31/00                                           $2.582                $2.258               3,070
          From 9/8/99* to 12/31/99                                          $2.000                $2.582                538

 PHOENIX-VAN KAMPEN FOCUS EQUITY (FORMERLY, PHOENIX-MORGAN STANLEY FOCUS EQUITY)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.665                $1.396                167
          From 2/10/00* to 12/31/00                                         $2.000                $1.665                48

 AIM V.I. CAPITAL APPRECIATION FUND
 ==================================================================================================================================
          From 4/30/01* to 12/31/01                                         $2.000                $1.765                126

 AIM V.I. PREMIER EQUITY FUND (FORMERLY, AIM V.I. VALUE FUND)
 ==================================================================================================================================
          From 4/12/01* to 12/31/01                                         $2.000                $1.945                153

 ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.523                $1.265               1,042
          From 12/13/00* to 12/31/00                                        $2.00                 $1.523                 362

 FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.177                $2.301               1,793
          From 1/1/00 to 12/31/00                                           $1.985                $2.177                591
          From 9/27/99* to 12/31/99                                         $2.000                $1.985                145

 FEDERATED HIGH INCOME BOND FUND II
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.823                $1.840                623
          From 12/13/00* to 12/31/00                                        $2.045                $1.838                266
          From 11/1/99* to 12/31/99                                         $2.000                $2.045                44

 VIP CONTRAFUND(R) PORTFOLIO
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.866                $1.615                972
          From 7/3/00* to 12/31/00                                          $2.000                $1.866                199

 VIP GROWTH OPPORTUNITIES PORTFOLIO
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.695                $1.432                252
          From 7/3/00* to 12/31/00                                          $2.000                $1.695                98

 VIP GROWTH PORTFOLIO
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.719                $1.397               1,351
          From 7/3/00* to 12/31/00                                          $2.000                $1.719                204

 MUTUAL SHARES SECURITIES FUND
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.217                $2.343                338
          From 7/3/00* to 12/31/00                                          $1.995                $2.217                113
          From 9/7/99* to 12/31/99                                          $2.000                $1.995                40


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
 TEMPLETON DEVELOPING MARKETS SECURITIES FUND
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.633                $1.482                176
          From 7/3/00* to 12/31/00                                          $2.433                $1.633                129
          From 11/1/99* to 12/31/99                                         $2.000                $2.433                 8

 TEMPLETON FOREIGN SECURITIES FUND (FORMERLY, TEMPLETON INTERNATIONAL SECURITIES FUND)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.182                $1.810                905
          From 7/3/00* to 12/31/00                                          $2.262                $2.182                459
          From 9/30/99* to 12/31/99                                         $2.000                $2.262                98

 TEMPLETON GLOBAL ASSET ALLOCATION FUND (FORMERLY, TEMPLETON ASSET STRATEGY FUND)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.194                $1.951                143
          From 7/3/00* to 12/31/00                                          $2.220                $2.194                58
          From 11/1/99* to 12/31/99                                         $2.000                $2.220                29

 TEMPLETON GROWTH SECURITIES FUND
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.477                $2.414                379
          From 7/3/00* to 12/31/00                                          $2.339                $2.477                153
          From 9/30/99* to 12/31/99                                         $2.000                $2.339                78

 SCUDDER VIT EAFE(R) EQUITY INDEX FUND (FORMERLY, DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.866                $1.388                253
          From 1/1/00 to 12/31/00                                           $2.267                $1.866                135
          From 11/1/99* to 12/31/99                                         $2.000                $2.267                49

 SCUDDER VIT EQUITY 500 INDEX FUND (FORMERLY, DEUTSCHE VIT EQUITY 500 INDEX FUND)
 ==================================================================================================================================
          From 11/2/01* to 12/31/01                                         $2.000                $2.108                 5

 TECHNOLOGY PORTFOLIO
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $1.549                $0.782               2,243
          From 1/1/00 to 12/31/00                                           $2.052                $1.549               1,433
          From 12/21/99* to 12/31/99                                        $2.000                $2.052                 9

 WANGER FOREIGN FORTY
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.913                $2.111                650
          From 1/1/00 to 12/31/00                                           $2.996                $2.913                352
          From 11/1/99* to 12/31/99                                         $2.000                $2.996                20

 WANGER INTERNATIONAL SMALL CAP
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.203                $1.715               2,986
          From 1/1/00 to 12/31/00                                           $3.095                $2.203               2,134
          From 9/17/99* to 12/31/99                                         $2.000                $3.095                177

 WANGER TWENTY
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.431                $2.618                402
          From 1/1/00 to 12/31/00                                           $2.248                $2.431                303
          From 10/28/99* to 12/31/99                                        $2.000                $2.248                48

 WANGER U.S. SMALLER COMPANIES (FORMERLY, WANGER U.S. SMALL CAP)
 ==================================================================================================================================
          From 1/1/01 to 12/31/01                                           $2.075                $2.282               3,684
          From 1/1/00 to 12/31/00                                           $2.287                $2.075               2,706
          From 9/17/99* to 12/31/99                                         $2.000                $2.287                338


 * Date subaccount began operations.

APPENDIX A-3

FINANCIAL HIGHLIGHTS FOR CONTRACTS WITH BENEFIT OPTION 3
--------------------------------------------------------------------------------

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.821               $1.364                7,141
         From 1/1/00 to 12/31/00                                          $2.192               $1.821                 109
         From 12/1/99* to 12/31/99                                        $2.000               $2.192                  2

PHOENIX-ABERDEEN NEW ASIA
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.635               $1.630                  25
         From 2/15/00* to 12/31/00                                        $2.000               $1.635                  9

PHOENIX-AIM MID-CAP EQUITY
===================================================================================================================================


PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
===================================================================================================================================

         From 11/7/01* to 12/31/01                                        $2.000               $2.136                  53


PHOENIX-DEUTSCHE DOW 30
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.906               $1.768                 141
         From 1/21/00* to 12/31/00                                        $2.000               $1.906                  84

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R)
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.360               $0.898                 122
         From 10/3/00* to 12/31/00                                        $2.000               $1.360                  22

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.619               $2.754                 108
         From 1/1/00 to 12/31/00                                          $2.029               $2.619                 114
         From 9/3/99* to 12/31/99                                         $2.000               $2.029                  82

PHOENIX-ENGEMANN CAPITAL GROWTH
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.955               $1.261                 735
         From 1/1/00 to 12/31/00                                          $2.409               $1.955                 710
         From 9/3/99* to 12/31/99                                         $2.000               $2.409                  92

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.567               $1.132                 628
         From 8/15/00* to 12/31/00                                        $2.000               $1.567                  9

PHOENIX-FEDERATED U.S. GOVERNMENT BOND
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.141               $2.218                  26
         From 9/26/00* to 12/31/00                                        $2.000               $2.141                  6

PHOENIX-GOODWIN MONEY MARKET
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.119               $2.170                 907
         From 1/1/00 to 12/31/00                                          $2.025               $2.119                 496
         From 8/30/99* to 12/31/99                                        $2.000               $2.025                 339

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.052               $2.147                 265
         From 4/3/00* to 12/31/00                                         $2.000               $2.052                  67


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
PHOENIX-HOLLISTER VALUE EQUITY
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.806               $2.271                 724
         From 1/1/00 to 12/31/00                                          $2.151               $2.806                  89
         From 12/1/99* to 12/31/99                                        $2.000               $2.151                  23

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.840               $1.599                 236
         From 1/1/00 to 12/31/00                                          $2.106               $1.840                 198
         From 9/3/99* to 12/31/99                                         $2.000               $2.106                  13

PHOENIX-JANUS FLEXIBLE INCOME
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.100               $2.222                 487
         From 1/1/00 to 12/31/00                                          $2.000               $2.100                 233
         From 12/21/99* to 12/31/99                                       $2.000               $2.000                  10

PHOENIX-JANUS GROWTH
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.808               $1.358                1,295
         From 1/1/00 to 12/31/00                                          $2.063               $1.808                 374
         From 12/21/99* to 12/31/99                                       $2.000               $2.063                  10

PHOENIX-MFS INVESTORS GROWTH STOCK
===================================================================================================================================


PHOENIX-INVESTORS TRUST
===================================================================================================================================


PHOENIX-MFS VALUE
===================================================================================================================================
         From 12/20/01* to 12/31/01                                       $2.000               $2.110                  36

PHOENIX-OAKHURST GROWTH AND INCOME
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.053               $1.859                 809
         From 1/1/00 to 12/31/00                                          $2.227               $2.053                 606
         From 10/22/99* to 12/31/99                                       $2.000               $2.227                  54

PHOENIX-OAKHURST STRATEGIC ALLOCATION
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.115               $2.125                 188
         From 1/1/00 to 12/31/00                                          $2.130               $2.115                  76
         From 9/3/99* to 12/31/99                                         $2.000               $2.130                  27

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.041               $1.876                  41
         From 12/14/00* to 12/31/00                                       $2.000               $2.041                  20

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.201               $2.670                 693
         From 5/1/00* to 12/31/00                                         $2.000               $2.201                 116

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.130               $2.433                 434
         From 12/14/00* to 12/31/00                                       $2.000               $2.130                  20


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX-SENECA MID-CAP GROWTH
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.511               $1.850                 401
         From 1/1/00 to 12/31/00                                          $2.236               $2.511                 295
         From 12/20/99* to 12/31/99                                       $2.000               $2.236                   4

PHOENIX-SENECA STRATEGIC THEME
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.268               $1.625                 488
         From 1/1/00 to 12/31/00                                          $2.596               $2.268                 669
         From 9/3/99* to 12/31/99                                         $2.000               $2.596                 134

PHOENIX-VAN KAMPEN FOCUS EQUITY (FORMERLY, PHOENIX-MORGAN STANLEY FOCUS EQUITY)
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.776               $1.488                 311
         From 1/1/00 to 12/31/00                                          $2.073               $1.776                  67
         From 12/21/99* to 12/31/99                                       $2.000               $2.073                  10

AIM V.I. CAPITAL APPRECIATION FUND
===================================================================================================================================
         From 12/24/01* to 12/31/01                                       $2.000               $1.849                  5

AIM V.I. PREMIER EQUITY FUND (FORMERLY, AIM V.I. VALUE FUND)
===================================================================================================================================
         From 9/5/01* to 12/31/01                                         $2.000               $1.876                  24

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.525               $1.265                 181
         From 6/6/00* to 12/31/00                                         $2.000                $1.525                 36

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.201               $2.324                 348
         From 1/1/00* to 12/31/00                                         $2.000               $2.201                  30

FEDERATED HIGH INCOME BOND FUND II
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.857               $1.857                  85
         From 4/24/00* to 12/31/00                                        $2.000               $1.857                  46

VIP CONTRAFUND(R) PORTFOLIO
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.865               $1.612                 125
         From 6/6/00* to 12/31/00                                         $2.000               $1.865                  37

VIP GROWTH OPPORTUNITIES PORTFOLIO
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.695               $1.430                  81
         From 7/3/00* to 12/31/00                                         $2.000               $1.695                  27

VIP GROWTH PORTFOLIO
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.669               $1.354                 101
         From 7/3/00* to 12/31/00                                         $2.000               $1.669                  66

MUTUAL SHARES SECURITIES FUND
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.274               $2.402                  75
         From 1/1/00 to 12/31/00                                          $2.049               $2.274                  32
         From 1/21/99*to 12/31/99                                         $2.000               $2.049                 488


 * Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.410               $1.279                  34
         From 1/1/00 to 12/31/00                                          $2.103               $1.410                  24
         From 12/20/99* to 12/31/99                                       $2.000               $2.103                  1

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY, TEMPLETON INTERNATIONAL SECURITIES FUND)
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.026               $1.679                 484
         From 3/14/00* to 12/31/00                                        $2.000               $2.026                  30

TEMPLETON GLOBAL ASSET ALLOCATION FUND (FORMERLY, TEMPLETON ASSET STRATEGY FUND)
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.943               $1.726                  26
         From 4/3/00* to 12/31/00                                         $2.000               $1.943                  20

TEMPLETON GROWTH SECURITIES FUND
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $2.185               $2.127                 218
         From 1/25/00* to 12/31/00                                        $2.000               $2.185                  21

SCUDDER VIT EAFE(R) EQUITY INDEX FUND (FORMERLY DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND)
===================================================================================================================================
         From 1/1/01 to 12/31/01                                          $1.702               $1.265                  11
         From 3/16/00* to 12/31/00                                        $2.000               $1.702                  5

SCUDDER VIT EQUITY 500 INDEX FUND (FORMERLY DEUTSCHE VIT EQUITY 500 INDEX FUND)
===================================================================================================================================
         From 12/18/01* to 12/31/01                                       $2.000               $2.108                 639

TECHNOLOGY PORTFOLIO
===================================================================================================================================

         From 1/1/01 to 12/31/01                                          $1.547               $0.780                 616

         From 1/1/00 to 12/31/00                                          $2.052               $1.547                 378
         From 12/21/99* to 12/31/99                                       $2.000               $2.052                  10

WANGER FOREIGN FORTY
===================================================================================================================================

         From 1/1/01 to 12/31/01                                          $2.910               $2.106                 102

         From 1/1/00 to 12/31/00                                          $2.996               $2.910                  76
         From 11/1/99* to 12/31/99                                        $2.000               $2.996                  2

WANGER INTERNATIONAL SMALL CAP
===================================================================================================================================

         From 1/1/01 to 12/31/01                                          $2.196               $1.708                 337

         From 1/1/00 to 12/31/00                                          $3.089               $2.196                 140
         From 9/16/99* to 12/31/99                                        $2.000               $3.089                  7

WANGER TWENTY
===================================================================================================================================

         From 1/1/01 to 12/31/01                                          $2.382               $2.564                  71

         From 1/1/00 to 12/31/00                                          $2.205               $2.382                  56
         From 11/1/99* to 12/31/99                                        $2.000               $2.205                  2

WANGER U.S. SMALLER COMPANIES (FORMERLY, WANGER U.S. SMALL CAP)
===================================================================================================================================

         From 1/1/01 to 12/31/01                                          $2.091               $2.298                 571

         From 1/1/00 to 12/31/00                                          $2.307               $2.091                 212
         From 9/16/99* to 12/31/99                                        $2.000               $2.307                  9


 * Date subaccount began operations.

APPENDIX B
DEDUCTIONS FOR PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------


                                                               UPON              UPON
STATE                                                       PURCHASE (1)     ANNUITIZATION        NON-QUALIFIED      QUALIFIED
-----                                                       ---------        -------------        -------------      ---------

California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota (2).....................................           X                                     1.25

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................           X                                     1.00

Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%





NOTE: The above premium tax deduction rates are as of January 1, 2002. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."














--------

(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the contract, payment of death proceeds or Maturity Date.

(2) The tax deduction rate in South Dakota on annuity considerations exceeding $500,000 per contract is .8%.

APPENDIX C
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

    The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT (VA ACCOUNT): PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.

ADJUSTED PARTIAL WITHDRAWALS: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the date of the withdrawal.

ANNUAL ROLL-UP AMOUNT (ROLL-UP AMOUNT): In the first contract year the Annual Roll-up Amount is equal to the initial premium payment. After that, in any following contract year the Annual Roll-up Amount is equal to the Roll-up Amount at the end of the last contract year multiplied by a factor of 1.05, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the prior contract year. The Roll-up Amount may not be greater than 200% of total premium payments less adjusted partial withdrawals.

ANNUAL STEP-UP AMOUNT (STEP-UP AMOUNT): In the first contract year the Step-up Amount is the greater of (1) 100% of purchase payments less adjusted partial withdrawals; or (2) the contract value. After that, in any following contract year the Step-up Amount equals the greater of (1) the Step-up Amount at the end of the prior contract year, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the last contract year; or (2) the contract value.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

ANNUITY OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N.

BENEFIT OPTIONS (BENEFIT OPTION, OPTION): The form of contract selected which determines the method of death benefit calculation and the amount of mortality and expense risk charge.

CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at VPMO.

CONTRACT: The deferred variable accumulation annuity contract described in this prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

ISSUE DATE: The date that the initial premium payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MVA: An account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 95th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

[diamond] Non-qualified plans--$1,000

[diamond] Individual Retirement Annuity--$1,000

[diamond] Bank draft program--$25

[diamond] Qualified plans--$1,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SEVEN YEAR STEP-UP AMOUNT (7 YEAR STEP-UP AMOUNT): In the first seven contract years, the 7 Year Step-up Amount equals 100% of purchase payments less adjusted partial withdrawals. In any subsequent 7 year period, the 7 Year Step-up Amount equals the 7 Year Step-up Amount that would have been paid on the prior seventh contract anniversary plus 100% of payments less adjusted partial withdrawals made since the prior seventh contract anniversary.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amounts, according to the investment experience of the selected subaccounts.

VPMO: The Variable Products Mail Operations division of PHL Variable that receives and processes incoming mail for Variable Annuity Operations.

                                                                     [VERSION C]

                            PHOENIX SPECTRUM EDGE(SM)

                        PHL VARIABLE ACCUMULATION ACCOUNT

                    ISSUED BY: PHL VARIABLE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2002


    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account, the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-MFS Investors Growth Stock Series
   [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-Van Kampen Focus Equity Series (formerly, Phoenix-Morgan
             Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------

   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)


THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Foreign Securities Fund (formerly, Templeton
             International Securities Fund)

   [diamond] Templeton Growth Securities Fund


SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund (formerly, Deutsche VIT
             EAFE(R) Equity Index Fund)
   [diamond] Scudder VIT Equity 500 Index Fund (formerly, Deutsche VIT Equity
             500 Index Fund


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty

   [diamond] Wanger U.S. Smaller Companies (formerly, Wanger U.S. Small Cap)


    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2002, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents for the SAI appears on the last page of this prospectus.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:    [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                          PO Box 8027
                                                          Boston, MA 02266-8027
                                              [telephone] ANNUITY OPERATIONS DIVISION ("AOD")
                                                          Tel. 800/541-0171

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------


SUMMARY OF EXPENSES.......................................    3
   Annual Fund Expenses...................................    4
   Expense Examples.......................................    6
CONTRACT SUMMARY..........................................   10
FINANCIAL HIGHLIGHTS......................................   11
PERFORMANCE HISTORY.......................................   11
THE VARIABLE ACCUMULATION ANNUITY.........................   11
PHL VARIABLE AND THE ACCOUNT .............................   12
INVESTMENTS OF THE ACCOUNT................................   12
   Participating Investment Funds.........................   12
   Investment Advisors....................................   14
GIA.......................................................   15
MVA  .....................................................   15
PURCHASE OF CONTRACTS.....................................   16
DEDUCTIONS AND CHARGES....................................   16
   Deductions from the Separate Account...................   16
   Reduced Charges, Credits and Bonus Guaranteed
    Interest Rates........................................   17
   Market Value Adjustment................................   17
   Other Charges..........................................   17
THE ACCUMULATION PERIOD...................................   18
   Accumulation Units.....................................   18
   Accumulation Unit Values...............................   18
   Transfers .............................................   18
   Optional Programs and Benefits.........................   19
     Guaranteed Minimum Income Benefit Rider ("GMIB").....   19
   Surrender of Contract; Partial Withdrawals.............   21
   Contract Termination...................................   21
   Payment Upon Death Before Maturity Date ...............   21
THE ANNUITY PERIOD........................................   23
   Annuity Payments.......................................   23
   Annuity Payment Options ...............................   24
   Other Options and Rates................................   25

   Other Conditions.......................................   26
   Payment Upon Death After Maturity......................   26
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   26
   Valuation Date.........................................   26
   Valuation Period.......................................   26
   Accumulation Unit Value................................   26
   Net Investment Factor..................................   26
MISCELLANEOUS PROVISIONS..................................   26
   Assignment.............................................   26
   Payment Deferral.......................................   27
   Free Look Period.......................................   27
   Amendments to Contracts................................   27
   Substitution of Fund Shares............................   27
   Ownership of the Contract..............................   27
FEDERAL INCOME TAXES......................................   27
   Introduction...........................................   27
   Income Tax Status......................................   28
   Taxation of Annuities in General--Nonqualified Plans...   28
   Additional Considerations..............................   29
   Diversification Standards .............................   30
   Taxation of Annuities in General--Qualified Plans......   30
   Seek Tax Advice........................................   33
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   34
STATE REGULATION..........................................   34
REPORTS...................................................   34
VOTING RIGHTS.............................................   34
TEXAS OPTIONAL RETIREMENT PROGRAM.........................   34
LEGAL MATTERS.............................................   34
SAI  .....................................................   35
APPENDIX A--DEDUCTIONS FOR PREMIUM TAXES..................  A-1
APPENDIX B--GLOSSARY OF SPECIAL TERMS.....................  B-1

SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES                                                                            ALL SUBACCOUNTS
                                                                                                               ---------------

Sales Charges Imposed on Purchases........................................................................           None

Deferred Surrender Charges (1)
                Complete Premium                                         Surrender Charge
                  Payment Years                                (as a percentage of amount withdrawn)
                  -------------                                -------------------------------------
                        0                                                       7%
                        1                                                       6%
                        2                                                       5%
                        3                                                       4%
                        4                                                       3%
                        5                                                       2%
                        6                                                       1%
                        7+                                                      0%

Subaccount Transfer Charge

   Current................................................................................................           None
   Maximum................................................................................................           $20(2)



ANNUAL ADMINISTRATIVE CHARGE

Maximum...................................................................................................           $35




GUARANTEED MINIMUM INCOME BENEFIT RIDER FEE(3) (as a percentage of
    the guaranteed annuitization value)...................................................................          .40%



SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

o   Death Benefit Option 1--Return of Premium

    Mortality and Expense Risk Fee........................................................................          .975%
    Daily Administrative Fee..............................................................................          .125%
                                                                                                                   ------

    Total Separate Account Annual Expenses................................................................         1.10 %

o   Death Benefit Option 2--Annual Step-up

Mortality and Expense Risk Fee............................................................................         1.125%
Daily Administrative Fee..................................................................................          .125%
                                                                                                                   ------

Total Separate Account Annual Expenses....................................................................         1.25%

o   Death Benefit Option 3--Relief Amount (subject to state approval)

Mortality and Expense Risk Fee............................................................................         1.275%
Daily Administrative Fee..................................................................................          .125%
                                                                                                                   ------

    Total Separate Account Annual Expenses................................................................         1.40%




------------------

(1) A surrender charge is taken from the proceeds when a contract is fully surrendered or when partial amounts are withdrawn, if the premium payments have not been held under the contract for a certain period of time. However, each year an amount up to 10% of the contract value as of the end of the previous contract year may be withdrawn without a surrender charge. See "Deductions and Charges--Surrender Charges."

(2) We reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year.


(3) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will only be deducted if the rider is elected.


ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             OTHER                          OTHER
                                                                           OPERATING     TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                     INVESTMENT   RULE      EXPENSES     FUND EXPENSES    EXPENSES     FUND EXPENSES
                                                     MANAGEMENT   12B-1      BEFORE         BEFORE          AFTER          AFTER
                      SERIES                             FEE      FEES   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International (5)                      0.75%      N/A       0.27%           1.02%          0.27%          1.02%
Phoenix-Aberdeen New Asia (4)                           1.00%      N/A       1.41%           2.41%          0.25%          1.25%
Phoenix-AIM Mid-Cap Equity (2, 7)                       0.85%      N/A       6.28%           7.13%          0.20%          1.05%
Phoenix-Alliance/Bernstein Growth + Value (2, 7)        0.85%      N/A       7.08%           7.93%          0.20%          1.05%
Phoenix-Deutsche Dow 30 (2, 6)                          0.35%      N/A       0.77%           1.12%          0.15%          0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (2, 6)             0.35%      N/A       2.00%           2.35%          0.15%          0.50%
Phoenix-Duff & Phelps Real Estate Securities (4, 6)     0.75%      N/A       0.41%           1.16%          0.25%          1.00%
Phoenix-Engemann Capital Growth (2, 6)                  0.63%      N/A       0.09%           0.72%          0.09%          0.72%
Phoenix-Engemann Small & Mid-Cap Growth (4, 6)          0.90%      N/A       1.23%           2.13%          0.25%          1.15%
Phoenix-Goodwin Money Market (2, 6)                     0.40%      N/A       0.20%           0.60%          0.15%          0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (2, 6)        0.50%      N/A       0.21%           0.71%          0.15%          0.65%
Phoenix-Hollister Value Equity (2, 6)                   0.70%      N/A       0.30%           1.00%          0.15%          0.85%
Phoenix-J.P. Morgan Research Enhanced Index (1, 6)      0.45%      N/A       0.25%           0.70%          0.10%          0.55%
Phoenix-Janus Flexible Income (2, 6)                    0.80%      N/A       0.71%           1.51%          0.15%          0.95%
Phoenix-Janus Growth (2, 6)                             0.85%      N/A       0.34%           1.19%          0.15%          1.00%
Phoenix-MFS Investors Growth Stock (2, 6, 7)            0.75%      N/A       6.13%           6.88%          0.20%          0.95%
Phoenix-MFS Investors Trust (2, 6, 7)                   0.75%      N/A       6.59%           7.34%          0.20%          0.95%
Phoenix-MFS Value (2, 6, 7)                             0.75%      N/A       5.68%           6.43%          0.20%          0.95%
Phoenix-Oakhurst Growth & Income (2, 6)                 0.70%      N/A       0.23%           0.93%          0.15%          0.85%
Phoenix-Oakhurst Strategic Allocation (2, 6)            0.58%      N/A       0.13%           0.71%          0.13%          0.71%
Phoenix-Sanford Bernstein Global Value (2)              0.90%      N/A       1.90%           2.80%          0.15%          1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (2, 6)          1.05%      N/A       0.49%           1.54%          0.15%          1.20%
Phoenix-Sanford Bernstein Small-Cap Value (2, 6)        1.05%      N/A       1.28%           2.33%          0.15%          1.20%
Phoenix-Seneca Mid-Cap Growth (4, 6)                    0.80%      N/A       0.30%           1.10%          0.25%          1.05%
Phoenix-Seneca Strategic Theme (4, 6)                   0.75%      N/A       0.21%           0.96%          0.21%          0.96%
Phoenix-Van Kampen Focus Equity (2, 6)                  0.85%      N/A       2.33%           3.18%          0.15%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .30% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .35% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets.
(6) For the year ended December 31, 2001, the percentage of fund average net assets excludes expense offsets for custodian fees. If the expense offsets were included, the percentage of fund average net assets would not change significantly.
(7) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.

Note: each or all of the expense caps noted above may be altered or eliminated at any time without notice.


 ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           OTHER                           OTHER
                                                                         OPERATING     TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                  INVESTMENT   RULE       EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                  MANAGEMENT   12B-1        BEFORE         BEFORE          AFTER          AFTER
                     SERIES                           FEE     FEES(5)  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.24%           0.85%          0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A        0.25%           0.85%          0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A        0.07%           0.92%          0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A        0.14%           0.74%          0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%          0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (6)                      0.58%     0.10%       0.10%           0.78%          0.10%          0.78%
VIP Growth Opportunities Portfolio (6)               0.58%     0.10%       0.11%           0.79%          0.11%          0.79%
VIP Growth Portfolio (6)                             0.58%     0.10%       0.10%           0.78%          0.10%          0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%       0.19%           1.04%          0.19%          1.04%
Templeton Foreign Securities Fund (8)                0.69%     0.25%       0.22%           1.16%          0.22%          1.15%
Templeton Growth Securities Fund (10)                0.80%     0.25%       0.05%           1.10%          0.05%          1.10%

SCUDDER  VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (9)            0.45%      N/A        0.36%           0.81%          0.20%          0.65%
Scudder VIT Equity 500 Index Fund (9)                0.20%      N/A        0.11%           0.31%          0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%      N/A        0.51%           1.31%          0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                             1.00%      N/A        0.45%           1.45%          0.45%          1.45%
Wanger International Small Cap (3)                   1.20%      N/A        0.23%           1.43%          0.23%          1.43%
Wanger Twenty (1)                                    0.95%      N/A        0.38%           1.33%          0.38%          1.33%
Wanger U.S. Smaller Companies (4)                    0.95%      N/A        0.04%           0.99%          0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund pays a portion or all of its expenses other than the management fee up to 0.40%.

(2) This fund pays a portion or all of its expenses other than the management fee up to 0.45%.

(3) This fund pays a portion or all of its expenses other than the management fee up to 0.60%.

(4) This fund pays a portion or all of its expenses other than the management fee up to 1.00%.

(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.

(6) Actual annual fund expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%.

(8) The advisor had agreed to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.

(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.

(10) The fund administration fee is paid indirectly through the management fee.

EXPENSE EXAMPLES
--------------------------------------------------------------------------------


    The purpose of the following tables is to assist you in understanding the various costs and expenses that your contract will bear directly or indirectly. They are based on historical fund expenses, as a percentage of net assets for the year ended December 31, 2001, but do not include the effect of any management fee waivers or reimbursement by the investment advisor. The tables reflect expenses of the contract, Account and the funds. See "Deductions and Charges" in this prospectus and the fund prospectuses.


    Premium taxes, which are not reflected in the tables, may apply. We will charge any premium or other taxes levied by any governmental entity with respect to your contract against the contract values based on a percentage of premiums paid. Certain states currently impose premium taxes on the contracts ranging from 0% to 3.5% of premiums paid. For more information, see "Deductions and Charges--Premium Tax" and Appendix A. The Examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. See "Deductions and Charges."

    It is impossible to show you what expenses you would incur if you purchased a contract because there are so many different factors that affect expenses. However, the following tables are meant to help demonstrate how certain decisions or choices by you could result in different levels of expense. We have assumed a constant 5% annual return on the invested assets for all of the series with a $1,000 initial investment.

EXAMPLES FOR DEATH BENEFIT OPTION 1 CONTRACTS:

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Aberdeen International Series                  $ 91      $129     $171      $305        $ 91      $129     $144     $305
Phoenix-Aberdeen New Asia                               104       170      237       430         104       170      210      430
Phoenix-AIM Mid-Cap Equity                              150       295      N/A       N/A         150       295      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               157       314      N/A       N/A         157       314      N/A      N/A
Phoenix-Deutsche Dow 30                                  92       132      176       315          92       132      149      315
Phoenix-Deutsche Nasdaq-100 Index(R)                    104       168      234       425         104       168      207      425
Phoenix-Duff & Phelps Real Estate Securities             92       134      178       319          92       134      151      319
Phoenix-Engemann Capital Growth                          88       120      156       276          88       120      129      276
Phoenix-Engemann Small & Mid-Cap Growth                 102       162      224       406         102       162      197      406
Phoenix-Goodwin Money Market                             86       117      150       264          86       117      123      264
Phoenix-Goodwin Multi-Sector Fixed Income                87       120      156       275          87       120      129      275
Phoenix-Hollister Value Equity                           90       129      170       303          90       129      143      303
Phoenix-J.P. Morgan Research Enhanced Index              87       120      155       274          87       120      128      274
Phoenix-Janus Flexible Income                            95       144      195       351          95       144      173      361
Phoenix-Janus Growth                                     92       134      179       321          92       134      168      351
Phoenix-MFS Investors Growth Stock                      147       289      N/A       N/A         147       289      N/A      N/A
Phoenix-MFS Investors Trust                             152       300      N/A       N/A         152       300      N/A      N/A
Phoenix-MFS Value                                       143       278      N/A       N/A         143       278      N/A      N/A
Phoenix-Oakhurst Growth and Income                       90       127      167       296          90       127      140      296
Phoenix-Oakhurst Strategic Allocation                    87       120      156       275          87       120      129      275
Phoenix-Sanford Bernstein Global Value                  108       181      255       461         108       181      228      461
Phoenix-Sanford Bernstein Mid-Cap Value                  96       145      196       354          96       145      169      354
Phoenix-Sanford Bernstein Small-Cap Value               103       168      233       423         103       168      206      423
Phoenix-Seneca Mid-Cap Growth                            91       132      175       313          91       132      148      313
Phoenix-Seneca Strategic Theme                           90       128      168       299          90       128      141      299
Phoenix-Van Kampen Focus Equity                         112       192      272       491         112       192      245      491
AIM V.I. Capital Appreciation Fund                       89       124      163       289          89       124      136      289
AIM V.I. Premier Equity Fund                             89       124      163       289          89       124      136      289
Alger American Leveraged AllCap Portfolio                90       126      166       295          90       126      139      295
Federated Fund for U.S. Government Securities II         88       121      157       278          88       121      130      278

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Aberdeen International Series                  $28     $ 84      $144     $305
Phoenix-Aberdeen New Asia                               41      125       210      430
Phoenix-AIM Mid-Cap Equity                              87      250       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               94      269       N/A      N/A
Phoenix-Deutsche Dow 30                                 29       87       149      315
Phoenix-Deutsche Nasdaq-100 Index(R)                    41      123       207      425
Phoenix-Duff & Phelps Real Estate Securities            29       89       151      319
Phoenix-Engemann Capital Growth                         25       75       129      276
Phoenix-Engemann Small & Mid-Cap Growth                 39      117       197      406
Phoenix-Goodwin Money Market                            23       72       123      264
Phoenix-Goodwin Multi-Sector Fixed Income               24       75       129      275
Phoenix-Hollister Value Equity                          27       84       143      303
Phoenix-J.P. Morgan Research Enhanced Index             24       75       128      274
Phoenix-Janus Flexible Income                           32       99       168      351
Phoenix-Janus Growth                                    29       89       152      321
Phoenix-MFS Investors Growth Stock                      84      244       N/A      N/A
Phoenix-MFS Investors Trust                             89      255       N/A      N/A
Phoenix-MFS Value                                       80      233       N/A      N/A
Phoenix-Oakhurst Growth and Income                      27       82       140      296
Phoenix-Oakhurst Strategic Allocation                   24       75       129      275
Phoenix-Sanford Bernstein Global Value                  45      136       228      461
Phoenix-Sanford Bernstein Mid-Cap Value                 33      100       169      354
Phoenix-Sanford Bernstein Small-Cap Value               40      123       206      423
Phoenix-Seneca Mid-Cap Growth                           28       87       148      313
Phoenix-Seneca Strategic Theme                          27       83       141      299
Phoenix-Van Kampen Focus Equity                         49      147       245      491
AIM V.I. Capital Appreciation Fund                      26       79       136      289
AIM V.I. Premier Equity Fund                            26       79       136      289
Alger American Leveraged AllCap Portfolio               27       81       139      295
Federated Fund for U.S. Government Securities II        25       76       130      278

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Federated High Income Bond Fund II                     $ 88      $122     $158      $280          88       122     $131     $280
VIP Contrafund(R) Portfolio                              88       122      159       282          88       122      132      282
VIP Growth Opportunities Portfolio                       88       123      160       283          88       123      133      283
VIP Growth Portfolio                                     88       122      159       282          88       122      132      282
Mutual Shares Securities Fund                            91       130      172       307          91       130      145      307
Templeton Foreign Securities Fund                        92       134      178       319          92       134      151      319
Templeton Growth Securities Fund                         91       132      175       313          91       132      148      313
Scudder VIT EAFE 500 Index Fund                          88       123      161       285          88       123      134      285
Scudder VIT Equity 500 Index Fund                        83       108      135       234          83       108      108      234
Technology Portfolio                                     93       138      185       333          93       138      158      333
Wanger Foreign Forty                                     95       142      192       346          95       142      165      346
Wanger International Small Cap                           95       142      191       344          95       142      164      344
Wanger Twenty                                            94       139      187       336          94       139      160      336
Wanger U.S. Smaller Companies                            90       129      169       302          90       129      142      302

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Federated High Income Bond Fund II                    $25       $77      $131     $280
VIP Contrafund(R) Portfolio                            25        77       132      282
VIP Growth Opportunities Portfolio                     25        78       133      283
VIP Growth Portfolio                                   25        77       132      282
Mutual Shares Securities Fund                          28        85       145      307
Templeton Foreign Securities Fund                      29        89       151      319
Templeton Growth Securities Fund                       28        87       148      313
Scudder VIT EAFE 500 Index Fund                        25        78       134      285
Scudder VIT Equity 500 Index Fund                      20        63       108      234
Technology Portfolio                                   30        93       158      333
Wanger Foreign Forty                                   32        97       165      346
Wanger International Small Cap                         32        97       164      344
Wanger Twenty                                          31        94       160      336
Wanger U.S. Smaller Companies                          27        84       142      302



EXAMPLES FOR DEATH BENEFIT OPTION 2 CONTRACTS:

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Aberdeen International Series                  $ 92      $134     $178      $319        $ 92      $134     $151     $319
Phoenix-Aberdeen New Asia                               106       174      244       442         106       174      217      442
Phoenix-AIM Mid-Cap Equity                              151       299      N/A       N/A         151       299      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               158       318      N/A       N/A         158       318      N/A      N/A
Phoenix-Deutsche Dow 30                                  93       137      183       329          93       137      156      329
Phoenix-Deutsche Nasdaq-100 Index(R)                    105       173      241       437         105       173      214      437
Phoenix-Duff & Phelps Real Estate Securities             93       138      185       333          93       138      158      333
Phoenix-Engemann Capital Growth                          89       125      164       290          89       125      137      290
Phoenix-Engemann Small & Mid-Cap Growth                 103       166      231       419         103       166      204      419
Phoenix-Goodwin Money Market                             88       121      158       279          88       121      131      279
Phoenix-Goodwin Multi-Sector Fixed Income                89       125      163       290          89       125      136      290
Phoenix-Hollister Value Equity                           92       133      177       318          92       133      150      318
Phoenix-J.P. Morgan Research Enhanced Index              89       124      163       289          89       124      136      289
Phoenix-Janus Flexible Income                            97       148      202       365          97       148      175      365
Phoenix-Janus Growth                                     94       139      187       336          94       139      160      336
Phoenix-MFS Investors Growth Stock                      149       293      N/A       N/A         149       293      N/A      N/A
Phoenix-MFS Investors Trust                             153       304      N/A       N/A         153       304      N/A      N/A
Phoenix-MFS Value                                       144       281      N/A       N/A         144       281      N/A      N/A
Phoenix-Oakhurst Growth and Income                       91       131      174       311          91       131      147      311
Phoenix-Oakhurst Strategic Allocation                    89       125      163       290          89       125      136      290
Phoenix-Sanford Bernstein Global Value                  110       185      262       473         110       185      235      473
Phoenix-Sanford Bernstein Mid-Cap Value                  97       149      203       368          97       149      176      368
Phoenix-Sanford Bernstein Small-Cap Value               105       172      240       436         105       172      213      436

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Aberdeen International Series                 $ 29     $ 89      $151     $319
Phoenix-Aberdeen New Asia                               43      129       217      442
Phoenix-AIM Mid-Cap Equity                              88      254       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               95      273       N/A      N/A
Phoenix-Deutsche Dow 30                                 30       92       156      329
Phoenix-Deutsche Nasdaq-100 Index(R)                    42      128       214      437
Phoenix-Duff & Phelps Real Estate Securities            30       93       158      333
Phoenix-Engemann Capital Growth                         26       80       137      290
Phoenix-Engemann Small & Mid-Cap Growth                 40      121       204      419
Phoenix-Goodwin Money Market                            25       76       131      279
Phoenix-Goodwin Multi-Sector Fixed Income               26       80       136      290
Phoenix-Hollister Value Equity                          29       88       150      318
Phoenix-J.P. Morgan Research Enhanced Index             26       79       136      289
Phoenix-Janus Flexible Income                           34      103       175      365
Phoenix-Janus Growth                                    31       94       160      336
Phoenix-MFS Investors Growth Stock                      86      248       N/A      N/A
Phoenix-MFS Investors Trust                             90      259       N/A      N/A
Phoenix-MFS Value                                       81      236       N/A      N/A
Phoenix-Oakhurst Growth and Income                      28       86       147      311
Phoenix-Oakhurst Strategic Allocation                   26       80       136      290
Phoenix-Sanford Bernstein Global Value                  47      140       235      473
Phoenix-Sanford Bernstein Mid-Cap Value                 34      104       176      368
Phoenix-Sanford Bernstein Small-Cap Value                42      127       213      436

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Seneca Mid-Cap Growth                          $ 93      $136     $182      $327        $ 93      $136     $155     $327
Phoenix-Seneca Strategic Theme                           91       132      175       314          91       132      148      314
Phoenix-Van Kampen Focus Equity                         113       196      278       502         113       196      251      502
AIM V.I. Capital Appreciation Fund                       90       129      170       303          90       129      143      303
AIM V.I. Premier Equity Fund                             90       129      170       303          90       129      143      303
Alger American Leveraged AllCap Portfolio                91       131      173       310          91       131      146      310
Federated Fund for U.S. Government Securities II         89       126      165       292          89       126      138      292
Federated High Income Bond Fund II                       89       126      166       294          89       126      139      294
VIP Contrafund(R) Portfolio                              90       127      167       296          90       127      140      296
VIP Growth Opportunities Portfolio                       90       127      167       297          90       127      140      297
VIP Growth Portfolio                                     90       127      167       296          90       127      140      296
Mutual Shares Securities Fund                            92       134      179       321          92       134      152      321
Templeton Foreign Securities Fund                        93       138      185       333          93       138      158      333
Templeton Growth Securities Fund                         93       136      182       327          93       136      155      327
Scudder VIT EAFE(R) Equity Index Fund                    90       128      168       299          90       128      141      299
Scudder VIT Equity 500 Index Fund                        85       113      143       249          85       113      116      249
Technology Portfolio                                     95       142      192       347          95       142      165      347
Wanger Foreign Forty                                     96       147      199       359          96       147      172      359
Wanger International Small Cap                           96       146      198       358          96       146      171      358
Wanger Twenty                                            95       144      194       350          95       144      167      350
Wanger U.S. Smaller Companies                            92       133      177       317          92       133      150      317

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Seneca Mid-Cap Growth                          $ 30     $ 91      $155     $327
Phoenix-Seneca Strategic Theme                           28       87       148      314
Phoenix-Van Kampen Focus Equity                          50      151       251      502
AIM V.I. Capital Appreciation Fund                       27       84       143      303
AIM V.I. Premier Equity Fund                             27       84       143      303
Alger American Leveraged AllCap Portfolio                28       86       146      310
Federated Fund for U.S. Government Securities II         26       81       138      292
Federated High Income Bond Fund II                       26       81       139      294
VIP Contrafund(R) Portfolio                              27       82       140      296
VIP Growth Opportunities Portfolio                       27       82       140      297
VIP Growth Portfolio                                     27       82       140      296
Mutual Shares Securities Fund                            29       89       152      321
Templeton Foreign Securities Fund                        30       93       158      333
Templeton Growth Securities Fund                         30       91       155      327
Scudder VIT EAFE(R) Equity Index Fund                    27       83       141      299
Scudder VIT Equity 500 Index Fund                        22       68       116      249
Technology Portfolio                                     32       97       165      347
Wanger Foreign Forty                                     33      102       172      359
Wanger International Small Cap                           33      101       171      358
Wanger Twenty                                            32       99       167      350
Wanger U.S. Smaller Companies                            29       88       150      317



EXAMPLES FOR DEATH BENEFIT OPTION 3 CONTRACTS:

                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-Aberdeen International Series                  $ 93      $138     $186      $334        $ 93      $138     $159     $334
Phoenix-Aberdeen New Asia                               107       178      251       454         107       178      224      454
Phoenix-AIM Mid-Cap Equity                              152       302      N/A       N/A         152       302      N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               160       321      N/A       N/A         160       321      N/A      N/A
Phoenix-Deutsche Dow 30                                  94       141      190       343          94       141      163      343
Phoenix-Deutsche Nasdaq-100 Index(R)                    107       177      248       449         107       177      221      449
Phoenix-Duff & Phelps Real Estate Securities             95       142      192       347          95       142      165      347
Phoenix-Engemann Capital Growth                          91       129      171       305          91       129      144      305
Phoenix-Engemann Small & Mid-Cap Growth                 104       171      238       431         104       171      211      431
Phoenix-Goodwin Money Market                             89       126      165       293          89       126      138      293
Phoenix-Goodwin Multi-Sector Fixed Income                90       129      170       304          90       129      143      304
Phoenix-Hollister Value Equity                           93       138      185       332          93       138      158      332
Phoenix-J.P. Morgan Research Enhanced Index              90       129      170       303          90       129      143      303
Phoenix-Janus Flexible Income                            98       153      209       378          98       153      182      378
Phoenix-Janus Growth                                     95       143      194       349          95       143      167      349
Phoenix-MFS Investors Growth Stock                      150       296      N/A       N/A         150       296      N/A      N/A
Phoenix-MFS Investors Trust                             154       307      N/A       N/A         154       307      N/A      N/A


                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------
Phoenix-Aberdeen International Series                 $ 30     $ 93      $159     $334
Phoenix-Aberdeen New Asia                               44      133       224      454
Phoenix-AIM Mid-Cap Equity                              89      257       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value               97      276       N/A      N/A
Phoenix-Deutsche Dow 30                                 31       96       163      343
Phoenix-Deutsche Nasdaq-100 Index(R)                    44      132       221      449
Phoenix-Duff & Phelps Real Estate Securities            32       97       165      347
Phoenix-Engemann Capital Growth                         28       84       144      305
Phoenix-Engemann Small & Mid-Cap Growth                 41      126       211      431
Phoenix-Goodwin Money Market                            26       81       138      293
Phoenix-Goodwin Multi-Sector Fixed Income               27       84       143      304
Phoenix-Hollister Value Equity                          30       93       158      332
Phoenix-J.P. Morgan Research Enhanced Index             27       84       143      303
Phoenix-Janus Flexible Income                           35      108       182      378
Phoenix-Janus Growth                                    32       98       167      349
Phoenix-MFS Investors Growth Stock                      87      251       N/A      N/A
Phoenix-MFS Investors Trust                             91      262       N/A      N/A


                                                     If you surrender your contract at the      If you annuitize your contract at
                                                     end of one of these time periods, you      the end of one of these time
                                                     would pay:                                 periods, you would pay:
                                                     -------------------------------------     -----------------------------------
                      SERIES                          1 YEAR   3 YEARS   5 YEARS  10 YEARS     1 YEAR   3 YEARS   5 YEARS 10 YEARS
                      ------                          ------   -------   -------  --------     ------   -------   ------- --------

Phoenix-MFS Value                                      $146      $285      N/A       N/A        $146      $285      N/A      N/A
Phoenix-Oakhurst Growth and Income                       93       136      181      325           93       136      154      325
Phoenix-Oakhurst Strategic Allocation                    90       129      170      304           90       129      143      304
Phoenix-Sanford Bernstein Global Value                  111       189      268      485          111       189      241      485
Phoenix-Sanford Bernstein Mid-Cap Value                  99       154      211      381           99       154      184      381
Phoenix-Sanford Bernstein Small-Cap Value               106       176      247      448          106       176      220      448
Phoenix-Seneca Mid-Cap Growth                            94       141      190      341           94       141      163      341
Phoenix-Seneca Strategic Theme                           93       137      183      328           93       137      156      328
Phoenix-Van Kampen Focus Equity                         115       200      285      513          115       200      258      513
AIM V.I. Capital Appreciation Fund                       92       133      177      318           92       133      150      318
AIM V.I. Premier Equity Fund                             92       133      177      318           92       133      150      318
Alger American Leveraged AllCap Portfolio                93       135      181      324           93       135      154      324
Federated Fund for U.S. Government Securities II         91       130      172      307           91       130      145      307
Federated High Income Bond Fund II                       91       131      173      309           91       131      146      309
VIP Contrafund(R) Portfolio                              91       131      174      311           91       131      147      311
VIP Growth Opportunities Portfolio                       91       132      174      312           91       132      147      312
VIP Growth Portfolio                                     91       131      174      311           91       131      147      311
Mutual Shares Securities Fund                            94       139      187      336           94       139      160      336
Templeton Foreign Securities Fund                        95       142      192      347           95       142      165      347
Templeton Growth Securities Fund                         94       141      190      341           94       141      163      341
Scudder VIT EAFE(R) Equity Index Fund                    91       132      175      314           91       132      148      314
Scudder VIT Equity 500 Index Fund                        86       117      151      265           86       117      124      265
Technology Portfolio                                     96       147      200      360           96       147      173      360
Wanger Foreign Forty                                     98       151      206      373           98       151      179      373
Wanger International Small Cap                           98       150      205      371           98       150      178      371
Wanger Twenty                                            97       148      202      364           97       148      175      364
Wanger U.S. Smaller Companies                            93       137      184      331           93       137      157      331

                                                     If you do not surrender or annuitize
                                                     your contract, after each of these
                                                     time periods you will have paid:
                                                     ------------------------------------
                      SERIES                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------                         ------   -------  -------  --------

Phoenix-MFS Value                                     $ 83     $240       N/A      N/A
Phoenix-Oakhurst Growth and Income                      30       91       154      325
Phoenix-Oakhurst Strategic Allocation                   27       84       143      304
Phoenix-Sanford Bernstein Global Value                  48      144       241      485
Phoenix-Sanford Bernstein Mid-Cap Value                 36      109       184      381
Phoenix-Sanford Bernstein Small-Cap Value               43      131       220      448
Phoenix-Seneca Mid-Cap Growth                           31       96       163      341
Phoenix-Seneca Strategic Theme                          30       92       156      329
Phoenix-Van Kampen Focus Equity                         52      155       258      513
AIM V.I. Capital Appreciation Fund                      29       88       150      318
AIM V.I. Premier Equity Fund                            29       88       150      318
Alger American Leveraged AllCap Portfolio               30       90       154      324
Federated Fund for U.S. Government Securities II        28       85       145      307
Federated High Income Bond Fund II                      28       86       146      309
VIP Contrafund(R) Portfolio                             28       86       147      311
VIP Growth Opportunities Portfolio                      28       87       147      312
VIP Growth Portfolio                                    28       86       147      311
Mutual Shares Securities Fund                           31       94       160      336
Templeton Foreign Securities Fund                       32       97       165      347
Templeton Growth Securities Fund                        31       96       163      341
Scudder VIT EAFE(R) Equity Index Fund                   28       87       148      314
Scudder VIT Equity 500 Index Fund                       23       72       124      265
Technology Portfolio                                    33      102       173      360
Wanger Foreign Forty                                    35      106       179      373
Wanger International Small Cap                          35      105       178      371
Wanger Twenty                                           34      103       175      364
Wanger U.S. Smaller Companies                           30       92       157      331

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

    Please refer to the "Glossary of Special Terms" in Appendix B.

OVERVIEW
    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that, generally, they would not benefit from the tax deferral provided by an annuity contract and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

    The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, while investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. For more information, see "Investments of the Account," "GIA" and "MVA."

    You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."

INVESTMENT FEATURES

FLEXIBLE PREMIUM PAYMENTS
[diamond] Other than the minimum initial payment, there are no required premium payments.

[diamond] You may make premium payments anytime until the maturity date.

[diamond] You can vary the amount and frequency of your premium payments.

MINIMUM PREMIUM PAYMENT
[diamond] Generally, the minimum initial premium payment is $2,000 for a qualified plan and $5,000 for nonqualified plans. For more information, see "Purchase of Contracts."


ALLOCATION OF PREMIUMS AND CONTRACT VALUE
[diamond] Premium payments are invested in one or more of the subaccounts, GIA and the MVA.

[diamond] Transfers between the subaccounts and from the subaccounts into the GIA and MVA can be made anytime. Transfers from the GIA are subject to rules discussed in the section, "GIA" and in "The Accumulation Period--Transfers."

[diamond] Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

[diamond] The contract value allocated to the subaccounts varies with the investment performance of the funds and is not guaranteed.

[diamond] The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--3%).

WITHDRAWALS
[diamond] You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax.

[diamond] Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary. For more information, see "Deductions and Charges--Surrender Charges."

[diamond] Withdrawals may be subject to a 10% penalty tax. For more information, see "Federal Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE
[diamond] No deductions are made from premium payments.

[diamond] A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

[diamond] If we impose a surrender charge, it is deducted from amounts withdrawn.

[diamond] No surrender charges are taken upon the death of the owner before the maturity date.

[diamond] A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

--------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%  2%   1%   0%
--------------------------------------------------------------
Complete Premium        0    1    2    3    4    5   6    7+
Payment Years
--------------------------------------------------------------

[diamond] Administrative Charge--maximum of $35 each year.

FROM THE ACCOUNT
[diamond] Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Charges for Mortality and Expense Risks."

[diamond] The daily administrative fee--0.125% annually. For more information, see "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS
[diamond] Premium Taxes--taken from the contract value upon annuitization.

          o PHL Variable will reimburse itself for such taxes upon the remittance to the applicable state. For more information, see "Premium Tax."

    For more information, see "Deductions and Charges."

    In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

DEATH BENEFIT
    The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

DEATH BENEFIT OPTIONS
    The contract offers three death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

    For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value. However, if applicable state law requires, we will return the original premium payments paid less any withdrawals.

    For more information, see "Free Look Period."

TERMINATION
    If on any valuation date the total contract value equals zero, the contract will immediately terminate without value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. As there were no contract sales in 2001, financial highlight information is not yet available. More information is contained in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division ("AOD") at 800/541-0171.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of investment management fees, daily administrative fees, annual contract fees, mortality and expense risk fees, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. See the SAI for more information.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than PHL Variable. To the extent that premium payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of your contract on a continuing basis by directing the allocation of premium payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are PHL Variable Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    We are an indirect, wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.

    Our executive office is located at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of PHL Variable.

    Contributions to the GIA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more information, see "GIA."

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.


    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.


    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:


    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

    AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:


    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.


    TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.

SCUDDER VIT FUNDS
    The following subaccounts invest in a corresponding fund of Scudder VIT
Funds:

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

    SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:

    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


    WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.


    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing or calling AOD at the address or telephone number provided on the front page of this prospectus.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material irreconcilable conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) an action by any state insurance regulatory authority; (2) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (3) an administrative or judicial decision in any relevant proceeding; (4) the manner in which the investments of any Portfolios are being managed; (5) a difference in voting instructions given by variable life insurance policyowners, life owners, variable annuity contract owners, annuity owners, or any future owners; or (6) a decision by Phoenix to disregard the voting instructions of contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------

Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------

Roger Engemann & Associates, Inc. ("Engemann")
o Phoenix-Engemann Capital Growth Series
o Phoenix-Engemann Small & Mid-Cap Growth Series
Seneca Capital Management, LLC ("Seneca")
o Phoenix-Seneca Mid-Cap Growth Series
o Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------

Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------

AIM Capital Management, Inc.
o Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o Phoenix-Alliance/Bernstein Growth + Value Series
o Phoenix-Sanford Bernstein Global Value Series
o Phoenix-Sanford Bernstein Mid-Cap Value Series
o Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o Phoenix-Deutsche Dow 30 Series
o Phoenix-Deutsche Nasdaq-100 Index(R) Series
J.P. Morgan Investment Management, Inc.
o Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o Phoenix-Janus Flexible Income Series
o Phoenix-Janus Growth Series
MFS Investment Management
o Phoenix-MFS Investors Growth Stock Series
o Phoenix-MFS Investors Trust Series
o Phoenix-MFS Value Series
Morgan Stanley Asset Management
o Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------

Phoenix-Duff & Phelps Real Estate Securities Series

------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------

Phoenix-Aberdeen New Asia Series

------------------------------------------------------------------

-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC

Aberdeen Fund Managers, Inc.
o Phoenix-Aberdeen New Asia Series

-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o AIM V.I. Capital Appreciation Fund
o AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o Scudder VIT EAFE(R) Equity Index Fund
o Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o Federated Fund for U.S. Government Securities II
o Federated High Income Bond Fund II
Fidelity Management and Research Company
o VIP Contrafund(R) Portfolio
o VIP Growth Opportunities Portfolio
o VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o Mutual Shares Securities Fund
Morgan Stanley Asset Management
o Technology Portfolio
Templeton Global Advisors Limited
o Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o Templeton Foreign Securities Fund
Wanger Asset Management, L.P.
o Wanger Foreign Forty
o Wanger International Small Cap
o Wanger Twenty
o Wanger U.S. Smaller Companies

------------------------------------------------------------------

SERVICES OF THE ADVISORS

    The advisors and subadvisor continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.


GIA
--------------------------------------------------------------------------------

    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value
[diamond] Year Two:       33% of remaining value
[diamond] Year Three:     50% of remaining value
[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA
--------------------------------------------------------------------------------

    The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to PHL Variable's general account. The availability of the MVA is subject to state approval. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------

    Generally, we require minimum initial premium payments of:

[diamond] Nonqualified plans--$5,000

[diamond] Bank draft program--$50
          o You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available subaccount or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

          o  Qualified plans--$2,000

    We require minimum subsequent premium payments of $100.

    Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

    Premium payments received under the contract will be allocated in any combination to any subaccount, GIA or MVA in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by VPMO of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1) the make-up and size of the prospective group;
(2) the method and frequency of premium payments; and
(3) the amount of compensation to be paid to registered representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and premium taxes, see "Appendix A."

SURRENDER CHARGES
    A surrender charge may apply to partial withdrawals or a full surrender of the contract. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount, death benefits and annuitization after one year. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

    The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

--------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%  2%   1%   0%
--------------------------------------------------------------
Complete Premium        0    1    2    3    4    5   6    7+
Payment Years
--------------------------------------------------------------

    Surrender charges imposed in connection with partial withdrawals will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk fee. The charge is assessed against the daily net assets of the subaccounts and varies based on the death benefit option you selected. The charge under each death benefit option is equal to the following percentages on an annual basis:

  ------------------------------------------------------------
     DEATH BENEFIT       DEATH BENEFIT      DEATH BENEFIT
   OPTION 1 - RETURN   OPTION 2 - ANNUAL  OPTION 3 - RELIEF
       OF PREMIUM           STEP-UP             AMOUNT
  ------------------------------------------------------------
         .975%              1.125%              1.275%
  ------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

    No mortality and expense risk fee is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us. Any such profit may be used, as part of our General Account assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any surrender charges.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

DAILY ADMINISTRATIVE FEE
    We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described below. (This fee is not deducted from the GIA or MVA.)

ANNUAL ADMINISTRATIVE CHARGE
    We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES
    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts, or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of surrender or administrative charge will not unfairly discriminate against any person. We will make any reduction according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

MARKET VALUE ADJUSTMENT
    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

    The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

ACCUMULATION UNITS
    Your initial premium payment will be applied within two days of receipt at VPMO if the application or order form for a contract is complete. If an incomplete application or order form is completed within five business days of receipt by VPMO, your premium payment will be applied within two days. If VPMO does not accept the application or order form within five business days of receipt by VPMO, then your premium payment will be immediately returned unless you request us to hold it while the application or order form is completed. Additional premium payments allocated to the GIA or MVA are deposited on the date of receipt of the premium payment at VPMO. Additional premium payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the premium payment at VPMO. The number of accumulation units of a subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that subaccount next determined after receipt of the premium payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS
    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by VPMO of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the premium payment allocation schedule of your contract.

    You may also request transfers and changes in premium payment allocations among available subaccounts, the GIA or MVA by calling AOD at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by VPMO except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.

    No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, 12 transfers are permitted from the subaccounts and 1 transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. Values may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify AOD at 800/541-0171 or in writing to VPMO to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semi-annual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

SYSTEMATIC WITHDRAWAL PROGRAM
    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to VPMO. This program is not available on or after the maturity date.


GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each

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         premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.


RIDER FEE
    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.

TERMINATION OF THIS RIDER
    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;
2.  the termination of the contract to which this rider is attached;
3. the date a death benefit becomes payable under the contract to which this rider is attached;
4. the date annuity payments commence under the contract to which this rider is attached; and
5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

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    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond] The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond] The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

[diamond] The GMIB is irrevocable once elected.

[diamond] You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond] The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond] You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond] The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------


SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS
    If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to VPMO. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

    The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    Requests for partial withdrawals or full surrenders should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.

CONTRACT TERMINATION
    The contract will terminate without value, if on any valuation the contract value is zero. PHL Variable will notify you in writing that the contract has terminated.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHEN IS THE DEATH BENEFIT PAYABLE?
    A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

WHO RECEIVES PAYMENT?
[diamond] DEATH OF AN OWNER
          If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary.

[diamond] DEATH OF AN OWNER - MULTIPLE OWNERS
          If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

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

[diamond] DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
          If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, a death benefit is not paid. The owner may appoint a new joint annuitant.

[diamond] SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
          If the spouse of a deceased owner, as designated beneficiary, is entitled to receive all or some portion of the death benefit amount, the spouse may elect to continue the contract as the new owner. This election is only allowed prior to the maturity date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new contract value for the continued contract and the current death benefit option will remain in effect.

[diamond] OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
          If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner.

WHAT IS THE DEATH BENEFIT AMOUNT?
    The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply.

[diamond] DEATH BENEFIT OPTION 1--RETURN OF PREMIUM
          Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

          a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or

          b) the contract value on the claim date.

[diamond] DEATH BENEFIT OPTION 2--ANNUAL STEP-UP
          This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

          Upon the death of the owner who has not attained age 80, the death benefit is the greater of:

          a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or

          b) the contract value on the claim date; or

          c) the annual step-up amount (as defined below).

          Upon the death of the owner who has attained age 80, the death benefit is the greater of:

          a) the death benefit in effect at the end of the contract year prior to the owner turning age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner reaching age 80; or

          b) the contract value on the claim date.

          If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

          Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

          Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the contract value.

[diamond] DEATH BENEFIT OPTION 3--RELIEF AMOUNT
          The availability of this option is subject to state approval.

          This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76.

          Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of: a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or b) the contract value on the claim date plus 40% of the relief amount (as defined below).

          Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of: a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or b) the contract value on the claim date plus 25% of the relief amount (as defined below).

          If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse's attained age as of the date we continue the contract.

          ACCUMULATION ENHANCEMENT
          Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living

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

          facility or nursing home if the following conditions are met:
          o 120 consecutive days of confinement prior to the maturity date, after the first contract year; and the 120 days must occur prior to age 91.

         The enhancement provides:

          o that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount (if the owner is between the ages of 70-75 on the contract date);

          o that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the contract value over a period of 50 months, in the amount of 2% per month, while the owner is alive;

          o that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the contract value for 50 months;

          o that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and

          o this benefit is separate from the relief amount that is calculated at death.


          The monthly benefit payments will be added to the contract value according to the current allocation schedule on file. The owner can remove the payments from the contract value via partial withdrawals and surrender charges will be waived.

          Relief Amount: the relief amount is equal to the contract value less modified premium payments not to exceed the following maximum amount:

          o When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

             1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

             2) the sum of premium payments (made during the prior 12 months of the death benefit calculation date) minus

             3) the sum of monthly benefits (as defined below) credited to the contract value.

          o When the eldest owner on the contract date is between the ages of 70 - 75, the maximum relief amount equals 100% multiplied by:

             1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

             2) the sum of premium payments (made during the 12 months prior to the death benefit calculation date) minus

             3) the sum of monthly benefits (as defined below) credited to the contract value.

          Modified Premium Payments: equals the sum of all premium payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the contract value and the modified premium payments prior the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.

          Monthly Benefit: is the monthly amount credited to the contract value when a claim under the Accumulation Enhancement is being paid.

    Death benefit proceeds will be payable in a single lump sum or, if the recipient chooses, in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

    Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any premium tax due. For more information, see "Premium Tax." and "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

ANNUITY PAYMENTS
    Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a fixed payment annuity is selected. No surrender charge is taken. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

    The maturity date election must be made by written notice and must be received by VPMO 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to VPMO on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L. The MVA will apply to any amounts held in the MVA that we applied to any annuity payment option. See the MVA prospectus for more information.

    With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial annuity payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable annuity payments for a10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

    The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, We determine the amount of the annual distribution by dividing the amount of Contract Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact VPMO well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD
    A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

OPTION B--NON-REFUND LIFE ANNUITY
     A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OPTION C--[RESERVED]

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
     A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

OPTION I--VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this payment option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

OPTION J--JOINT SURVIVOR VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

OPTION K--VARIABLE ANNUITY FOR A SPECIFIED PERIOD
    A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each subaccount and affect the amount of future payments.

OPTION L--VARIABLE LIFE EXPECTANCY ANNUITY
    This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

OPTION M--UNIT REFUND VARIABLE LIFE ANNUITY
    This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each subaccount multiplied by the current annuity unit value for that subaccount. The number of remaining annuity units for each subaccount will be calculated as follows:

1. the net amount in the subaccount applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2. the sum of the annuity units released from the subaccount to make the payments under this option.

You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

OPTION N--VARIABLE NON-REFUND LIFE ANNUITY
    A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

OTHER CONDITIONS

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable annuity payment options.

PAYMENT UPON DEATH AFTER MATURITY
    If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE
    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the rights to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. A written notice of such assignment must be filed with VPMO before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Option 1.

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

PAYMENT DEFERRAL

    Payment of the contract value in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by VPMO. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within 10 days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial premium payment has been allocated to the MVA, we will apply the Market Value Adjustment that can increase or decrease your initial premium payment. If applicable state law requires, we will return the full amount of any premium payments we received.


    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of the other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or MVA according to your instructions. We may use the Temporary Money market Allocation Amendment depending on the state of issue and under contain other circumstances.


AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    If, in the judgment of PHL Variable's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than 1 owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NONQUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

    As the owner of the contract, you may elect one of the available death benefit options under the contract. One or more of the options available may, in some cases, exceed the greater of the purchase price or the contract value. The IRS may take the position with respect to these death benefit options that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract or any amendments, riders or endorsements to the contract.

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE
    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of premium payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPMO of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of

Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code
Section 130(d)); (vii) under an immediate annuity contract (as defined in Code
Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."


ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the primary annuitant, which is not the contract owner, dies before the maturity date the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses and incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS
    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all nonqualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.


    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.


TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS
    The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consent that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as the those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.


    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


    Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under qualified plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAS")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. If the program permits loans, a loan from the participant's contract value may be requested. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us, except that no amount will be transferred to the MVA.

    If we do not receive a loan repayment before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax-exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the qualified plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), located at One American Row, Hartford, Connecticut. WSG is a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of PHL Variable. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies and is an affiliate of PHL Variable.

    Contracts may also be purchased through other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreement provided by PEPCO.

STATE REGULATION
--------------------------------------------------------------------------------

    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------

    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.

SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:

o   Underwriter
o   Performance History
o   Calculation of Yield and Return
o   Calculation of Annuity Payments
o   Experts
o   Separate Account Financial Statements
o   Company Financial Statements

    Contract owner inquiries and requests for a SAI should be directed, in writing, to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling AOD at 800/541-0171.

APPENDIX A
DEDUCTIONS FOR PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------



                                                               UPON              UPON
STATE                                                       PURCHASE (1)     ANNUITIZATION        NON-QUALIFIED      QUALIFIED
-----                                                       ---------        -------------        -------------      ---------


California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50


South Dakota (2).....................................           X                                     1.25


West Virginia........................................                             X                   1.00             1.00


Wyoming..............................................           X                                     1.00


Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%






NOTE: The above premium tax deduction rates are as of January 1, 2002. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.


For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."















------------------------


(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the contract, payment of death proceeds or Maturity Date.

(2) The tax deduction rate in South Dakota on annuity considerations exceeding $500,000 per contract is .8%.

APPENDIX B
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the maturity date and amounts held under Annuity Payment Option L.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

ANNUITANT(S)/JOINT ANNUITANT: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N.

CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at VPMO.

CONTRACT DATE: The date that the initial premium payment is invested under a contract.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC)
Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

DEATH BENEFIT OPTIONS: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

FIXED PAYMENT ANNUITY: An annuity providing payments with a fixed dollar amount after the first payment is made.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC Section 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MVA: An account that pays interest at a guaranteed rate if amounts allocated to the account are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant's 95th birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

[diamond] Nonqualified plans--$10,000
[diamond] Bank draft program--$50
[diamond] Qualified plans--$2,000

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent premium payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $500 except for the bank draft program, which is $50.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.


VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary with the investment experience of the subaccounts.

VPMO: The Variable Products Mail Operations division that receives and processes incoming mail for the Annuity Operations Division.

                                                                     [VERSION A]

                               THE BIG EDGE CHOICE
                       STATEMENT OF ADDITIONAL INFORMATION

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                        MAIL OPERATIONS ("VPMO")
Hartford, Connecticut                                              P.O. Box 8027
                                                Boston, Massachusetts 02266-8027



                        PHL VARIABLE ACCUMULATION ACCOUNT
                         PHL VARIABLE INSURANCE COMPANY

                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT


                                   May 1, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2002. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company at the above address or by calling 800/541-0171.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Underwriter................................................................    2

Performance History........................................................    2

Calculation of Yield and Return............................................    5

Calculation of Annuity Payments ...........................................    6

Experts ...................................................................    7

Separate Account Financial Statements...................................... SA-1

Company Financial Statements...............................................  F-1

UNDERWRITER
--------------------------------------------------------------------------------


    PEPCO, an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. PERFORMANCE INFORMATION ABOUT EACH SUBACCOUNT IS BASED ON PAST PERFORMANCE ONLY AND IS NOT AN INDICATION OF FUTURE PERFORMANCE. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for one year, five years and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.


                       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------
                                                          INCEPTION                                    SINCE
                      SUBACCOUNT                            DATE       1 YEAR     5 YEARS  10 YEARS  INCEPTION
--------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                     12/07/94      -29.98%    1.39%      N/A      4.34%
--------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                          09/17/96       -6.82%   -5.77%      N/A     -5.52%
--------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                         10/29/01         N/A      N/A       N/A     -0.40%
--------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series          10/29/01         N/A      N/A       N/A      0.05%
--------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                            12/20/99      -13.28%     N/A       N/A     -8.24%
--------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche NASDAQ-100 Index(R) Series               08/15/00      -38.31%     N/A       N/A    -49.77%
--------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series       05/01/95       -1.64%    4.84%      N/A     10.62%
--------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                    12/07/94      -39.72%   -0.20%      N/A      5.30%
--------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series            08/15/00      -32.46%     N/A       N/A    -33.53%
--------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series             12/20/99       -3.12%     N/A       N/A      6.82%
--------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       12/07/94       -4.23%    2.83%      N/A      3.37%
--------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series          12/07/94       -2.13%    2.71%      N/A      6.52%
--------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                     03/02/98      -24.36%     N/A       N/A      8.11%
--------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series        07/14/97      -18.76%     N/A       N/A      3.49%
--------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                      12/20/99       -1.07%     N/A       N/A      2.25%
--------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                               12/20/99      -29.80%     N/A       N/A    -19.35%
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                 10/29/01         N/A      N/A       N/A     -0.08%
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                        10/29/01         N/A      N/A       N/A     -2.55%
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                  10/29/01         N/A      N/A       N/A     -1.17%
--------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                   03/02/98      -15.30%     N/A       N/A      2.29%
--------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series              12/07/94       -6.03%    8.47%      N/A      9.76%
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series             11/20/00      -14.08%     N/A       N/A     -9.46%
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series            03/02/98       13.49%     N/A       N/A      0.75%
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value Series          11/20/00        6.81%     N/A       N/A     12.08%
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                      03/02/98      -31.13%     N/A       N/A      8.40%
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                     01/29/96      -33.04%    8.84%      N/A      8.98%
--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                    12/20/99      -21.70%      N/A      N/A    -15.68%
--------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                        03/30/01         N/A      N/A       N/A     -9.79%
--------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                              03/30/01         N/A      N/A       N/A     -8.58%
--------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 06/05/00      -22.48%     N/A       N/A    -28.44%
--------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II          07/15/99       -1.26%     N/A       N/A      3.32%
--------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                        07/15/99       -6.48%     N/A       N/A     -7.40%
--------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               06/05/00      -19.18%     N/A       N/A    -16.47%
--------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        06/05/00      -21.11%     N/A       N/A    -22.40%
--------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                      06/05/00      -24.14%     N/A       N/A    -24.14%
--------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             11/02/98       -1.24%     N/A       N/A      6.74%
--------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund              05/01/97      -15.23%     N/A       N/A    -15.55%
--------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                         05/01/97      -22.54%     N/A       N/A      1.87%
--------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                    05/01/97      -16.95%     N/A       N/A      3.09%
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                          05/01/97       -8.97%     N/A       N/A      6.21%
--------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                     07/15/99      -30.58%     N/A       N/A    -14.69%
--------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                         10/29/01         N/A      N/A       N/A     -1.25%
--------------------------------------------------------------------------------------------------------------
Technology Portfolio                                      12/20/99      -52.91%     N/A       N/A    -37.58%
--------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                      02/01/99      -32.36%     N/A       N/A      6.62%
--------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                            05/01/95      -27.42%    5.89%      N/A     13.56%
--------------------------------------------------------------------------------------------------------------
Wanger Twenty                                             02/01/99        0.65%     N/A       N/A     13.71%
--------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                             05/01/95        2.77%   10.20%      N/A     16.24%

--------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 3% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.


                                                         ANNUAL TOTAL RETURN

------------------------------------------------------------------------------------------------------------------------------------
                 SUBACCOUNT                      1992     1993   1994    1995     1996    1997     1998    1999     2000      2001
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series        -14.03%   36.57% -1.31%   8.12%   17.05%  10.53%   26.20%  27.75%  -16.96%   -25.10%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                      -33.33%   -5.77%  48.94%  -17.21%    -0.37%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value
  Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                                                                   -6.84%    -7.28%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Nasdaq-100 Index(R) Series                                                                               -33.99%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate
  Securities Series                                                              31.31%  20.41%  -22.28%   3.35%   29.02%     5.15%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series         8.79%   18.07%  0.08%  29.12%   11.06%  19.45%   28.12%  27.92%  -18.91%   -35.49%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth
  Series                                                                                                                    -27.75%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond
  Series                                                                                                           17.15%     3.56%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series            2.16%    1.47%  2.42%   4.23%    3.60%   3.76%    3.67%   3.40%    4.59%     2.39%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income
  Series                                         8.57%   14.34% -6.78%  21.84%   10.89%   9.57%   -5.46%   4.02%    5.03%      4.63%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                   22.64%   30.39%   -19.10%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced
  Index Series                                                                                    29.90%  17.22%  -12.68%   -13.12%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                                                              4.98%     5.76%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                                                                     -12.39%   -24.90%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                 15.42%   -7.88%    -9.44%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation
  Series                                         9.15%    9.50% -2.75%  16.65%    7.57%  19.10%   19.15%   9.75%   -0.78%     0.46%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value
  Series                                                                                                                     -8.13%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value                                                                -11.51%   15.32%    21.29%
  Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value
  Series                                                                                                                     14.17%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                    43.67%   12.20%   -26.32%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                  15.59%   42.74%  52.90%  -12.68%   -28.37%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                                                                          -14.34%   -16.26%
------------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                             1.10%  33.84%   15.96%  11.96%   17.67%  42.64%  -12.12%   -24.34%
------------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                   2.62%  34.39%   13.44%  22.00%   30.60%  28.13%  -15.81%   -13.77%
------------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                      10.50%  18.04%   55.68%  75.63%  -25.87%   -17.10%
------------------------------------------------------------------------------------------------------------------------------------
  Federated Fund for U.S. Government
  Securities II                                                          7.29%    2.77%   7.10%    6.19%  -1.94%    9.48%     5.56%
------------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                    18.74%   12.74%  12.28%    1.30%   0.92%  -10.27%    -0.02%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                     28.16%  22.45%   -7.99%   -13.57%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                              22.81%   2.76%  -18.31%   -15.63%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                            37.48%  35.41%   -12.29%  -18.86%
------------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                                                            7.81%   10.93%     5.57%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                                               -30.35%  -22.12%  51.21%  -32.99%    -9.36%
  Fund
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                      45.01% -3.83%  13.91%   22.06%  12.12%    8.08%  21.57%   -3.70%   -17.16%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund         6.36%   24.15% -4.55%  20.60%   16.96%  13.74%    4.66%  20.89%   -1.32%   -11.19%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund               5.41%   31.92% -3.80%  23.26%   20.47%  10.10%   -0.39%  27.06%    5.72%    -2.67%
------------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                                                           19.95%  25.89%  -17.79%   -25.73%
------------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                                                               26.96%  18.74%  -10.47%   -14.20%
------------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                                                                            -24.64%   -49.57%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                                                                             -2.92%   -27.63%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                 30.24%  -2.81%   14.75% 123.45%  -28.84%   -22.36%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                                                                     7.97%     7.59%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                                                  44.64%  27.68%    7.21%  23.38%   -9.42%     9.85%

------------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------

    Yield of the Phoenix-Goodwin Money Market Subaccount. We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to 1.25% on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculation:


    The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Subaccount was based on the 7-day period ending December 31, 2001:

Value of hypothetical pre-existing account with
   exactly one Unit at the beginning of the period:      1.000000

Value of the same account (excluding capital
   changes) at the end of the 7-day period:......        1.000071


Calculation:

   Ending account value..........................        1.000071
   Less beginning account value..................        1.000000
   Net change in account value...................        0.000071

Base period return:

   (net change/beginning account value)..........        0.000071
Current yield = return x (365/7) =...............           0.37%
Effective yield = [(1 + return)(365/7)] -1 =.....           0.37%


    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

We assume a hypothetical $1,000 initial investment in the subaccount;

We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R = ((ERV / II)(1/n)) - 1

Where:

    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

    We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION

    Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:


      The Dow Jones Industrial Average(SM) (1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

      Lipper Analytical Services
      Morningstar, Inc.
      Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

      Barrons
      Business Week
      Changing Times
      Forbes
      Fortune
      Consumer Reports
      Investor's Business Daily
      Financial Planning
      Financial Services Weekly
      Financial World
      Money
      The New York Times
      Personal Investor
      Registered Representative
      U.S. News and World Report
      The Wall Street Journal

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

      The Dow Jones Industrial Average(SM) (1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The S&P 500(2)

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    See your prospectus in the section titled "The Annuity Period" for a description of the annuity options and restrictions.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Payment Life Annuity 10-year period certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

FIXED ANNUITY PAYMENTS
    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units, all amounts held in the GIA and the MVA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected. The guaranteed annuity payment rates will be no less favorable than the following:

    Under Options A, B, D, E and F rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use an interest rate of 3-3/8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3-1/4% for the 20-year certain period under Options A and F; an interest rate of 3-1/2% under Options B and D. Under Options G and H the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

VARIABLE ANNUITY PAYMENTS
    Under all variable options except Option L, the first payment is based on an assumed annual investment rate of 4-1/2%. Should the assumed rate result in a first payment larger than permitted by state law, we will select a lower rate. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each subaccount by the applicable payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each subaccount. We determine future payments under these options by multiplying the contract value in each subaccount (Number of Annuity Units times the Annuity Unit Value) by the applicable payment option's rate on the payment calculation date. The payment will equal the sum of the amounts provided by each subaccount investment.

    Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(4) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of PHL Variable Accumulation Account (The Big Edge Choice(R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and PHL Variable Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.













------------------------

(1) The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2) The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3) Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

(4) The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------




THE
BIG EDGE
  CHOICE(R)




                       PHL VARIABLE ACCUMULATION ACCOUNT
                       DECEMBER 31, 2001
















                     [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


                                                                                             PHOENIX-
                                                                                             ALLIANCE/
                                              PHOENIX-        PHOENIX-       PHOENIX-AIM     BERNSTEIN        PHOENIX-
                                              ABERDEEN        ABERDEEN         MID-CAP         GROWTH         DEUTSCHE
                                            INTERNATIONAL     NEW ASIA         EQUITY         + VALUE          DOW 30
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $  38,584,990   $   5,867,981   $     169,507   $      82,273   $   3,085,461
                                            =============   =============   =============   =============   =============
        Investments at market               $  23,408,163   $   5,203,113   $     174,184   $      83,212   $   2,976,847
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                    23,408,163       5,203,113         174,184          83,212       2,976,847
LIABILITIES
        Accrued expenses to related party          27,593           5,534             145              75           3,440
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $  23,380,570   $   5,197,579   $     174,039   $      83,137   $   2,973,407
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                 17,849,151       6,743,762          81,863          38,930       1,704,048
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.309902   $    0.770724   $    2.125994   $    2.135519   $    1.744908
                                            =============   =============   =============   =============   =============

                                                                                                             PHOENIX-
                                              PHOENIX-         PHOENIX-       PHOENIX-        PHOENIX-       ENGEMANN
                                              DEUTSCHE      DUFF & PHELPS     ENGEMANN        ENGEMANN        SMALL &
                                             NASDAQ-100      REAL ESTATE       CAPITAL         NIFTY          MID-CAP
                                              INDEX(R)        SECURITIES       GROWTH          FIFTY           GROWTH
                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     884,279   $  11,469,048   $ 215,861,276   $  17,679,572   $   2,032,692
                                            =============   =============   =============   =============   =============
        Investments at market               $     665,375   $  12,238,872   $ 153,231,144   $  12,173,658   $   1,613,441
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       665,375      12,238,872     153,231,144      12,173,658       1,613,441
LIABILITIES
        Accrued expenses to related party             720          14,224         179,831          14,348           1,860
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     664,655   $  12,224,648   $ 153,051,313   $  12,159,310   $   1,611,581
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    800,784       6,756,984     124,275,082      14,499,867       1,379,859
                                            =============   =============   =============   =============   =============
Unit value                                  $    0.830005   $    1.809187   $    1.231542   $    0.838561   $    1.167932
                                            =============   =============   =============   =============   =============

                                              PHOENIX-                                                        PHOENIX-
                                             FEDERATED        PHOENIX-        PHOENIX-        PHOENIX-       J.P. MORGAN
                                                U.S.          GOODWIN         GOODWIN         HOLLISTER       RESEARCH
                                             GOVERNMENT        MONEY        MULTI-SECTOR       VALUE          ENHANCED
                                                BOND           MARKET       FIXED INCOME       EQUITY          INDEX
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   2,271,517   $  32,306,050   $  57,341,991   $  12,783,088   $  27,124,226
                                            =============   =============   =============   =============   =============
        Investments at market               $   2,316,019   $  32,306,050   $  47,150,670   $  12,476,817   $  23,976,920
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     2,316,019      32,306,050      47,150,670      12,476,817      23,976,920
LIABILITIES
        Accrued expenses to related party           2,716          38,630          55,263          14,418          27,814
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   2,313,303   $  32,267,420   $  47,095,407   $  12,462,399   $  23,949,106
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    951,629      25,764,982      34,099,382       8,795,266      19,915,633
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.430888   $    1.252375   $    1.381122   $    1.416944   $    1.202528
                                            =============   =============   =============   =============   =============

                                                            PHOENIX-JANUS                    PHOENIX-MFS     PHOENIX-MFS
                                            PHOENIX-JANUS     FLEXIBLE      PHOENIX-JANUS     INVESTORS       INVESTORS
                                             CORE EQUITY       INCOME          GROWTH       GROWTH STOCK        TRUST
                                              SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   3,259,468   $   4,575,199   $  14,952,322   $     190,181   $     128,873
                                            =============   =============   =============   =============   =============
        Investments at market               $   2,728,401   $   4,545,696   $   9,799,459   $     192,847   $     130,566
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     2,728,401       4,545,696       9,799,459         192,847         130,566
LIABILITIES
        Accrued expenses to related party           3,154           5,315          11,415             181             112
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   2,725,247   $   4,540,381   $   9,788,044   $     192,666   $     130,454
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                  1,620,647       2,043,699       7,135,308          90,336          62,718
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.681579   $    2.221649   $    1.371776   $    2.132769   $    2.079999
                                            =============   =============   =============   =============   =============

                                                              PHOENIX-                        PHOENIX-        PHOENIX-
                                                               MORGAN         PHOENIX-        OAKHURST        OAKHURST
                                             PHOENIX-MFS      STANLEY         OAKHURST       GROWTH AND       STRATEGIC
                                               VALUE        FOCUS EQUITY      BALANCED         INCOME        ALLOCATION
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     254,372   $     603,801   $  49,038,699   $  37,326,258   $  65,060,853
                                            =============   =============   =============   =============   =============
        Investments at market               $     259,963   $     435,654   $  47,211,655   $  37,146,403   $  61,667,510
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       259,963         435,654      47,211,655      37,146,403      61,667,510
LIABILITIES
        Accrued expenses to related party             274             537          54,740          42,838          71,890
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     259,689   $     435,117   $  47,156,915   $  37,103,565   $  61,595,620
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    123,103         298,996      27,371,078      32,347,426      35,399,171
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.109517   $    1.455259   $    1.722873   $    1.147033   $    1.740030
                                            =============   =============   =============   =============   =============


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
                                   (CONTINUED)


                                              PHOENIX-        PHOENIX-        PHOENIX-
                                              SANFORD         SANFORD          SANFORD        PHOENIX-        PHOENIX-
                                             BERNSTEIN       BERNSTEIN        BERNSTEIN        SENECA          SENECA
                                              GLOBAL          MID-CAP         SMALL-CAP       MID-CAP         STRATEGIC
                                               VALUE           VALUE            VALUE          GROWTH           THEME
                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     494,024   $   7,083,323   $   2,357,825   $  13,968,412   $  56,243,795
                                            =============   =============   =============   =============   =============
        Investments at market               $     471,698   $   8,104,922   $   2,498,167   $  11,479,247   $  40,654,945
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       471,698       8,104,922       2,498,167      11,479,247      40,654,945
LIABILITIES
        Accrued expenses to related party             543           9,102           2,779          13,361          47,104
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     471,155   $   8,095,820   $   2,495,388   $  11,465,886   $  40,607,841
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    248,737       7,464,881       1,017,110       7,990,409      23,867,338
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.894187   $    1.084521   $    2.453410   $    1.434956   $    1.701398
                                            =============   =============   =============   =============   =============

                                                                               ALGER
                                                                              AMERICAN
                                              AIM V.I.                       LEVERAGED      DEUTSCHE VIT     DEUTSCHE VIT
                                              CAPITAL         AIM V.I.         ALLCAP         EAFE(R)        EQUITY 500
                                            APPRECIATION       VALUE         PORTFOLIO      EQUITY INDEX       INDEX
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     318,208   $     828,542   $   1,542,697   $     940,356   $     156,456
                                            =============   =============   =============   =============   =============
        Investments at market               $     302,734   $     814,343   $   1,284,881   $     697,658   $     156,629
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       302,734         814,343       1,284,881         697,658         156,629
LIABILITIES
        Accrued expenses to related party             359             941           1,501             793             184
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     302,375   $     813,402   $   1,283,380   $     696,865   $     156,445
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    162,349         418,545       1,015,298         470,316          74,221
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.862498   $    1.943403   $    1.264042   $    1.481695   $    2.107836
                                            =============   =============   =============   =============   =============

                                              FEDERATED
                                            FUND FOR U.S.    FEDERATED           VIP          VIP GROWTH
                                             GOVERNMENT     HIGH INCOME     CONTRAFUND(R)   OPPORTUNITIES    VIP GROWTH
                                            SECURITIES II   BOND FUND II      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   7,220,168   $   3,268,307   $   1,930,865   $     255,502   $   2,031,763
                                            =============   =============   =============   =============   =============
        Investments at market               $   7,472,583   $   3,020,694   $   1,877,836   $     225,312   $   1,872,334
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     7,472,583       3,020,694       1,877,836         225,312       1,872,334
LIABILITIES
        Accrued expenses to related party           8,687           3,739           2,137             288           2,255
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   7,463,896   $   3,016,955   $   1,875,699   $     225,024   $   1,870,079
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                  3,251,769       1,707,688       1,163,893         156,731       1,344,951
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.295252   $    1.766690   $    1.611574   $    1.435729   $    1.390444
                                            =============   =============   =============   =============   =============

                                                                             TEMPLETON
                                                             TEMPLETON       DEVELOPING      TEMPLETON        TEMPLETON
                                            MUTUAL SHARES      ASSET          MARKETS          GROWTH       INTERNATIONAL
                                              SECURITIES      STRATEGY       SECURITIES      SECURITIES       SECURITIES
                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   5,098,343   $  10,239,240   $   4,378,327   $  26,363,326   $  18,213,037
                                            =============   =============   =============   =============   =============
        Investments at market               $   5,148,141   $   7,053,005   $   2,736,333   $  22,955,712   $  11,692,601
                                            -------------   -------------   -------------   -------------   -------------
                                                5,148,141       7,053,005       2,736,333      22,955,712      11,692,601
LIABILITIES
        Accrued expenses to related party           5,806           8,525           3,201          26,753          13,689
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   5,142,335   $   7,044,480   $   2,733,132   $  22,928,959   $  11,678,912
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                  4,017,976       5,966,031       5,765,772      16,863,459      10,362,878
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.279832   $    1.180765   $    0.474027   $    1.359683   $    1.126995
                                            =============   =============   =============   =============   =============

                                                                                WANGER
                                              TECHNOLOGY        WANGER      INTERNATIONAL                    WANGER U.S.
                                              PORTFOLIO     FOREIGN FORTY     SMALL CAP     WANGER TWENTY     SMALL CAP
                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $  11,691,030   $   2,745,185   $  62,464,946   $   2,499,143   $  99,397,659
                                            =============   =============   =============   =============   =============
        Investments at market               $   3,633,802   $   2,020,191   $  50,943,712   $   3,155,019   $ 117,074,409
                                            -------------   -------------   -------------   -------------   -------------
                                                3,633,802       2,020,191      50,943,712       3,155,019     117,074,409
LIABILITIES
        Accrued expenses to related party           4,422           2,348          59,749           3,605         133,172
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   3,629,380   $   2,017,843   $  50,883,963   $   3,151,414   $ 116,941,237
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                  4,698,621       1,532,716      26,076,514       1,988,945      50,554,536
                                            =============   =============   =============   =============   =============
Unit value                                  $    0.779988   $    1.316514   $    1.951333   $    1.584465   $    2.313170
                                            =============   =============   =============   =============   =============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001


                                                                                                            PHOENIX-
                                                                                                           ALLIANCE/
                                                                  PHOENIX-      PHOENIX-    PHOENIX-AIM    BERNSTEIN     PHOENIX-
                                                                  ABERDEEN    ABERDEEN NEW    MID-CAP        GROWTH      DEUTSCHE
                                                               INTERNATIONAL      ASIA         EQUITY       + VALUE       DOW 30
                                                                 SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(7) SUBACCOUNT(5)  SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $         --  $     93,735  $         --  $         93 $     31,564
Expenses
        Mortality, expense risk and administrative charges           391,221        60,032           185            81       35,701
                                                                ------------  ------------  ------------  ------------ ------------
Net investment income (loss)                                        (391,221)       33,703          (185)           12       (4,137)
                                                                ------------  ------------  ------------  ------------ ------------
Net realized gain (loss) from share transactions                  (1,727,953)      (43,584)           --            --       (2,789)
Net realized gain distribution from Fund                             794,026            --            --            --       40,257
Net unrealized appreciation (depreciation) on investment          (7,661,109)       49,078         4,677           939     (180,338)
                                                                ------------  ------------  ------------  ------------ ------------
Net gain (loss) on investment                                     (8,595,036)        5,494         4,677           939     (142,870)
Net increase (decrease) in net assets resulting from operations $ (8,986,257) $     39,197  $      4,492  $        951 $   (147,007)
                                                                ============  ============  ============  ============ ============

                                                                                                                         PHOENIX-
                                                                  PHOENIX-    PHOENIX-DUFF    PHOENIX-                   ENGEMANN
                                                                  DEUTSCHE      & PHELPS      ENGEMANN      PHOENIX-     SMALL &
                                                                 NASDAQ-100   REAL ESTATE     CAPITAL       ENGEMANN     MID-CAP
                                                                  INDEX(R)     SECURITIES      GROWTH     NIFTY FIFTY     GROWTH
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $         --  $    476,375 $    120,603  $         --  $        474
Expenses
        Mortality, expense risk and administrative charges             5,986       163,206    2,674,796       213,716        14,425
                                                                ------------  ------------ ------------  ------------  ------------
Net investment income (loss)                                          (5,986)      313,169   (2,554,193)     (213,716)      (13,951)
                                                                ------------  ------------ ------------  ------------  ------------
Net realized gain (loss) from share transactions                     (28,463)          310  (19,048,760)   (2,008,655)      (24,739)
Net realized gain distribution from Fund                                  --            --    4,055,778            --            --
Net unrealized appreciation (depreciation) on investment            (112,566)      287,699  (80,287,676)   (5,926,886)     (245,870)
                                                                ------------  ------------ ------------  ------------  ------------
Net gain (loss) on investment                                       (141,029)      288,009  (95,280,658)   (7,935,541)     (270,609)
Net increase (decrease) in net assets resulting from operations $   (147,015) $    601,178 $(97,834,851) $ (8,149,257) $   (284,560)
                                                                ============  ============ ============  ============  ============

                                                                  PHOENIX-                                             PHOENIX-J.P.
                                                                 FEDERATED                    PHOENIX-                    MORGAN
                                                                    U.S.        PHOENIX-      GOODWIN       PHOENIX-     RESEARCH
                                                                 GOVERNMENT     GOODWIN     MULTI-SECTOR   HOLLISTER     ENHANCED
                                                                    BOND      MONEY MARKET  FIXED INCOME  VALUE EQUITY    INDEX
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $    112,497  $  1,257,650 $  3,989,870  $     93,060  $    186,201
Expenses
        Mortality, expense risk and administrative charges            31,756       465,848      703,037       167,620       376,370
                                                                ------------  ------------ ------------  ------------  ------------
Net investment income (loss)                                          80,741       791,802    3,286,833       (74,560)     (190,169)
                                                                ------------  ------------ ------------  ------------  ------------
Net realized gain (loss) from share transactions                      (4,314)           --     (202,139)        1,452    (1,169,231)
Net realized gain distribution from Fund                              63,734            --           --        82,638       172,327
Net unrealized appreciation (depreciation) on investment             (67,442)           --     (792,590)   (2,555,131)   (2,939,421)
                                                                ------------  ------------ ------------  ------------  ------------
Net gain (loss) on investment                                         (8,022)           --     (994,729)   (2,471,041)   (3,936,325)
Net increase (decrease) in net assets resulting from operations $     72,719  $    791,802 $  2,292,104  $ (2,545,601) $ (4,126,494)
                                                                ============  ============ ============  ============  ============

                                                                                PHOENIX-
                                                                  PHOENIX-       JANUS        PHOENIX-    PHOENIX-MFS   PHOENIX-MFS
                                                                 JANUS CORE     FLEXIBLE       JANUS       INVESTORS     INVESTORS
                                                                   EQUITY        INCOME        GROWTH     GROWTH STOCK     TRUST
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(3) SUBACCOUNT(6)
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $     18,116  $    162,725  $         --  $         -- $         --
Expenses
        Mortality, expense risk and administrative charges            36,000        41,385       163,170           220          131
                                                                ------------  ------------  ------------  ------------ ------------
Net investment income (loss)                                         (17,884)      121,340      (163,170)         (220)        (131)
                                                                ------------  ------------  ------------  ------------ ------------
Net realized gain (loss) from share transactions                     (12,019)        2,174    (1,308,711)            1           --
Net realized gain distribution from Fund                                  --        33,415            --            --           --
Net unrealized appreciation (depreciation) on investment            (335,962)      (35,320)   (2,383,301)        2,666        1,693
                                                                ------------  ------------  ------------  ------------ ------------
Net gain (loss) on investment                                       (347,981)          269    (3,692,012)        2,667        1,693
Net increase (decrease) in net assets resulting from operations $   (365,865) $    121,609  $ (3,855,182) $      2,447 $      1,562
                                                                ============  ============  ============  ============ ============

                                                                                PHOENIX-                    PHOENIX-     PHOENIX-
                                                                                 MORGAN       PHOENIX-      OAKHURST     OAKHURST
                                                                 PHOENIX-MFS    STANLEY       OAKHURST     GROWTH AND   STRATEGIC
                                                                    VALUE     FOCUS EQUITY    BALANCED       INCOME     ALLOCATION
                                                                SUBACCOUNT(4)  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $        458 $         --  $  1,264,095  $    190,438  $  1,596,888
Expenses
        Mortality, expense risk and administrative charges               376        6,261       663,315       544,008       885,718
                                                                ------------ ------------  ------------  ------------  ------------
Net investment income (loss)                                              82       (6,261)      600,780      (353,570)      711,170
                                                                ------------ ------------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                           1      (19,976)      (86,432)     (232,426)     (140,277)
Net realized gain distribution from Fund                                  --           --       947,199        91,868     1,051,362
Net unrealized appreciation (depreciation) on investment               5,591      (66,609)   (1,001,394)   (3,519,078)   (1,453,198)
                                                                ------------ ------------  ------------  ------------  ------------
Net gain (loss) on investment                                          5,592      (86,585)     (140,627)   (3,659,636)     (542,113)
Net increase (decrease) in net assets resulting from operations $      5,674 $    (92,846) $    460,153  $ (4,013,206) $    169,057
                                                                ============ ============  ============  ============  ============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                PHOENIX-      PHOENIX-
                                                                  PHOENIX-      SANFORD       SANFORD       PHOENIX-     PHOENIX-
                                                                  SANFORD      BERNSTEIN     BERNSTEIN       SENECA       SENECA
                                                                 BERNSTEIN      MID-CAP      SMALL-CAP      MID-CAP     STRATEGIC
                                                                GLOBAL VALUE     VALUE         VALUE         GROWTH       THEME
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $      4,081  $     83,315 $     14,573  $         --  $         --
Expenses
        Mortality, expense risk and administrative charges             3,658        73,599       16,330       178,579       690,551
                                                                ------------  ------------ ------------  ------------  ------------
Net investment income (loss)                                             423         9,716       (1,757)     (178,579)     (690,551)
                                                                ------------  ------------ ------------  ------------  ------------
Net realized gain (loss) from share transactions                        (813)        3,569       (5,913)     (298,691)   (2,853,643)
Net realized gain distribution from Fund                               3,013        34,301       27,161            --     1,424,133
Net unrealized appreciation (depreciation) on investment             (23,535)    1,065,869      135,036    (3,816,601)  (16,306,390)
                                                                ------------  ------------ ------------  ------------  ------------
Net gain (loss) on investment                                        (21,335)    1,103,739      156,284    (4,115,292)  (17,735,900)
Net increase (decrease) in net assets resulting from operations $    (20,912) $  1,113,455 $    154,527  $ (4,293,871) $(18,426,451)
                                                                ============  ============ ============  ============  ============

                                                                                               ALGER
                                                                                              AMERICAN
                                                                  AIM V.I.                   LEVERAGED    DEUTSCHE VIT  DEUTSCHE VIT
                                                                  CAPITAL        AIM V.I.      ALLCAP       EAFE(R)      EQUITY 500
                                                                APPRECIATION      VALUE      PORTFOLIO    EQUITY INDEX     INDEX
                                                               SUBACCOUNT(2)  SUBACCOUNT(1)  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(5)
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $         --  $      1,064 $         --  $         --  $         --
Expenses
        Mortality, expense risk and administrative charges               965         3,029       15,830         8,269           264
                                                                ------------  ------------ ------------  ------------  ------------
Net investment income (loss)                                            (965)       (1,965)     (15,830)       (8,269)         (264)
                                                                ------------  ------------ ------------  ------------  ------------
Net realized gain (loss) from share transactions                         168         1,048     (179,694)       (8,866)            1
Net realized gain distribution from Fund                              23,946        16,147       39,882            --            --
Net unrealized appreciation (depreciation) on investment             (15,474)      (14,199)     (41,034)     (158,898)          173
                                                                ------------  ------------ ------------  ------------  ------------
Net gain (loss) on investment                                          8,640         2,996     (180,846)     (167,764)          174
Net increase (decrease) in net assets resulting from operations $      7,675  $      1,031 $   (196,676) $   (176,033) $        (90)
                                                                ============  ============ ============  ============  ============

                                                                 FEDERATED
                                                               FUND FOR U.S.   FEDERATED        VIP        VIP GROWTH
                                                                 GOVERNMENT   HIGH INCOME  CONTRAFUND(R) OPPORTUNITIES  VIP GROWTH
                                                               SECURITIES II  BOND FUND II   PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $    229,558 $    385,811  $      4,344  $        360  $         --
Expenses
        Mortality, expense risk and administrative charges            81,486       44,328        14,488         2,494        15,042
                                                                ------------ ------------  ------------  ------------  ------------
Net investment income (loss)                                         148,072      341,483       (10,144)       (2,134)      (15,042)
                                                                ------------ ------------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                       4,639     (296,378)      (57,116)      (13,855)      (54,413)
Net realized gain distribution from Fund                                (980)          --        17,377            --        42,153
Net unrealized appreciation (depreciation) on investment             120,236     (117,108)      (22,536)      (11,598)     (126,319)
                                                                ------------ ------------  ------------  ------------  ------------
Net gain (loss) on investment                                        123,895     (413,486)      (62,275)      (25,453)     (138,579)
Net increase (decrease) in net assets resulting from operations $    271,967 $    (72,003) $    (72,419) $    (27,587) $   (153,621)
                                                                ============ ============  ============  ============  ============

                                                                                             TEMPLETON
                                                                   MUTUAL      TEMPLETON     DEVELOPING    TEMPLETON    TEMPLETON
                                                                   SHARES        ASSET        MARKETS        GROWTH   INTERNATIONAL
                                                                 SECURITIES     STRATEGY     SECURITIES    SECURITIES   SECURITIES
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $     47,861 $    115,895  $     28,341  $  4,102,299  $    375,517
Expenses
        Mortality, expense risk and administrative charges            44,627      119,981        45,983       345,291       176,723
                                                                ------------ ------------  ------------  ------------  ------------
Net investment income (loss)                                           3,234       (4,086)      (17,642)    3,757,008       198,794
                                                                ------------ ------------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                     (22,840)    (372,310)     (194,094)      170,407      (342,458)
Net realized gain distribution from Fund                             160,909      830,151            --       457,163     2,953,388
Net unrealized appreciation (depreciation) on investment            (112,398)  (1,556,071)     (146,684)   (5,070,010)   (5,406,796)
                                                                ------------ ------------  ------------  ------------  ------------
Net gain (loss) on investment                                         25,671   (1,098,230)     (340,778)   (4,442,440)   (2,795,866)
Net increase (decrease) in net assets resulting from operations $     28,905 $ (1,102,316) $   (358,420) $   (685,432) $ (2,597,072)
                                                                ============ ============  ============  ============  ============

                                                                                 WANGER        WANGER
                                                                 TECHNOLOGY     FOREIGN    INTERNATIONAL     WANGER    WANGER U.S.
                                                                 PORTFOLIO       FORTY       SMALL CAP       TWENTY     SMALL CAP
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                ------------  ------------  ------------  ------------ ------------
Investment income
        Distributions                                           $         --  $      3,289  $         --  $         -- $     78,385
Expenses
        Mortality, expense risk and administrative charges            69,001        33,517       840,850        42,038    1,629,021
                                                                ------------  ------------  ------------  ------------ ------------
Net investment income (loss)                                         (69,001)      (30,228)     (840,850)      (42,038)  (1,550,636)
                                                                ------------  ------------  ------------  ------------ ------------
Net realized gain (loss) from share transactions                    (169,563)      (67,730)   (2,092,193)      (17,129)    (220,637)
Net realized gain distribution from Fund                                  --       211,040    20,367,127            --           --
Net unrealized appreciation (depreciation) on investment          (3,087,303)     (976,987)  (33,189,608)      259,969   12,589,794
                                                                ------------  ------------  ------------  ------------ ------------
Net gain (loss) on investment                                     (3,256,866)     (833,677)  (14,914,674)      242,840   12,369,157
Net increase (decrease) in net assets resulting from operations $ (3,325,867) $   (863,905) $(15,755,524) $    200,802 $ 10,818,521
                                                                ============  ============  ============  ============ ============

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception April 12, 2001 to December 31, 2001
(2)  From inception April 18, 2001 to December 31, 2001
(3)  From inception October 31, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 13, 2001 to December 31, 2001
(7)  From inception November 14, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001


                                                                                                          PHOENIX-
                                                                                                         ALLIANCE/
                                                             PHOENIX-        PHOENIX-    PHOENIX-AIM     BERNSTEIN
                                                             ABERDEEN        ABERDEEN      MID-CAP        GROWTH        PHOENIX-
                                                          INTERNATIONAL      NEW ASIA       EQUITY       + VALUE      DEUTSCHE DOW
                                                            SUBACCOUNT      SUBACCOUNT  SUBACCOUNT(7)  SUBACCOUNT(5) 30 SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $   (391,221)  $     33,703   $       (185)  $         12  $     (4,137)
        Net realized gain (loss)                               (933,927)       (43,584)            --             --        37,468
        Net unrealized appreciation (depreciation)           (7,661,109)        49,078          4,677            939      (180,338)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations    (8,986,257)        39,197          4,492            951      (147,007)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    449,855        122,159             --             --        41,475
        Participant transfers                                (2,542,258)       591,937        169,547         82,186       744,648
        Participant withdrawals                              (1,961,568)      (226,990)            --             --       (40,639)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                 (4,053,971)       487,106        169,547         82,186       745,484
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets               (13,040,228)       526,303        174,039         83,137       598,477
NET ASSETS
        Beginning of period                                  36,420,798      4,671,276             --             --     2,374,930
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $ 23,380,570   $  5,197,579   $    174,039   $     83,137  $  2,973,407
                                                           ============   ============   ============   ============  ============

                                                                                                                        PHOENIX-
                                                              PHOENIX-    PHOENIX-DUFF     PHOENIX-                     ENGEMANN
                                                              DEUTSCHE      & PHELPS       ENGEMANN       PHOENIX-      SMALL &
                                                             NASDAQ-100   REAL ESTATE      CAPITAL        ENGEMANN      MID-CAP
                                                              INDEX(R)     SECURITIES       GROWTH      NIFTY FIFTY      GROWTH
                                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     (5,986)  $    313,169   $ (2,554,193)  $   (213,716) $    (13,951)
        Net realized gain (loss)                                (28,463)           310    (14,992,982)    (2,008,655)      (24,739)
        Net unrealized appreciation (depreciation)             (112,566)       287,699    (80,287,676)    (5,926,886)     (245,870)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations      (147,015)       601,178    (97,834,851)    (8,149,257)     (284,560)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    107,789        191,912      5,045,076        319,152        44,931
        Participant transfers                                   443,815        706,249    (21,266,320)    (1,631,248)    1,079,398
        Participant withdrawals                                 (21,745)      (842,691)   (17,906,846)    (1,214,225)      (88,602)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    529,859         55,470    (34,128,090)    (2,526,321)    1,035,727
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   382,844        656,648   (131,962,941)   (10,675,578)      751,167
NET ASSETS
        Beginning of period                                     281,811     11,568,000    285,014,254     22,834,888       860,414
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $    664,655   $ 12,224,648   $153,051,313   $ 12,159,310  $  1,611,581
                                                           ============   ============   ============   ============  ============

                                                             PHOENIX-                                                 PHOENIX-J.P.
                                                            FEDERATED                      PHOENIX-                      MORGAN
                                                               U.S.         PHOENIX-       GOODWIN        PHOENIX-      RESEARCH
                                                            GOVERNMENT      GOODWIN      MULTI-SECTOR    HOLLISTER      ENHANCED
                                                               BOND       MONEY MARKET   FIXED INCOME   VALUE EQUITY     INDEX
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     80,741   $    791,802   $  3,286,833   $    (74,560) $   (190,169)
        Net realized gain (loss)                                 59,420             --       (202,139)        84,090      (996,904)
        Net unrealized appreciation (depreciation)              (67,442)            --       (792,590)    (2,555,131)   (2,939,421)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations        72,719        791,802      2,292,104     (2,545,601)   (4,126,494)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     24,809             --        444,626        426,935       499,947
        Participant transfers                                   651,167      8,624,443     (1,467,128)     4,696,926    (2,045,233)
        Participant withdrawals                                (166,906)    (9,127,196)    (5,037,186)      (989,053)   (3,093,728)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    509,070       (502,753)    (6,059,688)     4,134,808    (4,639,014)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   581,789        289,049     (3,767,584)     1,589,207    (8,765,508)
NET ASSETS
        Beginning of period                                   1,731,514     31,978,371     50,862,991     10,873,192    32,714,614
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $  2,313,303   $ 32,267,420   $ 47,095,407   $ 12,462,399  $ 23,949,106
                                                           ============   ============   ============   ============  ============

                                                                            PHOENIX-
                                                             PHOENIX-        JANUS         PHOENIX-     PHOENIX-MFS   PHOENIX-MFS
                                                            JANUS CORE      FLEXIBLE        JANUS        INVESTORS     INVESTORS
                                                              EQUITY         INCOME         GROWTH      GROWTH STOCK     TRUST
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT(3) SUBACCOUNT(6)
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $    (17,884)  $    121,340   $   (163,170)  $       (220) $       (131)
        Net realized gain (loss)                                (12,019)        35,589     (1,308,711)             1            --
        Net unrealized appreciation (depreciation)             (335,962)       (35,320)    (2,383,301)         2,666         1,693
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations      (365,865)       121,609     (3,855,182)         2,447         1,562
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     84,286         39,612        408,319             --            --
        Participant transfers                                   707,871      3,008,474     (1,484,125)       190,292       128,892
        Participant withdrawals                                (207,050)      (464,639)    (1,708,844)           (73)           --
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    585,107      2,583,447     (2,784,650)       190,219       128,892
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   219,242      2,705,056     (6,639,832)       192,666       130,454
NET ASSETS
        Beginning of period                                   2,506,005      1,835,325     16,427,876             --            --
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $  2,725,247   $  4,540,381   $  9,788,044   $    192,666  $    130,454
                                                           ============   ============   ============   ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)


                                                                            PHOENIX-
                                                                             MORGAN                       PHOENIX-      PHOENIX-
                                                                            STANLEY        PHOENIX-       OAKHURST      OAKHURST
                                                           PHOENIX-MFS       FOCUS         OAKHURST      GROWTH AND    STRATEGIC
                                                              VALUE          EQUITY        BALANCED        INCOME      ALLOCATION
                                                          SUBACCOUNT(4)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $         82   $     (6,261)  $    600,780   $   (353,570) $    711,170
        Net realized gain (loss)                                      1        (19,976)       860,767       (140,558)      911,085
        Net unrealized appreciation (depreciation)                5,591        (66,609)    (1,001,394)    (3,519,078)   (1,453,198)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         5,674        (92,846)       460,153     (4,013,206)      169,057
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                         31          8,201        763,915        687,625     1,057,879
        Participant transfers                                   254,725        (34,152)       255,058        462,308    (1,251,624)
        Participant withdrawals                                    (741)       (13,489)    (4,111,022)    (2,599,517)   (5,797,989)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    254,015        (39,440)    (3,092,049)    (1,449,584)   (5,991,734)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   259,689       (132,286)    (2,631,896)    (5,462,790)   (5,822,677)
NET ASSETS
        Beginning of period                                          --        567,403     49,788,811     42,566,355    67,418,297
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $    259,689   $    435,117   $ 47,156,915   $ 37,103,565  $ 61,595,620
                                                           ============   ============   ============   ============  ============

                                                                            PHOENIX-       PHOENIX-
                                                             PHOENIX-       SANFORD        SANFORD        PHOENIX-      PHOENIX-
                                                             SANFORD       BERNSTEIN      BERNSTEIN        SENECA        SENECA
                                                            BERNSTEIN       MID-CAP       SMALL-CAP       MID-CAP      STRATEGIC
                                                           GLOBAL VALUE      VALUE          VALUE          GROWTH        THEME
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $        423   $      9,716   $     (1,757)  $   (178,579) $   (690,551)
        Net realized gain (loss)                                  2,200         37,870         21,248       (298,691)   (1,429,510)
        Net unrealized appreciation (depreciation)              (23,535)     1,065,869        135,036     (3,816,601)  (16,306,390)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations       (20,912)     1,113,455        154,527     (4,293,871)  (18,426,451)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     38,854        155,038        114,065        356,373       965,876
        Participant transfers                                   418,141      4,138,900      2,140,978        722,053    (4,585,648)
        Participant withdrawals                                  (4,511)      (394,145)       (26,116)    (1,129,581)   (4,102,174)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    452,484      3,899,793      2,228,927        (51,155)   (7,721,946)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   431,572      5,013,248      2,383,454     (4,345,026)  (26,148,397)
NET ASSETS
        Beginning of period                                      39,583      3,082,572        111,934     15,810,912    66,756,238
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $    471,155   $  8,095,820   $  2,495,388   $ 11,465,886  $ 40,607,841
                                                           ============   ============   ============   ============  ============

                                                                                            ALGER
                                                                                           AMERICAN
                                                             AIM V.I.                     LEVERAGED     DEUTSCHE VIT  DEUTSCHE VIT
                                                             CAPITAL        AIM V.I.        ALLCAP        EAFE(R)      EQUITY 500
                                                           APPRECIATION      VALUE        PORTFOLIO     EQUITY INDEX     INDEX
                                                          SUBACCOUNT(2)  SUBACCOUNT(1)    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT(5)
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $       (965)  $     (1,965)  $    (15,830)  $     (8,269) $       (264)
        Net realized gain (loss)                                 24,114         17,195       (139,812)        (8,866)            1
        Net unrealized appreciation (depreciation)              (15,474)       (14,199)       (41,034)      (158,898)          173
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         7,675          1,031       (196,676)      (176,033)          (90)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     16,335        102,371         42,978         16,708            --
        Participant transfers                                   288,360        719,103        620,558        309,555       156,535
        Participant withdrawals                                  (9,995)        (9,103)      (172,725)      (124,867)           --
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    294,700        812,371        490,811        201,396       156,535
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                   302,375        813,402        294,135         25,363       156,445
NET ASSETS
        Beginning of period                                          --             --        989,245        671,502            --
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $    302,375   $    813,402   $  1,283,380   $    696,865  $    156,445
                                                           ============   ============   ============   ============  ============

                                                            FEDERATED                                    SUBACCOUNT
                                                          FUND FOR U.S.    FEDERATED                     VIP GROWTH
                                                            GOVERNMENT    HIGH INCOME        VIP       OPPORTUNITIES   VIP GROWTH
                                                          SECURITIES II   BOND FUND II  CONTRAFUND(R)    PORTFOLIO     PORTFOLIO
                                                            SUBACCOUNT     SUBACCOUNT     PORTFOLIO      SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $    148,072   $    341,483   $    (10,144)  $     (2,134) $    (15,042)
        Net realized gain (loss)                                  3,659       (296,378)       (39,739)       (13,855)      (12,260)
        Net unrealized appreciation (depreciation)              120,236       (117,108)       (22,536)       (11,598)     (126,319)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations       271,967        (72,003)       (72,419)       (27,587)     (153,621)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    217,912         87,497         21,002         10,406        93,793
        Participant transfers                                 4,958,218      1,266,259      1,419,202        118,053     1,458,457
        Participant withdrawals                                (626,790)      (624,238)       (58,467)       (17,286)      (67,562)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  4,549,340        729,518      1,381,737        111,173     1,484,688
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                 4,821,307        657,515      1,309,318         83,586     1,331,067
NET ASSETS
        Beginning of period                                   2,642,589      2,359,440        566,381        141,438       539,012
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $  7,463,896   $  3,016,955   $  1,875,699   $    225,024  $  1,870,079
                                                           ============   ============   ============   ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)


                                                                                          TEMPLETON
                                                              MUTUAL       TEMPLETON      DEVELOPING     TEMPLETON     TEMPLETON
                                                              SHARES         ASSET         MARKETS         GROWTH    INTERNATIONAL
                                                            SECURITIES      STRATEGY      SECURITIES     SECURITIES    SECURITIES
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $      3,234   $     (4,086)  $    (17,642)  $  3,757,008  $    198,794
        Net realized gain (loss)                                138,069        457,841       (194,094)       627,570     2,610,930
        Net unrealized appreciation (depreciation)             (112,398)    (1,556,071)      (146,684)    (5,070,010)   (5,406,796)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations        28,905     (1,102,316)      (358,420)      (685,432)   (2,597,072)
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     38,813        179,406         69,910        206,022       176,751
        Participant transfers                                 3,619,547     (1,188,299)      (471,897)       (17,918)   (1,082,668)
        Participant withdrawals                                (135,806)      (995,309)      (176,316)    (4,583,738)     (962,948)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  3,522,554     (2,004,202)      (578,303)    (4,395,634)   (1,868,865)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                 3,551,459     (3,106,518)      (936,723)    (5,081,066)   (4,465,937)
NET ASSETS
        Beginning of period                                   1,590,876     10,150,998      3,669,855     28,010,025    16,144,849
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $  5,142,335   $  7,044,480   $  2,733,132   $ 22,928,959  $ 11,678,912
                                                           ============   ============   ============   ============  ============

                                                                             WANGER         WANGER
                                                            TECHNOLOGY      FOREIGN     INTERNATIONAL      WANGER     WANGER U.S.
                                                            PORTFOLIO        FORTY        SMALL CAP        TWENTY      SMALL CAP
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   ------------   ------------   ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $    (69,001)  $    (30,228)  $   (840,850)  $    (42,038) $ (1,550,636)
        Net realized gain (loss)                               (169,563)       143,310     18,274,934        (17,129)     (220,637)
        Net unrealized appreciation (depreciation)           (3,087,303)      (976,987)   (33,189,608)       259,969    12,589,794
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations    (3,325,867)      (863,905)   (15,755,524)       200,802    10,818,521
                                                           ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    216,822        118,557      1,153,249         52,933     1,959,553
        Participant transfers                                (1,047,140)      (181,935)    (4,233,281)       (16,408)   (5,445,692)
        Participant withdrawals                                (367,081)      (138,770)    (4,795,778)      (206,737)  (10,453,942)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                 (1,197,399)      (202,148)    (7,875,810)      (170,212)  (13,940,081)
                                                           ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                (4,523,266)    (1,066,053)   (23,631,334)        30,590    (3,121,560)
NET ASSETS
        Beginning of period                                   8,152,646      3,083,896     74,515,297      3,120,824   120,062,797
                                                           ------------   ------------   ------------   ------------  ------------
        End of period                                      $  3,629,380   $  2,017,843   $ 50,883,963   $  3,151,414  $116,941,237
                                                           ============   ============   ============   ============  ============



Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)  From inception April 12, 2001 to December 31, 2001
(2)  From inception April 18, 2001 to December 31, 2001
(3)  From inception October 31, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 13, 2001 to December 31, 2001
(7)  From inception November 14, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                   GOODWIN MULTI-       OAKHURST
                                                               GOODWIN MONEY    ENGEMANN CAPITAL    SECTOR FIXED       STRATEGIC
                                                                   MARKET            GROWTH            INCOME          ALLOCATION
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $   1,699,566     $  (4,896,605)    $   3,575,015     $     898,785
   Net realized gain (loss)                                               --        13,651,043          (249,710)        6,880,251
   Net unrealized appreciation (depreciation)                             --       (76,657,948)         (748,068)       (8,395,961)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations               1,699,566       (67,903,510)        2,577,237          (616,925)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            5,935,093        14,825,436         1,447,454         1,997,862
   Participant transfers                                         (28,819,170)       (6,308,186)       (5,936,339)       (3,538,229)
   Participant withdrawals                                        (8,921,490)      (29,925,824)       (6,610,667)       (6,797,935)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                              (31,805,567)      (21,408,574)      (11,099,552)       (8,338,302)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                         (30,106,001)      (89,312,084)       (8,522,315)       (8,955,227)
NET ASSETS
   Beginning of period                                            62,084,372       374,326,338        59,385,306        76,373,524
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  31,978,371     $ 285,014,254     $  50,862,991     $  67,418,297
                                                               =============     =============     =============     =============

                                                                                                   DUFF & PHELPS
                                                                  ABERDEEN          OAKHURST        REAL ESTATE     SENECA STRATEGIC
                                                               INTERNATIONAL        BALANCED         SECURITIES          THEME
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $    (295,775)    $     730,775     $     292,323     $  (1,141,004)
   Net realized gain (loss)                                        2,817,132         5,482,823          (257,596)        8,796,814
   Net unrealized appreciation (depreciation)                    (10,069,975)       (6,687,723)        2,587,040       (18,466,648)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations              (7,548,618)         (474,125)        2,621,767       (10,810,838)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            2,191,607         1,722,431           339,053         4,568,581
   Participant transfers                                            (968,090)       (2,817,521)         (418,460)        8,550,446
   Participant withdrawals                                        (2,689,450)       (6,004,735)       (1,005,115)       (5,066,553)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               (1,465,933)       (7,099,825)       (1,084,522)        8,052,474
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                          (9,014,551)       (7,573,950)        1,537,245        (2,758,364)
NET ASSETS
   Beginning of period                                            45,435,349        57,362,761        10,030,755        69,514,602
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  36,420,798     $  49,788,811     $  11,568,000     $  66,756,238
                                                               =============     =============     =============     =============

                                                                                 J.P. MORGAN
                                                                                   RESEARCH                          SENECA MID-CAP
                                                                ABERDEEN NEW    ENHANCED INDEX    ENGEMANN NIFTY         GROWTH
                                                              ASIA SUBACCOUNT     SUBACCOUNT     FIFTY SUBACCOUNT      SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $      75,349     $    (237,684)    $    (378,993)    $    (189,702)
   Net realized gain (loss)                                          (51,832)          739,697           (74,163)        1,474,806
   Net unrealized appreciation (depreciation)                     (1,041,692)       (5,692,799)       (5,060,000)         (868,290)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations              (1,018,175)       (5,190,786)       (5,513,156)          416,814
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              258,964         1,772,444         2,348,039         1,112,416
   Participant transfers                                             238,607        (5,350,499)        2,770,194         8,070,474
   Participant withdrawals                                          (198,173)       (3,447,258)       (1,759,441)       (1,055,423)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  299,398        (7,025,313)        3,358,792         8,127,467
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                            (718,777)      (12,216,099)       (2,154,364)        8,544,281
NET ASSETS
   Beginning of period                                             5,390,053        44,930,713        24,989,252         7,266,631
                                                               -------------     -------------     -------------     -------------
   End of period                                               $   4,671,276     $  32,714,614     $  22,834,888     $  15,810,912
                                                               =============     =============     =============     =============

                                                                                                      SANFORD
                                                              OAKHURST GROWTH                      BERNSTEIN MID-     WANGER U.S.
                                                                 AND INCOME     HOLLISTER VALUE      CAP VALUE         SMALL CAP
                                                                 SUBACCOUNT    EQUITY SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $    (410,654)    $     (54,189)    $     (13,805)    $  (1,538,848)
   Net realized gain (loss)                                          166,834           953,999           (20,029)       16,221,123
   Net unrealized appreciation (depreciation)                     (3,426,331)        1,230,111           425,401       (28,158,006)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations              (3,670,151)        2,129,921           391,567       (13,475,731)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            2,286,400           277,165            86,820         4,962,037
   Participant transfers                                            (174,244)        3,300,343           140,594        (4,253,986)
   Participant withdrawals                                        (3,154,684)         (735,467)         (135,575)       (7,503,735)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               (1,042,528)        2,842,041            91,839        (6,795,684)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                          (4,712,679)        4,971,962           483,406       (20,271,415)
NET ASSETS
   Beginning of period                                            47,279,034         5,901,230         2,599,166       140,334,212
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  42,566,355     $  10,873,192     $   3,082,572     $ 120,062,797
                                                               =============     =============     =============     =============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                  WANGER
                                                               INTERNATIONAL    TEMPLETON ASSET      TEMPLETON          TEMPLETON
                                                                 SMALL CAP         STRATEGY           GROWTH          INTERNATIONAL
                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $  (1,435,080)    $     101,610     $    (128,415)    $      86,595
   Net realized gain (loss)                                       10,780,205         1,998,293         2,752,539         2,074,252
   Net unrealized appreciation (depreciation)                    (40,723,696)       (2,250,408)       (1,031,667)       (2,888,112)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations             (31,378,571)         (150,505)        1,592,457          (727,265)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            3,991,323           192,017           402,127           491,877
   Participant transfers                                             891,208        (1,353,023)         (283,283)         (800,283)
   Participant withdrawals                                        (6,771,784)       (1,493,538)       (3,403,633)       (1,100,119)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               (1,889,253)       (2,654,544)       (3,284,789)       (1,408,525)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                         (33,267,824)       (2,805,049)       (1,692,332)       (2,135,790)
NET ASSETS
   Beginning of period                                           107,783,121        12,956,047        29,702,357        18,280,639
                                                               -------------     -------------     -------------     -------------
   End of period                                               $  74,515,297     $  10,150,998     $  28,010,025     $  16,144,849
                                                               =============     =============     =============     =============

                                                                 TEMPLETON
                                                                 DEVELOPING      MUTUAL SHARES                       WANGER FOREIGN
                                                                  MARKETS         INVESTMENTS      WANGER TWENTY         FORTY
                                                                 SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $     (23,433)    $      (7,234)    $     (34,700)    $     (39,042)
   Net realized gain (loss)                                         (102,289)           (7,610)          102,781           129,833
   Net unrealized appreciation (depreciation)                     (1,863,191)          130,771           137,965          (341,547)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations              (1,988,913)          115,927           206,046          (250,756)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              286,666            65,991           204,131           365,660
   Participant transfers                                            (382,704)         (407,613)          689,250         1,471,776
   Participant withdrawals                                          (421,773)          (78,673)         (234,138)         (208,129)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 (517,811)         (420,295)          659,243         1,629,307
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                          (2,506,724)         (304,368)          865,289         1,378,551
NET ASSETS
   Beginning of period                                             6,176,579         1,895,244         2,255,535         1,705,345
                                                               -------------     -------------     -------------     -------------
   End of period                                               $   3,669,855     $   1,590,876     $   3,120,824     $   3,083,896
                                                               =============     =============     =============     =============

                                                                                                                     FEDERATED HIGH
                                                                EAFE EQUITY       BANKERS TRUST    FEDERATED U.S.     INCOME BOND
                                                                   INDEX             DOW 30      GOV'T SECURITIES II    FUND II
                                                                SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $      (9,085)    $      (6,046)    $      59,303     $      49,737
   Net realized gain (loss)                                           11,619            33,766            32,240             7,951
   Net unrealized appreciation (depreciation)                       (126,484)           71,720           129,948          (137,886)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations                (123,950)           99,440           221,491           (80,198)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                               73,090           124,623            55,858             7,844
   Participant transfers                                             309,403         2,160,842           766,221         1,278,449
   Participant withdrawals                                           (37,536)          (10,341)         (153,812)          (31,464)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  344,957         2,275,124           668,267         1,254,829
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                             221,007         2,374,564           889,758         1,174,631
NET ASSETS
   Beginning of period                                               450,495               366         1,752,831         1,184,809
                                                               -------------     -------------     -------------     -------------
   End of period                                               $     671,502     $   2,374,930     $   2,642,589     $   2,359,440
                                                               =============     =============     =============     =============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                               FEDERATED U.S.    JANUS EQUITY                        JANUS FLEXIBLE
                                                                 GOV'T BOND         INCOME          JANUS GROWTH         INCOME
                                                                 SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
FROM OPERATIONS
   Net investment income (loss)                                $      49,659     $      (9,849)    $    (163,667)    $      59,130
   Net realized gain (loss)                                           13,290              (579)          (19,255)             (184)
   Net unrealized appreciation (depreciation)                        112,059          (196,385)       (2,777,407)            6,102
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations                 175,008          (206,813)       (2,960,329)           65,048
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              380,721           474,474         2,180,207           332,388
   Participant transfers                                           1,124,472         2,155,019        17,413,168         1,443,379
   Participant withdrawals                                           (22,316)          (53,410)         (792,504)         (202,094)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                1,482,877         2,576,083        18,800,871         1,573,673
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                           1,657,885         2,369,270        15,840,542         1,638,721
NET ASSETS
   Beginning of period                                                73,629           136,735           587,334           196,604
                                                               -------------     -------------     -------------     -------------
   End of period                                               $   1,731,514     $   2,506,005     $  16,427,876     $   1,835,325
                                                               =============     =============     =============     =============

                                                              MORGAN STANLEY      TECHNOLOGY       FIDELITY VIP       FIDELITY VIP
                                                               FOCUS EQUITY       PORTFOLIO         CONTRAFUND           GROWTH
                                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT(1)      SUBACCOUNT(2)
FROM OPERATIONS
   Net investment income (loss)                                $      (7,474)    $    (132,539)    $      (2,862)    $      (2,593)
   Net realized gain (loss)                                            1,343          (298,386)             (344)           (4,240)
   Net unrealized appreciation (depreciation)                       (102,070)       (4,982,703)          (30,493)          (33,110)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations                (108,201)       (5,413,628)          (33,699)          (39,943)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                               41,510         1,322,921            38,160           107,426
   Participant transfers                                             610,080        12,205,220           563,054           529,049
   Participant withdrawals                                           (34,866)         (624,888)           (1,134)          (57,520)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  616,724        12,903,253           600,080           578,955
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                             508,523         7,489,625           566,381           539,012
NET ASSETS
   Beginning of period                                                58,880           663,021                --                --
                                                               -------------     -------------     -------------     -------------
   End of period                                               $     567,403     $   8,152,646     $     566,381     $     539,012
                                                               =============     =============     =============     =============

                                                               FIDELITY VIP                       ENGEMANN SMALL     BANKERS TRUST
                                                                  GROWTH        ALGER AMERICAN       & MID CAP         NASDAQ 100
                                                               OPPORTUNITIES   LEVERAGED ALL CAP      GROWTH            INDEX(R)
                                                               SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(3)     SUBACCOUNT(3)
FROM OPERATIONS
   Net investment income (loss)                                $        (713)    $      (4,527)    $      (2,862)    $      (1,411)
   Net realized gain (loss)                                              (38)             (842)           (1,367)          (16,607)
   Net unrealized appreciation (depreciation)                        (18,592)         (216,782)         (173,381)         (106,338)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) resulting from operations                 (19,343)         (222,151)         (177,610)         (124,356)
                                                               -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                4,717            75,003            26,757            51,580
   Participant transfers                                             156,309         1,146,108         1,014,431           354,587
   Participant withdrawals                                              (245)           (9,715)           (3,164)               --
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  160,781         1,211,396         1,038,024           406,167
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets                             141,438           989,245           860,414           281,811
NET ASSETS
   Beginning of period                                                    --                --                --                --
                                                               -------------     -------------     -------------     -------------
   End of period                                               $     141,438     $     989,245     $     860,414     $     281,811
                                                               =============     =============     =============     =============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                 SANFORD
                                                              BERNSTEIN SMALL  SANFORD BERNSTEIN
                                                                 CAP VALUE       GLOBAL VALUE
                                                               SUBACCOUNT(4)     SUBACCOUNT(5)
FROM OPERATIONS
   Net investment income (loss)                                $         244     $          31
   Net realized gain (loss)                                               --                --
   Net unrealized appreciation (depreciation)                          5,306             1,209
                                                               -------------     -------------
   Net increase (decrease) resulting from operations                   5,550             1,240
                                                               -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                  891               891
   Participant transfers                                             105,493            37,452
   Participant withdrawals                                                --                --
                                                               -------------     -------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  106,384            38,343
                                                               -------------     -------------
   Net increase (decrease) in net assets                             111,934            39,583
NET ASSETS
   Beginning of period                                                    --                --
                                                               -------------     -------------
   End of period                                               $     111,934     $      39,583
                                                               =============     =============

(1)  From inception June 6, 2000 to December 31, 2000
(2)  From inception June 15, 2000 to December 31, 2000
(3)  From inception August 22, 2000 to December 31, 2000
(4)  From inception December 15, 2000 to December 31, 2000
(5)  From inception December 14, 2000 to December 31, 2000


                       See Notes to Financial Statements

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     PHL Variable Accumulation Account (The Big Edge Choice(R)) (the "Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix") (See Note 9). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of PHL Variable.

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen International Series    High total return consistent with
                                         reasonable risk.
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen New Asia Series         Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-AIM Mid-Cap Equity Series        Long-term growth of capital.
---------------------------------------  ---------------------------------------
Phoenix-Alliance/Bernstein Growth +      Long-term capital growth.
Value Series
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Dow 30 Series           Track the total return of the Dow Jones
(formerly, Phoenix-Bankers Trust Dow 30  Industrial Average(SM) before fund
Series)                                  expenses.
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)     Track the total return of the
Series (formerly, Phoenix-Bankers Trust  Nasdaq-100 Index(R) before fund
Nasdaq-100(R) Series)                    expenses.
---------------------------------------  ---------------------------------------
Phoenix-Duff & Phelps Real Estate        Capital appreciation and income with
Securities Series                        approximately equal emphasis.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Capital Growth Series   Intermediate and long-term growth of
(see Note 10)                            capital, with income as a secondary
                                         consideration.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Nifty Fifty Series      Long-term capital appreciation.
(see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth  Long-term growth of capital.
Series
---------------------------------------  ---------------------------------------
Phoenix-Federated U.S. Government Bond   High total return.
Series (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Money Market Series      High level of current income consistent
                                         with capital preservation and
                                         liquidity.
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Multi-Sector Fixed       Long-term total return.
Income Series
---------------------------------------  ---------------------------------------
Phoenix-Hollister Value Equity Series    Long-term capital appreciation and a
                                         secondary investment objective of
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-J.P. Morgan Research Enhanced    High total return.
Index Series
---------------------------------------  ---------------------------------------
Phoenix-Janus Core Equity Series         Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income
Series) (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Janus Flexible Income Series     Maximum total return consistent with
                                         the preservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Janus Growth Series (see Note    Long-term capital growth in a manner
10)                                      consistent with the preservation of
                                         capital.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Growth Stock       Long-term growth of capital and future
Series                                   income rather than current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Trust Series       Long-term growth of capital and
                                         secondarily to provide reasonable
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Value Series                 Capital appreciation and reasonable
                                         income.
---------------------------------------  ---------------------------------------
Phoenix-Morgan Stanley Focus Equity      Capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Balanced Series (see    Reasonable income, long-term capital
Note 10)                                 growth and conservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Growth and Income       Dividend growth, current income and
Series                                   capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Strategic Allocation    High total return over an extended
Series (see Note 10)                     period of time consistent with prudent
                                         investment risk.
---------------------------------------  ---------------------------------------

                             THE BIG EDGE CHOICE(R)
                       PHL VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Global Value   Long-term capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value  Long-term capital appreciation with
Series                                   current income as the secondary
                                         investment objective.
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Small-Cap      Long-term capital appreciation. Current
Value Series                             income is a secondary investment
                                         objective.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Mid-Cap Growth Series     Capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Strategic Theme Series    Long-term appreciation of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Capital Appreciation Fund       Growth of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Value Fund                      Long-term growth of capital.
---------------------------------------  ---------------------------------------
Alger American Leveraged AllCap          Long-term capital appreciation.
Portfolio
---------------------------------------  ---------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund   Replicate, before expenses, the
                                         performance of the Morgan Stanley
                                         Capital International EAFE(R) Index.
---------------------------------------  ---------------------------------------
Deutsche VIT Equity 500 Index Fund       Replicate, before expenses, the
                                         performance of the Standard & Poor's
                                         500 Composite Stock Price Index.
---------------------------------------  ---------------------------------------
Federated Fund for U.S. Government       Current income.
Securities II (see Note 10)
---------------------------------------  ---------------------------------------
Federated High Income Bond Fund II       High current income.
---------------------------------------  ---------------------------------------
VIP Contrafund(R) Portfolio               Long-term capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Opportunities Portfolio       Capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Portfolio                     Capital growth.
---------------------------------------  ---------------------------------------
Mutual Shares Securities Fund            Capital appreciation with income as a
                                         secondary objective.
---------------------------------------  ---------------------------------------
Templeton Asset Strategy Fund            High level of total return.
---------------------------------------  ---------------------------------------
Templeton Developing Markets Securities  Long-term capital appreciation.
Fund
---------------------------------------  ---------------------------------------
Templeton Growth Securities Fund         Long-term capital growth.
---------------------------------------  ---------------------------------------
Templeton International Securities Fund  Long-term capital growth.
---------------------------------------  ---------------------------------------
Technology Portfolio                     Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Wanger Foreign Forty                     Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger International Small Cap           Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger Twenty                            Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger U.S. Small Cap                    Long-term capital growth.
---------------------------------------  ---------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                        PURCHASES       SALES
----------                                                        ---------       -----
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                       $ 1,581,300   $ 5,246,440
     Phoenix-Aberdeen New Asia Series                              4,294,335     3,773,465
     Phoenix-AIM Mid-Cap Equity Series(7)                            169,507            --
     Phoenix-Alliance/Bernstein Growth + Value Series(5)              82,273            --
     Phoenix-Deutsche Dow 30 Series                                1,019,638       237,337
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                   1,250,485       726,207
     Phoenix-Duff & Phelps Real Estate Securities Series           1,700,033     1,330,388
     Phoenix-Engemann Capital Growth Series                        6,542,138    39,329,311
     Phoenix-Engemann Nifty Fifty Series                             638,305     3,391,467
     Phoenix-Engemann Small & Mid-Cap Growth Series                1,387,507       364,770
     Phoenix-Federated U.S. Government Bond Series                 1,148,837       495,068
     Phoenix-Goodwin Money Market Series                          41,760,275    41,470,866
     Phoenix-Goodwin Multi-Sector Fixed Income Series              7,846,060    10,622,305
     Phoenix-Hollister Value Equity Series                         5,876,842     1,731,264
     Phoenix-J.P. Morgan Research Enhanced Index Series            3,535,196     8,202,763
     Phoenix-Janus Core Equity Series                              1,005,558       438,003
     Phoenix-Janus Flexible Income Series                          3,450,374       708,802
     Phoenix-Janus Growth Series                                   3,613,662     6,569,763
     Phoenix-MFS Investors Growth Stock Series(3)                    190,256            76
     Phoenix-MFS Investors Trust Series(6)                           128,892            19
     Phoenix-MFS Value Series(4)                                     254,474           103
     Phoenix-Morgan Stanley Focus Equity Series                       51,423        97,236
     Phoenix-Oakhurst Balanced Series                              5,340,178     6,887,929
     Phoenix-Oakhurst Growth and Income Series                     5,413,566     7,131,829
     Phoenix-Oakhurst Strategic Allocation Series                  4,378,588     8,614,859
     Phoenix-Sanford Bernstein Global Value Series                   538,808        82,362
     Phoenix-Sanford Bernstein Mid-Cap Value Series                5,030,185     1,080,632
     Phoenix-Sanford Bernstein Small-Cap Value Series              2,614,102       357,032
     Phoenix-Seneca Mid-Cap Growth Series                          2,720,166     2,954,625
     Phoenix-Seneca Strategic Theme Series                         2,813,918     9,835,016

AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund(2)                           330,397        12,357
     AIM V.I. Value Fund(1)                                          879,879        52,385

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                       803,986       288,743

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund                          324,353       131,203
     Deutsche VIT Equity 500 Index Fund(5)                           156,535            80

Federated Insurance Series
     Federated Fund for U.S. Government Securities II             13,905,438     9,204,002
     Federated High Income Bond Fund II                           10,044,452     8,971,648

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                   1,584,968       194,506
     VIP Growth Opportunities Portfolio                              142,668        33,507
     VIP Growth Portfolio                                          1,620,587       107,132

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Mutual Shares Securities Fund                                 4,337,025       646,319
     Templeton Asset Strategy Fund                                 1,182,030     2,363,431
     Templeton Developing Markets Securities Fund                  1,804,171     2,401,121
     Templeton Growth Securities Fund                              5,677,880     5,864,287
     Templeton International Securities Fund                       5,448,862     4,170,083

The Universal Institutional Funds, Inc.
     Technology Portfolio                                          3,485,048     4,757,392

Wanger Advisors Trust
     Wanger Foreign Forty                                          4,821,243     4,843,760
     Wanger International Small Cap                               29,900,650    18,277,975
     Wanger Twenty                                                   420,186       632,330
     Wanger U.S. Small Cap                                         2,180,691    17,672,834

(1)  From inception April 12, 2001 to December 31, 2001
(2)  From inception April 18, 2001 to December 31, 2001
(3)  From inception October 31, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 13, 2001 to December 31, 2001
(7)  From inception November 14, 2001 to December 31, 2001

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                         PERIOD ENDED
                                                          12/31/2001
                                                        -------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                      17,849,151
Unit Value, end of period                                   $1.309902
Net assets, end of period (thousands)                         $23,381
Expenses as a % of average net assets                           1.375%
Net investment income as a % of average net assets              (1.38%)
Total return                                                   (25.10%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                       6,743,762
Unit Value, end of period                                   $0.770724
Net assets, end of period (thousands)                          $5,198
Expenses as a % of average net assets                           1.375%
Net investment income as a % of average net assets               0.78%
Total return                                                    (0.37%)

PHOENIX-AIM MID CAP EQUITY SERIES(7)
Units                                                          81,863
Unit Value, end of period                                   $2.125994
Net assets, end of period (thousands)                            $174
Expenses as a % of average net assets                           1.375%(8)
Net investment income as a % of average net assets              (1.40%)(8)
Total return                                                     4.87%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(5)
Units                                                          38,930
Unit Value, end of period                                   $2.135519
Net assets, end of period (thousands)                             $83
Expenses as a % of average net assets                           1.375%(8)
Net investment income as a % of average net assets                .21%(8)
Total return                                                     3.74%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                       1,704,048
Unit Value, end of period                                   $1.744908
Net assets, end of period (thousands)                          $2,973
Expenses as a % of average net assets                           1.375%
Net investment income as a % of average net assets              (0.16%)
Total return                                                    (7.28%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                         800,784
Unit Value, end of period                                   $0.830005
Net assets, end of period (thousands)                            $665
Expenses as a % of average net assets                           1.375%
Net investment income as a % of average net assets              (1.38%)
Total return                                                   (33.99%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                       6,756,984
Unit Value, end of period                                   $1.809187
Net assets, end of period (thousands)                         $12,225
Expenses as a % of average net assets                           1.375%
Net investment income as a % of average net assets               2.66%
Total return                                                     5.15%

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     --------------
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                   124,275,082
Unit Value, end of period                                 $1.231542
Net assets, end of period (thousands)                      $153,051
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets            (1.31%)
Total return                                                 (35.49%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                    14,499,867
Unit Value, end of period                                $0.838561
Net assets, end of period (thousands)                       $12,159
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets            (1.38%)
Total return                                                 (36.21%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                     1,379,859
Unit Value, end of period                                 $1.167932
Net assets, end of period (thousands)                        $1,612
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets            (1.33%)
Total return                                                 (27.75%)

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES
Units                                                       951,629
Unit Value, end of period                                 $2.430888
Net assets, end of period (thousands)                        $2,313
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets             3.53%
Total return                                                   3.56%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                    25,764,982
Unit Value, end of period                                 $1.252375
Net assets, end of period (thousands)                       $32,267
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets             2.35%
Total return                                                   2.39%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                    34,099,382
Unit Value, end of period                                 $1.381122
Net assets, end of period (thousands)                       $47,095
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets             6.48%
Total return                                                   4.63%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                     8,795,266
Unit Value, end of period                                 $1.416944
Net assets, end of period (thousands)                       $12,462
Expenses as a % of average net assets                         1.375%
Net investment income as a % of average net assets            (0.61%)
Total return                                                 (19.10%)

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     -------------
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                   19,915,633
Unit Value, end of period                                $1.202528
Net assets, end of period (thousands)                      $23,949
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (0.70%)
Total return                                                (13.12%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                    1,620,647
Unit Value, end of period                                $1.681579
Net assets, end of period (thousands)                       $2,725
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (0.69%)
Total return                                                (12.86%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                    2,043,699
Unit Value, end of period                                $2.221649
Net assets, end of period (thousands)                       $4,540
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            4.07%
Total return                                                  5.76%

PHOENIX-JANUS GROWTH SERIES
Units                                                    7,135,308
Unit Value, end of period                                $1.371776
Net assets, end of period (thousands)                       $9,788
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.38%)
Total return                                                (24.90%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(3)
Units                                                       90,336
Unit Value, end of period                                $2.132769
Net assets, end of period (thousands)                         $193
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets           (1.40%)(8)
Total return                                                  9.71%

PHOENIX-MFS INVESTORS TRUST SERIES(6)
Units                                                       62,718
Unit Value, end of period                                $2.079999
Net assets, end of period (thousands)                         $130
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets           (1.41%)(8)
Total return                                                  1.81%

PHOENIX-MFS VALUE SERIES(4)
Units                                                      123,103
Unit Value, end of period                                $2.109517
Net assets, end of period (thousands)                         $260
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets            0.31%(8)
Total return                                                  5.60%

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     -------------
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                      298,996
Unit Value, end of period                                $1.455000
Net assets, end of period (thousands)                     $435,117
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.38%)
Total return                                                (16.26%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                   27,371,078
Unit Value, end of period                                $1.722873
Net assets, end of period (thousands)                      $47,157
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            1.26%
Total return                                                  1.18%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                   32,347,426
Unit Value, end of period                                $1.147033
Net assets, end of period (thousands)                      $37,104
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (0.90%)
Total return                                                 (9.44%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                   35,399,171
Unit Value, end of period                                $1.740030
Net assets, end of period (thousands)                      $61,596
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            1.11%
Total return                                                  0.46%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                      248,737
Unit Value, end of period                                $1.894187
Net assets, end of period (thousands)                         $471
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            0.16%
Total return                                                 (8.13%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                    7,464,881
Unit Value, end of period                                $1.084521
Net assets, end of period (thousands)                       $8,096
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            0.19%
Total return                                                 21.29%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                    1,017,110
Unit Value, end of period                                $2.453410
Net assets, end of period (thousands)                       $2,495
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (0.15%)
Total return                                                 14.17%

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     -------------
PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                    7,990,409
Unit Value, end of period                                $1.434956
Net assets, end of period (thousands)                      $11,466
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.37%)
Total return                                                (26.32%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                   23,867,338
Unit Value, end of period                                $1.701398
Net assets, end of period (thousands)                      $40,608
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.37%)
Total return                                                (28.37%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(2)
Units                                                      162,349
Unit Value, end of period                                $1.862498
Net assets, end of period (thousands)                         $302
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets           (1.39%)(8)
Total return                                                 (6.88%)

AIM V.I. VALUE FUND(1)
Units                                                      418,545
Unit Value, end of period                                $1.943403
Net assets, end of period (thousands)                         $813
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets            (.90%)(8)
Total return                                                 (2.83%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                    1,015,298
Unit Value, end of period                                $1.264042
Net assets, end of period (thousands)                       $1,283
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.39%)
Total return                                                (17.10%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                      470,316
Unit Value, end of period                                $1.481695
Net assets, end of period (thousands)                         $697
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.38%)
Total return                                                (25.73%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(5)
Units                                                       74,221
Unit Value, end of period                                $2.107836
Net assets, end of period (thousands)                         $156
Expenses as a % of average net assets                        1.375%(8)
Net investment income as a % of average net assets           (1.38%)(8)
Total return                                                  1.57%

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                  12/31/2001
                                                                 ------------
FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                               3,251,769
Unit Value, end of period                                           $2.295252
Net assets, end of period (thousands)                                  $7,464
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                       2.52%
Total return                                                             5.56%

FEDERATED HIGH INCOME BOND FUND II
Units                                                               1,707,688
Unit Value, end of period                                           $1.766690
Net assets, end of period (thousands)                                  $3,017
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                      10.62%
Total return                                                            (0.02%)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                               1,163,893
Unit Value, end of period                                           $1.611574
Net assets, end of period (thousands)                                  $1,876
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                      (0.97%)
Total return                                                           (13.57%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                                 156,731
Unit Value, end of period                                           $1.435729
Net assets, end of period (thousands)                                    $225
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                      (1.19%)
Total return                                                           (15.63%)

VIP GROWTH PORTFOLIO
Units                                                               1,344,951
Unit Value, end of period                                           $1.390444
Net assets, end of period (thousands)                                  $1,870
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                      (1.38%)
Total return                                                           (18.86%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                               4,017,976
Unit Value, end of period                                           $1.279832
Net assets, end of period (thousands)                                  $5,142
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                       0.10%
Total return                                                             5.57%

TEMPLETON ASSET STRATEGY FUND
Units                                                               5,966,031
Unit Value, end of period                                           $1.180765
Net assets, end of period (thousands)                                  $7,044
Expenses as a % of average net assets                                   1.375%
Net investment income as a % of average net assets                      (0.05%)
Total return                                                           (11.19%)

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     -------------
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                    5,765,772
Unit Value, end of period                                $0.474027
Net assets, end of period (thousands)                       $2,733
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (0.53%)
Total return                                                 (9.36%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                   16,863,459
Unit Value, end of period                                $1.359683
Net assets, end of period (thousands)                      $22,929
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           15.08%
Total return                                                 (2.67%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                   10,362,878
Unit Value, end of period                                $1.126995
Net assets, end of period (thousands)                      $11,679
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets            1.56%
Total return                                                (17.16%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                    4,698,621
Unit Value, end of period                                $0.779988
Net assets, end of period (thousands)                       $3,629
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.36%)
Total return                                                (50.05%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                    1,532,716
Unit Value, end of period                                $1.316514
Net assets, end of period (thousands)                       $2,018
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.21%)
Total return                                                (27.63%)

WANGER INTERNATIONAL SMALL CAP
Units                                                   26,076,514
Unit Value, end of period                                $1.951333
Net assets, end of period (thousands)                      $50,884
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.38%)
Total return                                                (22.36%)

WANGER TWENTY
Units                                                    1,988,945
Unit Value, end of period                                $1.584465
Net assets, end of period (thousands)                       $3,151
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.37%)
Total return                                                  7.59%

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      PERIOD ENDED
                                                       12/31/2001
                                                     -------------
WANGER U.S. SMALL CAP
Units                                                   50,554,536
Unit Value, end of period                                $2.313170
Net assets, end of period (thousands)                     $116,941
Expenses as a % of average net assets                        1.375%
Net investment income as a % of average net assets           (1.32%)
Total return                                                  9.85%



(1)  From inception April 12, 2001 to December 31, 2001
(2)  From inception April 18, 2001 to December 31, 2001
(3)  From inception October 31, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 13, 2001 to December 31, 2001
(7)  From inception November 14, 2001 to December 31, 2001
(8)  Annualized

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                                 SUBACCOUNT
                                        -------------------------------------------------------------------------------------------
                                                                                  PHOENIX-
                                                                                 ALLIANCE/                  PHOENIX-   PHOENIX-DUFF
                                         PHOENIX-     PHOENIX-    PHOENIX-AIM    BERNSTEIN     PHOENIX-     DEUTSCHE      & PHELPS
                                         ABERDEEN     ABERDEEN      MID-CAP        GROWTH      DEUTSCHE    NASDAQ-100   REAL ESTATE
                                      INTERNATIONAL   NEW ASIA       EQUITY       + VALUE       DOW 30      INDEX(R)     SECURITIES
                                          SERIES       SERIES      SERIES (7)    SERIES (5)     SERIES       SERIES        SERIES
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period  20,829,103     6,038,640            --           --    1,262,098      224,141     6,723,885
Participant deposits                       310,136       163,678            --           --       22,583      114,130       112,514
Participant transfers                   (1,882,246)      843,788        81,863       38,930      441,377      497,346       407,320
Participant withdrawals                 (1,407,842)     (302,344)           --           --      (22,010)     (34,833)     (486,735)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period        17,849,151     6,743,762        81,863       38,930    1,704,048      800,784     6,756,984
                                        ===========================================================================================

                                                                     PHOENIX-
                                         PHOENIX-                    ENGEMANN     PHOENIX-                  PHOENIX-
                                         ENGEMANN      PHOENIX-      SMALL &     FEDERATED     PHOENIX-     GOODWIN      PHOENIX-
                                         CAPITAL       ENGEMANN      MID-CAP        U.S.       GOODWIN    MULTI-SECTOR  HOLLISTER
                                          GROWTH     NIFTY FIFTY      GROWTH     GOVERNMENT  MONEY MARKET FIXED INCOME VALUE EQUITY
                                          SERIES        SERIES        SERIES    BOND SERIES     SERIES       SERIES       SERIES
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period 149,303,349    17,371,227       532,342      737,744   26,145,978   38,533,976     6,208,796
Participant deposits                     3,568,145       333,185        37,705       10,625           --      326,539       271,517
Participant transfers                  (16,078,707)   (1,865,347)      882,131      273,401    6,934,180   (1,052,614)    2,968,258
Participant withdrawals                (12,517,705)   (1,339,198)      (72,319)     (70,141)  (7,315,176)  (3,708,519)     (653,305)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period       124,275,082    14,499,867     1,379,859      951,629   25,764,982   34,099,382     8,795,266
                                        ===========================================================================================

                                       PHOENIX-J.P.                 PHOENIX-
                                          MORGAN       PHOENIX-      JANUS                   PHOENIX-MFS  PHOENIX-MFS
                                         RESEARCH     JANUS CORE    FLEXIBLE      PHOENIX-    INVESTORS    INVESTORS    PHOENIX-MFS
                                         ENHANCED       EQUITY       INCOME     JANUS GROWTH GROWTH STOCK    TRUST         VALUE
                                       INDEX SERIES     SERIES       SERIES        SERIES     SERIES (3)   SERIES (6)    SERIES (4)
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period  23,632,772     1,298,765       873,767    8,994,134           --           --            --
Participant deposits                       402,143        47,697        17,938      264,689           --           --            15
Participant transfers                   (1,636,007)      391,135     1,364,307   (1,056,257)      90,370       62,718       123,432
Participant withdrawals                 (2,483,275)     (116,950)     (212,313)  (1,067,258)         (34)          --          (344)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period        19,915,633     1,620,647     2,043,699    7,135,308       90,336       62,718       123,103
                                        ===========================================================================================

                                         PHOENIX-                    PHOENIX-     PHOENIX-     PHOENIX-     PHOENIX-     PHOENIX-
                                          MORGAN      PHOENIX-       OAKHURST     OAKHURST     SANFORD      SANFORD      SANFORD
                                         STANLEY      OAKHURST      GROWTH AND   STRATEGIC    BERNSTEIN    BERNSTEIN    BERNSTEIN
                                       FOCUS EQUITY   BALANCED        INCOME     ALLOCATION  GLOBAL VALUE   MID-CAP     SMALL-CAP
                                          SERIES       SERIES         SERIES       SERIES       SERIES    VALUE SERIES VALUE SERIES
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period     326,529    29,242,534    33,611,150   38,927,987       19,200    3,447,868        52,091
Participant deposits                         5,510       450,848       582,831      615,007       19,289      159,803        50,743
Participant transfers                      (24,301)      102,611       260,416     (771,339)     212,465    4,241,708       924,962
Participant withdrawals                     (8,742)   (2,424,915)   (2,106,971)  (3,372,484)      (2,217)    (384,498)      (10,686)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period           298,996    27,371,078    32,347,426   35,399,171      248,737    7,464,881     1,017,110
                                        ===========================================================================================

                                         PHOENIX-                                               ALGER
                                          SENECA       PHOENIX-     AIM V.I.                   AMERICAN   DEUTSCHE VIT  DEUTSCHE VIT
                                         MID-CAP        SENECA      CAPITAL       AIM V.I.    LEVERAGED     EAFE(R)     EQUITY 500
                                          GROWTH      STRATEGIC   APPRECIATION     VALUE        ALLCAP    EQUITY INDEX    INDEX
                                          SERIES     THEME SERIES   FUND (2)      FUND (1)    PORTFOLIO       FUND       FUND (5)
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period   8,118,740    28,107,706            --           --      648,862      336,606            --
Participant deposits                       216,433       501,184         8,395       49,128       33,366       10,109            --
Participant transfers                      363,601    (2,538,185)      159,458      373,797      473,036      195,472        74,221
Participant withdrawals                   (708,365)   (2,203,367)       (5,504)      (4,380)    (139,966)     (71,871)           --
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period         7,990,409    23,867,338       162,349      418,545    1,015,298      470,316        74,221
                                        ===========================================================================================

                                        FEDERATED
                                         FUND FOR                                                            MUTUAL      TEMPLETON
                                           U.S.       FEDERATED        VIP        VIP GROWTH                 SHARES        ASSET
                                        GOVERNMENT   HIGH INCOME  CONTRAFUND(R) OPPORTUNITIES VIP GROWTH   SECURITIES     STRATEGY
                                      SECURITIES II  BOND FUND II   PORTFOLIO     PORTFOLIO   PORTFOLIO       FUND          FUND
                                      ------------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period   1,215,407     1,335,351       303,761       83,126      314,549    1,312,390     7,635,584
Participant deposits                        97,242        47,511        12,980        6,774       67,460       30,580       144,121
Participant transfers                    2,210,673       695,670       883,823       78,926    1,007,426    2,778,738    (1,011,283)
Participant withdrawals                   (271,553)     (370,844)      (36,671)     (12,095)     (44,484)    (103,732)     (802,391)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period         3,251,769     1,707,688     1,163,893      156,731    1,344,951    4,017,976     5,966,031
                                        ===========================================================================================

                                        TEMPLETON
                                        DEVELOPING   TEMPLETON      TEMPLETON
                                         MARKETS       GROWTH     INTERNATIONAL                 WANGER       WANGER
                                        SECURITIES   SECURITIES     SECURITIES   TECHNOLOGY    FOREIGN   INTERNATIONAL    WANGER
                                           FUND         FUND           FUND      PORTFOLIO      FORTY      SMALL CAP      TWENTY
                                        ----------   -----------   -----------   ----------   ----------   ----------   -----------
Units outstanding, beginning of period   7,018,135    20,051,515    11,868,485    5,271,798    1,695,261   29,691,709     2,119,245
Participant deposits                       139,433       151,357       145,841      227,131       77,689      531,266        37,510
Participant transfers                   (1,029,114)      (48,910)     (872,476)    (399,927)    (138,024)  (1,949,200)      (24,466)
Participant withdrawals                   (362,682)   (3,290,503)     (778,972)    (400,381)    (102,210)  (2,197,261)     (143,344)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period         5,765,772    16,863,459    10,362,878    4,698,621    1,532,716   26,076,514     1,988,945
                                        ===========================================================================================


(1)  From inception April 12, 2001 to December 31, 2001
(2)  From inception April 18, 2001 to December 31, 2001
(3)  From inception October 31, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 13, 2001 to December 31, 2001
(7)  From inception November 14, 2001 to December 31, 2001

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges the subaccounts the daily equivalent of .40%, .85% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such fees aggregated $486,725 and $448,414 for the periods ended December 31, 2001 and 2000 respectively.

     PEPCO is the principal underwriter and distributor for the Account. PHL Variable reimburses PEPCO for expenses incurred as underwriter.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $1,444,214 and $1,789,328 for the periods ended December 31, 2001 and 2000 respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 10--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

     Merging Series                       Surviving Series
     --------------                       ----------------
     Phoenix-Engemann Nifty Fifty Series  Phoenix-Engemann Capital Growth Series
     Phoenix-Janus Core Equity Series     Phoenix-Janus Growth Series
     Phoenix-Oakhurst Balanced Series     Phoenix-Oakhurst Strategic Allocation
                                               Series

     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 11--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


PRICEWATERHOUSECOOPERS PCW [LOGO]



To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Big Edge Choice(R)):

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Big Edge Choice(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 22, 2002

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103



-----------------------------------

         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2001 AND 2000

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Report of Independent Accountants............................................F-3

Balance Sheets...............................................................F-4

Statements of Income, Comprehensive Income and Equity........................F-5

Statements of Cash Flows.....................................................F-6

Notes to Financial Statements.........................................F-7 - F-21

PRICEWATERHOUSECOOPERS [logo]

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860) 241 7000
                                                    Facsimile (860) 241 7590





                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of PHL Variable Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
February 5, 2002

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                       AS OF DECEMBER 31,
                                                                               ------------------------------------
                                                                                    2001                2000
                                                                               ----------------    ----------------
                                                                               (IN THOUSANDS, EXCEPT SHARE DATA)
ASSETS:
Investments:
     Held-to-maturity debt securities, at amortized cost                          $        -          $     13,697
     Available-for-sale debt securities, at fair value                                 786,266             144,217
     Policy loans, at unpaid principal                                                     896                 710
     Short-term investments, at amortized cost                                           3,114                 -
     Other invested assets                                                               2,397               1,618
                                                                               ----------------    ----------------
         Total investments                                                             792,673             160,242
Cash and cash equivalents                                                              171,444              80,779
Accrued investment income                                                                5,787               1,381
Deferred policy acquisition costs                                                      164,987              84,842
Deferred and uncollected premiums                                                        7,605               6,790
Other assets                                                                            22,491               1,942
Goodwill, net                                                                              247                 349
Separate account assets                                                              1,539,476           1,321,582
                                                                               ----------------    ----------------

         Total assets                                                             $  2,704,710        $  1,657,907
                                                                               ================    =================

LIABILITIES:
     Policyholder deposit funds                                                   $    865,970        $    195,393
     Policy liabilities and accruals                                                    47,131              24,062
     Deferred income taxes                                                              27,426               3,784
     Other liabilities                                                                  25,712              18,898
     Separate account liabilities                                                    1,534,345           1,321,582
                                                                               ----------------    ----------------

         Total liabilities                                                           2,500,584           1,563,719
                                                                               ----------------    ----------------
Commitments and contingencies (Note 13)

EQUITY:
     Common stock, $5,000 par value (1,000
         shares authorized, 500 shares issued and outstanding)                           2,500               2,500
     Additional paid-in capital                                                        184,864              79,864
     Retained earnings                                                                  14,803              11,553
     Accumulated other comprehensive income                                              1,959                 271
                                                                               ----------------    ----------------

         Total equity                                                                  204,126              94,188
                                                                               ----------------    ----------------

         Total liabilities and equity                                             $  2,704,710        $  1,657,907
                                                                               ================    ================


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------
                                                                        2001             2000             1999
                                                                   ---------------  ---------------  ---------------
                                                                                    (IN THOUSANDS)
REVENUES:
     Premiums                                                           $   5,129        $   6,168        $   9,838
     Insurance and investment product fees                                 32,379           30,098           20,618
     Net investment income                                                 30,976            9,197            3,871
     Net realized investment (losses) gains                                (1,196)             116               27
                                                                   ---------------  ---------------  ---------------
         Total revenues                                                    67,288           45,579           34,354
                                                                   ---------------  ---------------  ---------------

BENEFITS AND EXPENSES:
     Policy benefits and increase in policy liabilities                    39,717           17,056            9,248
     Amortization of deferred policy acquisition costs                      8,477           15,765            4,747
     Other operating expenses                                              15,305           14,006           11,130
                                                                   ---------------  ---------------  ---------------
         Total benefits and expenses                                       63,499           46,827           25,125
                                                                   ---------------  ---------------  ---------------

INCOME (LOSS) BEFORE INCOME TAXES                                           3,789           (1,248)           9,229

Income tax expense (benefit)                                                  539           (1,263)           3,230
                                                                   ---------------  ---------------  ---------------
NET INCOME                                                                  3,250               15            5,999
                                                                   ---------------  ---------------  ---------------

Other comprehensive income (loss), net of income taxes
    Unrealized gain on security transfer from
       held-to-maturity to available-for-sale                                 359              -                -
     Unrealized gains (losses) on securities                                2,155            1,002             (915)
     Unrealized losses on derivatives                                        (334)             -                -
    Reclassification adjustment for net realized
       gains included in net income                                          (492)             (18)              (5)
                                                                   ---------------  ---------------  ---------------
         Total other comprehensive income (loss)                            1,688              984             (920)
                                                                   ---------------  ---------------  ---------------

Comprehensive income                                                        4,938              999            5,079
Capital contributions                                                     105,000           15,000           29,000
                                                                   ---------------  ---------------  ---------------
Net increase in equity                                                    109,938           15,999           34,079
Equity, beginning of year                                                  94,188           78,189           44,110
                                                                   ---------------  ---------------  ---------------
Equity, end of year                                                     $ 204,126        $  94,188        $  78,189
                                                                   ===============  ===============  ================




        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                         FOR THE YEAR ENDED DECEMBER 31,

                                                              ------------------------------------------------------
                                                                   2001               2000                1999
                                                              ---------------    ----------------    ---------------
                                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                        $    3,250             $    15         $    5,999

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
     CASH USED FOR OPERATING ACTIVITIES:
Net realized investment losses (gains)                                 1,196                (116)               (27)
Amortization of goodwill                                                 102                 102                102
Deferred income taxes                                                 22,733               3,045              2,883
Increase in accrued investment income                                 (4,406)               (595)              (275)
Increase in deferred policy acquisition costs                        (81,588)            (23,845)           (23,807)
Change in other assets/liabilities                                      (540)             19,447              8,856
                                                              ---------------    ----------------    ---------------

Net cash used for operating activities                               (59,253)             (1,947)            (6,269)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales:
     Available-for-sale debt securities                               34,165               1,513              5,974
Proceeds from maturities:
     Available-for-sale debt securities                                7,400                 500              5,550
     Held-to-maturity debt securities                                    -                 1,200                -
Proceeds from repayments:
     Available-for-sale debt securities                               95,307              23,123                140
     Held-to-maturity debt securities                                  3,963               3,175                623
Purchase of available-for-sale debt securities                      (740,143)           (110,700)           (33,397)
Purchase of held-to-maturity debt securities                         (22,272)             (7,683)            (7,000)
Increase in policy loans                                                (186)               (188)              (273)
Change in short-term investments, net                                 (3,114)                -                  -
Change in other invested assets                                         (779)               (517)               -
Other, net                                                               -                   -                  (68)
                                                              ---------------    ----------------    ---------------

Net cash used for investing activities                              (625,659)            (89,577)           (28,451)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions from parent                                    105,000              15,000             29,000
Increase in policyholder deposit funds, net of
     interest credited                                               670,577             131,163             24,540
                                                              ---------------    ----------------    ---------------

Net cash provided by financing activities                            775,577             146,163             53,540
                                                              ---------------    ----------------    ---------------

Net change in cash and cash equivalents                               90,665              54,639             18,820
Cash and cash equivalents, beginning of year                          80,779              26,140              7,320
                                                              ---------------    ----------------    ---------------

Cash and cash equivalents, end of year                            $  171,444          $   80,779         $   26,140
                                                              ==============     ===============     ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes (received) paid, net                                 $   (5,357)         $   (2,660)        $    3,338



        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    DESCRIPTION OF BUSINESS

      PHL Variable Insurance Company ("PHL Variable") offers variable, fixed annuity and non-participating life insurance products in the United States of America. PHL Variable is a wholly-owned subsidiary of PM Holdings, Inc. ("PM Holdings"). PM Holdings is a wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC") (formerly, Phoenix Home Life Mutual Insurance Company).

      PLIC is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). On June 25, 2001 Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company and changed its name to PLIC.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

      VALUATION OF INVESTMENTS

      Investments in debt securities include bonds, mortgage-backed and asset-backed securities. PHL Variable classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

      In 2001, management decided, as part of Phoenix's conversion to a public company, that held-to-maturity securities should be reclassified to available-for-sale debt securities. See Note 3 - "Investments."

      For the mortgage-backed and asset-backed bond portion of the debt security portfolio, PHL Variable recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

      Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related contracts.

      Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

      Other invested assets consist of PHL Variable's interest in the separate accounts and derivatives. Separate account assets are valued at fair value. Derivatives are valued in accordance with Financial Accounting Standards No. 133. See "recent accounting pronouncements" within Note 2.

      Realized investment gains and losses, other than those related to separate accounts for which PHL Variable does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

      CASH AND CASH EQUIVALENTS

      Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

      DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

      For universal life insurance policies and investment type contracts, DAC is amortized in proportion to historical and estimates of expected gross profits. Gross profits arise primarily from investment, mortality and expense margins, and surrender charges based on historical and anticipated experience. These estimates of expected gross profits are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross profits to support the recoverability of the remaining DAC balances.

      GOODWILL

      Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over a period of 10 years, corresponding with the benefits expected to be derived from the acquisition. The propriety of the carrying value of goodwill is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting PHL Variable's business. See SFAS No. 142 under "recent accounting pronouncements" for change in accounting policy effective January 1, 2002.

      SEPARATE ACCOUNTS

      Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions. For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL Variable. The assets and liabilities are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

      For Market Value Adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      higher, lower or equal to the guaranteed interest rate. In these separate accounts, realized appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income. Unrealized investment gains and losses in these separate accounts are included as a component of equity, net of deferred income taxes.

      POLICY LIABILITIES AND ACCRUALS

      Future policy benefits are liabilities for life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Liabilities for universal life policies include deposits received from customers and investment earnings on their fund balances, which range from 5.5% to 6.5%, less administrative and mortality charges in 2001.

      Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

      POLICYHOLDER DEPOSIT FUNDS

      Policyholder deposit funds consist of annuity deposits received from customers and investment earnings on their fund balances, which range from 3.0% to 12.0%, less administrative charges in 2001.

      PREMIUM AND FEE REVENUE AND RELATED EXPENSES

      Term life insurance premiums are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

      REINSURANCE

      PHL Variable utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

      Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      INCOME TAXES

      For the tax year ended December 31, 2001, PHL Variable is included in the life/non-life consolidated federal income tax return filed by Phoenix. PHL Variable had filed separate company returns for the tax years ended December 31, 1996 through December 31, 2000 as required under Internal Revenue Code Section 1504(c). In accordance with an income tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if PHL Variable were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs and unrealized gains or losses on investments.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      EMPLOYEE BENEFIT PLANS

      Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

      Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. PHL Variable incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

      In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

      Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for PHL Variable's participation in the plans. The amount of such allocated benefits is not significant to the financial statements. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to PHL Variable have been allocated.

      RECENT ACCOUNTING PRONOUNCEMENTS

      Securitized Financial Instruments. Effective April 1, 2001, Phoenix adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. PHL Variable had no change in net income as a result of this accounting change.

      Derivative Financial Instruments. Effective January 1, 2001, Phoenix adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

      PHL Variable maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. PHL Variable's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. PHL Variable uses interest rate swap agreements as part of its interest rate risk-management strategy. To reduce

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      counterparty credit risks and diversify counterparty exposure, PHL Variable enters into derivative contracts only with a number of highly rated financial institutions.

      PHL Variable enters into interest rate swap agreements to reduce market risks from changes in interest rates. PHL Variable does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, PHL Variable exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

      PHL Variable also recognized an after-tax loss of $0.3 million for the year ended December 31, 2001 (reported as other comprehensive income in Statements of Income, Comprehensive Income and Equity), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, PHL Variable recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the year ended December 31, 2001, PHL Variable also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Statements of Income, Comprehensive Income and Equity), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

      In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

      Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective for July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. PHL Variable recognized $102 thousand in goodwill amortization during 2001.

      The provisions of the SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

      SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in the year of adoption, this step must be measured as of the beginning of the fiscal year. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      completed by the end of a company's fiscal year in the year of adoption. Intangible assets deemed to have an indefinite life will be tested for impairment using a one-step process which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. PHL Variable has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have an impairment charge in 2002.

3.    INVESTMENTS

      Information pertaining to PHL Variable's investments, net investment income and realized and unrealized investment gains and losses follows:

      DEBT SECURITIES

      The amortized cost and fair value of investments in debt securities as of December 31, 2001 were as follows:


                                                                       GROSS             GROSS
                                                    AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                      COST             GAINS            LOSSES            VALUE
                                                  --------------   ---------------   --------------   --------------
                                                                           (IN THOUSANDS)

      AVAILABLE-FOR-SALE:
      U.S. government and agency bonds               $    6,379        $      458       $      -        $     6,837
      State and political subdivision bonds              37,039               513             (498)          37,054
      Corporate securities                              181,355             2,669           (1,789)         182,235
      Mortgage-backed and
        asset-backed securities                         558,375             4,316           (2,551)         560,140
                                                  --------------   ---------------   --------------   --------------

      Total                                          $  783,148        $    7,956       $   (4,838)     $   786,266
                                                  ==============   ===============   ==============   ==============


      The amortized cost and fair value of investments in debt securities as of December 31, 2000 were as follows:

                                                                      GROSS             GROSS
                                                   AMORTIZED        UNREALIZED        UNREALIZED         FAIR
                                                      COST            GAINS             LOSSES           VALUE
                                                 ---------------  ---------------   ---------------  --------------
                                                                          (IN THOUSANDS)
      HELD-TO-MATURITY:

      State and political subdivision bonds          $    1,860        $     236        $     -         $     2,096
      Corporate securities                               11,837              621               (43)          12,415
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $   13,697        $     857        $      (43)     $    14,511
                                                  ==============   ===============   ==============   ==============

      AVAILABLE-FOR-SALE:

      U.S. government and agency bonds               $    6,468        $     366        $      (12)     $     6,822
      State and political subdivision bonds              10,339               22               (78)          10,283
      Corporate securities                               25,616              165              (880)          24,901
      Mortgage-backed and
        asset-backed securities                         100,974            1,267               (30)         102,211
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $  143,397        $   1,820        $   (1,000)     $   144,217
                                                  ==============   ===============   ==============   ==============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL Variable may have the right to put or sell the obligations back to the issuers.

                                                                              AVAILABLE-FOR-SALE
                                                                         AMORTIZED              FAIR
                                                                           COST                VALUE
                                                                      ----------------     ---------------
                                                                                (IN THOUSANDS)

      Due in one year or less                                             $    14,845          $   15,048
      Due after one year through five years                                   167,536             167,922
      Due after five years through ten years                                   33,843              34,832
      Due after ten years                                                       8,549               8,324
      Mortgage-backed and asset-backed securities                             558,375             560,140
                                                                      ----------------     ---------------

      Total                                                               $   783,148          $  786,266
                                                                      ================     ===============

      NET INVESTMENT INCOME

      The components of net investment income for the year ended December 31, were as follows:

                                                                    2001              2000               1999
                                                               ----------------  ----------------   ---------------
                                                                                 (IN THOUSANDS)

      Debt securities                                               $   28,410        $    7,254        $    3,362
      Policy loans                                                          15                12                 7
      Cash, cash equivalents and short-term investments                  2,871             2,049               561
                                                               ---------------   ---------------    --------------

        Sub-total                                                       31,296             9,315             3,930
      Less:  investment expenses                                           320               118                59
                                                               ---------------   ---------------    --------------

      Total net investment income                                   $   30,976        $    9,197        $    3,871
                                                               ===============   ===============    ==============

      INVESTMENT GAINS AND LOSSES

      Net unrealized gains (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:


                                                                    2001              2000               1999
                                                               ---------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

       Debt securities                                              $     2,297      $      2,652        $   (2,399)
       DAC                                                               (1,443)           (1,139)              983
       Deferred income tax expense (benefit)                                299               529              (496)
                                                               ---------------- -----------------   ---------------
         Net unrealized investment gains (losses)
           on securities available-for-sale                         $       555      $        984        $     (920)
                                                               ================ =================   ===============

      The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $32.0 million, which resulted in an unrealized gain of $0.4 million after-tax.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Net realized (losses) gains for the year ended December 31, were as follows:

                                                                     2001              2000               1999
                                                               ---------------- -----------------   --------------
                                                                                 (IN THOUSANDS)

     Debt securities                                                $       215        $       67         $      7
     Cash, cash equivalents and short-term investments                       (3)             -                -
     Other invested assets                                               (1,408)               49               20
                                                               ---------------- -----------------   --------------
     Net realized investment (losses) gains
       on securities available-for-sale                             $    (1,196)       $      116         $     27
                                                               ================ =================   ==============

      The proceeds from sales of available-for-sale debt securities for the years ended December 31, were as follows:

                                                                     2001              2000               1999
                                                                --------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

      Proceeds from disposals                                       $   34,165         $    1,513         $  5,974
      Gross realized gains on sales                                 $      215         $       21         $      7

4.    GOODWILL

      PHL Variable was acquired by way of a stock purchase agreement on May 31, 1994 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and the goodwill of $1.0 million was pushed down to PHL Variable from PM Holdings.

      Goodwill was as follows:


                                                                           DECEMBER 31,
                                                                ------------------------------------
                                                                     2001                2000
                                                                ----------------    ----------------
                                                                          (IN THOUSANDS)

      Goodwill                                                      $      1,020          $    1,020
      Accumulated amortization                                              (773)               (671)
                                                                ----------------    ----------------

      Total goodwill, net                                           $        247          $      349
                                                                ================    ================


5.    DERIVATIVE INSTRUMENTS

      Derivative instruments as of December 31, are summarized below:

                                                              2001
                                                        ----------------
                                                     (DOLLARS IN THOUSANDS)
      ASSET HEDGES

      Interest rate swap:

         Notional amounts                                    $  50,000
         Weighted average received rate                          5.72%
         Weighted average paid rate                              1.86%
         Fair value                                          $   (514)

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.    INCOME TAXES

      A summary of income tax expense (benefit) applicable to income before income taxes for the year ended December 31, was as follows:


                                                                     2001              2000              1999
                                                                 --------------    --------------    --------------
                                                                                  (IN THOUSANDS)

      Income taxes
         Current                                                     $  (22,194)       $   (4,308)        $     347
         Deferred                                                        22,733             3,045             2,883
                                                                 --------------    --------------    --------------
      Total                                                          $      539        $   (1,263)        $   3,230
                                                                 ==============    ==============    ==============


      The income taxes attributable to the results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

                                                   2001                     2000                     1999
                                          -----------------------  ------------------------  ----------------------
                                                                   (DOLLARS IN THOUSANDS)

      Income tax expense (benefit) at
           statutory rate                    $   1,326        35%      $   (437)        35%      $  3,230       35%
      Dividend received deduction and
           tax-exempt interest                    (812)     (21)%          (853)        68%            (1)       -%
      Other, net                                    25         1%            27        (2)%             1        -%
                                          ------------  ---------  ------------   ---------  ------------  --------
      Income tax expense (benefit)           $     539        15%      $ (1,263)       101%      $  3,230       35%
                                          ============  =========  ============   =========  ============  ========


      The net deferred income tax liability represents the income tax effects of temporary differences. The components as of December 31, were as follows:


                                                                   2001                2000
                                                              ---------------     ---------------
                                                                        (IN THOUSANDS)

      DAC                                                          $   47,150          $   25,084
      Surrender charges                                               (20,034)            (14,715)
      Unearned premium/deferred revenue                                  (806)               (296)
      Investments                                                      (1,229)                 93
      Future policyholder benefits                                        684               2,033
      Net operating loss carryforward                                     -                (8,373)
      Other                                                               607                (187)
                                                              ---------------     ---------------
                                                                       26,372               3,639
      Net unrealized investment gains                                   1,054                 145
                                                              ---------------     ---------------

      Deferred income tax liability, net                          $    27,426          $    3,784
                                                              ===============     ===============

      Gross deferred income tax assets totaled $22.1 million and $23.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $49.5 million and $27.4 million at December 31, 2001 and 2000, respectively. It is management's assessment, based on PHL Variable's earnings and projected future taxable income, that it is more likely than not that the deferred income tax assets at December 31, 2001 and 2000, will be realized.

      PHL Variable's income tax return is not currently being examined; however, income tax years 1998 through 2000 remain open for examination. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending income tax examinations.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.    COMPREHENSIVE INCOME

      The components of, and related income tax effects for, other comprehensive income (loss) for the year ended December 31, were as follows:


                                                                      2001              2000              1999
                                                                 ---------------   ---------------   ---------------
                                                                                   (IN THOUSANDS)

      Unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                               $    3,316        $    1,540        $   (1,409)
      Income tax expense (benefit)                                         1,161               538              (494)
                                                                 ---------------   ---------------   ---------------
      Total                                                                2,155             1,002              (915)
                                                                 ---------------   ---------------   ---------------

      Reclassification adjustment for net gains
         realized in net income:
      Before-tax amount                                                     (757)              (27)               (7)
      Income tax benefit                                                    (265)               (9)               (2)
                                                                 ---------------   ---------------   ---------------
      Total                                                                 (492)              (18)               (5)
                                                                 ---------------   ---------------   ---------------

      Net unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                                    2,559             1,513            (1,416)
      Income tax expense (benefit)                                           896               529              (496)
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    1,663        $      984        $     (920)
                                                                 ===============   ===============   ===============

      Unrealized gains on security transfer
         from held-to-maturity to available-for-sale:
      Before-tax amount                                               $      552        $      -          $      -
      Income tax expense                                                     193               -                 -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $      359        $      -          $      -
                                                                 ===============   ===============   ===============

      Unrealized losses on derivatives:
      Before-tax amount                                               $    (514)       $      -           $      -
      Income tax benefit                                                   (180)              -                  -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    (334)       $     -            $    -
                                                                 ===============   ===============   ===============

      The following table summarizes accumulated other comprehensive income
      (loss) balances:

                                                                             DECEMBER 31,

                                                                  ------------------------------------
                                                                       2001                 2000
                                                                  ----------------     ---------------
                                                                            (IN THOUSANDS)

      Accumulated other comprehensive income (loss)
         on securities available-for-sale:
      Balance, beginning of year                                         $     271          $     (713)
      Change during period                                                   1,688                 984
                                                                  ----------------     ---------------
      Balance, end of year                                               $   1,959            $    271
                                                                  ================     ===============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.    REINSURANCE

      PHL Variable cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, PHL Variable remains liable. PHL Variable entered into a reinsurance treaty on January 1, 1996 to cover death benefits in excess of account balances on variable contracts. The treaty stopped accepting new business on December 31, 1999. Another reinsurance treaty became effective January 1, 1999 which covered products introduced in 1999. Premiums paid by PHL Variable on the reinsurance contracts were $1,555 thousand, $1,185 thousand and $1,114 thousand, less claims of $1,971 thousand, $188 thousand and $22 thousand for the year ended December 31, 2001, 2000 and 1999, respectively.

      In connection with PHL Variable's life insurance products, automatic treaties have been established with a number of reinsurers and their subsidiaries, covering either 80% or 90% of the net amount at risk, depending on the individual treaty, on a first dollar basis. PHL Variable had approximately $1.2 billion of net insurance in force, including $10.2 billion of direct in force less $9.0 billion of reinsurance ceded as of December 31, 2001. PHL Variable had approximately $1.0 billion of net insurance in force, including $9.7 billion of direct in force less $8.7 billion of reinsurance ceded as of December 31, 2000. Reinsurance recoverables as of December 31, 2001 and 2000 were $1.8 million and $1.3 million, respectively. Approximately $4.3 million and $5.6 million of claims were recovered in 2001 and 2000.

      For PHL Variable's life insurance products, a stop loss treaty between Phoenix and PHL Variable was introduced in 1998. There were no reinsurance recoverables as of December 31, 2001 and 2000. There were no claims recovered as of December 31, 2001 and 2000.

9.    RELATED PARTY TRANSACTIONS

      Phoenix provides services and facilities to PHL Variable and is reimbursed through a cost allocation process. The expenses allocated to PHL Variable were $47.0 million, $34.3 million and $22.0 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $4.9 million and $15.8 million as of December 31, 2001 and 2000, respectively.

      Phoenix Investment Partners Ltd., an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment services to PHL Variable for a fee. Investment advisory fees incurred by PHL Variable were $2.3 million, $2.1 million and $2.2 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to the affiliated investment advisors were $39 thousand and $19 thousand, as of December 31, 2001 and 2000, respectively.

      Phoenix Equity Planning Corporation ("PEPCO"), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of PHL Variable's annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell PHL Variable annuity contracts. PHL Variable incurred commissions for contracts underwritten by PEPCO of $32.4 million, $20.0 million and $9.8 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PEPCO were $1.2 million and $2.4 million, as of December 31, 2001 and 2000, respectively.

      Phoenix pays commissions to producers who sell non-registered life and annuity products offered by Phoenix Life and Annuity. Commissions paid by Phoenix on behalf of Phoenix Life and Annuity were $9.2 million, $8.5 million and $6.0 million for the years ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $1.3 million and $0.3 million as of December 31, 2001 and 2000, respectively.

      WS Griffith Associates, Inc., an indirect wholly-owned subsidiary of Phoenix, sells and services various PHL Variable non-participating life insurance products through its insurance agents. Concessions paid to PHL Associates were $0.7 million, $2.6 million and $2.6 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PHL Associates were $162 thousand and $41 thousand, as of December 31, 2001 and 2000, respectively.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.   DEFERRED POLICY ACQUISITION COSTS

      The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                                                     2001                2000
                                                                                ---------------     ---------------
                                                                                          (IN THOUSANDS)

      Balance at beginning of year                                                  $    84,842          $   62,136
      Acquisition cost deferred                                                          90,065              39,610
      Amortized to expense during the year                                               (8,477)            (15,765)
      Adjustment to net unrealized investment
            losses included in other comprehensive income                                (1,443)             (1,139)
                                                                                ---------------     ---------------

      Balance at end of year                                                        $   164,987          $   84,842
                                                                                ===============     ===============

11.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

      Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

      CASH AND CASH EQUIVALENTS

      The carrying value of cash and cash equivalents approximates fair value.

      SHORT-TERM INVESTMENTS

      The carrying value of short-term investments approximates fair value.

      DEBT SECURITIES

      Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

      DERIVATIVE INSTRUMENTS

      PHL Variable's derivative instruments include interest rate swaps. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

      POLICY LOANS

      Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      variable policy loan rate. Variable policy loans have an interest rate that is periodically reset based upon market rates and therefore, book value is a reasonable approximation of fair value.

      INVESTMENT CONTRACTS

      The fair value of deferred accumulation annuities without life contingencies with a guarantee of one year or less than one year is valued at the amount of the policy reserve. In determining the fair value of the contracts with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the guarantee period.

      FAIR VALUE SUMMARY

      The estimated fair values of the financial instruments as of December 31 were as follows:


                                                            2001                                2000
                                              ----------------------------------  ----------------------------------
                                                 CARRYING            FAIR            CARRYING             FAIR
                                                  VALUE              VALUE             VALUE             VALUE
                                              ---------------   ----------------  ----------------   ---------------
                                                                         (IN THOUSANDS)

      FINANCIAL ASSETS:

      Cash and cash equivalents                   $   171,444        $   171,444       $    80,779       $    80,779
      Short-term investments                            3,114              3,114               -                 -
      Debt securities                                 786,266            786,266           157,914           158,728
      Derivative instruments                             (514)              (514)              -                 -
      Policy loans                                        896                896               710               710
                                              ---------------   ----------------  ----------------   ---------------
      Total financial assets                      $   961,206        $   961,206       $   239,403       $   240,217
                                              ===============   ================  ================   ===============
      FINANCIAL LIABILITIES:

      Investment contracts                        $   865,970        $   866,465       $   195,393       $   195,393
                                              ---------------   ----------------  ----------------   ---------------
      Total financial liabilities                 $   865,970        $   866,465       $   195,393       $   195,393
                                              ===============   ================  ================   ===============

12.   STATUTORY FINANCIAL INFORMATION

      The insurance subsidiaries of Phoenix are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2001, 2000 and 1999. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, "Income Taxes", which limits taxes based on admissibility tests.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The following reconciles the statutory net income of PHL Variable as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                 2001                2000                1999
                                                            ---------------     ---------------     ---------------
                                                                                (IN THOUSANDS)

      Statutory net income                                       $  (45,648)         $  (40,129)         $   (1,655)
      DAC, net                                                       81,589              23,845              24,466
      Future policy benefits                                        (20,013)             19,615             (13,826)
      Deferred income taxes                                         (22,136)             (3,641)             (2,883)
      Net investment income                                           7,085                -                   -
      Realized gains                                                  2,149                -                   -
      Other, net                                                        224                 325                (103)
                                                            ---------------     ---------------     ---------------

      Net income, as reported                                    $    3,250          $       15          $    5,999
                                                            ===============     ===============     ===============


      The following reconciles the statutory surplus and asset valuation reserve ("AVR") of PHL Variable as reported to regulatory authorities to equity as reported in these financial statements as of December 31:

                                                2001                 2000
                                           ----------------     ---------------
                                                     (IN THOUSANDS)

      Statutory surplus and AVR                 $   102,016          $   41,847
      DAC, net                                      166,836              85,247
      Future policy benefits                        (42,885)            (29,336)
      Investment valuation allowances                 1,597                 459
      Deferred income taxes                         (28,756)             (4,379)
      Other, net                                      5,318                 350
                                           ----------------     ---------------

      Equity, as reported                       $   204,126          $   94,188
                                           ================     ===============

      The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by PHL Variable during 2001 without prior approval is subject to restrictions relating to statutory surplus.

      In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g., deferred income taxes are recorded.

      The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption increased PHL Variable's statutory surplus by $587.8 thousand, primarily as a result of recording deferred income taxes.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.   COMMITMENTS AND CONTINGENCIES

      In the normal course of its business operations, PHL Variable is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of PHL Variable.

                                                                     [VERSION B]

                            THE PHOENIX EDGE(R) - VA

                       STATEMENT OF ADDITIONAL INFORMATION

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                        MAIL OPERATIONS ("VPMO")
Hartford, Connecticut                                              P.O. Box 8027
                                                Boston, Massachusetts 02266-8027



                        PHL VARIABLE ACCUMULATION ACCOUNT
                         PHL VARIABLE INSURANCE COMPANY
                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT


                                   May 1, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2002. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company at the above address or by calling 800/541-0171.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Underwriter...............................................................     2

Performance History.......................................................     2

Calculation of Yield and Return...........................................     9

Calculation of Annuity Payments ..........................................    10

Experts ..................................................................    11

Separate Account Financial Statements.....................................  SA-1

Company Financial Statements..............................................   F-1

UNDERWRITER
--------------------------------------------------------------------------------


    PEPCO, an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for 1 year, 5 years and 10 years or since inception if the subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for 1 of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.


          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH BENEFIT OPTION 1

-----------------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION                                         SINCE
                          SUBACCOUNT                               DATE      1 YEAR    5 YEARS     10 YEARS     INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                          12/07/94    -29.58%     1.70%        N/A          4.97%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                               09/17/96     -6.31%    -5.44%        N/A         -5.18%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                              10/29/01       N/A       N/A         N/A         -0.31%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series               10/29/01       N/A       N/A         N/A          0.13%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                 12/20/99    -12.81%      N/A         N/A         -7.75%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series                    08/15/00    -37.95%      N/A         N/A        -49.46%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series            05/01/95     -1.11%     5.17%        N/A         11.00%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                         12/07/94    -39.37%     0.13%        N/A          5.95%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                 08/15/00    -32.07%      N/A         N/A        -33.16%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series                  12/20/99     -2.60%      N/A         N/A          7.39%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                            12/07/94     -3.71%     3.15%        N/A          4.01%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series               12/07/94     -1.60%     3.03%        N/A          7.17%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                          03/02/98    -23.94%      N/A         N/A          8.36%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series             07/14/97    -18.31%      N/A         N/A          3.77%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                           12/20/99     -0.53%      N/A         N/A          2.80%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                    12/20/99    -29.40%      N/A         N/A        -18.90%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                      10/29/01       N/A       N/A         N/A          0.00%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                             10/29/01       N/A       N/A         N/A         -2.47%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                                       10/29/01       N/A       N/A         N/A         -1.09%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                        03/02/98    -14.84%      N/A         N/A          2.54%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series                   12/07/94     -5.52%     8.80%        N/A         10.42%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                  11/20/00    -13.61%      N/A         N/A         -8.97%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                 03/02/98     14.09%      N/A         N/A          1.01%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series               11/20/00      7.38%      N/A         N/A         12.67%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                           03/02/98    -30.74%      N/A         N/A          8.62%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                          01/29/96    -32.66%     9.16%        N/A          9.32%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                         12/20/99    -21.26%      N/A         N/A        -15.22%
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                             03/30/01       N/A       N/A         N/A         -9.46%
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                   03/30/01       N/A       N/A         N/A         -8.24%
-----------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                      06/05/00    -22.05%      N/A         N/A        -28.06%
-----------------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II               07/15/99     -0.73%      N/A         N/A          3.85%
-----------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                             07/15/99     -5.97%      N/A         N/A         -6.91%
-----------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                    06/05/00    -18.74%      N/A         N/A        -16.03%
-----------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                             06/05/00    -20.67%      N/A         N/A        -21.98%
-----------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                           06/05/00    -23.72%      N/A         N/A        -23.73%
-----------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                  11/02/98     -0.71%      N/A         N/A          6.94%
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund                   05/01/97    -14.76%      N/A         N/A        -15.27%
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                              05/01/97    -22.11%      N/A         N/A          2.06%
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund                         05/01/97    -16.49%      N/A         N/A          3.38%
-----------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                               05/01/97     -8.47%      N/A         N/A          6.50%
-----------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                          07/15/99    -30.18%      N/A         N/A        -14.25%
-----------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                              10/29/01       N/A       N/A         N/A         -1.17%
-----------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                           12/20/99    -52.62%      N/A         N/A        -37.21%
-----------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                           02/01/99    -31.97%      N/A         N/A          7.16%
-----------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                 05/01/95    -27.01%     6.21%        N/A         13.93%
-----------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                  02/01/99      1.19%      N/A         N/A         14.21%
-----------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                                  05/01/95      3.32%    10.54%        N/A         16.62%

-----------------------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Percent change does not include the 0.05% charge for the Enhanced Option 1 Rider. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.


     AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH BENEFIT OPTION 2

----------------------------------------------------------------------------------------------------------------
                                                         INCEPTION                                   SINCE
                      SUBACCOUNT                            DATE       1 YEAR   5 YEARS  10 YEARS   INCEPTION
----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                   12/07/94     -29.84%    1.34%     N/A       4.60%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                        09/17/96      -6.64%   -5.78%     N/A      -5.52%
----------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                       10/29/01        N/A      N/A      N/A      -0.38%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series        10/29/01        N/A      N/A      N/A       0.07%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                          12/20/99     -13.12%     N/A      N/A      -8.07%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series             08/15/00     -38.18%     N/A      N/A     -49.65%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series     05/01/95      -1.46%    4.80%     N/A      10.61%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                  12/07/94     -39.59%   -0.22%     N/A       5.57%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series          08/15/00     -32.32%     N/A      N/A     -33.40%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series           12/20/99      -2.95%     N/A      N/A       7.01%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                     12/07/94      -4.05%    2.79%     N/A       3.65%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series        12/07/94      -1.95%    2.67%     N/A       6.80%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                   03/02/98     -24.21%     N/A      N/A       7.98%
----------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series      07/14/97     -18.60%     N/A      N/A       3.41%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                    12/20/99      -0.89%     N/A      N/A       2.44%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                             12/20/99     -29.65%     N/A      N/A     -19.19%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series               10/29/01        N/A      N/A      N/A      -0.06%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                      10/29/01        N/A      N/A      N/A      -2.53%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                                10/29/01        N/A      N/A      N/A      -1.15%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                 03/02/98     -15.14%     N/A      N/A       2.19%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series            12/07/94      -5.86%    8.42%     N/A      10.04%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series           11/20/00     -13.92%     N/A      N/A      -9.33%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series          03/02/98      13.69%     N/A      N/A       0.66%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series        11/20/00       7.00%     N/A      N/A      12.27%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Edge Series               03/02/98     -30.99%     N/A      N/A       8.24%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Edge Series              01/29/96     -32.90%    8.79%     N/A       8.94%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                  12/20/99     -21.54%     N/A      N/A     -15.50%
----------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                      03/30/01        N/A      N/A      N/A      -9.70%
----------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                            03/30/01        N/A      N/A      N/A      -8.49%
----------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio               06/05/00     -22.33%     N/A      N/A     -28.32%
----------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II        07/15/99      -1.08%     N/A      N/A       3.49%
----------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                      07/15/99      -6.31%     N/A      N/A      -7.24%
----------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                             06/05/00     -19.03%     N/A      N/A     -16.33%
----------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                      06/05/00     -20.95%     N/A      N/A     -22.26%
----------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                    06/05/00     -23.99%     N/A      N/A     -24.00%
----------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                           11/02/98      -1.06%     N/A      N/A       6.57%
----------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund            05/01/97     -15.07%     N/A      N/A     -15.57%
----------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                       05/01/97     -22.39%     N/A      N/A       1.70%
----------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund                  05/01/97     -16.79%     N/A      N/A       3.02%
----------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                        05/01/97      -8.80%     N/A      N/A       6.14%
----------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                   07/15/99     -30.43%     N/A      N/A     -14.55%
----------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                       10/29/01        N/A      N/A      N/A      -1.23%
----------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                    12/20/99     -52.79%     N/A      N/A     -37.43%
----------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                    02/01/99     -32.22%     N/A      N/A       6.75%
----------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                          05/01/95     -27.27%    5.84%     N/A      13.53%
----------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                           02/01/99       0.83%     N/A      N/A      13.81%
----------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                           05/01/95       2.95%   10.15%     N/A      16.21%

----------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.


     AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH BENEFIT OPTION 3

-----------------------------------------------------------------------------------------------------------------
                                                          INCEPTION                                   SINCE
                       SUBACCOUNT                           DATE        1 YEAR  5 YEARS  10 YEARS   INCEPTION
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                    12/07/94    -29.91%    1.21%     N/A       4.46%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                         09/17/96     -6.74%   -5.87%     N/A      -5.61%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                        10/29/01       N/A      N/A      N/A      -0.39%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series         10/29/01       N/A      N/A      N/A       0.05%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                           12/20/99    -13.21%     N/A      N/A      -8.17%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series              08/15/00    -38.20%     N/A      N/A     -49.68%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series      05/01/95     -1.56%    4.67%     N/A      10.46%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                   12/07/94    -39.65%   -0.35%     N/A       5.43%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series           08/15/00    -32.39%     N/A      N/A     -33.41%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series            12/20/99     -3.04%     N/A      N/A       6.90%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                      12/07/94     -4.15%    2.66%     N/A       3.51%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series         12/07/94     -2.05%    2.60%     N/A       6.73%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                    03/02/98    -24.28%     N/A      N/A       7.85%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series       07/14/97    -18.68%     N/A      N/A       3.28%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                     12/20/99     -0.99%     N/A      N/A       2.33%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                              12/20/99    -29.72%     N/A      N/A     -19.27%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                10/29/01       N/A      N/A      N/A      -0.08%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                       10/29/01       N/A      N/A      N/A      -2.55%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                                 10/29/01       N/A      N/A      N/A      -1.16%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                  03/02/98    -15.23%     N/A      N/A       2.06%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series             12/07/94     -5.95%    8.28%     N/A       9.88%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series            11/20/00    -13.99%     N/A      N/A      -9.38%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series           03/02/98     13.57%     N/A      N/A       0.57%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series         11/20/00      6.89%     N/A      N/A      12.16%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                     03/02/98    -31.06%     N/A      N/A       8.13%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                    01/29/96    -32.97%    8.64%     N/A       8.80%
-----------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                   12/20/99    -21.62%     N/A      N/A     -15.60%
-----------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                       03/30/01       N/A      N/A      N/A      -9.77%
-----------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                             03/30/01       N/A      N/A      N/A      -8.56%
-----------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                06/05/00    -22.41%     N/A      N/A     -28.39%
-----------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II         07/15/99     -1.18%     N/A      N/A       3.38%
-----------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                       07/15/99     -6.40%     N/A      N/A      -7.32%
-----------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                              06/05/00    -19.11%     N/A      N/A     -16.41%
-----------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                       06/05/00    -21.03%     N/A      N/A     -22.34%
-----------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                     06/05/00    -24.07%     N/A      N/A     -24.08%
-----------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                            11/02/98     -1.16%     N/A      N/A       6.44%
-----------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund             05/01/97    -15.15%     N/A      N/A     -15.69%
-----------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                        05/01/97    -22.47%     N/A      N/A       1.57%
-----------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund                   05/01/97    -16.87%     N/A      N/A       2.95%
-----------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                         05/01/97     -8.89%     N/A      N/A       6.00%
-----------------------------------------------------------------------------------------------------------------
  Deutsche VIT EAFE(R) Equity Index Fund                   07/15/99    -30.50%     N/A      N/A     -14.63%
-----------------------------------------------------------------------------------------------------------------
  Deutsche VIT Equity 500 Index Fund                       10/29/01       N/A      N/A      N/A      -1.24%
-----------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                     12/20/99    -52.84%     N/A      N/A     -37.50%
-----------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                     02/01/99    -32.29%     N/A      N/A       6.63%
-----------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                           05/01/95    -27.34%    5.70%     N/A      13.38%
-----------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                            02/01/99      0.73%     N/A      N/A      13.68%
-----------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                            05/01/95      2.85%   10.01%     N/A      16.06%

-----------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

                                     ANNUAL TOTAL RETURN FOR CONTRACTS WITH BENEFIT OPTION 1

 ----------------------------------------------------------------------------------------------------------------------------------

                     SUBACCOUNT                      1992    1993    1994    1995    1996    1997    1998   1999    2000    2001
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series             -13.66%  37.16%  -0.89%   8.56%  17.53%  10.99%  26.73% 28.30% -16.57% -24.73%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                                                          -33.05%  -5.35% 49.59% -16.72%   0.11%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-AIM Mid-Cap Equity Series
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Alliance/Bernstein Growth + Value Series
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Deutsche Dow 30 Series                                                                                    -6.40%  -6.83%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                              -33.66%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities
 Series                                                                             31.86%  20.91% -21.95%  3.80%  29.62%   5.66%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series              9.25%  18.57%   0.51%  29.65%  11.52%  19.94%  28.79% 28.50% -18.52% -35.17%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Small & Mid-Cap Growth Series                                                                           -27.39%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series                                                                     17.70%   4.06%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series                 2.60%   1.90%   2.86%   4.70%   4.03%   4.19%   4.10%  3.85%   5.09%   2.88%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series    9.04%  14.83%  -6.38%  22.37%  11.35%  10.04%  -5.06%  4.47%   5.53%   5.13%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series                                                                     23.17%  31.00% -18.70%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index Series                                                 30.45% 17.74% -12.26% -12.70%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series                                                                               5.48%   6.27%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series                                                                                      -11.97% -24.54%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-MFS Investors Growth Stock Series
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-MFS Investors Trust Series
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-MFS Value Series
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth & Income Series                                                                   15.93%  -7.44%  -9.00%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series        9.61%   9.96%  -2.33%  17.09%   8.02%  19.60%  19.66% 10.24%  -0.31%   0.95%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Global Value Series                                                                             -7.68%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value Series                                                           -11.13%  15.85%  21.88%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Small Cap Value Series                                                                          14.71%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series                                                                      44.28%  12.73% -25.96%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series                                                      16.06%  43.35% 53.57% -12.26% -28.02%
 ----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Van Kampen Focus Equity Series                                                                           -13.95% -15.85%
 ----------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Capital Appreciation Fund                                  1.58%  34.47%  16.52%  12.49%  18.23% 43.32% -11.71% -23.97%
 ----------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity Fund                                        3.10%  35.03%  13.98%  22.58%  31.22% 28.73% -15.41% -13.35%
 ----------------------------------------------------------------------------------------------------------------------------------
 Alger American Leveraged AllCap Portfolio                                          11.03%  18.61%  56.42% 76.47% -25.51% -16.69%
 ----------------------------------------------------------------------------------------------------------------------------------
 Federated Fund For U.S. Government Securities II                            7.74%   3.21%   7.55%   6.64% -1.52%   9.99%   6.06%
 ----------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                                         19.25%  13.22%  12.76%   1.73%  1.36%  -9.84%   0.47%
 ----------------------------------------------------------------------------------------------------------------------------------
 VIP Contrafund(R) Portfolio                                                                        28.77% 23.04%  -7.54% -13.16%
 ----------------------------------------------------------------------------------------------------------------------------------
 VIP Growth Opportunities Portfolio                                                                 23.39%  3.25% -17.91% -15.22%
 ----------------------------------------------------------------------------------------------------------------------------------
 VIP Growth Portfolio                                                                               38.13% 36.06% -11.86% -18.47%
 ----------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund                                                                              8.28%  11.45%   6.08%
 ----------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund                                              -30.06% -21.79% 51.87% -32.66%  -8.92%
 ----------------------------------------------------------------------------------------------------------------------------------
 Templeton Foreign Securities Fund                          45.08%  -3.78%  13.97%  22.12%  12.44%   8.05% 22.10%  -3.24% -16.76%
 ----------------------------------------------------------------------------------------------------------------------------------
 Templeton Global Asset Allocation Fund              6.81%  24.68%  -4.14%  21.11%  17.46%  14.18%   5.10% 21.41%  -0.85% -10.76%
 ----------------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund                    5.86%  32.48%  -3.39%  23.78%  20.98%  10.54%   0.03% 27.56%   6.22%  -2.20%
 ----------------------------------------------------------------------------------------------------------------------------------
 Scudder VIT EAFE(R) Equity Index Fund                                                              20.46% 26.42% -17.40% -25.37%
 ----------------------------------------------------------------------------------------------------------------------------------
 Scudder VIT Equity 500 Index Fund                                                                  27.56% 19.31% -10.05% -13.79%
 ----------------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                                                                             -24.27% -49.32%
 ----------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                                                                              -2.46% -27.28%
 ----------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                                                     30.78%  -2.39%  15.24%124.39% -28.50% -21.98%
 ----------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                                                                                      8.48%   8.11%
 ----------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Smaller Companies                                                      45.23%  28.20%   7.66% 23.92%  -8.98%  10.38%

 ----------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                                     ANNUAL TOTAL RETURN FOR CONTRACTS WITH BENEFIT OPTION 2

------------------------------------------------------------------------------------------------------------------------------------

                   SUBACCOUNT                        1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series            -13.96%  36.68%  -1.23%   8.18%  17.12%  10.60%  26.29%  27.86% -16.86% -25.00%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                         -33.28%  -5.68%  49.07% -17.01%  -0.25%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value
  Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                                                                   -6.73%   -7.16%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                              -33.90%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities
  Series                                                                            31.39% 20.49%  -22.22%   3.45%  29.18%   5.28%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series             8.87%  18.16%   0.16%  29.20%  11.13%  19.53%  28.34%  28.04% -18.81% -35.41%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                                                                           -27.65%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series                                                                     17.30%   3.70%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                2.24%   1.55%   2.50%   4.34%   3.66%   3.83%   3.74%   3.50%   4.73%   2.52%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income
  Series                                             8.65%  14.43%  -6.71%  21.95%  10.96%   9.65%  -5.39%   4.11%   5.16%   4.76%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                     22.74%  30.55% -18.99%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index
  Series                                                                                            29.99%  17.33% -12.57% -13.01%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                                                               5.12%   5.90%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                                                                      -12.27% -24.80%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                   15.56%  -7.77%  -9.32%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series       9.23%   9.58%  -2.67%  16.68%   7.64%  19.18%  19.24%   9.90%  -0.66%   0.59%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                                                                             -8.02%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                                                           -11.43%  15.46%  21.45%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value
  Series                                                                                                                    14.31%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                      43.79%  12.34% -26.23%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                     15.66%  42.85%  53.08% -12.57% -28.28%
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                                                                           -14.22% -16.15%
------------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                                 1.23%  34.01%  16.11%  12.10%  17.82%  42.82% -12.01% -24.24%
------------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                       2.75%  34.56%  13.58%  22.15%  30.76%  28.29% -15.71% -13.66%
------------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                         10.63%  18.19%  55.87%  75.85% -25.77% -16.99%
------------------------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities
  II                                                                        7.37%    2.85%   7.18%   6.27%  -1.87%   9.61%   5.69%
------------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                       18.83%   12.83%  12.36%   1.37%   1.01% -10.15%   0.11%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                       28.32%  22.61%  -7.87% -13.46%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                                22.96%   2.89% -18.21% -15.52%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                              37.65%  35.58% -12.17% -18.76%
------------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                                                              7.90%  11.07%   5.71%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund                                             -30.31% -22.07%  51.36% -32.90%  -9.24%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                         44.58%  -4.11%  13.57%  21.69%  12.05%   7.67%  21.68%  -3.58% -17.05%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund             6.44%  24.24%  -4.48%  20.69%  17.05%  13.78%   4.73%  20.99%  -1.19% -11.08%
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                   5.49%  32.02%  -3.73%  23.35%  20.56%  10.16%  -0.32%  27.16%   5.85%  -2.55%
------------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                                                             20.04%  25.98% -17.69% -25.64%
------------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                                                                 27.12%  18.89% -10.36% -14.09%
------------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                                                                             -24.54% -49.50%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                                                                              -2.80% -27.54%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                    30.32%  -2.74%  14.83% 123.65% -28.75% -22.26%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                                                                      8.10%   7.72%
------------------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                                                     44.72% 27.76%   7.29%   23.50%  -9.30%   9.99%

------------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                                      ANNUAL TOTAL RETURN FOR CONTRACTS WITH BENEFIT OPTION 3

-----------------------------------------------------------------------------------------------------------------------------------

                     SUBACCOUNT                      1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series            -14.09%  36.47%  -1.38%   8.02%  16.94%  10.44%  26.10%  27.67% -16.94% -25.08%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                         -33.38%  -5.83%  48.83% -16.95%  -0.35%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                                                                    -6.82%  -7.26%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                              -33.93%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities
  Series                                                                             31.20% 20.31% -22.34%   3.30%  29.05%   5.18%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series              .71%  17.98%   0.01%  29.01%  10.96%  19.35%  28.15%  27.87% -18.89% -35.48%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                                                                           -27.73%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond Series                                                                     17.19%   3.59%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                2.08%   1.39%   2.35%   4.18%   3.51%   3.67%   3.58%   3.34%   4.62%   2.41%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series   8.61%  14.37%  -6.73%  21.89%  10.91%   9.60%  -5.44%   4.04%   5.05%   4.65%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                     22.55%  30.42% -19.07%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series                                                29.80%  17.18% -12.66% -13.10%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                                                               5.01%   5.79%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                                                                      -12.36% -24.88%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                   15.36%  -7.86%  -9.41%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series       9.06%   9.41%  -2.82%  16.51%   7.48%  19.01%  19.06%   9.71%  -0.75%   0.49%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                                                                             -8.09%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                                                           -11.49%  15.32%  21.32%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series                                                                          14.20%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                      43.64%  12.27% -26.30%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                     15.48%  42.64%  52.84% -12.66% -28.35%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                                                                           -14.32% -16.24%
-----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                                 1.13%  33.87%  15.99%  11.98%  17.70%  42.68% -12.10% -24.32%
-----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                       2.64%  34.43%  13.47%  22.03%  30.63%  28.16% -15.79% -13.74%
-----------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                         10.52%  18.07%  55.72%  75.68% -25.85% -17.07%
-----------------------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II                           7.21%   2.69%   7.02%   6.11%  -2.01%   9.51%   5.58%
-----------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                        18.77%  12.77%  12.31%   1.32%   0.94% -10.23%   0.01%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                       28.20%  22.48%  -7.96% -13.55%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                                22.84%   2.79% -18.29% -15.60%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                              37.51%  35.45% -12.26% -18.84%
-----------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                                                              7.73%  10.96%   5.60%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities Fund                                             -30.41% -22.18%  50.99% -32.95%  -9.33%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                         44.36%  -4.26%  13.40%  21.51%  11.88%   7.51%  21.50%  -3.68% -17.14%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund             6.38%  24.18%  -4.52%  20.63%  16.99%  13.74%   4.68%  20.91%  -1.29% -11.17%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                   5.33%  31.82%  -3.87%  23.17%  20.37%   9.99%  -0.47%  26.97%   5.74%  -2.65%
-----------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                                                             19.86%  25.80% -17.74% -25.71%
-----------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                                                                 26.99%  18.77% -10.45% -14.18%
-----------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                                                                             -24.62% -49.56%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                                                                              -2.89% -27.62%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                    30.12%  -2.88%  14.66% 123.32% -28.82% -22.34%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                                                                      8.00%   7.61%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                                                     44.50%  27.57%   7.12%  23.32%  -9.39%   9.88%

-----------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------


    Yield of the Phoenix-Goodwin Money Market Subaccount. We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.


    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to either .775% (Option 1), 1.125% (Option 2) or 1.225% (Option 3) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

   Example Calculations:

    The following examples of a return/yield calculations for the Phoenix-Goodwin Money Market Subaccount were based on the 7-day period ending December 31, 2001:

     CONTRACTS WITH BENEFIT OPTION 1
     Value of hypothetical pre-existing account with
       exactly one Unit at the beginning of the period: $1.000000 Value of the same account (excluding capital
       changes) at the end of the 7-day period:......         1.000163
     Calculation:
       Ending account value..........................         1.000163
       Less beginning account value..................         1.000000
       Net change in account value...................         0.000163
     Base period return:
       (net change/beginning account value)..........         0.000163
     Current yield = return x (365/7) =..............            0.85%
     Effective yield = [(1 + return)(365/7)] -1 =....            0.85%

     CONTRACTS WITH BENEFIT OPTION 2:
     Value of hypothetical pre-existing account with
       exactly one unit at the beginning of the period:      $1.000000
     Value of the same account (excluding capital
        changes) at
     the end of the 7-day period:.....................       1.000095
     Calculation:
        Ending account value..........................       1.000095
        Less beginning account value..................       1.000000
        Net change in account value...................       0.000095
     Base period return:
        (net change/beginning account value)..........       0.000095
     Current yield = return x (365/7) =...............          0.50%
     Effective yield = [(1 + return)(365/7)] -1 =.....          0.50%

     CONTRACTS WITH BENEFIT OPTION 3:
     Value of hypothetical pre-existing account with
        exactly one
     unit at the beginning of the period:.............      $1.000000
     Value of the same account (excluding capital
        changes) at
     the end of the 7-day period:.....................       1.000076
     Calculation:
        Ending account value..........................       1.000076
        Less beginning account value..................       1.000000
        Net change in account value...................       0.000076
     Base period return:
        (net change/beginning account value)..........       0.000076
     Current yield = return x (365/7) =...............          0.40%
     Effective yield = [(1 + return)(365/7)] -1 =.....          0.40%


    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1) We assume a hypothetical $1,000 initial investment in the subaccount;

(2) We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3) We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4) To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

 The formula in mathematical terms is:

 R = ((ERV / II)(1/n)) - 1

 Where:
    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION


    Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:


    The Dow Jones Industrial Average(SM) (1)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

    Lipper Analytical Services
    Morningstar, Inc.
    Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

    Barrons
    Business Week
    Changing Times
    Forbes
    Fortune
    Consumer Reports
    Investor's Business Daily
    Financial Planning
    Financial Services Weekly
    Money
    The New York Times
    Personal Investor
    Registered Representative
    U.S. News and World Report
    The Wall Street Journal

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

    The Dow Jones Industrial Average(SM) (1)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The S&P 500(2)

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    See your prospectus in the section titled "The Annuity Period" for a description of the annuity options.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) on the maturity date. You may not change your election after the first annuity payment.

FIXED ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected. The guaranteed annuity payment rates will be no less favorable than the following:

    Under Options A, B, D, E and F rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use an interest rate of 3-3/8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3-1/4% for the 20-year certain period under Options A and F; an interest rate of 3-1/2% under Options B and D. Under Options G and H the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

VARIABLE ANNUITY PAYMENTS
    Under all variable options except Option L, the first payment is based on an assumed annual investment rate of 4-1/2%. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each subaccount by the applicable payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each subaccount. We determine future payments under these options by multiplying the contract value in each subaccount (Number of Annuity Units times the Annuity Unit Value) by the applicable payment option's rate on the payment calculation date. The payment will equal the sum of the amounts provided by each subaccount investment.

    Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(4) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Option 1)), PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Option 2)) and PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Option 3)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and PHL Variable Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.

















---------------------------

(1) The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2) The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3) Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

(4) The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------



The
Phoenix
    Edge(R)-VA  Option 1




                        PHL Variable Accumulation Account
                        DECEMBER 31, 2001
















                     [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                                     PHOENIX-
                                                     PHOENIX-         PHOENIX-                       ALLIANCE/
                                                     ABERDEEN       ABERDEEN NEW   PHOENIX-AIM       BERNSTEIN    PHOENIX-DEUTSCHE
                                                   INTERNATIONAL        ASIA       MID-CAP EQUITY  GROWTH + VALUE      DOW 30
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 8,183,311     $   685,109     $    26,565     $   473,924     $ 2,964,062
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 5,852,822     $   628,321     $    27,536     $   476,399     $ 2,810,896
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               5,852,822         628,321          27,536         476,399       2,810,896
LIABILITIES
        Accrued expenses to related party                 4,291             485              16             134           2,197
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 5,848,531     $   627,836     $    27,520     $   476,265     $ 2,808,699
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                        3,937,443         321,746          12,934         222,836       1,604,296
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  1.485367     $  1.951338     $  2.127752     $  2.137284     $  1.750736
                                                    ===========     ===========     ===========     ===========     ===========

                                                      PHOENIX-     PHOENIX-DUFF &
                                                      DEUTSCHE      PHELPS REAL       PHOENIX-        PHOENIX-        PHOENIX-
                                                     NASDAQ-100        ESTATE    ENGEMANN CAPITAL  ENGEMANN NIFTY  ENGEMANN SMALL &
                                                      INDEX(R)       SECURITIES       GROWTH           FIFTY        MID-CAP GROWTH
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $   694,805     $ 2,432,370     $25,337,249     $ 5,089,343     $ 2,398,605
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $   676,443     $ 2,769,054     $14,749,692     $ 2,878,491     $ 2,042,176
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                                 676,443       2,769,054      14,749,692       2,878,491       2,042,176
LIABILITIES
        Accrued expenses to related party                   547           2,092          11,314           2,114           1,547
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $   675,896     $ 2,766,962     $14,738,378     $ 2,876,377     $ 2,040,629
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                          814,367         941,521      11,519,963       2,309,498       1,794,881
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  0.829966     $  2.938820     $  1.279366     $  1.245426     $  1.136916
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                                     PHOENIX-
                                                      PHOENIX-        PHOENIX-     PHOENIX-GOODWIN   HOLLISTER      PHOENIX-J.P
                                                   FEDERATED U.S.  GOODWIN MONEY    MULTI-SECTOR       VALUE      MORGAN RESEARCH
                                                     GOVERNMENT        MARKET       FIXED INCOME      EQUITY       ENHANCED INDEX
                                                  BOND SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 1,278,555     $11,010,983     $ 5,822,845     $11,458,354     $ 4,665,899
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 1,273,149     $11,010,983     $ 5,639,257     $10,286,251     $ 3,753,469
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               1,273,149      11,010,983       5,639,257      10,286,251       3,753,469
LIABILITIES
        Accrued expenses to related party                 1,073           8,025           4,158           7,825           2,835
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 1,272,076     $11,002,958     $ 5,635,099     $10,278,426     $ 3,750,634
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                          518,978       5,007,814       2,466,687       3,920,557       2,274,969
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  2.451120     $  2.197158     $  2.284481     $  2.621675     $  1.648653
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                                    PHOENIX-MFS
                                                    PHOENIX-JANUS  PHOENIX-JANUS   PHOENIX-JANUS     INVESTORS      PHOENIX-MFS
                                                    CORE EQUITY   FLEXIBLE INCOME      GROWTH       GROWTH STOCK  INVESTORS TRUST
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 4,322,296     $ 3,498,928     $15,504,323     $    18,684     $    13,299
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 3,824,396     $ 3,502,248     $11,661,099     $    18,886     $    13,455
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               3,824,396       3,502,248      11,661,099          18,886          13,455
LIABILITIES
        Accrued expenses to related party                 3,056           2,664           8,798              13              11
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 3,821,340     $ 3,499,584     $11,652,301     $    18,873     $    13,444
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                        2,332,234       1,567,042       8,663,421           8,842           6,458
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  1.638489     $  2.233242     $  1.345000     $  2.134539     $  2.081724
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                                      PHOENIX-
                                                                   PHOENIX-MORGAN                     OAKHURST    PHOENIX-OAKHURST
                                                    PHOENIX-MFS     STANLEY FOCUS  PHOENIX-OAKHURST  GROWTH AND      STRATEGIC
                                                       VALUE           EQUITY         BALANCED         INCOME        ALLOCATION
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $   385,361     $ 1,964,305     $ 9,050,303     $11,359,044     $ 7,440,528
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $   389,797     $ 1,725,960     $ 8,559,111     $10,172,780     $ 6,913,396
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                                 389,797       1,725,960       8,559,111      10,172,780       6,913,396
LIABILITIES
        Accrued expenses to related party                   132           1,352           6,453           7,563           5,244
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $   389,665     $ 1,724,608     $ 8,552,658     $10,165,217     $ 6,908,152
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                          184,564       1,185,720       3,875,744       5,556,852       3,133,341
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  2.111268     $  1.454481     $  2.206713     $  1.829312     $  2.204724
                                                    ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      SA-1

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                                                      PHOENIX-
                                                  PHOENIX-SANFORD     SANFORD     PHOENIX-SANFORD    PHOENIX-        PHOENIX-
                                                  BERNSTEIN GLOBAL BERNSTEIN MID-    BERNSTEIN        SENECA          SENECA
                                                       VALUE         CAP VALUE    SMALL-CAP VALUE  MID-CAP GROWTH  STRATEGIC THEME
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $   285,323     $ 2,455,169     $ 1,039,793     $10,016,429     $12,795,485
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $   274,284     $ 2,838,098     $ 1,084,474     $ 7,511,909     $ 7,585,149
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                                 274,284       2,838,098       1,084,474       7,511,909       7,585,149
LIABILITIES
        Accrued expenses to related party                   206           1,996             807           5,701           5,741
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $   274,078     $ 2,836,102     $ 1,083,667     $ 7,506,208     $ 7,579,408
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                          151,583         993,605         436,905       3,245,728       4,571,050
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  1.808109     $  2.854356     $  2.480328     $  2.312642     $  1.658133
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                   ALGER AMERICAN   DEUTSCHE VIT
                                                  AIM V.I. CAPITAL                LEVERAGED ALLCAP EAFE(R) EQUITY   DEUTSCHE VIT
                                                    APPRECIATION   AIM V.I. VALUE    PORTFOLIO         INDEX      EQUITY 500 INDEX
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $    69,029     $   276,515     $ 2,088,043     $ 1,347,648     $   121,998
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $    63,196     $   285,162     $ 1,993,299     $ 1,036,166     $   122,801
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                                  63,196         285,162       1,993,299       1,036,166         122,801
LIABILITIES
        Accrued expenses to related party                    46             217           1,464             765              70
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $    63,150     $   284,945     $ 1,991,835     $ 1,035,401     $   122,731
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                           35,572         160,449       1,557,149         724,284          58,178
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  1.775290     $  1.775918     $  1.279155     $  1.429549     $  2.109585
                                                    ===========     ===========     ===========     ===========     ===========

                                                   FEDERATED FUND
                                                      FOR U.S.     FEDERATED HIGH       VIP         VIP GROWTH
                                                     GOVERNMENT     INCOME BOND     CONTRAFUND(R)  OPPORTUNITIES     VIP GROWTH
                                                   SECURITIES II      FUND II        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 6,315,347     $ 1,764,330     $ 1,267,697     $   469,466     $ 2,135,201
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 6,590,335     $ 1,571,147     $ 1,245,483     $   439,403     $ 2,004,262
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               6,590,335       1,571,147       1,245,483         439,403       2,004,262
LIABILITIES
        Accrued expenses to related party                 4,806           1,215             956             347           1,537
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 6,585,529     $ 1,569,932     $ 1,244,527     $   439,056     $ 2,002,725
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                        2,790,667         850,378         758,715         300,360       1,444,877
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  2.359840     $  1.846158     $  1.640310     $  1.461765     $  1.386087
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                     TEMPLETON
                                                                                     DEVELOPING      TEMPLETON       TEMPLETON
                                                   MUTUAL SHARES     TEMPLETON        MARKETS          GROWTH       INTERNATIONAL
                                                     SECURITIES    ASSET STRATEGY    SECURITIES      SECURITIES      SECURITIES
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 1,592,973     $   534,230     $   606,510     $ 2,645,037     $ 3,987,402
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 1,615,130     $   451,721     $   477,093     $ 2,425,701     $ 3,192,951
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               1,615,130         451,721         477,093       2,425,701       3,192,951
LIABILITIES
        Accrued expenses to related party                 1,233             291             364           1,808           2,298
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 1,613,897     $   451,430     $   476,729     $ 2,423,893     $ 3,190,653
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                          676,162         231,587         319,285       1,022,506       1,794,618
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  2.386848     $  1.949284     $  1.493112     $  2.370542     $  1.777901
                                                    ===========     ===========     ===========     ===========     ===========

                                                                                      WANGER
                                                     TECHNOLOGY    WANGER FOREIGN  INTERNATIONAL                     WANGER U.S.
                                                     PORTFOLIO         FORTY         SMALL CAP     WANGER TWENTY     SMALL CAP
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------     -----------     -----------     -----------     -----------
ASSETS
        Investments at cost                         $ 6,571,080     $ 2,521,984     $12,353,384     $ 1,071,041     $14,188,397
                                                    ===========     ===========     ===========     ===========     ===========
        Investments at market                       $ 3,089,209     $ 1,726,712     $ 6,841,783     $ 1,220,413     $15,550,239
                                                    -----------     -----------     -----------     -----------     -----------
           Total assets                               3,089,209       1,726,712       6,841,783       1,220,413      15,550,239
LIABILITIES
        Accrued expenses to related party                 2,411           1,346           5,309             908          11,438
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSETS                                          $ 3,086,798     $ 1,725,366     $ 6,836,474     $ 1,219,505     $15,538,801
                                                    ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding                        3,976,109         794,005       3,864,179         453,082       6,700,035
                                                    ===========     ===========     ===========     ===========     ===========
Unit value                                          $  0.776341     $  2.172990     $  1.769192     $  2.691578     $  2.319212
                                                    ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      SA-2

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                        PHOENIX-
                                                                                                        ALLIANCE/
                                                           PHOENIX-        PHOENIX-       PHOENIX-      BERNSTEIN      PHOENIX-
                                                           ABERDEEN      ABERDEEN NEW     AIM MID-       GROWTH +       DEUTSCHE
                                                         INTERNATIONAL       ASIA        CAP EQUITY        VALUE         DOW 30
                                                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT(5)  SUBACCOUNT(8)   SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $        --    $    13,898    $        --    $       505    $    29,192
Expenses
     Mortality, expense risk and administrative charges        48,589          5,000             17            134         19,608
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                  (48,589)         8,898            (17)           371          9,584
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions              (32,132)        (3,542)            --             --        (38,652)
Net realized gain distribution from Fund                      163,552             --             --             --         34,871
Net unrealized appreciation (depreciation) on investment   (1,618,908)       (11,655)           971          2,475       (144,950)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                              (1,487,488)       (15,197)           971          2,475       (148,731)
Net increase (decrease) in net assets resulting from
 operations                                               $(1,536,077)   $    (6,299)   $       954    $     2,846    $  (139,147)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                                                        PHOENIX-
                                                           PHOENIX-     PHOENIX-DUFF &    PHOENIX-       PHOENIX-       ENGEMANN
                                                           DEUTSCHE       PHELPS REAL     ENGEMANN       ENGEMANN        SMALL &
                                                          NASDAQ-100        ESTATE         CAPITAL         NIFTY         MID-CAP
                                                           INDEX(R)       SECURITIES       GROWTH          FIFTY         GROWTH
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $        --    $    99,174    $     8,865    $        --    $       935
Expenses
     Mortality, expense risk and administrative charges         2,803         21,890        142,289         28,744         14,804
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                   (2,803)        77,284       (133,424)       (28,744)       (13,869)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                1,087         28,455       (295,385)       (62,160)       (18,952)
Net realized gain distribution from Fund                           --             --        351,081             --             --
Net unrealized appreciation (depreciation) on investment       (6,706)        51,065     (7,253,442)    (1,474,541)      (339,743)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                  (5,619)        79,520     (7,197,746)    (1,536,701)      (358,695)
Net increase (decrease) in net assets resulting from
 operations                                               $    (8,422)   $   156,804    $(7,331,170)   $(1,565,445)   $  (372,564)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                          PHOENIX-                     PHOENIX-J.P
                                                           PHOENIX-                        GOODWIN        PHOENIX-       MORGAN
                                                        FEDERATED U.S.     PHOENIX-     MULTI-SECTOR     HOLLISTER      RESEARCH
                                                          GOVERNMENT     GOODWIN MONEY      FIXED          VALUE        ENHANCED
                                                             BOND           MARKET         INCOME         EQUITY          INDEX
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $    58,284    $   316,481    $   385,618    $    72,119    $    26,386
Expenses
     Mortality, expense risk and administrative charges        10,668         77,244         39,665         65,873         32,845
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                   47,616        239,237        345,953          6,246         (6,459)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                1,570             --            382          7,671        (39,695)
Net realized gain distribution from Fund                       34,975             --             --         47,772         24,024
Net unrealized appreciation (depreciation) on investment      (37,183)            --       (159,668)    (1,310,455)      (471,915)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                    (638)            --       (159,286)    (1,255,012)      (487,586)
Net increase (decrease) in net assets resulting from
 operations                                               $    46,978    $   239,237    $   186,667    $(1,248,766)   $  (494,045)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                            PHOENIX-                    PHOENIX-MFS
                                                           PHOENIX-          JANUS        PHOENIX-       INVESTORS     PHOENIX-MFS
                                                             JANUS         FLEXIBLE         JANUS         GROWTH        INVESTORS
                                                          CORE EQUITY       INCOME         GROWTH          STOCK          TRUST
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(6)   SUBACCOUNT(5)
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $    25,350    $   133,749    $        --    $        --    $        --
Expenses
     Mortality, expense risk and administrative charges        29,735         23,066         92,858             13             13
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                   (4,385)       110,683        (92,858)           (13)           (13)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions               18,202          1,490        (83,710)            --             --
Net realized gain distribution from Fund                           --         25,915             --             --             --
Net unrealized appreciation (depreciation) on investment     (399,667)        (5,152)    (2,731,641)           202            156
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                (381,465)        22,253     (2,815,351)           202            156
Net increase (decrease) in net assets resulting from
 operations                                               $  (385,850)   $   132,936    $(2,908,209)   $       189    $       143
                                                          ===========    ===========    ===========    ===========    ===========

                                                                           PHOENIX-
                                                                            MORGAN                       PHOENIX-       PHOENIX-
                                                                            STANLEY       PHOENIX-       OAKHURST       OAKHURST
                                                          PHOENIX-MFS        FOCUS        OAKHURST      GROWTH AND      STRATEGIC
                                                             VALUE          EQUITY        BALANCED        INCOME       ALLOCATION
                                                         SUBACCOUNT(7)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $       709    $        --    $   173,526    $    50,126    $   147,223
Expenses
     Mortality, expense risk and administrative charges           133         12,531         56,528         82,366         50,267
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                      576        (12,531)       116,998        (32,240)        96,956
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                   14        (12,000)         2,409        (98,788)         1,011
Net realized gain distribution from Fund                           --             --        128,195         22,495         91,058
Net unrealized appreciation (depreciation) on investment        4,436       (194,734)      (106,751)      (811,676)      (115,871)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                   4,450       (206,734)        23,853       (887,969)       (23,802)
Net increase (decrease) in net assets resulting from
 operations                                               $     5,026    $  (219,265)   $   140,851    $  (920,209)   $    73,154
                                                          ===========    ===========    ===========    ===========    ===========

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                           PHOENIX-        PHOENIX-       PHOENIX-
                                                            SANFORD         SANFORD        SANFORD       PHOENIX-       PHOENIX-
                                                           BERNSTEIN       BERNSTEIN      BERNSTEIN       SENECA         SENECA
                                                            GLOBAL          MID-CAP       SMALL-CAP       MID-CAP       STRATEGIC
                                                             VALUE           VALUE          VALUE         GROWTH          THEME
                                                         SUBACCOUNT(1)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $     2,355    $    27,331    $     6,190    $        --    $        --
Expenses
     Mortality, expense risk and administrative charges         1,137         14,695          3,201         62,304         70,373
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                    1,218         12,636          2,989        (62,304)       (70,373)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions               (1,305)         5,945          1,889        (71,025)      (113,266)
Net realized gain distribution from Fund                        1,752         11,887         11,538             --        228,341
Net unrealized appreciation (depreciation) on investment      (11,039)       324,582         44,129     (1,900,826)    (2,672,907)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                 (10,592)       342,414         57,556     (1,971,851)    (2,557,832)
Net increase (decrease) in net assets resulting from
 operations                                               $    (9,374)   $   355,050    $    60,545    $(2,034,155)   $(2,628,205)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                            ALGER
                                                                                           AMERICAN       DEUTSCHE
                                                           AIM V.I.                       LEVERAGED     VIT EAFE(R)     DEUTSCHE
                                                            CAPITAL         AIM V.I.       ALLCAP         EQUITY       VIT EQUITY
                                                         APPRECIATION        VALUE        PORTFOLIO        INDEX        500 INDEX
                                                         SUBACCOUNT(3)   SUBACCOUNT(2)   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(4)
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $        --    $       341    $        --    $        --    $        --
Expenses
     Mortality, expense risk and administrative charges           156            704         13,408          8,591             94
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                     (156)          (363)       (13,408)        (8,591)           (94)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                   69            657       (271,720)       (37,064)             1
Net realized gain distribution from Fund                        4,696          5,169         51,660             --             --
Net unrealized appreciation (depreciation) on investment       (5,833)         8,647         22,633       (231,846)           803
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                  (1,068)        14,473       (197,427)      (268,910)           804
Net increase (decrease) in net assets resulting from
 operations                                               $    (1,224)   $    14,110    $  (210,835)   $  (277,501)   $       710
                                                          ===========    ===========    ===========    ===========    ===========

                                                           FEDERATED
                                                             FUND          FEDERATED
                                                           FOR U.S.          HIGH            VIP         VIP GROWTH
                                                          GOVERNMENT      INCOME BOND   CONTRAFUND(R)   OPPORTUNITIES   VIP GROWTH
                                                         SECURITIES II      FUND II       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $   120,671    $   112,730    $     3,402    $       712    $        --
Expenses
     Mortality, expense risk and administrative charges        39,418         12,069          7,098          3,541         13,397
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                   81,253        100,661         (3,696)        (2,829)       (13,397)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                8,547         (3,241)       (63,706)       (41,023)      (199,995)
Net realized gain distribution from Fund                           --             --         13,610             --         61,046
Net unrealized appreciation (depreciation) on investment      165,360       (114,648)       (14,196)       (17,241)       (86,363)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                 173,907       (117,889)       (64,292)       (58,264)      (225,312)
Net increase (decrease) in net assets resulting from
 operations                                               $   255,160    $   (17,228)   $   (67,988)   $   (61,093)   $  (238,709)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                          TEMPLETON
                                                            MUTUAL         TEMPLETON     DEVELOPING      TEMPLETON      TEMPLETON
                                                            SHARES           ASSET         MARKETS        GROWTH      INTERNATIONAL
                                                          SECURITIES       STRATEGY      SECURITIES     SECURITIES     SECURITIES
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $    15,507    $     5,639    $     3,913    $   243,671    $    51,587
Expenses
     Mortality, expense risk and administrative charges         8,585          3,664          4,261         13,977         18,140
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                    6,922          1,975           (348)       229,694         33,447
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions                  711            641          1,249          5,731          2,632
Net realized gain distribution from Fund                       52,134         40,390             --         27,155        405,725
Net unrealized appreciation (depreciation) on investment      (18,759)       (85,540)       (42,779)      (266,677)      (750,640)
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                                  34,086        (44,509)       (41,530)      (233,791)      (342,283)
Net increase (decrease) in net assets resulting from
 operations                                               $    41,008    $   (42,534)   $   (41,878)   $    (4,097)   $  (308,836)
                                                          ===========    ===========    ===========    ===========    ===========

                                                                             WANGER        WANGER
                                                          TECHNOLOGY        FOREIGN     INTERNATIONAL     WANGER       WANGER U.S.
                                                           PORTFOLIO         FORTY        SMALL CAP       TWENTY        SMALL CAP
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
Investment income
     Distributions                                        $        --    $     1,950    $        --    $        --    $     7,126
Expenses
     Mortality, expense risk and administrative charges        27,596         14,212         59,945          9,234        112,944
                                                          -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                                  (27,596)       (12,262)       (59,945)        (9,234)      (105,818)
                                                          -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) from share transactions              (57,062)          (181)         6,249          6,983        (21,414)
Net realized gain distribution from Fund                           --        125,143      1,987,812             --             --
Net unrealized appreciation (depreciation) on investment   (2,134,237)      (666,748)    (3,597,334)        99,202      1,404,339
                                                          -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investment                              (2,191,299)      (541,786)    (1,603,273)       106,185      1,382,925
Net increase (decrease) in net assets resulting from
 operations                                               $(2,218,895)   $  (554,048)   $(1,663,218)   $    96,951    $ 1,277,107
                                                          ===========    ===========    ===========    ===========    ===========

Footnotes for Statement of Operations
For the period ended December 31, 2001

(1) From inception February 1, 2001 to December 31, 2001
(2) From inception May 2, 2001 to December 31, 2001
(3) From inception May 10, 2001 to December 31, 2001
(4) From inception November 7, 2001 to December 31, 2001
(5) From inception November 9, 2001 to December 31, 2001
(6) From inception November 14, 2001 to December 31, 2001
(7) From inception November 15, 2001 to December 31, 2001
(8) From inception December 14, 2001 to December 31, 2001


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                        PHOENIX-
                                                                                                        ALLIANCE/
                                                           PHOENIX-       PHOENIX-      PHOENIX-AIM     BERNSTEIN      PHOENIX-
                                                           ABERDEEN     ABERDEEN NEW      MID-CAP       GROWTH +       DEUTSCHE
                                                         INTERNATIONAL      ASIA          EQUITY          VALUE         DOW 30
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT(5)  SUBACCOUNT(8)   SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $   (48,589)   $     8,898    $       (17)   $       371    $     9,584
      Net realized gain (loss)                                131,420         (3,542)            --             --         (3,781)
      Net unrealized appreciation (depreciation)           (1,618,908)       (11,655)           971          2,475       (144,950)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations    (1,536,077)        (6,299)           954          2,846       (139,147)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                  2,757,439        205,696          1,015             29        657,609
      Participant transfers                                   830,981         (6,225)        25,553        473,390      1,315,380
      Participant withdrawals                                (142,692)       (27,185)            (2)            --        (59,068)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                       3,445,728        172,286         26,566        473,419      1,913,921
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                 1,909,651        165,987         27,520        476,265      1,774,774
NET ASSETS
      Beginning of period                                   3,938,880        461,849             --             --      1,033,925
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 5,848,531    $   627,836    $    27,520    $   476,265    $ 2,808,699
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                                                       PHOENIX-
                                                           PHOENIX-     PHOENIX-DUFF &    PHOENIX-      PHOENIX-       ENGEMANN
                                                           DEUTSCHE      PHELPS REAL      ENGEMANN      ENGEMANN        SMALL &
                                                          NASDAQ-100        ESTATE        CAPITAL         NIFTY         MID-CAP
                                                           INDEX(R)       SECURITIES      GROWTH          FIFTY         GROWTH
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $    (2,803)   $    77,284    $  (133,424)   $   (28,744)   $   (13,869)
      Net realized gain (loss)                                  1,087         28,455         55,696        (62,160)       (18,952)
      Net unrealized appreciation (depreciation)               (6,706)        51,065     (7,253,442)    (1,474,541)      (339,743)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations        (8,422)       156,804     (7,331,170)    (1,565,445)      (372,564)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                    343,313        740,099      5,477,028        480,051      1,793,056
      Participant transfers                                   299,495        344,945      2,052,684        200,853        359,244
      Participant withdrawals                                  (2,889)      (533,932)    (1,106,461)      (124,683)       (17,921)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                         639,919        551,112      6,423,251        556,221      2,134,379
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                   631,497        707,916       (907,919)    (1,009,224)     1,761,815
NET ASSETS
      Beginning of period                                      44,399      2,059,046     15,646,297      3,885,601        278,814
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $   675,896    $ 2,766,962    $14,738,378    $ 2,876,377    $ 2,040,629
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                         PHOENIX-                     PHOENIX-J.P
                                                           PHOENIX-       PHOENIX-        GOODWIN        PHOENIX-       MORGAN
                                                        FEDERATED U.S.     GOODWIN     MULTI-SECTOR     HOLLISTER      RESEARCH
                                                          GOVERNMENT       MONEY          FIXED           VALUE        ENHANCED
                                                             BOND          MARKET         INCOME         EQUITY          INDEX
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $    47,616    $   239,237    $   345,953    $     6,246    $    (6,459)
      Net realized gain (loss)                                 36,545             --            382         55,443        (15,671)
      Net unrealized appreciation (depreciation)              (37,183)            --       (159,668)    (1,310,455)      (471,915)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations        46,978        239,237        186,667     (1,248,766)      (494,045)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                    100,487      9,711,782      1,675,822      5,012,104        546,922
      Participant transfers                                   299,287     (6,022,655)     1,551,983      3,599,638        594,102
      Participant withdrawals                                 (48,476)    (1,537,807)      (234,710)      (150,938)      (133,288)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                         351,298      2,151,320      2,993,095      8,460,804      1,007,736
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                   398,276      2,390,557      3,179,762      7,212,038        513,691
NET ASSETS
      Beginning of period                                     873,800      8,612,401      2,455,337      3,066,388      3,236,943
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 1,272,076    $11,002,958    $ 5,635,099    $10,278,426    $ 3,750,634
                                                          ===========    ===========    ===========    ===========    ===========

                                                                           PHOENIX-                    PHOENIX-MFS
                                                           PHOENIX-         JANUS        PHOENIX-       INVESTORS     PHOENIX-MFS
                                                             JANUS        FLEXIBLE         JANUS          GROWTH       INVESTORS
                                                          CORE EQUITY      INCOME         GROWTH          STOCK          TRUST
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(6)  SUBACCOUNT(5)
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $    (4,385)   $   110,683    $   (92,858)   $       (13)   $       (13)
      Net realized gain (loss)                                 18,202         27,405        (83,710)            --             --
      Net unrealized appreciation (depreciation)             (399,667)        (5,152)    (2,731,641)           202            156
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations      (385,850)       132,936     (2,908,209)           189            143
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                  1,274,073        870,328      5,067,990          1,128             --
      Participant transfers                                   640,184      1,248,143      2,684,581         17,556         13,305
      Participant withdrawals                                 (33,486)      (150,162)      (344,267)            --             (4)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                       1,880,771      1,968,309      7,408,304         18,684         13,301
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                 1,494,921      2,101,245      4,500,095         18,873         13,444
NET ASSETS
      Beginning of period                                   2,326,419      1,398,339      7,152,206             --             --
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 3,821,340    $ 3,499,584    $11,652,301    $    18,873    $    13,444
                                                          ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     For the period ended December 31, 2001
                                  (Continued)

                                                                          PHOENIX-
                                                                            MORGAN                      PHOENIX-       PHOENIX-
                                                                           STANLEY       PHOENIX-       OAKHURST       OAKHURST
                                                          PHOENIX-MFS       FOCUS        OAKHURST      GROWTH AND      STRATEGIC
                                                             VALUE         EQUITY        BALANCED        INCOME       ALLOCATION
                                                         SUBACCOUNT(7)   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $       576    $   (12,531)   $   116,998    $   (32,240)   $    96,956
      Net realized gain (loss)                                     14        (12,000)       130,604        (76,293)        92,069
      Net unrealized appreciation (depreciation)                4,436       (194,734)      (106,751)      (811,676)      (115,871)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations         5,026       (219,265)       140,851       (920,209)        73,154
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                     33,607      1,323,158      2,548,912      3,594,581      2,084,501
      Participant transfers                                   351,032        385,585      2,722,270      1,955,882      1,600,410
      Participant withdrawals                                      --         (3,005)      (276,341)      (462,579)      (362,463)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                         384,639      1,705,738      4,994,841      5,087,884      3,322,448
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                   389,665      1,486,473      5,135,692      4,167,675      3,395,602
NET ASSETS
      Beginning of period                                          --        238,135      3,416,966      5,997,542      3,512,550
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $   389,665    $ 1,724,608    $ 8,552,658    $10,165,217    $ 6,908,152
                                                          ===========    ===========    ===========    ===========    ===========

                                                           PHOENIX-        PHOENIX-      PHOENIX-
                                                            SANFORD        SANFORD        SANFORD       PHOENIX-       PHOENIX-
                                                           BERNSTEIN      BERNSTEIN      BERNSTEIN       SENECA         SENECA
                                                            GLOBAL         MID-CAP       SMALL-CAP       MID-CAP       STRATEGIC
                                                             VALUE          VALUE          VALUE         GROWTH          THEME
                                                         SUBACCOUNT(1)   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $     1,218    $    12,636    $     2,989    $   (62,304)   $   (70,373)
      Net realized gain (loss)                                    447         17,832         13,427        (71,025)       115,075
      Net unrealized appreciation (depreciation)              (11,039)       324,582         44,129     (1,900,826)    (2,672,907)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations        (9,374)       355,050         60,545     (2,034,155)    (2,628,205)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                    111,713        746,043        353,544      2,101,054      1,852,024
      Participant transfers                                   173,806      1,168,390        671,428      2,463,258      1,215,913
      Participant withdrawals                                  (2,067)       (40,506)        (9,415)      (186,819)      (344,806)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                         283,452      1,873,927      1,015,557      4,377,493      2,723,131
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                   274,078      2,228,977      1,076,102      2,343,338         94,926
NET ASSETS
      Beginning of period                                          --        607,125          7,565      5,162,870      7,484,482
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $   274,078    $ 2,836,102    $ 1,083,667    $ 7,506,208    $ 7,579,408
                                                          ===========    ===========    ===========    ===========    ===========

                                                                                           ALGER
                                                                                          AMERICAN       DEUTSCHE
                                                           AIM V.I.                      LEVERAGED     VIT EAFE(R)   DEUTSCHE VIT
                                                            CAPITAL        AIM V.I.       ALLCAP         EQUITY       EQUITY 500
                                                         APPRECIATION       VALUE        PORTFOLIO        INDEX          INDEX
                                                         SUBACCOUNT(3)   SUBACCOUNT(2)   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(4)
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $      (156)   $      (363)   $   (13,408)   $    (8,591)   $       (94)
      Net realized gain (loss)                                  4,765          5,826       (220,060)       (37,064)             1
      Net unrealized appreciation (depreciation)               (5,833)         8,647         22,633       (231,846)           803
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations        (1,224)        14,110       (210,835)      (277,501)           710
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                     23,695         58,481        673,079        157,321             --
      Participant transfers                                    40,679        214,597        834,977        393,648        122,025
      Participant withdrawals                                      --         (2,243)       (27,558)        (6,334)            (4)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                          64,374        270,835      1,480,498        544,635        122,021
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                    63,150        284,945      1,269,663        267,134        122,731
NET ASSETS
      Beginning of period                                          --             --        722,172        768,267             --
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $    63,150    $   284,945    $ 1,991,835    $ 1,035,401    $   122,731
                                                          ===========    ===========    ===========    ===========    ===========

                                                           FEDERATED
                                                         FUND FOR U.S.     FEDERATED        VIP        VIP GROWTH
                                                          GOVERNMENT     HIGH INCOME    CONTRAFUND(R) OPPORTUNITIES   VIP GROWTH
                                                         SECURITIES II  BOND FUND II     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $    81,253    $   100,661    $    (3,696)   $    (2,829)   $   (13,397)
      Net realized gain (loss)                                  8,547         (3,241)       (50,096)       (41,023)      (138,949)
      Net unrealized appreciation (depreciation)              165,360       (114,648)       (14,196)       (17,241)       (86,363)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations       255,160        (17,228)       (67,988)       (61,093)      (238,709)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                  2,137,031        371,093        450,952        111,736        734,477
      Participant transfers                                 2,379,489        389,866        443,700        180,012        827,689
      Participant withdrawals                                (311,626)       (90,696)       (26,930)       (17,380)       (64,980)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                       4,204,894        670,263        867,722        274,368      1,497,186
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                 4,460,054        653,035        799,734        213,275      1,258,477
NET ASSETS
      Beginning of period                                   2,125,475        916,897        444,793        225,781        744,248
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 6,585,529    $ 1,569,932    $ 1,244,527    $   439,056    $ 2,002,725
                                                          ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                         TEMPLETON
                                                            MUTUAL        TEMPLETON     DEVELOPING      TEMPLETON      TEMPLETON
                                                            SHARES          ASSET         MARKETS        GROWTH      INTERNATIONAL
                                                          SECURITIES      STRATEGY      SECURITIES     SECURITIES     SECURITIES
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $     6,922    $     1,975    $      (348)   $   229,694    $    33,447
      Net realized gain (loss)                                 52,845         41,031          1,249         32,886        408,357
      Net unrealized appreciation (depreciation)              (18,759)       (85,540)       (42,779)      (266,677)      (750,640)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations        41,008        (42,534)       (41,878)        (4,097)      (308,836)
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                    434,528         65,522        130,788        661,252      1,301,139
      Participant transfers                                   701,125         36,365         (4,402)       801,436        944,348
      Participant withdrawals                                 (36,307)        (2,934)        (9,646)       (47,968)       (71,947)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                       1,099,346         98,953        116,740      1,414,720      2,173,540
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                 1,140,354         56,419         74,862      1,410,623      1,864,704
NET ASSETS
      Beginning of period                                     473,543        395,011        401,867      1,013,270      1,325,949
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 1,613,897    $   451,430    $   476,729    $ 2,423,893    $ 3,190,653
                                                          ===========    ===========    ===========    ===========    ===========

                                                                           WANGER         WANGER
                                                          TECHNOLOGY       FOREIGN     INTERNATIONAL     WANGER       WANGER U.S.
                                                           PORTFOLIO       FORTY         SMALL CAP       TWENTY        SMALL CAP
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                          -----------    -----------    -----------    -----------    -----------
FROM OPERATIONS
      Net investment income (loss)                        $   (27,596)   $   (12,262)   $   (59,945)   $    (9,234)   $  (105,818)
      Net realized gain (loss)                                (57,062)       124,962      1,994,061          6,983        (21,414)
      Net unrealized appreciation (depreciation)           (2,134,237)      (666,748)    (3,597,334)        99,202      1,404,339
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) resulting from operations    (2,218,895)      (554,048)    (1,663,218)        96,951      1,277,107
                                                          -----------    -----------    -----------    -----------    -----------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                  1,073,759        374,829      2,156,274        329,676      3,870,556
      Participant transfers                                 1,258,988        487,474        879,816         29,242      2,532,315
      Participant withdrawals                                 (52,620)       (54,311)      (271,070)       (71,901)      (328,570)
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting
        from participant transactions                       2,280,127        807,992      2,765,020        287,017      6,074,301
                                                          -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets                    61,232        253,944      1,101,802        383,968      7,351,408
NET ASSETS
      Beginning of period                                   3,025,566      1,471,422      5,734,672        835,537      8,187,393
                                                          -----------    -----------    -----------    -----------    -----------
      End of period                                       $ 3,086,798    $ 1,725,366    $ 6,836,474    $ 1,219,505    $15,538,801
                                                          ===========    ===========    ===========    ===========    ===========

Footnotes For Statements of Changes in Net Assets
For the period ended December 31, 2001

(1) From inception February 1, 2001 to December 31, 2001
(2) From inception May 2, 2001 to December 31, 2001
(3) From inception May 10, 2001 to December 31, 2001
(4) From inception November 7, 2001 to December 31, 2001
(5) From inception November 9, 2001 to December 31, 2001
(6) From inception November 14, 2001 to December 31, 2001
(7) From inception November 15, 2001 to December 31, 2001
(8) From inception December 14, 2001 to December 31, 2001


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                       GOODWIN
                                                                     GOODWIN         ENGEMANN       MULTI-SECTOR        OAKHURST
                                                                      MONEY           CAPITAL           FIXED           STRATEGIC
                                                                     MARKET           GROWTH           INCOME          ALLOCATION
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $    205,271     $    (81,421)    $    110,521     $     44,061
      Net realized gain (loss)                                              --          419,054              (14)         331,679
      Net unrealized appreciation (depreciation)                            --       (3,363,967)         (17,044)        (400,974)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                205,271       (3,026,334)          93,463          (25,234)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                          18,158,192       12,894,285          815,980        2,143,252
      Participant transfers                                        (12,031,562)       4,120,341        1,241,367        1,002,477
      Participant withdrawals                                         (326,616)        (213,908)         (78,833)         (50,592)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                5,800,014       16,800,718        1,978,514        3,095,137
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                          6,005,285       13,774,384        2,071,977        3,069,903
NET ASSETS
      Beginning of period                                            2,607,116        1,871,913          383,360          442,647
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $  8,612,401     $ 15,646,297     $  2,455,337     $  3,512,550
                                                                  ============     ============     ============     ============

                                                                                                    DUFF & PHELPS        SENECA
                                                                    ABERDEEN         OAKHURST        REAL ESTATE        STRATEGIC
                                                                  INTERNATIONAL      BALANCED        SECURITIES           THEME
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $      8,997     $     45,253     $     40,575     $    (37,834)
      Net realized gain (loss)                                         266,754          310,372            1,049        1,004,576
      Net unrealized appreciation (depreciation)                      (693,375)        (387,651)         284,881       (2,572,021)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations               (417,624)         (32,026)         326,505       (1,605,279)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                           1,757,942        2,798,349        1,502,379        4,671,805
      Participant transfers                                          1,986,076          435,669          243,626        3,819,874
      Participant withdrawals                                          (51,304)         (56,488)         (27,875)        (150,398)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                3,692,714        3,177,530        1,718,130        8,341,281
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                          3,275,090        3,145,504        2,044,635        6,736,002
NET ASSETS
      Beginning of period                                              663,790          271,462           14,411          748,480
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $  3,938,880     $  3,416,966     $  2,059,046     $  7,484,482
                                                                  ============     ============     ============     ============

                                                                                     RESEARCH                            SENECA
                                                                    ABERDEEN         ENHANCED         ENGEMANN           MID-CAP
                                                                    NEW ASIA           INDEX         NIFTY FIFTY         GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $      9,603     $      1,536     $    (24,143)    $    (20,348)
      Net realized gain (loss)                                             (60)          85,422            2,227          379,392
      Net unrealized appreciation (depreciation)                       (55,179)        (438,378)        (810,438)        (625,501)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                (45,636)        (351,420)        (832,354)        (266,457)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             265,629        1,364,860        2,139,731        2,973,118
      Participant transfers                                            146,059        1,204,735        1,813,621        2,328,897
      Participant withdrawals                                           (1,278)        (122,294)         (72,701)         (36,425)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  410,410        2,447,301        3,880,651        5,265,590
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            364,774        2,095,881        3,048,297        4,999,133
NET ASSETS
      Beginning of period                                               97,075        1,141,062          837,304          163,737
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    461,849     $  3,236,943     $  3,885,601     $  5,162,870
                                                                  ============     ============     ============     ============

                                                                                                       SANFORD
                                                                    OAKHURST                          BERNSTEIN
                                                                   GROWTH AND        HOLLISTER         MID-CAP         WANGER U.S.
                                                                     INCOME        VALUE EQUITY         VALUE           SMALL CAP
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $     (4,398)    $      3,777     $      2,064     $    (33,791)
      Net realized gain (loss)                                          23,458          220,098              222          226,939
      Net unrealized appreciation (depreciation)                      (405,937)         132,762           58,076          (99,280)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations               (386,877)         356,637           60,362           93,868
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                           2,609,437        1,414,511          352,133        4,340,933
      Participant transfers                                          3,084,635        1,142,592          171,523        2,904,586
      Participant withdrawals                                         (172,166)          (7,889)          (1,445)         (71,451)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                5,521,906        2,549,214          522,211        7,174,068
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                          5,135,029        2,905,851          582,573        7,267,936
NET ASSETS
      Beginning of period                                              862,513          160,537           24,552          919,457
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $  5,997,542     $  3,066,388     $    607,125     $  8,187,393
                                                                  ============     ============     ============     ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                     WANGER          TEMPLETON
                                                                  INTERNATIONAL        ASSET          TEMPLETON         TEMPLETON
                                                                    SMALL CAP        STRATEGY          GROWTH         INTERNATIONAL
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $    (35,026)    $        (67)    $     (3,041)    $      1,727
      Net realized gain (loss)                                         210,747            6,036            8,352           56,529
      Net unrealized appreciation (depreciation)                    (2,103,646)           1,025           42,704          (58,577)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations             (1,927,925)           6,994           48,015             (321)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                           4,317,302          355,617          450,653          770,665
      Participant transfers                                          2,642,209            3,415          422,193          322,130
      Participant withdrawals                                          (83,892)            (552)            (872)          (4,431)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                6,875,619          358,480          871,974        1,088,364
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                          4,947,694          365,474          919,989        1,088,043
NET ASSETS
      Beginning of period                                              786,978           29,537           93,281          237,906
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $  5,734,672     $    395,011     $  1,013,270     $  1,325,949
                                                                  ============     ============     ============     ============

                                                                    TEMPLETON         MUTUAL                             WANGER
                                                                   DEVELOPING         SHARES           WANGER            FOREIGN
                                                                     MARKETS        INVESTMENTS        TWENTY             FORTY
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $     (1,233)    $       (520)    $     (3,937)    $     (6,400)
      Net realized gain (loss)                                            (189)           6,368            8,421           13,167
      Net unrealized appreciation (depreciation)                       (95,747)          40,051           47,208         (136,361)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                (97,169)          45,899           51,692         (129,594)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             337,375          304,901          519,850          875,091
      Participant transfers                                             90,133           94,361          222,851          681,759
      Participant withdrawals                                           (1,176)          (4,228)          (7,467)          (3,013)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  426,332          395,034          735,234        1,553,837
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            329,163          440,933          786,926        1,424,243
NET ASSETS
      Beginning of period                                               72,704           32,610           48,611           47,179
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    401,867     $    473,543     $    835,537     $  1,471,422
                                                                  ============     ============     ============     ============

                                                                                                     FEDERATED         FEDERATED
                                                                   EAFE EQUITY     BANKERS TRUST     U.S. GOV'T        HIGH INCOME
                                                                      INDEX        DOW 30 SERIES    SECURITIES II     BOND FUND II
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  ------------     ------------     ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                $     (3,264)    $      3,517     $     12,005     $     15,422
      Net realized gain (loss)                                          12,660           13,485              467             (202)
      Net unrealized appreciation (depreciation)                       (82,406)          (8,217)         109,953          (79,373)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                (73,010)           8,785          122,425          (64,153)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             237,404          323,096          513,484          259,843
      Participant transfers                                            546,933          709,378        1,374,740          661,479
      Participant withdrawals                                           (2,714)          (7,635)         (28,902)         (29,907)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  781,623        1,024,839        1,859,322          891,415
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            708,613        1,033,624        1,981,747          827,262
NET ASSETS
      Beginning of period                                               59,654              301          143,728           89,635
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    768,267     $  1,033,925     $  2,125,475     $    916,897
                                                                  ============     ============     ============     ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                    FEDERATED          JANUS                              JANUS
                                                                   U.S. GOV'T         EQUITY            JANUS           FLEXIBLE
                                                                   BOND SERIES        INCOME           GROWTH            INCOME
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(1)
FROM OPERATIONS
      Net investment income (loss)                                $     19,370     $      2,323     $    (22,469)    $     46,489
      Net realized gain (loss)                                            (340)         (19,639)          (2,060)              77
      Net unrealized appreciation (depreciation)                        31,777          (98,235)      (1,112,058)           8,472
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                 50,807         (115,551)      (1,136,587)          55,038
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             303,917          951,566        4,544,672          609,973
      Participant transfers                                            527,743        1,514,852        3,741,044          767,138
      Participant withdrawals                                          (12,911)         (24,750)         (36,271)         (33,810)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  818,749        2,441,668        8,249,445        1,343,301
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            869,556        2,326,117        7,112,858        1,398,339
NET ASSETS
      Beginning of period                                                4,244              302           39,348               --
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    873,800     $  2,326,419     $  7,152,206     $  1,398,339
                                                                  ============     ============     ============     ============

                                                                     MORGAN
                                                                     STANLEY
                                                                      FOCUS
                                                                     EQUITY         TECHNOLOGY      FIDELITY VIP      FIDELITY VIP
                                                                     SERIES          PORTFOLIO       CONTRAFUND          GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(2)     SUBACCOUNT(3)
FROM OPERATIONS
      Net investment income (loss)                                $     (1,235)    $    (17,073)    $       (754)    $       (784)
      Net realized gain (loss)                                          (2,556)           3,526             (480)          (1,281)
      Net unrealized appreciation (depreciation)                       (43,612)      (1,347,637)          (8,018)         (44,576)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                (47,403)      (1,361,184)          (9,252)         (46,641)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             144,686        1,973,041          283,372          541,059
      Participant transfers                                            140,551        2,435,950          171,678          249,830
      Participant withdrawals                                               --          (22,544)          (1,005)              --
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  285,237        4,386,447          454,045          790,889
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            237,834        3,025,263          444,793          744,248
NET ASSETS
      Beginning of period                                                  301              303               --               --
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    238,135     $  3,025,566     $    444,793     $    744,248
                                                                  ============     ============     ============     ============

                                                                                       ALGER          ENGEMANN          BANKERS
                                                                    FIDELITY         AMERICAN          SMALL &           Trust
                                                                   VIP GROWTH        LEVERAGED         MID-CAP         NASDAQ 100
                                                                  OPPORTUNITIES       ALLCAP           GROWTH           INDEX(R)
                                                                 SUBACCOUNT(4)     SUBACCOUNT(5)    SUBACCOUNT(6)    SUBACCOUNT(7)
FROM OPERATIONS
      Net investment income (loss)                                $       (340)    $     (1,465)    $       (341)    $        (65)
      Net realized gain (loss)                                             (49)          (3,253)             161               --
      Net unrealized appreciation (depreciation)                       (12,822)        (117,377)         (16,686)         (11,656)
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) resulting from operations                (13,211)        (122,095)         (16,866)         (11,721)
                                                                  ------------     ------------     ------------     ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                             118,461          317,634          199,958           26,950
      Participant transfers                                            122,047          528,132           95,882           29,170
      Participant withdrawals                                           (1,516)          (1,499)            (160)              --
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                  238,992          844,267          295,680           56,120
                                                                  ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets                            225,781          722,172          278,814           44,399
NET ASSETS
      Beginning of period                                                   --               --               --               --
                                                                  ------------     ------------     ------------     ------------
      End of period                                               $    225,781     $    722,172     $    278,814     $     44,399
                                                                  ============     ============     ============     ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                     SANFORD
                                                                 BERNSTEIN SMALL
                                                                    CAP VALUE
                                                                 SUBACCOUNT (8)
FROM OPERATIONS
      Net investment income (loss)                                $         15
      Net realized gain (loss)                                              22
      Net unrealized appreciation (depreciation)                           552
                                                                  ------------
      Net increase (decrease) resulting from operations                    589
                                                                  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits                                               6,976
      Participant transfers                                                 --
      Participant withdrawals                                               --
                                                                  ------------
      Net increase (decrease) in net assets resulting
        from participant transactions                                    6,976
                                                                  ------------
      Net increase (decrease) in net assets                              7,565
NET ASSETS
      Beginning of period                                                   --
                                                                  ------------
      End of period                                               $      7,565
                                                                  ============

(1) From inception February 15, 2000 to December 31, 2000
(2) From inception June 9, 2000 to December 31, 2000
(3) From inception June 28, 2000 to December 31, 2000
(4) From inception June 9, 2000 to December 31, 2000
(5) From inception June 9, 2000 to December 31, 2000
(6) From inception August 25, 2000 to December 31, 2000
(7) From inception September 20, 2000 to December 31, 2000
(8) From inception December 8, 2000 to December 31, 2000


                       See Notes to Financial Statements

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Option 1)) (the "Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix") (See Note 9). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of PHL Variable.

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen International Series    High total return consistent with
                                         reasonable risk.
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen New Asia Series         Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-AIM Mid-Cap Equity Series        Long-term growth of capital.
---------------------------------------  ---------------------------------------
Phoenix-Alliance/Bernstein Growth +      Long-term capital growth.
Value Series
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Dow 30 Series           Track the total return of the Dow Jones
(formerly, Phoenix-Bankers Trust Dow 30  Industrial Average(SM) before fund
Series)                                  expenses.
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)     Track the total return of the
Series (formerly, Phoenix-Bankers        Nasdaq-100 Index(R) before fund
Trust Nasdaq-100(R) Series)              expenses.
---------------------------------------  ---------------------------------------
Phoenix-Duff & Phelps Real Estate        Capital appreciation and income with
Securities Series                        approximately equal emphasis.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Capital Growth Series   Intermediate and long-term growth of
(see Note 10)                            capital, with income as a secondary
                                         consideration.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Nifty Fifty Series      Long-term capital appreciation.
(see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth  Long-term growth of capital.
Series
---------------------------------------  ---------------------------------------
Phoenix-Federated U.S. Government Bond   High total return.
Series (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Money Market Series      High level of current income consistent
                                         with capital preservation and
                                         liquidity.
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Multi-Sector Fixed       Long-term total return.
Income Series
---------------------------------------  ---------------------------------------
Phoenix-Hollister Value Equity Series    Long-term capital appreciation and a
                                         secondary investment objective of
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-J.P. Morgan Research Enhanced    High total return.
Index Series
---------------------------------------  ---------------------------------------
Phoenix-Janus Core Equity Series         Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income
Series) (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Janus Flexible Income Series     Maximum total return consistent with
                                         the preservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Janus Growth Series (see Note    Long-term capital growth in a manner
10)                                      consistent with the preservation of
                                         capital.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Growth Stock       Long-term growth of capital and future
Series                                   income rather than current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Trust Series       Long-term growth of capital and
                                         secondarily to provide reasonable
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Value Series                 Capital appreciation and reasonable
                                         income.
---------------------------------------  ---------------------------------------
Phoenix-Morgan Stanley Focus Equity      Capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Balanced Series (see    Reasonable income, long-term capital
Note 10)                                 growth and conservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Growth and Income       Dividend growth, current income and
Series                                   capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Strategic Allocation    High total return over an extended
Series (see Note 10)                     period of time consistent with prudent
                                         investment risk.
---------------------------------------  ---------------------------------------

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Global Value   Long-term capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value  Long-term capital appreciation with
Series                                   current income as the secondary
                                         investment objective.
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Small-Cap      Long-term capital appreciation. Current
Value Series                             income is a secondary investment
                                         objective.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Mid-Cap Growth Series     Capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Strategic Theme Series    Long-term appreciation of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Capital Appreciation Fund       Growth of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Value Fund                      Long-term growth of capital.
---------------------------------------  ---------------------------------------
Alger American Leveraged AllCap          Long-term capital appreciation.
Portfolio
---------------------------------------  ---------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund   Replicate, before expenses, the
                                         performance of the Morgan Stanley
                                         Capital International EAFE(R) Index.
---------------------------------------  ---------------------------------------
Deutsche VIT Equity 500 Index Fund       Replicate, before expenses, the
                                         performance of the Standard & Poor's
                                         500 Composite Stock Price Index.
---------------------------------------  ---------------------------------------
Federated Fund for U.S. Government       Current income.
Securities II (see Note 10)
---------------------------------------  ---------------------------------------
Federated High Income Bond Fund II       High current income.
---------------------------------------  ---------------------------------------
VIP Contrafund(R) Portfolio              Long-term capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Opportunities Portfolio       Capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Portfolio                     Capital growth.
---------------------------------------  ---------------------------------------
Mutual Shares Securities Fund            Capital appreciation with income as a
                                         secondary objective.
---------------------------------------  ---------------------------------------
Templeton Asset Strategy Fund            High level of total return.
---------------------------------------  ---------------------------------------
Templeton Developing Markets Securities  Long-term capital appreciation.
Fund
---------------------------------------  ---------------------------------------
Templeton Growth Securities Fund         Long-term capital growth.
---------------------------------------  ---------------------------------------
Templeton International Securities Fund  Long-term capital growth.
---------------------------------------  ---------------------------------------
Technology Portfolio                     Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Wanger Foreign Forty                     Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger International Small Cap           Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger Twenty                            Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger U.S. Small Cap                    Long-term capital growth.
---------------------------------------  ---------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                        PURCHASES       SALES
----------                                                       -----------   -----------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                       $ 4,965,798   $ 1,403,607
     Phoenix-Aberdeen New Asia Series                                268,490        87,148
     Phoenix-AIM Mid-Cap Equity Series(5)                             26,569             4
     Phoenix-Alliance/Bernstein Growth + Value Series(8)             473,995            70
     Phoenix-Deutsche Dow 30 Series                                2,476,950       517,134
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                     732,379        94,747
     Phoenix-Duff & Phelps Real Estate Securities Series           1,566,021       937,029
     Phoenix-Engemann Capital Growth Series                       10,550,191     3,909,149
     Phoenix-Engemann Nifty Fifty Series                           1,178,876       652,257
     Phoenix-Engemann Small & Mid-Cap Growth Series                3,071,483       949,603
     Phoenix-Federated U.S. Government Bond Series                   686,991       252,582
     Phoenix-Goodwin Money Market Series                          29,671,756    27,278,575
     Phoenix-Goodwin Multi-Sector Fixed Income Series              4,161,726       820,267
     Phoenix-Hollister Value Equity Series                         9,798,798     1,278,161
     Phoenix-J.P. Morgan Research Enhanced Index Series            2,491,444     1,465,752
     Phoenix-Janus Core Equity Series                              3,415,451     1,537,725
     Phoenix-Janus Flexible Income Series                          2,980,293       873,729
     Phoenix-Janus Growth Series                                   9,010,038     1,691,054
     Phoenix-MFS Investors Growth Stock Series(6)                     18,684            --
     Phoenix-MFS Investors Trust Series(5)                            13,305             6
     Phoenix-MFS Value Series(7)                                     389,996         4,649
     Phoenix-Morgan Stanley Focus Equity Series                    2,052,856       358,480
     Phoenix-Oakhurst Balanced Series                              5,694,494       450,282
     Phoenix-Oakhurst Growth and Income Series                     6,860,009     1,778,619
     Phoenix-Oakhurst Strategic Allocation Series                  4,235,874       722,530
     Phoenix-Sanford Bernstein Global Value Series(1)                333,084        46,455
     Phoenix-Sanford Bernstein Mid-Cap Value Series                2,394,548       494,497
     Phoenix-Sanford Bernstein Small-Cap Value Series              1,127,285        96,398
     Phoenix-Seneca Mid-Cap Growth Series                          5,748,941     1,431,747
     Phoenix-Seneca Strategic Theme Series                         4,204,449     1,323,047

AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund(3)                            86,381        17,422
     AIM V.I. Value Fund(2)                                          295,768        19,911

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                     2,033,662       513,968

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund                          871,279       335,042
     Deutsche VIT Equity 500 Index Fund(4)                           122,025            27

Federated Insurance Series
     Federated Fund for U.S. Government Securities II              5,623,895     1,334,543
     Federated High Income Bond Fund II                            1,118,371       346,880

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                   1,161,415       283,132
     VIP Growth Opportunities Portfolio                              439,369       167,642
     VIP Growth Portfolio                                          2,008,688       462,654

Franklin Templeton Variable Insurance Products Trust--Class 2
     Mutual Shares Securities Fund                                 1,333,181       173,889
     Templeton Asset Strategy Fund                                   229,493        88,077
     Templeton Developing Markets Securities Fund                    218,215       101,741
     Templeton Growth Securities Fund                              1,912,036       239,402
     Templeton International Securities Fund                       3,007,360       393,269

The Universal Institutional Funds, Inc.
     Technology Portfolio                                          2,823,486       570,946

Wanger Advisors Trust
     Wanger Foreign Forty                                         10,225,442     9,304,290
     Wanger International Small Cap                               14,874,942    10,180,895
     Wanger Twenty                                                   562,374       284,281
     Wanger U.S. Small Cap                                         7,352,972     1,378,740

(1)  From inception February 1, 2001 to December 31, 2001
(2)  From inception May 2, 2001 to December 31, 2001
(3)  From inception May 10, 2001 to December 31, 2001
(4)  From inception November 7, 2001 to December 31, 2001
(5)  From inception November 9, 2001 to December 31, 2001
(6)  From inception November 14, 2001 to December 31, 2001
(7)  From inception November 15, 2001 to December 31, 2001
(8)  From inception December 14, 2001 to December 31, 2001

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:


                                                        PERIOD ENDED
                                                         12/31/2001
                                                        -----------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                     3,937,443
Unit Value, end of period                                 $1.485367
Net assets, end of period (thousands)                        $5,849
Expenses as a % of average net assets                          0.90%
Net investment income as a % of average net assets            (0.90%)
Total return                                                 (24.73%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                       321,746
Unit Value, end of period                                 $1.951338
Net assets, end of period (thousands)                          $628
Expenses as a % of average net assets                          0.90%
Net investment income as a % of average net assets             1.61%
Total return                                                   0.11%

PHOENIX-AIM MID CAP EQUITY SERIES(5)
Units                                                        12,934
Unit Value, end of period                                 $2.127752
Net assets, end of period (thousands)                           $28
Expenses as a % of average net assets                          0.90% (9)
Net investment income as a % of average net assets             (.88%)(9)
Total return                                                   6.15%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(8)
Units                                                       222,836
Unit Value, end of period                                 $2.137284
Net assets, end of period (thousands)                          $476
Expenses as a % of average net assets                          0.90%(9)
Net investment income as a % of average net assets             2.51%(9)
Total return                                                   2.94%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                     1,604,296
Unit Value, end of period                                 $1.750736
Net assets, end of period (thousands)                        $2,809
Expenses as a % of average net assets                          0.90%
Net investment income as a % of average net assets             0.44%
Total return                                                  (6.83%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                       814,367
Unit Value, end of period                                 $0.829966
Net assets, end of period (thousands)                          $676
Expenses as a % of average net assets                          0.90%
Net investment income as a % of average net assets            (0.90%)
Total return                                                 (33.68%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                       941,521
Unit Value, end of period                                 $2.938820
Net assets, end of period (thousands)                        $2,767
Expenses as a % of average net assets                          0.90%
Net investment income as a % of average net assets             3.20%
Total return                                                   5.66%

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     ------------
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                  11,519,963
Unit Value, end of period                               $1.279366
Net assets, end of period (thousands)                     $14,738
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets          (0.84%)
Total return                                               (35.17%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                   2,309,498
Unit Value, end of period                               $1.245426
Net assets, end of period (thousands)                      $2,876
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets          (0.90%)
Total return                                               (35.90%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                   1,794,881
Unit Value, end of period                               $1.136916
Net assets, end of period (thousands)                      $2,041
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets          (0.84%)
Total return                                               (27.39%)

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES
Units                                                     518,978
Unit Value, end of period                               $2.451120
Net assets, end of period (thousands)                      $1,272
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets           4.06%
Total return                                                 4.06%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                   5,007,814
Unit Value, end of period                               $2.197158
Net assets, end of period (thousands)                     $11,003
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets           2.73%
Total return                                                 2.88%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                   2,466,687
Unit Value, end of period                               $2.284481
Net assets, end of period (thousands)                      $5,635
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets           7.91%
Total return                                                 5.13%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                   3,920,557
Unit Value, end of period                               $2.621675
Net assets, end of period (thousands)                     $10,278
Expenses as a % of average net assets                        0.90%
Net investment income as a % of average net assets           0.09%
Total return                                               (18.70%)

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                  2,274,969
Unit Value, end of period                              $1.648653
Net assets, end of period (thousands)                     $3,751
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          0.18%
Total return                                              (12.70%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                  2,332,234
Unit Value, end of period                              $1.638489
Net assets, end of period (thousands)                     $3,821
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          0.13%
Total return                                              (12.43%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                  1,567,042
Unit Value, end of period                              $2.233242
Net assets, end of period (thousands)                     $3,500
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          4.36%
Total return                                                6.27%

PHOENIX-JANUS GROWTH SERIES
Units                                                  8,663,421
Unit Value, end of period                              $1.345000
Net assets, end of period (thousands)                    $11,652
Expenses as a % of average net assets                       0.90% (9)
Net investment income as a % of average net assets         (0.90%)(9)
Total return                                              (24.54%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(6)
Units                                                      8,842
Unit Value, end of period                              $2.134539
Net assets, end of period (thousands)                        $19
Expenses as a % of average net assets                       0.90% (9)
Net investment income as a % of average net assets         (0.90%)(9)
Total return                                                0.85%

PHOENIX-MFS INVESTORS TRUST SERIES(5)
Units                                                      6,458
Unit Value, end of period                              $2.081724
Net assets, end of period (thousands)                        $13
Expenses as a % of average net assets                       0.90% (9)
Net investment income as a % of average net assets         (0.95%)(9)
Total return                                                1.77%

PHOENIX-MFS VALUE SERIES(7)
Units                                                    184,564
Unit Value, end of period                              $2.111268
Net assets, end of period (thousands)                       $390
Expenses as a % of average net assets                       0.90%(9)
Net investment income as a % of average net assets          3.97%
Total return                                                2.25%

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                  1,185,720
Unit Value, end of period                              $1.454481
Net assets, end of period (thousands)                     $1,725
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.90%)
Total return                                              (15.85%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                  3,875,744
Unit Value, end of period                              $2.206713
Net assets, end of period (thousands)                     $8,553
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          1.88%
Total return                                                1.67%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                  5,556,852
Unit Value, end of period                              $1.829312
Net assets, end of period (thousands)                    $10,165
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.35%)
Total return                                               (9.00%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                  3,133,341
Unit Value, end of period                              $2.204724
Net assets, end of period (thousands)                     $6,908
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          1.75%
Total return                                                0.95%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(1)
Units                                                    151,583
Unit Value, end of period                              $1.808109
Net assets, end of period (thousands)                       $274
Expenses as a % of average net assets                       0.90%(9)
Net investment income as a % of average net assets          0.97%(9)
Total return                                               (9.59%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                    993,605
Unit Value, end of period                              $2.854356
Net assets, end of period (thousands)                     $2,836
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          0.79%
Total return                                               21.88%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                    436,905
Unit Value, end of period                              $2.480328
Net assets, end of period (thousands)                     $1,084
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          0.85%
Total return                                               14.71%

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                  3,245,728
Unit Value, end of period                              $2.312642
Net assets, end of period (thousands)                     $7,506
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.90%)
Total return                                              (25.96%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                  4,571,050
Unit Value, end of period                              $1.658133
Net assets, end of period (thousands)                     $7,579
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.90%)
Total return                                              (28.02%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(3)
Units                                                     35,572
Unit Value, end of period                              $1.775290
Net assets, end of period (thousands)                        $63
Expenses as a % of average net assets                       0.90% (9)
Net investment income as a % of average net assets         (0.90%)(9)
Total return                                              (11.24%)

AIM V.I. VALUE FUND(2)
Units                                                    160,449
Unit Value, end of period                              $1.775918
Net assets, end of period (thousands)                       $285
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.47%)
Total return                                              (11.20%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                  1,557,149
Unit Value, end of period                              $1.279155
Net assets, end of period (thousands)                     $1,992
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.91%)
Total return                                              (16.69%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                    724,284
Unit Value, end of period                              $1.429549
Net assets, end of period (thousands)                     $1,035
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.90%)
Total return                                              (25.37%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(4)
Units                                                     58,178
Unit Value, end of period                              $2.109585
Net assets, end of period (thousands)                       $123
Expenses as a % of average net assets                       0.90% (9)
Net investment income as a % of average net assets         (0.91%)(9)
Total return                                                1.65%

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   PERIOD ENDED
                                                                    12/31/2001
                                                                   -----------
FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                                2,790,667
Unit Value, end of period                                            $2.359840
Net assets, end of period (thousands)                                   $6,586
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                        1.87%
Total return                                                              6.06%

FEDERATED HIGH INCOME BOND FUND II
Units                                                                  850,378
Unit Value, end of period                                            $1.846158
Net assets, end of period (thousands)                                   $1,570
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                        7.52%
Total return                                                              0.47%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                                  758,715
Unit Value, end of period                                            $1.640310
Net assets, end of period (thousands)                                   $1,245
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                       (0.47%)
Total return                                                            (13.16%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                                  300,360
Unit Value, end of period                                            $1.461765
Net assets, end of period (thousands)                                     $439
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                       (0.72%)
Total return                                                            (15.22%)

VIP GROWTH PORTFOLIO
Units                                                                1,444,877
Unit Value, end of period                                            $1.386087
Net assets, end of period (thousands)                                   $2,003
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                       (0.90%)
Total return                                                            (18.47%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                                  676,162
Unit Value, end of period                                            $2.386848
Net assets, end of period (thousands)                                   $1,614
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                        0.73%
Total return                                                              6.08%

TEMPLETON ASSET STRATEGY FUND
Units                                                                  231,587
Unit Value, end of period                                            $1.949284
Net assets, end of period (thousands)                                     $451
Expenses as a % of average net assets                                     0.90%
Net investment income as a % of average net assets                        0.48%
Total return                                                            (10.76%)

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                    319,285
Unit Value, end of period                              $1.493112
Net assets, end of period (thousands)                       $477
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.08%)
Total return                                               (8.92%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                  1,022,506
Unit Value, end of period                              $2.370542
Net assets, end of period (thousands)                     $2,424
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         14.91%
Total return                                               (2.20%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                  1,794,618
Unit Value, end of period                              $1.777901
Net assets, end of period (thousands)                     $3,191
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets          1.65%
Total return                                              (16.76%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                  3,976,109
Unit Value, end of period                              $0.776341
Net assets, end of period (thousands)                     $3,087
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.89%)
Total return                                              (49.32%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                    794,005
Unit Value, end of period                              $2.172990
Net assets, end of period (thousands)                     $1,725
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.68%)
Total return                                              (27.28%)

WANGER INTERNATIONAL SMALL CAP
Units                                                  3,864,179
Unit Value, end of period                              $1.769192
Net assets, end of period (thousands)                     $6,836
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.88%)
Total return                                              (21.98%)

WANGER TWENTY
Units                                                    453,082
Unit Value, end of period                              $2.691578
Net assets, end of period (thousands)                     $1,220
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.91%)
Total return                                                8.11%

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
WANGER U.S. SMALL CAP
Units                                                  6,700,035
Unit Value, end of period                              $2.319212
Net assets, end of period (thousands)                    $15,539
Expenses as a % of average net assets                       0.90%
Net investment income as a % of average net assets         (0.85%)
Total return                                               10.38%



(1)  From inception February 1, 2001 to December 31, 2001
(2)  From inception May 2, 2001 to December 31, 2001
(3)  From inception May 10, 2001 to December 31, 2001
(4)  From inception November 7, 2001 to December 31, 2001
(5)  From inception November 9, 2001 to December 31, 2001
(6)  From inception November 14, 2001 to December 31, 2001
(7)  From inception November 15, 2001 to December 31, 2001
(8)  From inception December 14, 2001 to December 31, 2001
(9)  Annualized

                      THE PHOENIX EDGE(R) - VA (OPTION 1)
                      PHL VARIABLE ACCUMULATION ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                                SUBACCOUNT
                                        -----------------------------------------------------------------------------------------
                                                                                 PHOENIX-                               PHOENIX-
                                                                                ALLIANCE/                  PHOENIX-      DUFF &
                                          PHOENIX-     PHOENIX-   PHOENIX-AIM   BERNSTEIN     PHOENIX-     DEUTSCHE   PHELPS REAL
                                          ABERDEEN     ABERDEEN     MID-CAP       GROWTH      DEUTSCHE    NASDAQ-100     ESTATE
                                       INTERNATIONAL   NEW ASIA      EQUITY      + VALUE       DOW 30      INDEX(R)    SECURITIES
                                           SERIES       SERIES     SERIES(5)    SERIES(8)      SERIES       SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    1,996,189      236,950           --           --      550,245       35,490      740,306
Participant deposits                      1,601,223      103,928          487           14      357,277      382,479      264,914
Participant transfers                       431,986       (5,590)      12,448      222,822      728,159      404,393      122,566
Participant withdrawals                     (91,955)     (13,542)          (1)          --      (31,385)      (7,995)    (186,265)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          3,937,443      321,746       12,934      222,836    1,604,296      814,367      941,521
                                        =========================================================================================

                                                                    PHOENIX-                              PHOENIX-
                                          PHOENIX-                  ENGEMANN     PHOENIX-     PHOENIX-    GOODWIN       PHOENIX-
                                          ENGEMANN     PHOENIX-     SMALL &     FEDERATED     GOODWIN   MULTI-SECTOR   HOLLISTER
                                          CAPITAL      ENGEMANN     MID-CAP        U.S.        MONEY       FIXED         VALUE
                                           GROWTH    NIFTY FIFTY     GROWTH     GOVERNMENT     MARKET      INCOME        EQUITY
                                           SERIES       SERIES       SERIES    BOND SERIES     SERIES      SERIES        SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    7,928,380    1,999,979      178,079      370,999    4,032,940    1,129,985      950,903
Participant deposits                      3,388,860      318,740    1,402,013       42,495    4,476,260      749,782    1,753,082
Participant transfers                       978,076       83,813      229,583      126,004   (2,795,904)     690,904    1,268,466
Participant withdrawals                    (775,353)     (93,034)     (14,794)     (20,520)    (705,482)    (103,984)     (51,894)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period         11,519,963    2,309,498    1,794,881      518,978    5,007,814    2,466,687    3,920,557
                                        =========================================================================================

                                          PHOENIX-
                                        J.P. MORGAN                 PHOENIX-                PHOENIX-MFS    PHOENIX-
                                          RESEARCH     PHOENIX-      JANUS       PHOENIX-    INVESTORS       MFS
                                          ENHANCED    JANUS CORE    FLEXIBLE      JANUS        GROWTH     INVESTORS   PHOENIX-MFS
                                           INDEX        EQUITY       INCOME       GROWTH       STOCK        TRUST        VALUE
                                           SERIES       SERIES       SERIES       SERIES     SERIES(6)    SERIES(5)    SERIES(7)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    1,713,804    1,243,365      665,442    4,013,131           --           --           --
Participant deposits                        310,694      729,748      400,504    3,213,965          539           --       16,224
Participant transfers                       333,300      377,339      569,659    1,676,155        8,303        6,460      168,340
Participant withdrawals                     (82,829)     (18,218)     (68,563)    (239,830)          --           (2)          --
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          2,274,969    2,332,234    1,567,042    8,663,421        8,842        6,458      184,564
                                        =========================================================================================

                                         PHOENIX-                                            PHOENIX-     PHOENIX-     PHOENIX-
                                          MORGAN                   PHOENIX-     PHOENIX-     SANFORD      SANFORD      SANFORD
                                         STANLEY      PHOENIX-     OAKHURST     OAKHURST    BERNSTEIN    BERNSTEIN    BERNSTEIN
                                          FOCUS       OAKHURST    GROWTH AND   STRATEGIC      GLOBAL      MID-CAP     SMALL-CAP
                                          EQUITY      BALANCED      INCOME     ALLOCATION     VALUE        VALUE        VALUE
                                          SERIES       SERIES       SERIES       SERIES     SERIES(1)      SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      137,779    1,574,379    2,983,743    1,608,373           --      259,248        3,499
Participant deposits                        811,467    1,170,436    1,847,203      959,247       60,579      292,608      150,213
Participant transfers                       237,993    1,259,788      975,802      730,510       91,978      458,306      286,765
Participant withdrawals                      (1,519)    (128,859)    (249,896)    (164,789)        (974)     (16,557)      (3,572)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          1,185,720    3,875,744    5,556,852    3,133,341      151,583      993,605      436,905
                                        =========================================================================================

                                         PHOENIX-     PHOENIX-                                ALGER        DEUTSCHE
                                          SENECA       SENECA      AIM V.I.                  AMERICAN    VIT EAFE(R)   DEUTSCHE
                                         MID-CAP     STRATEGIC     CAPITAL      AIM V.I.    LEVERAGED       EQUITY    VIT EQUITY
                                          GROWTH       THEME     APPRECIATION    VALUE        ALLCAP        INDEX       INDEX
                                          SERIES       SERIES      FUND(3)      FUND(2)     PORTFOLIO        FUND      FUND(4)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    1,652,909    3,249,230           --           --      470,348      401,091           --
Participant deposits                        767,500      955,043       12,553       32,698      504,664       93,748           --
Participant transfers                       897,321      554,424       23,019      129,905      601,371      235,111       58,180
Participant withdrawals                     (72,002)    (187,647)          --       (2,154)     (19,234)      (5,666)          (2)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          3,245,728    4,571,050       35,572      160,449    1,557,149      724,284       58,178
                                        =========================================================================================

                                         FEDERATED
                                          FUND FOR                                                          MUTUAL     TEMPLETON
                                            U.S.      FEDERATED       VIP        VIP GROWTH                 SHARES       ASSET
                                         GOVERNMENT  HIGH INCOME CONTRAFUND(R) OPPORTUNITIES VIP GROWTH   SECURITIES    STRATEGY
                                       SECURITIES II BOND FUND II  PORTFOLIO     PORTFOLIO   PORTFOLIO       FUND         FUND
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      955,358      499,005      235,503      130,961      437,782      210,468      180,847
Participant deposits                        928,082      195,075      270,033       72,024      497,525      184,094       32,123
Participant transfers                     1,029,578      204,971      270,137      109,521      554,267      295,353       19,355
Participant withdrawals                    (122,351)     (48,673)     (16,958)     (12,146)     (44,697)     (13,753)        (738)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          2,790,667      850,378      758,715      300,360    1,444,877      676,162      231,587
                                        =========================================================================================

                                         TEMPLETON
                                         DEVELOPING   TEMPLETON    TEMPLETON
                                          MARKETS       GROWTH   INTERNATIONAL                 WANGER       WANGER
                                         SECURITIES   SECURITIES   SECURITIES   TECHNOLOGY    FOREIGN   INTERNATIONAL    WANGER
                                            FUND         FUND         FUND      PORTFOLIO      FORTY      SMALL CAP      TWENTY
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      245,162      418,050      620,854    1,975,275      492,432    2,532,500      335,605
Participant deposits                         84,546      282,884      709,582      899,190      145,534    1,072,078      134,771
Participant transfers                        (3,449)     341,364      501,885    1,177,948      177,413      398,353       12,025
Participant withdrawals                      (6,974)     (19,792)     (37,703)     (76,304)     (21,374)    (138,752)     (29,319)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period            319,285    1,022,506    1,794,618    3,976,109      794,005    3,864,179      453,082
                                        =========================================================================================

                                        WANGER U.S.
                                         SMALL CAP
                                        -----------
Units outstanding, beginning of period    3,896,892
Participant deposits                      1,789,956
Participant transfers                     1,162,230
Participant withdrawals                    (149,043)
                                        -----------
Units outstanding, end of period          6,700,035
                                        ===========


(1)  From inception February 1, 2001 to December 31, 2001
(2)  From inception May 2, 2001 to December 31, 2001
(3)  From inception May 10, 2001 to December 31, 2001
(4)  From inception November 7, 2001 to December 31, 2001
(5)  From inception November 9, 2001 to December 31, 2001
(6)  From inception November 14, 2001 to December 31, 2001
(7)  From inception November 15, 2001 to December 31, 2001
(8)  From inception December 14, 2001 to December 31, 2001

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .375% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $60,452 and $4,771 during the years ended December 31, 2001 and 2000, respectively.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by PHL Variable.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $126,155 and $25,455 for the years ended December 31, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817 (h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 10--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

      Merging Series                             Surviving Series
      --------------                             ----------------
      Phoenix-Engemann Nifty Fifty Series        Phoenix-Engemann Capital Growth Series
      Phoenix-Janus Core Equity Series           Phoenix-Janus Growth Series
      Phoenix-Oakhurst Balanced Series           Phoenix-Oakhurst Strategic Allocation Series

     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

                       THE PHOENIX EDGE(R) - VA (OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 11--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix- Alliance/ Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small-Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS



PRICEWATERHOUSECOOPERS[GRAPHIC]


To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 1)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 1)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds provide a reasonable basis for our opinion.


/S/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 22, 2002

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------




The
Phoenix
    Edge(R)-VA  Option 2




                        PHL Variable Accumulation Account
                        DECEMBER 31, 2001
















                     [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


                                                                                       PHOENIX-
                                                                                      ALLIANCE/
                                             PHOENIX-      PHOENIX-    PHOENIX-AIM    BERNSTEIN      PHOENIX-
                                             ABERDEEN      ABERDEEN      MID-CAP        GROWTH       DEUTSCHE
                                          INTERNATIONAL    NEW ASIA       EQUITY       + VALUE        DOW 30
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  4,789,689  $    265,252  $     26,902  $     65,009  $    637,291
                                           ============  ============  ============  ============  ============
        Investments at market              $  3,392,307  $    234,329  $     28,006  $     65,373  $    618,630
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                   3,392,307       234,329        28,006        65,373       618,630
LIABILITIES
        Accrued expenses to related party         3,557           263            30            27           666
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $  3,388,750  $    234,066  $     27,976  $     65,346  $    617,964
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                2,353,450       121,874        13,156        30,593       341,233
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.439912  $   1.920558  $   2.126459  $   2.135983  $   1.810971
                                           ============  ============  ============  ============  ============

                                                                                                     PHOENIX-
                                             PHOENIX-    PHOENIX-DUFF    PHOENIX-                    ENGEMANN
                                             DEUTSCHE      & PHELPS      ENGEMANN      PHOENIX-      SMALL &
                                            NASDAQ-100   REAL ESTATE     CAPITAL       ENGEMANN      MID-CAP
                                             INDEX(R)     SECURITIES      GROWTH     NIFTY FIFTY      GROWTH
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $    444,707  $  1,199,808  $ 17,181,050  $  4,542,909  $  1,409,965
                                           ============  ============  ============  ============  ============
        Investments at market              $    366,462  $  1,260,085  $ 10,199,902  $  2,593,787  $  1,169,928
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                     366,462     1,260,085    10,199,902     2,593,787     1,169,928
LIABILITIES
        Accrued expenses to related party           347         1,401        10,750         2,649         1,243
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $    366,115  $  1,258,684  $ 10,189,152  $  2,591,138  $  1,168,685
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  422,595       435,618     8,024,274     2,126,917     1,108,308
                                           ============  ============  ============  ============  ============
Unit value                                 $   0.866350  $   2.889419  $   1.269780  $   1.218231  $   1.054477
                                           ============  ============  ============  ============  ============

                                             PHOENIX-                                              PHOENIX-J.P.
                                            FEDERATED                    PHOENIX-                     MORGAN
                                               U.S.        PHOENIX-      GOODWIN       PHOENIX-      RESEARCH
                                            GOVERNMENT     GOODWIN     MULTI-SECTOR   HOLLISTER      ENHANCED
                                               BOND      MONEY MARKET  FIXED INCOME  VALUE EQUITY     INDEX
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  1,412,301  $  5,836,488  $  5,303,779  $  6,424,338  $  3,365,099
                                           ============  ============  ============  ============  ============
        Investments at market              $  1,391,671  $  5,836,488  $  5,141,951  $  5,821,311  $  2,694,631
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                   1,391,671     5,836,488     5,141,951     5,821,311     2,694,631
LIABILITIES
        Accrued expenses to related party         1,476         6,153         5,448         6,044         2,815
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $  1,390,195  $  5,830,335  $  5,136,503  $  5,815,267  $  2,691,816
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  571,394     2,679,459     2,269,340     2,297,081     1,669,210
                                           ============  ============  ============  ============  ============
Unit value                                 $   2.432987  $   2.175937  $   2.263435  $   2.531590  $   1.612629
                                           ============  ============  ============  ============  ============

                                                           PHOENIX-
                                             PHOENIX-       JANUS                    PHOENIX-MFS
                                            JANUS CORE     FLEXIBLE      PHOENIX-     INVESTORS    PHOENIX-MFS
                                              EQUITY        INCOME     JANUS GROWTH  GROWTH STOCK     VALUE
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  1,618,508  $  1,988,645  $  8,069,234  $        911  $    127,654
                                           ============  ============  ============  ============  ============
        Investments at market              $  1,434,734  $  1,986,507  $  5,896,083  $        918  $    129,317
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                   1,434,734     1,986,507     5,896,083           918       129,317
LIABILITIES
        Accrued expenses to related party         1,583         2,168         6,120             1            89
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $  1,433,151  $  1,984,339  $  5,889,963  $        917  $    129,228
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  874,229       891,207     4,326,967           430        61,246
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.639332  $   2.226575  $   1.361222  $   2.133236  $   2.109976
                                           ============  ============  ============  ============  ============

                                             PHOENIX-                    PHOENIX-      PHOENIX-      PHOENIX-
                                              MORGAN       PHOENIX-      OAKHURST      OAKHURST      SANFORD
                                             STANLEY       OAKHURST     GROWTH AND    STRATEGIC     BERNSTEIN
                                           FOCUS EQUITY    BALANCED       INCOME      ALLOCATION   GLOBAL VALUE
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $    275,608  $  4,884,770  $  9,320,869  $  2,394,936  $    173,237
                                           ============  ============  ============  ============  ============
        Investments at market              $    234,686  $  4,612,507  $  8,351,268  $  2,214,915  $    167,354
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                     234,686     4,612,507     8,351,268     2,214,915       167,354
LIABILITIES
        Accrued expenses to related party           242         4,775         8,685         2,329           178
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $    234,444  $  4,607,732  $  8,342,583  $  2,212,586  $    167,176
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  167,884     2,127,278     4,657,822     1,031,312        89,626
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.396465  $   2.166022  $   1.791091  $   2.145409  $   1.865277
                                           ============  ============  ============  ============  ============


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
                                   (CONTINUED)


                                             PHOENIX-      PHOENIX-
                                             SANFORD       SANFORD       PHOENIX-      PHOENIX-
                                            BERNSTEIN     BERNSTEIN       SENECA        SENECA       AIM V.I.
                                             MID-CAP      SMALL-CAP      MID-CAP      STRATEGIC      CAPITAL
                                              VALUE         VALUE         GROWTH        THEME      APPRECIATION
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  2,295,395  $  1,277,529  $  8,795,784  $ 11,932,461  $    247,640
                                           ============  ============  ============  ============  ============
        Investments at market              $  2,617,904  $  1,327,816  $  6,540,272  $  7,082,488  $    222,973
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                   2,617,904     1,327,816     6,540,272     7,082,488       222,973
LIABILITIES
        Accrued expenses to related party         2,699         1,441         6,910         7,356           219
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $  2,615,205  $  1,326,375  $  6,533,362  $  7,075,132  $    222,754
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  853,570       578,402     2,867,821     4,368,614       126,194
                                           ============  ============  ============  ============  ============
Unit value                                 $   3.063845  $   2.293171  $   2.278162  $   1.619537  $   1.765170
                                           ============  ============  ============  ============  ============

                                                            ALGER
                                                           AMERICAN                                 FEDERATED
                                                          LEVERAGED      DEUTSCHE    DEUTSCHE VIT      U.S.
                                             AIM V.I.       ALLCAP     VIT EAFE(R)    EQUITY 500    GOVERNMENT
                                              VALUE       PORTFOLIO    EQUITY INDEX     INDEX     SECURITIES II
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $    307,191  $  1,424,781  $    450,671  $      9,973  $  3,964,485
                                           ============  ============  ============  ============  ============
        Investments at market              $    297,534  $  1,319,793  $    351,261  $     10,226  $  4,130,098
                                           ------------  ------------  ------------  ------------  ------------
               Total assets                     297,534     1,319,793       351,261        10,226     4,130,098
LIABILITIES
        Accrued expenses to related party           305         1,433           353            11         4,411
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $    297,229  $  1,318,360  $    350,908  $     10,215  $  4,125,687
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  152,809     1,042,456       252,865         4,845     1,793,214
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.945096  $   1.264667  $   1.387726  $   2.108295  $   2.300722
                                           ============  ============  ============  ============  ============

                                            FEDERATED        VIP        VIP GROWTH                    MUTUAL
                                           HIGH INCOME  CONTRAFUND(R) OPPORTUNITIES   VIP GROWTH      SHARES
                                           BOND FUND II   PORTFOLIO     PORTFOLIO     PORTFOLIO     SECURITIES
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  1,240,613  $  1,558,706  $    365,616  $  2,075,362  $    785,115
                                           ============  ============  ============  ============  ============
        Investments at market              $  1,146,796  $  1,570,844  $    361,733  $  1,889,496  $    792,583
                                           ------------  ------------  ------------  ------------  ------------
                                              1,146,796     1,570,844       361,733     1,889,496       792,583
LIABILITIES
        Accrued expenses to related party         1,232         1,662           392         1,929           869
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $  1,145,564  $  1,569,182  $    361,341  $  1,887,567  $    791,714
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  622,510       971,609       252,273     1,351,480       337,852
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.840235  $   1.615034  $   1.432344  $   1.396666  $   2.343372
                                           ============  ============  ============  ============  ============

                                                          TEMPLETON
                                            TEMPLETON     DEVELOPING    TEMPLETON     TEMPLETON
                                              ASSET        MARKETS        GROWTH    INTERNATIONAL   TECHNOLOGY
                                             STRATEGY     SECURITIES    SECURITIES    SECURITIES    PORTFOLIO
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $    317,891  $    339,749  $    992,040  $  2,217,526  $  4,092,271
                                           ============  ============  ============  ============  ============
        Investments at market              $    278,695  $    260,712  $    916,325  $  1,639,557  $  1,755,703
                                           ------------  ------------  ------------  ------------  ------------
                                                278,695       260,712       916,325     1,639,557     1,755,703
LIABILITIES
        Accrued expenses to related party           206           277           951         1,637         1,861
                                           ------------  ------------  ------------  ------------  ------------
NET ASSETS                                 $    278,489  $    260,435  $    915,374  $  1,637,920  $  1,753,842
                                           ============  ============  ============  ============  ============
Accumulation units outstanding                  142,753       175,742       379,255       905,011     2,242,609
                                           ============  ============  ============  ============  ============
Unit value                                 $   1.950843  $   1.481914  $   2.413616  $   1.809835  $   0.782073
                                           ============  ============  ============  ============  ============

                                              WANGER        WANGER
                                             FOREIGN    INTERNATIONAL     WANGER     WANGER U.S.
                                              FORTY       SMALL CAP       TWENTY      SMALL CAP
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------  ------------
ASSETS
        Investments at cost                $  1,878,432  $  9,530,959  $    891,653  $  7,756,929
                                           ============  ============  ============  ============
        Investments at market              $  1,372,555  $  5,126,608  $  1,052,745  $  8,415,807
                                           ------------  ------------  ------------  ------------
                                              1,372,555     5,126,608     1,052,745     8,415,807
LIABILITIES
        Accrued expenses to related party         1,448         5,436         1,083         8,642
                                           ------------  ------------  ------------  ------------
NET ASSETS                                 $  1,371,107  $  5,121,172  $  1,051,662  $  8,407,165
                                           ============  ============  ============  ============
Accumulation units outstanding                  649,569     2,986,414       401,629     3,684,057
                                           ============  ============  ============  ============
Unit value                                 $   2.110795  $   1.714823  $   2.618491  $   2.282040
                                           ============  ============  ============  ============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001


                                                                                                           PHOENIX-
                                                                                                          ALLIANCE/
                                                                  PHOENIX-     PHOENIX-    PHOENIX-AIM    BERNSTEIN      PHOENIX-
                                                                  ABERDEEN     ABERDEEN      MID-CAP        GROWTH       DEUTSCHE
                                                               INTERNATIONAL   NEW ASIA       EQUITY       + VALUE        DOW 30
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT(5) SUBACCOUNT(7)   SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $         --  $     5,346  $         --  $         73  $      5,903
Expenses
        Mortality, expense risk and administrative charges            38,482        2,818            30            27         3,922
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                         (38,482)       2,528           (30)           46         1,981
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                     (14,359)      (4,852)           --            --        (3,600)
Net realized gain distribution from Fund                              86,400           --            --            --         4,522
Net unrealized appreciation (depreciation) on investment            (899,972)        (355)        1,104           364       (17,174)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                       (827,931)      (5,207)        1,104           364       (16,252)
Net increase (decrease) in net assets resulting from operations $   (866,413) $    (2,679) $      1,074  $        410  $    (14,271)
                                                                ============  ===========  ============  ============  ============

                                                                                                                         PHOENIX-
                                                                  PHOENIX-   PHOENIX-DUFF    PHOENIX-                    ENGEMANN
                                                                  DEUTSCHE     & PHELPS      ENGEMANN      PHOENIX-       SMALL &
                                                                 NASDAQ-100  REAL ESTATE     CAPITAL       ENGEMANN       MID-CAP
                                                                  INDEX(R)    SECURITIES      GROWTH     NIFTY FIFTY      GROWTH
                                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $         --  $    36,374  $      5,749  $         --  $        382
Expenses
        Mortality, expense risk and administrative charges             2,202        9,584       131,077        35,822        10,135
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                          (2,202)      26,790      (125,328)      (35,822)       (9,753)
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                        (498)      (1,182)     (254,554)      (83,137)        6,883
Net realized gain distribution from Fund                                  --           --       234,454            --            --
Net unrealized appreciation (depreciation) on investment             (51,596)      30,086    (4,692,081)   (1,317,118)     (188,777)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                        (52,094)      28,904    (4,712,181)   (1,400,255)     (181,894)
Net increase (decrease) in net assets resulting from operations $    (54,296) $    55,694  $ (4,837,509) $ (1,436,077) $   (191,647)
                                                                ============  ===========  ============  ============  ============

                                                                  PHOENIX-                                             PHOENIX-J.P.
                                                                 FEDERATED                   PHOENIX-                     MORGAN
                                                                    U.S.       PHOENIX-      GOODWIN       PHOENIX-      RESEARCH
                                                                 GOVERNMENT    GOODWIN     MULTI-SECTOR   HOLLISTER      ENHANCED
                                                                    BOND     MONEY MARKET  FIXED INCOME  VALUE EQUITY     INDEX
                                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $     57,110  $   159,362  $    337,758  $     40,358  $     18,406
Expenses
        Mortality, expense risk and administrative charges            14,116       56,524        48,267        49,289        31,367
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                          42,994      102,838       289,491        (8,931)      (12,961)
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                       4,855           --          (544)        4,261       (21,677)
Net realized gain distribution from Fund                              38,247           --            --        25,362        15,773
Net unrealized appreciation (depreciation) on investment             (45,648)          --      (133,991)     (730,617)     (346,855)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                         (2,546)          --      (134,535)     (700,994)     (352,759)
Net increase (decrease) in net assets resulting from operations $     40,448  $   102,838  $    154,956  $   (709,925) $   (365,720)
                                                                ============  ===========  ============  ============  ============

                                                                               PHOENIX-
                                                                  PHOENIX-      JANUS                    PHOENIX-MFS
                                                                 JANUS CORE    FLEXIBLE      PHOENIX-     INVESTORS    PHOENIX-MFS
                                                                   EQUITY       INCOME     JANUS GROWTH  GROWTH STOCK     VALUE
                                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(6) SUBACCOUNT(4)
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $      9,531  $    75,093  $         --  $         --  $        232
Expenses
        Mortality, expense risk and administrative charges            14,966       17,496        70,267             1            95
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                          (5,435)      57,597       (70,267)           (1)          137
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                     (12,969)          (6)     (178,054)           --            --
Net realized gain distribution from Fund                                  --       14,934            --            --            --
Net unrealized appreciation (depreciation) on investment            (125,130)      (7,176)   (1,433,595)            7         1,663
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                       (138,099)       7,752    (1,611,649)            7         1,663
Net increase (decrease) in net assets resulting from operations $   (143,534) $    65,349  $ (1,681,916) $          6  $      1,800
                                                                ============  ===========  ============  ============  ============

                                                                  PHOENIX-                   PHOENIX-      PHOENIX-      PHOENIX-
                                                                   MORGAN      PHOENIX-      OAKHURST      OAKHURST      SANFORD
                                                                  STANLEY      OAKHURST     GROWTH AND    STRATEGIC     BERNSTEIN
                                                                FOCUS EQUITY   BALANCED       INCOME      ALLOCATION   GLOBAL VALUE
                                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $         --  $    90,294  $     40,671  $     46,761  $      1,411
Expenses
        Mortality, expense risk and administrative charges             2,262       40,239        93,793        21,779           814
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                          (2,262)      50,055       (53,122)       24,982           597
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                      (3,903)       7,325       (91,292)        1,887           197
Net realized gain distribution from Fund                                  --       64,260        17,670        28,231         1,070
Net unrealized appreciation (depreciation) on investment             (27,062)     (54,099)     (602,861)      (30,830)       (5,883)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                        (30,965)      17,486      (676,483)         (712)       (4,616)
Net increase (decrease) in net assets resulting from operations $    (33,227) $    67,541  $   (729,605) $     24,270  $     (4,019)
                                                                ============  ===========  ============  ============  ============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                  PHOENIX-      PHOENIX-
                                                                  SANFORD       SANFORD      PHOENIX-      PHOENIX-
                                                                 BERNSTEIN     BERNSTEIN      SENECA        SENECA       AIM V.I.
                                                                  MID-CAP      SMALL-CAP     MID-CAP      STRATEGIC      CAPITAL
                                                                   VALUE         VALUE        GROWTH        THEME      APPRECIATION
                                                                 SUBACCOUNT  SUBACCOUNT(1)  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(3)
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $     24,350  $     7,853  $         --  $         --  $         --
Expenses
        Mortality, expense risk and administrative charges            16,777        5,448        73,470        86,280           945
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                           7,573        2,405       (73,470)      (86,280)         (945)
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                      10,486        6,637       (37,397)      (66,561)           (6)
Net realized gain distribution from Fund                              11,162       14,636            --       198,096        16,815
Net unrealized appreciation (depreciation) on investment             280,940       50,287    (1,674,729)   (2,425,860)      (24,667)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                        302,588       71,560    (1,712,126)   (2,294,325)       (7,858)
Net increase (decrease) in net assets resulting from operations $    310,161  $    73,965  $ (1,785,596) $ (2,380,605) $     (8,803)
                                                                ============  ===========  ============  ============  ============

                                                                                ALGER
                                                                               AMERICAN                                 FEDERATED
                                                                              LEVERAGED    DEUTSCHE VIT  DEUTSCHE VIT      U.S.
                                                                  AIM V.I.      ALLCAP       EAFE(R)      EQUITY 500    GOVERNMENT
                                                                   VALUE      PORTFOLIO    EQUITY INDEX     INDEX     SECURITIES II
                                                               SUBACCOUNT(2)  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(4)   SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $        371  $        --  $         --  $         --  $     64,031
Expenses
        Mortality, expense risk and administrative charges             1,270       12,085         3,585            20        33,025
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                            (899)     (12,085)       (3,585)          (20)       31,006
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                        (111)    (167,789)       (8,394)           --         1,284
Net realized gain distribution from Fund                               5,627       30,627            --            --            --
Net unrealized appreciation (depreciation) on investment              (9,657)     (13,470)      (73,679)          253        99,551
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                         (4,141)    (150,632)      (82,073)          253       100,835
Net increase (decrease) in net assets resulting from operations $     (5,040) $  (162,717) $    (85,658) $        233  $    131,841
                                                                ============  ===========  ============  ============  ============

                                                                 FEDERATED        VIP        VIP GROWTH                   MUTUAL
                                                                HIGH INCOME  CONTRAFUND(R) OPPORTUNITIES  VIP GROWTH      SHARES
                                                                BOND FUND II   PORTFOLIO     PORTFOLIO    PORTFOLIO     SECURITIES
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $     55,672  $     3,399  $        434  $         --  $      8,181
Expenses
        Mortality, expense risk and administrative charges            10,794       10,608         3,514        14,552         6,216
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                          44,878       (7,209)       (3,080)      (14,552)        1,965
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                      (2,612)     (77,462)      (50,531)      (97,157)        2,113
Net realized gain distribution from Fund                                  --       13,597            --        49,238        27,503
Net unrealized appreciation (depreciation) on investment             (56,035)      22,111        17,554      (148,810)      (15,704)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                        (58,647)     (41,754)      (32,977)     (196,729)       13,912
Net increase (decrease) in net assets resulting from operations $    (13,769) $   (48,963) $    (36,057) $   (211,281) $     15,877
                                                                ============  ===========  ============  ============  ============

                                                                              TEMPLETON
                                                                 TEMPLETON    DEVELOPING    TEMPLETON     TEMPLETON
                                                                   ASSET       MARKETS        GROWTH    INTERNATIONAL   TECHNOLOGY
                                                                  STRATEGY    SECURITIES    SECURITIES    SECURITIES    PORTFOLIO
                                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------  ------------
Investment income
        Distributions                                           $      2,220  $     2,266  $     87,452  $     37,635  $         --
Expenses
        Mortality, expense risk and administrative charges             2,028        3,351         7,026        16,401        22,577
                                                                ------------  -----------  ------------  ------------  ------------
Net investment income (loss)                                             192       (1,085)       80,426        21,234       (22,577)
                                                                ------------  -----------  ------------  ------------  ------------
Net realized gain (loss) from share transactions                        (318)      (2,099)        1,697        (9,140)      (35,802)
Net realized gain distribution from Fund                              15,903           --         9,746       296,002            --
Net unrealized appreciation (depreciation) on investment             (33,817)     (25,964)      (94,963)     (549,108)   (1,313,484)
                                                                ------------  -----------  ------------  ------------  ------------
Net gain (loss) on investment                                        (18,232)     (28,063)      (83,520)     (262,246)   (1,349,286)
Net increase (decrease) in net assets resulting from operations $    (18,040) $   (29,148) $     (3,094) $   (241,012) $ (1,371,863)
                                                                ============  ===========  ============  ============  ============

                                                                   WANGER        WANGER
                                                                  FOREIGN    INTERNATIONAL    WANGER     WANGER U.S.
                                                                   FORTY       SMALL CAP      TWENTY      SMALL CAP
                                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                ------------  -----------  ------------  ------------
Investment income
        Distributions                                           $      1,338  $        --  $         --  $      4,202
Expenses
        Mortality, expense risk and administrative charges            15,088       63,091        11,102        89,086
                                                                ------------  -----------  ------------  ------------
Net investment income (loss)                                         (13,750)     (63,091)      (11,102)      (84,884)
                                                                ------------  -----------  ------------  ------------
Net realized gain (loss) from share transactions                      (7,591)     (57,870)       (7,321)      (58,502)
Net realized gain distribution from Fund                              85,850    1,502,339            --            --
Net unrealized appreciation (depreciation) on investment            (454,755)  (2,686,531)       89,451       824,854
                                                                ------------  -----------  ------------  ------------
Net gain (loss) on investment                                       (376,496)  (1,242,062)       82,130       766,352
Net increase (decrease) in net assets resulting from operations $   (390,246) $(1,305,153) $     71,028  $    681,468
                                                                ============  ===========  ============  ============


Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001


                                                                                                       PHOENIX-
                                                                                                      ALLIANCE/
                                                             PHOENIX-      PHOENIX-    PHOENIX-AIM    BERNSTEIN      PHOENIX-
                                                             ABERDEEN      ABERDEEN      MID-CAP        GROWTH       DEUTSCHE
                                                          INTERNATIONAL    NEW ASIA       EQUITY       + VALUE        DOW 30
                                                            SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(5) SUBACCOUNT(7)   SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $    (38,482) $      2,528  $        (30) $         46  $      1,981
        Net realized gain (loss)                                 72,041        (4,852)           --            --           922
        Net unrealized appreciation (depreciation)             (899,972)         (355)        1,104           364       (17,174)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations      (866,413)       (2,679)        1,074           410       (14,271)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    778,378        15,816            --            --       265,327
        Participant transfers                                 1,006,879        20,199        26,902        64,936       229,532
        Participant withdrawals                                 (92,681)       (5,110)           --            --        (6,315)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  1,692,576        30,905        26,902        64,936       488,544
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   826,163        28,226        27,976        65,346       474,273
NET ASSETS
        Beginning of period                                   2,562,587       205,840            --            --       143,691
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $  3,388,750  $    234,066  $     27,976  $     65,346  $    617,964
                                                           ============  ============  ============  ============  ============

                                                                                                                     PHOENIX-
                                                             PHOENIX-    PHOENIX-DUFF    PHOENIX-                    ENGEMANN
                                                             DEUTSCHE      & PHELPS      ENGEMANN      PHOENIX-      SMALL &
                                                            NASDAQ-100   REAL ESTATE     CAPITAL       ENGEMANN      MID-CAP
                                                             INDEX(R)     SECURITIES      GROWTH     NIFTY FIFTY      GROWTH
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     (2,202) $     26,790  $   (125,328) $    (35,822) $     (9,753)
        Net realized gain (loss)                                   (498)       (1,182)      (20,100)      (83,137)        6,883
        Net unrealized appreciation (depreciation)              (51,596)       30,086    (4,692,081)   (1,317,118)     (188,777)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (54,296)       55,694    (4,837,509)   (1,436,077)     (191,647)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    203,427       313,682     2,931,487       449,279       434,076
        Participant transfers                                   125,834       630,021     2,339,303       120,571       497,710
        Participant withdrawals                                      --       (24,141)     (898,963)     (116,766)       (9,964)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    329,261       919,562     4,371,827       453,084       921,822
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   274,965       975,256      (465,682)     (982,993)      730,175
NET ASSETS
        Beginning of period                                      91,150       283,428    10,654,834     3,574,131       438,510
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $    366,115  $  1,258,684  $ 10,189,152  $  2,591,138  $  1,168,685
                                                           ============  ============  ============  ============  ============

                                                             PHOENIX-                                              PHOENIX-J.P.
                                                            FEDERATED                    PHOENIX-                     MORGAN
                                                               U.S.        PHOENIX-      GOODWIN       PHOENIX-      RESEARCH
                                                            GOVERNMENT     GOODWIN     MULTI-SECTOR   HOLLISTER      ENHANCED
                                                               BOND      MONEY MARKET  FIXED INCOME  VALUE EQUITY     INDEX
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     42,994  $    102,838  $    289,491  $     (8,931) $    (12,961)
        Net realized gain (loss)                                 43,102            --          (544)       29,623        (5,904)
        Net unrealized appreciation (depreciation)              (45,648)           --      (133,991)     (730,617)     (346,855)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        40,448       102,838       154,956      (709,925)     (365,720)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     94,191     4,308,330       848,028     1,591,484       474,176
        Participant transfers                                   828,268    (1,282,665)    1,991,405     3,083,566       303,941
        Participant withdrawals                                 (80,584)     (565,063)     (193,821)     (112,475)      (69,664)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    841,875     2,460,602     2,645,612     4,562,575       708,453
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   882,323     2,563,440     2,800,568     3,852,650       342,733
NET ASSETS
        Beginning of period                                     507,872     3,266,895     2,335,935     1,962,617     2,349,083
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $  1,390,195  $  5,830,335  $  5,136,503  $  5,815,267  $  2,691,816
                                                           ============  ============  ============  ============  ============

                                                                           PHOENIX-
                                                             PHOENIX-       JANUS                    PHOENIX-MFS
                                                            JANUS CORE     FLEXIBLE      PHOENIX-     INVESTORS    PHOENIX-MFS
                                                              EQUITY        INCOME     JANUS GROWTH  GROWTH STOCK     VALUE
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(6) SUBACCOUNT(4)
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     (5,435) $     57,597  $    (70,267) $         (1) $        137
        Net realized gain (loss)                                (12,969)       14,928      (178,054)           --            --
        Net unrealized appreciation (depreciation)             (125,130)       (7,176)   (1,433,595)            7         1,663
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations      (143,534)       65,349    (1,681,916)            6         1,800
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    354,484       409,085     1,490,602            --           528
        Participant transfers                                   426,626       957,309     1,510,936           911       126,900
        Participant withdrawals                                 (18,297)      (64,386)     (116,317)           --            --
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    762,813     1,302,008     2,885,221           911       127,428
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   619,279     1,367,357     1,203,305           917       129,228
NET ASSETS
        Beginning of period                                     813,872       616,982     4,686,658            --            --
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $  1,433,151  $  1,984,339  $  5,889,963  $        917  $    129,228
                                                           ============  ============  ============  ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)


                                                             PHOENIX-                    PHOENIX-      PHOENIX-      PHOENIX-
                                                              MORGAN       PHOENIX-      OAKHURST      OAKHURST      SANFORD
                                                             STANLEY       OAKHURST     GROWTH AND    STRATEGIC     BERNSTEIN
                                                           FOCUS EQUITY    BALANCED       INCOME      ALLOCATION   GLOBAL VALUE
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     (2,262) $     50,055  $    (53,122) $     24,982  $        597
        Net realized gain (loss)                                 (3,903)       71,585       (73,622)       30,118         1,267
        Net unrealized appreciation (depreciation)              (27,062)      (54,099)     (602,861)      (30,830)       (5,883)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (33,227)       67,541      (729,605)       24,270        (4,019)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    149,405     1,310,534       966,930       484,629        59,867
        Participant transfers                                    44,202     1,555,419     1,986,291       517,073       111,826
        Participant withdrawals                                  (5,863)     (106,952)     (275,071)      (44,359)         (655)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    187,744     2,759,001     2,678,150       957,343       171,038
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   154,517     2,826,542     1,948,545       981,613       167,019
NET ASSETS
        Beginning of period                                      79,927     1,781,190     6,394,038     1,230,973           157
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $    234,444  $  4,607,732  $  8,342,583  $  2,212,586  $    167,176
                                                           ============  ============  ============  ============  ============

                                                             PHOENIX-      PHOENIX-
                                                             SANFORD       SANFORD       PHOENIX-      PHOENIX-
                                                            BERNSTEIN     BERNSTEIN       SENECA        SENECA       AIM V.I.
                                                             MID-CAP      SMALL-CAP      MID-CAP      STRATEGIC      CAPITAL
                                                              VALUE         VALUE         GROWTH        THEME      APPRECIATION
                                                            SUBACCOUNT  SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(3)
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $      7,573  $      2,405  $    (73,470) $    (86,280) $       (945)
        Net realized gain (loss)                                 21,648        21,273       (37,397)      131,535        16,809
        Net unrealized appreciation (depreciation)              280,940        50,287    (1,674,729)   (2,425,860)      (24,667)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       310,161        73,965    (1,785,596)   (2,380,605)       (8,803)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    721,232       233,298     1,751,666     1,062,229       165,842
        Participant transfers                                 1,234,950     1,029,321     2,084,227     1,600,450        65,947
        Participant withdrawals                                 (30,159)      (10,209)     (119,905)     (138,695)         (232)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  1,926,023     1,252,410     3,715,988     2,523,984       231,557
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                 2,236,184     1,326,375     1,930,392       143,379       222,754
NET ASSETS
        Beginning of period                                     379,021            --     4,602,970     6,931,753            --
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $  2,615,205  $  1,326,375  $  6,533,362  $  7,075,132  $    222,754
                                                           ============  ============  ============  ============  ============

                                                                            ALGER
                                                                           AMERICAN    DEUTSCHE VIT                 FEDERATED
                                                                          LEVERAGED      EAFE(R)     DEUTSCHE VIT      U.S.
                                                             AIM V.I.       ALLCAP        EQUITY      EQUITY 500    GOVERNMENT
                                                              VALUE       PORTFOLIO       INDEX         INDEX     SECURITIES II
                                                          SUBACCOUNT(2)   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(4)   SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $       (899) $    (12,085) $     (3,585) $        (20) $     31,006
        Net realized gain (loss)                                  5,516      (137,162)       (8,394)           --         1,284
        Net unrealized appreciation (depreciation)               (9,657)      (13,470)      (73,679)          253        99,551
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        (5,040)     (162,717)      (85,658)          233       131,841
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    145,200       611,825        93,547           544       959,918
        Participant transfers                                   157,069       323,897        96,901         9,443     1,873,600
        Participant withdrawals                                      --        (5,997)       (5,505)           (5)     (125,253)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    302,269       929,725       184,943         9,982     2,708,265
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   297,229       767,008        99,285        10,215     2,840,106
NET ASSETS
        Beginning of period                                          --       551,352       251,623            --     1,285,581
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $    297,229  $  1,318,360  $    350,908  $     10,215  $  4,125,687
                                                           ============  ============  ============  ============  ============

                                                            FEDERATED        VIP        VIP GROWTH                    MUTUAL
                                                           HIGH INCOME  CONTRAFUND(R) OPPORTUNITIES   VIP GROWTH      SHARES
                                                           BOND FUND II   PORTFOLIO     PORTFOLIO     PORTFOLIO     SECURITIES
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $     44,878  $     (7,209) $     (3,080) $    (14,552) $      1,965
        Net realized gain (loss)                                 (2,612)      (63,865)      (50,531)      (47,919)       29,616
        Net unrealized appreciation (depreciation)              (56,035)       22,111        17,554      (148,810)      (15,704)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (13,769)      (48,963)      (36,057)     (211,281)       15,877
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    407,463       490,662       152,552       859,677       170,393
        Participant transfers                                   278,151       775,489        87,126       910,381       359,025
        Participant withdrawals                                 (14,577)      (19,149)       (9,178)      (21,736)       (4,488)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    671,037     1,247,002       230,500     1,748,322       524,930
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   657,268     1,198,039       194,443     1,537,041       540,807
NET ASSETS
        Beginning of period                                     488,296       371,143       166,898       350,526       250,907
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $  1,145,564  $  1,569,182  $    361,341  $  1,887,567  $    791,714
                                                           ============  ============  ============  ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)


                                                                          TEMPLETON
                                                            TEMPLETON     DEVELOPING    TEMPLETON     TEMPLETON
                                                              ASSET        MARKETS        GROWTH    INTERNATIONAL   TECHNOLOGY
                                                             STRATEGY     SECURITIES    SECURITIES    SECURITIES    PORTFOLIO
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $        192  $     (1,085) $     80,426  $     21,234  $    (22,577)
        Net realized gain (loss)                                 15,585        (2,099)       11,443       286,862       (35,802)
        Net unrealized appreciation (depreciation)              (33,817)      (25,964)      (94,963)     (549,108)   (1,313,484)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (18,040)      (29,148)       (3,094)     (241,012)   (1,371,863)
                                                           ------------  ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    113,768        43,071       247,995       482,926       446,827
        Participant transfers                                    55,577        40,596       318,034       422,020       504,935
        Participant withdrawals                                      --        (5,192)      (26,605)      (26,536)      (44,567)
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    169,345        78,475       539,424       878,410       907,195
                                                           ------------  ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   151,305        49,327       536,330       637,398      (464,668)
NET ASSETS
        Beginning of period                                     127,184       211,108       379,044     1,000,522     2,218,510
                                                           ------------  ------------  ------------  ------------  ------------
        End of period                                      $    278,489  $    260,435  $    915,374  $  1,637,920  $  1,753,842
                                                           ============  ============  ============  ============  ============

                                                              WANGER        WANGER
                                                             FOREIGN    INTERNATIONAL     WANGER     WANGER U.S.
                                                              FORTY       SMALL CAP       TWENTY      SMALL CAP
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $    (13,750) $    (63,091) $    (11,102) $    (84,884)
        Net realized gain (loss)                                 78,259     1,444,469        (7,321)      (58,502)
        Net unrealized appreciation (depreciation)             (454,755)   (2,686,531)       89,451       824,854
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations      (390,246)   (1,305,153)       71,028       681,468
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    111,165       932,005       203,029     1,336,090
        Participant transfers                                   651,975       955,809        48,272     1,003,362
        Participant withdrawals                                 (28,507)     (161,063)       (7,031)     (227,858)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    734,633     1,726,751       244,270     2,111,594
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   344,387       421,598       315,298     2,793,062
NET ASSETS
        Beginning of period                                   1,026,720     4,699,574       736,364     5,614,103
                                                           ------------  ------------  ------------  ------------
        End of period                                      $  1,371,107  $  5,121,172  $  1,051,662  $  8,407,165
                                                           ============  ============  ============  ============


Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                            SENECA                     OAKHURST
                                                             ENGEMANN      MID-CAP      HOLLISTER     GROWTH AND
                                                           NIFTY FIFTY      GROWTH     VALUE EQUITY     INCOME
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $    (36,967) $    (28,829) $     (1,038) $    (20,976)
        Net realized gain (loss)                                (11,016)      329,265       141,232        18,938
        Net unrealized appreciation (depreciation)             (736,311)     (602,989)      120,676      (434,933)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations      (784,294)     (302,553)      260,870      (436,971)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                  2,237,449     3,385,790     1,047,150     3,377,550
        Participant transfers                                 1,270,930     1,583,093       609,702     2,643,751
        Participant withdrawals                                (186,027)     (214,797)      (31,559)     (354,373)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  3,322,352     4,754,086     1,625,293     5,666,928
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                 2,538,058     4,451,533     1,886,163     5,229,957
NET ASSETS
        Beginning of period                                   1,036,073       151,437        76,454     1,164,081
                                                           ------------  ------------  ------------  ------------
        End of period                                      $  3,574,131  $  4,602,970  $  1,962,617  $  6,394,038
                                                           ============  ============  ============  ============

                                                             SANFORD                                    DUFF &
                                                            BERNSTEIN      ENGEMANN                  PHELPS REAL
                                                             MID-CAP       CAPITAL       OAKHURST       ESTATE
                                                              VALUE         GROWTH       BALANCED     SECURITIES
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $        627  $    (86,246) $     21,660  $      4,306
        Net realized gain (loss)                                    (75)      328,874       181,833          (784)
        Net unrealized appreciation (depreciation)               41,177    (2,389,158)     (218,394)       27,627
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        41,729    (2,146,530)      (14,901)       31,149
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    200,543     7,607,307       867,785       126,916
        Participant transfers                                   119,476     3,802,870       742,941       108,987
        Participant withdrawals                                     (26)     (216,959)      (17,736)      (38,121)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    319,993    11,193,218     1,592,990       197,782
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   361,722     9,046,688     1,578,089       228,931
NET ASSETS
        Beginning of period                                      17,299     1,608,146       203,101        54,497
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    379,021  $ 10,654,834  $  1,781,190  $    283,428
                                                           ============  ============  ============  ============

                                                                                          SENECA       OAKHURST
                                                             ABERDEEN    ABERDEEN NEW   STRATEGIC     STRATEGIC
                                                          INTERNATIONAL      ASIA         THEME       ALLOCATION
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $     (1,087) $      3,994  $    (64,771) $     13,862
        Net realized gain (loss)                                183,995          (563)      928,767       117,148
        Net unrealized appreciation (depreciation)             (497,730)      (37,404)   (2,459,501)     (148,651)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations      (314,822)      (33,973)   (1,595,505)      (17,641)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                  1,458,275       142,751     4,309,701       591,303
        Participant transfers                                 1,204,986        35,335     2,987,945       556,998
        Participant withdrawals                                 (74,951)      (17,227)     (160,558)      (15,520)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  2,588,310       160,859     7,137,088     1,132,781
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                 2,273,488       126,886     5,541,583     1,115,140
NET ASSETS
        Beginning of period                                     289,099        78,954     1,390,170       115,833
                                                           ------------  ------------  ------------  ------------
        End of period                                      $  2,562,587  $    205,840  $  6,931,753  $  1,230,973
                                                           ============  ============  ============  ============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                   (CONTINUED)

                                                                           GOODWIN       RESEARCH
                                                             GOODWIN     MULTI-SECTOR    ENHANCED    WANGER U.S.
                                                           MONEY MARKET  FIXED INCOME     INDEX       SMALL CAP
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $     98,885  $    114,855  $     (4,806) $    (38,153)
        Net realized gain (loss)                                     --         1,003        64,907       231,424
        Net unrealized appreciation (depreciation)                   --       (25,493)     (325,647)     (227,262)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        98,885        90,365      (265,546)      (33,991)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                 10,071,449       916,364     1,099,766     3,090,188
        Participant transfers                                (8,678,052)    1,042,612       688,543     1,909,656
        Participant withdrawals                                (245,690)     (124,951)     (126,886)     (124,980)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  1,147,707     1,834,025     1,661,423     4,874,864
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                 1,246,592     1,924,390     1,395,877     4,840,873
NET ASSETS
        Beginning of period                                   2,020,303       411,545       953,206       773,230
                                                           ------------  ------------  ------------  ------------
        End of period                                      $  3,266,895  $  2,335,935  $  2,349,083  $  5,614,103
                                                           ============  ============  ============  ============

                                                              WANGER                      WANGER
                                                          INTERNATIONAL     WANGER       FOREIGN      TEMPLETON
                                                            SMALL CAP       TWENTY        FORTY         GROWTH
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $    (41,856) $     (5,547) $     (4,952) $     (1,370)
        Net realized gain (loss)                                202,404         6,173         3,293        24,622
        Net unrealized appreciation (depreciation)           (1,849,043)       63,236       (70,033)       (6,494)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations    (1,688,495)       63,862       (71,692)       16,758
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                  4,159,068       539,906       780,099        73,795
        Participant transfers                                 1,913,469        54,522       321,864       116,668
        Participant withdrawals                                (232,336)      (30,054)      (62,382)       (9,617)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                  5,840,201       564,374     1,039,581       180,846
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                 4,151,706       628,236       967,889       197,604
NET ASSETS
        Beginning of period                                     547,868       108,128        58,831       181,440
                                                           ------------  ------------  ------------  ------------
        End of period                                      $  4,699,574  $    736,364  $  1,026,720  $    379,044
                                                           ============  ============  ============  ============

                                                            TEMPLETON     TEMPLETON     TEMPLETON
                                                              ASSET     INTERNATIONAL   DEVELOPING  MUTUAL SHARES
                                                             STRATEGY        FUND        MARKETS     INVESTMENTS
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $        219  $       (162) $     (1,022) $       (781)
        Net realized gain (loss)                                  6,545        42,299           (23)        2,390
        Net unrealized appreciation (depreciation)              (10,332)      (52,199)      (55,482)       20,340
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        (3,568)      (10,062)      (56,527)       21,949
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     68,970       471,706       178,844        48,287
        Participant transfers                                    37,121       328,384        75,765       104,652
        Participant withdrawals                                 (38,947)      (10,952)       (5,924)       (3,372)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                     67,144       789,138       248,685       149,567
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                    63,576       779,076       192,158       171,516
NET ASSETS
        Beginning of period                                      63,608       221,446        18,950        79,391
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    127,184  $  1,000,522  $    211,108  $    250,907
                                                           ============  ============  ============  ============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                   (CONTINUED)

                                                                                                      FEDERATED
                                                                           BANKERS      FEDERATED    HIGH INCOME
                                                           EAFE EQUITY   TRUST DOW 30   U.S. GOV'T       BOND
                                                              INDEX         SERIES    SECURITIES II    FUND II
                                                            SUBACCOUNT  SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $     (1,908) $        250  $     20,022  $      7,559
        Net realized gain (loss)                                  2,447         1,859           871          (235)
        Net unrealized appreciation (depreciation)              (31,419)       (1,487)       67,136       (39,900)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (30,880)          622        88,029       (32,576)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    156,896        39,552       387,124       327,922
        Participant transfers                                    64,020       105,319       634,091       161,382
        Participant withdrawals                                 (39,943)       (1,802)     (110,829)      (57,862)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    180,973       143,069       910,386       431,442
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   150,093       143,691       998,415       398,866
NET ASSETS
        Beginning of period                                     101,530            --       287,166        89,430
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    251,623  $    143,691  $  1,285,581  $    488,296
                                                           ============  ============  ============  ============

                                                                                          MORGAN
                                                            FEDERATED                    STANLEY
                                                            U.S. GOV'T   JANUS EQUITY  FOCUS EQUITY
                                                           BOND SERIES      INCOME        SERIES     JANUS GROWTH
                                                            SUBACCOUNT  SUBACCOUNT(2) SUBACCOUNT(3)   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $     11,648  $     (1,054) $       (605) $    (25,394)
        Net realized gain (loss)                                    (80)          397          (965)       (3,646)
        Net unrealized appreciation (depreciation)               25,030       (58,644)      (13,860)     (740,158)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        36,598       (59,301)      (15,430)     (769,198)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    211,225       581,138        59,918     3,586,433
        Participant transfers                                   262,827       294,059        35,583     1,821,651
        Participant withdrawals                                  (7,798)       (2,024)         (144)       (6,963)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    466,254       873,173        95,357     5,401,121
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   502,852       813,872        79,927     4,631,923
NET ASSETS
        Beginning of period                                       5,020            --            --        54,735
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    507,872  $    813,872  $     79,927  $  4,686,658
                                                           ============  ============  ============  ============

                                                              JANUS
                                                             FLEXIBLE     TECHNOLOGY   FIDELITY VIP  FIDELITY VIP
                                                              INCOME      PORTFOLIO     CONTRAFUND      GROWTH
                                                            SUBACCOUNT    SUBACCOUNT  SUBACCOUNT(4)   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                             19,947  $    (19,037) $     (1,092) $     (1,052)
        Net realized gain (loss)                                    (11)       (9,859)         (107)       (1,094)
        Net unrealized appreciation (depreciation)                5,046    (1,023,310)       (9,973)      (37,056)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        24,982    (1,052,206)      (11,172)      (39,202)
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    289,778     2,141,190       225,708       315,264
        Participant transfers                                   309,047     1,137,306       157,484        74,464
        Participant withdrawals                                 (11,845)      (26,201)         (877)           --
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    586,980     3,252,295       382,315       389,728
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   611,962     2,200,089       371,143       350,526
NET ASSETS
        Beginning of period                                       5,020        18,421            --            --
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    616,982  $  2,218,510  $    371,143  $    350,526
                                                           ============  ============  ============  ============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                         ENGEMANN
                                                                            ALGER        SMALL &
                                                           FIDELITY VIP    AMERICAN      MID-CAP       SANFORD
                                                              GROWTH      LEVERAGED       GROWTH      BERNSTEIN
                                                          OPPORTUNITIES    ALL-CAP        SERIES     GLOBAL VALUE
                                                          SUBACCOUNT(6) SUBACCOUNT(7) SUBACCOUNT(8)   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $       (622) $     (1,910) $       (923) $         --
        Net realized gain (loss)                                   (106)       (3,255)          621            --
        Net unrealized appreciation (depreciation)              (21,437)      (91,518)      (51,260)            3
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations       (22,165)      (96,683)      (51,562)            3
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    141,577       530,496       268,510            15
        Participant transfers                                    60,180       118,307       221,562           140
        Participant withdrawals                                 (12,694)         (768)           --            (1)
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    189,063       648,035       490,072           154
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                   166,898       551,352       438,510           157
NET ASSETS
        Beginning of period                                          --            --            --            --
                                                           ------------  ------------  ------------  ------------
        End of period                                      $    166,898  $    551,352  $    438,510  $        157
                                                           ============  ============  ============  ============

                                                             BANKERS
                                                              TRUST
                                                            NASDAQ 100
                                                             INDEX(R)
                                                          SUBACCOUNT(10)
FROM OPERATIONS
        Net investment income (loss)                       $       (205)
        Net realized gain (loss)                                     --
        Net unrealized appreciation (depreciation)              (26,649)
                                                           ------------
        Net increase (decrease) resulting from operations       (26,854)
                                                           ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     48,711
        Participant transfers                                    69,293
        Participant withdrawals                                      --
                                                           ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                    118,004
                                                           ------------
        Net increase (decrease) in net assets                    91,150
NET ASSETS
        Beginning of period                                          --
                                                           ------------
        End of period                                      $     91,150
                                                           ============


(1)  From inception January 24, 2000 to December 31, 2000
(2)  From inception January 3, 2000 to December 31, 2000
(3)  From inception February 10, 2000 to December 31, 2000
(4)  From inception July 3, 2000 to December 31, 2000
(5)  From inception June 9, 2000 to December 31, 2000
(6)  From inception July 3, 2000 to December 31, 2000
(7)  From inception June 14, 2000 to December 31, 2000
(8)  From inception September 5, 2000 to December 31, 2000
(9)  From inception December 13, 2000 to December 31, 2000
(10) From inception September 5, 2000 to December 31, 2000


                       See Notes to Financial Statements

                       THE PHOENIX EDGE(R) - VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 2))
(the "Account") is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix") (See Note 9 ). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of PHL Variable.

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen International Series    High total return consistent with
                                         reasonable risk.
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen New Asia Series         Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-AIM Mid-Cap Equity Series        Long-term growth of capital.
---------------------------------------  ---------------------------------------
Phoenix-Alliance/Bernstein Growth +      Long-term capital growth.
Value Series
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Dow 30 Series           Track the total return of the Dow Jones
(formerly, Phoenix-Bankers Trust Dow 30  Industrial Average(SM) before fund
Series)                                  expenses.
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Nasdaq-100              Track the total return of the
Index(R) Series (formerly,               Nasdaq-100 Index(R) before fund
Phoenix-Bankers Trust                    expenses.
Nasdaq-100(R) Series)
---------------------------------------  ---------------------------------------
Phoenix-Duff & Phelps Real Estate        Capital appreciation and income with
Securities Series                        approximately equal emphasis.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Capital Growth Series   Intermediate and long-term growth of
(see Note 10)                            capital, with income as a secondary
                                         consideration.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Nifty Fifty Series      Long-term capital appreciation.
(see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth  Long-term growth of capital.
Series
---------------------------------------  ---------------------------------------
Phoenix-Federated U.S. Government Bond   High total return.
Series (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Money Market Series      High level of current income consistent
                                         with capital preservation and
                                         liquidity.
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Multi-Sector Fixed       Long-term total return.
Income Series
---------------------------------------  ---------------------------------------
Phoenix-Hollister Value Equity Series    Long-term capital appreciation and a
                                         secondary investment objective of
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-J.P. Morgan Research Enhanced    High total return.
Index Series
---------------------------------------  ---------------------------------------
Phoenix-Janus Core Equity Series         Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income
Series) (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Janus Flexible Income Series     Maximum total return consistent with
                                         the preservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Janus Growth Series (see Note    Long-term capital growth in a manner
10)                                      consistent with the preservation of
                                         capital.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Growth Stock       Long-term growth of capital and future
Series                                   income rather than current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Trust Series       Long-term growth of capital and
                                         secondarily to provide reasonable
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Value Series                 Capital appreciation and reasonable
                                         income.
---------------------------------------  ---------------------------------------
Phoenix-Morgan Stanley Focus Equity      Capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Balanced Series (see    Reasonable income, long-term capital
Note 10)                                 growth and conservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Growth and Income       Dividend growth, current income and
Series                                   capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Strategic Allocation    High total return over an extended
Series (see Note 10)                     period of time consistent with prudent
                                         investment risk.
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Global Value   Long-term capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value  Long-term capital appreciation with
Series                                   current income as the secondary
                                         investment objective.
---------------------------------------  ---------------------------------------

                       THE PHOENIX EDGE(R) - VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Small-Cap      Long-term capital appreciation. Current
Value Series                             income is a secondary investment
                                         objective.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Mid-Cap Growth Series     Capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Strategic Theme Series    Long-term appreciation of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Capital Appreciation Fund       Growth of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Value Fund                      Long-term growth of capital.
---------------------------------------  ---------------------------------------
Alger American Leveraged AllCap          Long-term capital appreciation.
Portfolio
---------------------------------------  ---------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund   Replicate, before expenses, the
                                         performance of the Morgan Stanley
                                         Capital International EAFE(R) Index.
---------------------------------------  ---------------------------------------
Deutsche VIT Equity 500 Index Fund       Replicate, before expenses, the
                                         performance of the Standard & Poor's
                                         500 Composite Stock Price Index.
---------------------------------------  ---------------------------------------
Federated Fund for U.S. Government       Current income.
Securities II (see Note 10)
---------------------------------------  ---------------------------------------
Federated High Income Bond Fund II       High current income.
---------------------------------------  ---------------------------------------
VIP Contrafund(R) Portfolio              Long-term capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Opportunities Portfolio       Capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Portfolio                     Capital growth.
---------------------------------------  ---------------------------------------
Mutual Shares Securities Fund            Capital appreciation with income as a
                                         secondary objective.
---------------------------------------  ---------------------------------------
Templeton Asset Strategy Fund            High level of total return.
---------------------------------------  ---------------------------------------
Templeton Developing Markets Securities  Long-term capital appreciation.
Fund
---------------------------------------  ---------------------------------------
Templeton Growth Securities Fund         Long-term capital growth.
---------------------------------------  ---------------------------------------
Templeton International Securities Fund  Long-term capital growth.
---------------------------------------  ---------------------------------------
Technology Portfolio                     Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Wanger Foreign Forty                     Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger International Small Cap           Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger Twenty                            Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger U.S. Small Cap                    Long-term capital growth.
---------------------------------------  ---------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                      PURCHASES       SALES
----------                                                     ------------  ------------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                     $  2,445,809  $    704,408
     Phoenix-Aberdeen New Asia Series                                98,031        64,553
     Phoenix-AIM Mid-Cap Equity Series(5)                            26,902            --
     Phoenix-Alliance/Bernstein Growth + Value Series(7)             65,009            --
     Phoenix-Deutsche Dow 30 Series                                 581,169        85,603
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                    359,024        31,719
     Phoenix-Duff & Phelps Real Estate Securities Series          1,147,224       199,731
     Phoenix-Engemann Capital Growth Series                       6,659,702     2,179,067
     Phoenix-Engemann Nifty Fifty Series                            849,512       433,421
     Phoenix-Engemann Small & Mid-Cap Growth Series               1,084,216       171,276
     Phoenix-Federated U.S. Government Bond Series                1,277,308       353,221
     Phoenix-Goodwin Money Market Series                          9,860,126     7,293,590
     Phoenix-Goodwin Multi-Sector Fixed Income Series             3,703,376       765,180
     Phoenix-Hollister Value Equity Series                        5,175,006       591,806
     Phoenix-J.P. Morgan Research Enhanced Index Series           1,211,283       499,622
     Phoenix-Janus Core Equity Series                             1,050,402       292,296
     Phoenix-Janus Flexible Income Series                         1,981,627       605,562
     Phoenix-Janus Growth Series                                  4,270,169     1,453,991
     Phoenix-MFS Investors Growth Stock Series(6)                       911            --
     Phoenix-MFS Value Series(4)                                    127,691            37
     Phoenix-Morgan Stanley Focus Equity Series                     235,042        49,403
     Phoenix-Oakhurst Balanced Series                             3,922,965     1,046,674
     Phoenix-Oakhurst Growth and Income Series                    4,471,494     1,826,772
     Phoenix-Oakhurst Strategic Allocation Series                 1,353,190       341,570
     Phoenix-Sanford Bernstein Global Value Series                  195,670        22,784
     Phoenix-Sanford Bernstein Mid-Cap Value Series               2,277,219       330,133
     Phoenix-Sanford Bernstein Small-Cap Value Series(1)          1,454,698       183,806
     Phoenix-Seneca Mid-Cap Growth Series                         4,484,611       839,825
     Phoenix-Seneca Strategic Theme Series                        3,572,688       936,860

AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund(3)                          262,624        14,978
     AIM V.I. Value Fund(2)                                         321,121        13,819

The Alger American Fund
              Alger American Leveraged AllCap Portfolio           1,245,429       296,271

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund                         275,242        93,789
     Deutsche VIT Equity 500 Index Fund(4)                            9,987            14

Federated Insurance Series
     Federated Fund for U.S. Government Securities II             3,321,346       578,979
     Federated High Income Bond Fund II                             968,442       251,772

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                  1,617,234       362,547
     VIP Growth Opportunities Portfolio                             358,286       130,639
     VIP Growth Portfolio                                         2,061,897       277,303

Franklin Templeton Variable Insurance Products Trust--Class 2
     Mutual Shares Securities Fund                                  702,117       147,104
     Templeton Asset Strategy Fund                                  221,129        35,614
     Templeton Developing Markets Securities Fund                   136,436        58,975
     Templeton Growth Securities Fund                               759,540       129,350
     Templeton International Securities Fund                      1,462,707       266,373

The Universal Institutional Funds, Inc.
     Technology Portfolio                                         1,153,427       269,425

Wanger Advisors Trust
     Wanger Foreign Forty                                         2,890,327     2,083,162
     Wanger International Small Cap                               5,997,033     2,830,463
     Wanger Twenty                                                  360,225       126,722
     Wanger U.S. Small Cap                                        3,339,612     1,309,801


(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS

     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:


                                                       PERIOD ENDED
                                                        12/31/2001
                                                       -----------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                    2,353,450
Unit Value, end of period                                $1.439912
Net assets, end of period (thousands)                       $3,389
Expenses as a % of average net assets                         1.25%
Net investment income as a % of average net assets           (1.25%)
Total return                                                (25.00%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                      121,874
Unit Value, end of period                                $1.920558
Net assets, end of period (thousands)                         $234
Expenses as a % of average net assets                         1.25%
Net investment income as a % of average net assets            1.13%
Total return                                                 (0.25%)

PHOENIX-AIM MID CAP EQUITY SERIES(5)
Units                                                       13,156
Unit Value, end of period                                $2.126459
Net assets, end of period (thousands)                          $28
Expenses as a % of average net assets                         1.25%(8)
Net investment income as a % of average net assets           (1.42%)(8)
Total return                                                  3.99%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(7)
Units                                                       30,593
Unit Value, end of period                                $2.135983
Net assets, end of period (thousands)                          $65
Expenses as a % of average net assets                         1.25%(8)
Net investment income as a % of average net assets            2.37%(8)
Total return                                                  0.61%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                      341,233
Unit Value, end of period                                $1.810971
Net assets, end of period (thousands)                         $618
Expenses as a % of average net assets                         1.25%
Net investment income as a % of average net assets            0.64%
Total return                                                 (7.16%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                      422,595
Unit Value, end of period                                $0.866350
Net assets, end of period (thousands)                         $366
Expenses as a % of average net assets                         1.25%
Net investment income as a % of average net assets           (1.25%)
Total return                                                (33.90%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                      435,618
Unit Value, end of period                                $2.889419
Net assets, end of period (thousands)                       $1,259
Expenses as a % of average net assets                         1.25%
Net investment income as a % of average net assets            3.53%
Total return                                                  5.28%

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PERIOD ENDED
                                                     12/31/2001
                                                    -----------
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                 8,024,274
Unit Value, end of period                             $1.269780
Net assets, end of period (thousands)                   $10,189
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.20%)
Total return                                             (35.41%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                 2,126,917
Unit Value, end of period                             $1.218231
Net assets, end of period (thousands)                    $2,591
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.25%)
Total return                                             (36.13%)

PHOENIX-ENGEMANN SMALL & Mid-Cap Growth Series
Units                                                 1,108,308
Unit Value, end of period                             $1.054477
Net assets, end of period (thousands)                    $1,169
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.21%)
Total return                                             (27.65%)

PHOENIX-FEDERATED U.S GOVERNMENT BOND SERIES
Units                                                   571,394
Unit Value, end of period                             $2.432987
Net assets, end of period (thousands)                    $1,390
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         3.85%
Total return                                               3.70%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                 2,679,459
Unit Value, end of period                             $2.175937
Net assets, end of period (thousands)                    $5,830
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         2.24%
Total return                                               2.52%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                 2,269,340
Unit Value, end of period                             $2.263435
Net assets, end of period (thousands)                    $5,137
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         7.56%
Total return                                               4.76%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                 2,297,081
Unit Value, end of period                             $2.531590
Net assets, end of period (thousands)                    $5,815
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (0.23%)
Total return                                             (18.99%)

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PERIOD ENDED
                                                     12/31/2001
                                                    -----------
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                 1,669,210
Unit Value, end of period                             $1.612629
Net assets, end of period (thousands)                    $2,692
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (0.52%)
Total return                                             (13.01%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                   874,229
Unit Value, end of period                             $1.639332
Net assets, end of period (thousands)                    $1,433
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (0.46%)
Total return                                             (12.75%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                   891,207
Unit Value, end of period                             $2.226575
Net assets, end of period (thousands)                    $1,984
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         4.16%
Total return                                               5.90%

PHOENIX-JANUS GROWTH SERIES
Units                                                 4,326,967
Unit Value, end of period                             $1.361222
Net assets, end of period (thousands)                    $5,890
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.25%)
Total return                                             (24.80%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(6)
Units                                                       430
Unit Value, end of period                             $2.133236
Net assets, end of period (thousands)                        $1
Expenses as a % of average net assets                      1.25% (8)
Net investment income as a % of average net assets        (2.22%)(8)
Total return                                               0.72%

PHOENIX-MFS VALUE SERIES(4)
Units                                                    61,246
Unit Value, end of period                             $2.109976
Net assets, end of period (thousands)                      $129
Expenses as a % of average net assets                      1.25%(8)
Net investment income as a % of average net assets         1.85%(8)
Total return                                               5.62%

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                   167,884
Unit Value, end of period                             $1.396465
Net assets, end of period (thousands)                      $234
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.26%)
Total return                                             (16.15%)

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                     PERIOD ENDED
                                                      12/31/2001
                                                     -----------
PHOENIX-OAKHURST BALANCED SERIES
Units                                                  2,127,278
Unit Value, end of period                              $2.166022
Net assets, end of period (thousands)                     $4,608
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets          1.57%
Total return                                                1.31%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                  4,657,822
Unit Value, end of period                              $1.791091
Net assets, end of period (thousands)                     $8,343
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets         (0.71%)
Total return                                               (9.32%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                  1,031,312
Unit Value, end of period                              $2.145090
Net assets, end of period (thousands)                     $2,213
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets          1.45%
Total return                                                0.59%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                     89,626
Unit Value, end of period                              $1.865277
Net assets, end of period (thousands)                       $167
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets          0.93%
Total return                                               (8.02%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                    853,570
Unit Value, end of period                              $3.063845
Net assets, end of period (thousands)                     $2,615
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets          0.58%
Total return                                               21.45%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
Units                                                    578,402
Unit Value, end of period                              $2.293171
Net assets, end of period (thousands)                     $1,326
Expenses as a % of average net assets                       1.25%(8)
Net investment income as a % of average net assets          0.56%(8)
Total return                                               14.66%

PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                  2,867,821
Unit Value, end of period                              $2.278162
Net assets, end of period (thousands)                     $6,533
Expenses as a % of average net assets                       1.25%
Net investment income as a % of average net assets         (1.25%)
Total return                                              (26.23%)

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PERIOD ENDED
                                                     12/31/2001
                                                    -----------
PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                 4,368,614
Unit Value, end of period                             $1.619537
Net assets, end of period (thousands)                    $7,075
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.25%)
Total return                                             (28.28%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(3)
Units                                                   126,194
Unit Value, end of period                             $1.765170
Net assets, end of period (thousands)                      $223
Expenses as a % of average net assets                      1.25% (8)
Net investment income as a % of average net assets        (1.26%)(8)
Total return                                             (11.74%)

AIM V.I. VALUE FUND(2)
Units                                                   152,809
Unit Value, end of period                             $1.945096
Net assets, end of period (thousands)                      $297
Expenses as a % of average net assets                      1.25% (8)
Net investment income as a % of average net assets        (0.89%)(8)
Total return                                              (2.75%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                 1,042,456
Unit Value, end of period                             $1.264667
Net assets, end of period (thousands)                    $1,318
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.26%)
Total return                                             (16.99%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                   252,865
Unit Value, end of period                             $1.387726
Net assets, end of period (thousands)                      $351
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.25%)
Total return                                             (25.64%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(4)
Units                                                     4,845
Unit Value, end of period                             $2.108295
Net assets, end of period (thousands)                       $10
Expenses as a % of average net assets                      1.25% (8)
Net investment income as a % of average net assets        (1.32%)(8)
Total return                                               4.87%

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                 1,793,214
Unit Value, end of period                             $2.300722
Net assets, end of period (thousands)                    $4,126
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         1.18%
Total return                                               5.69%

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                PERIOD ENDED
                                                                 12/31/2001
                                                                -----------
FEDERATED HIGH INCOME BOND FUND II
Units                                                               622,510
Unit Value, end of period                                         $1.840235
Net assets, end of period (thousands)                                $1,146
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                     5.22%
Total return                                                           0.11%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                               971,609
Unit Value, end of period                                         $1.615034
Net assets, end of period (thousands)                                $1,569
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (0.86%)
Total return                                                         (13.46%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                               252,273
Unit Value, end of period                                         $1.432344
Net assets, end of period (thousands)                                  $361
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (1.10%)
Total return                                                         (15.52%)

VIP GROWTH PORTFOLIO
Units                                                             1,351,480
Unit Value, end of period                                         $1.396666
Net assets, end of period (thousands)                                $1,888
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (1.25%)
Total return                                                         (18.76%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                               337,852
Unit Value, end of period                                         $2.343372
Net assets, end of period (thousands)                                  $792
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (0.40%)
Total return                                                           5.71%

TEMPLETON ASSET STRATEGY FUND
Units                                                               142,753
Unit Value, end of period                                         $1.950843
Net assets, end of period (thousands)                                  $278
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (0.12%)
Total return                                                         (11.08%)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                               175,742
Unit Value, end of period                                         $1.481914
Net assets, end of period (thousands)                                  $260
Expenses as a % of average net assets                                  1.25%
Net investment income as a % of average net assets                    (0.40%)
Total return                                                          (9.24%)

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PERIOD ENDED
                                                     12/31/2001
                                                    -----------
TEMPLETON GROWTH SECURITIES FUND
Units                                                   379,255
Unit Value, end of period                             $2.413616
Net assets, end of period (thousands)                      $915
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        14.44%
Total return                                              (2.55%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                   905,011
Unit Value, end of period                             $1.809835
Net assets, end of period (thousands)                    $1,638
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets         1.61%
Total return                                             (17.05%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                 2,242,609
Unit Value, end of period                             $0.782073
Net assets, end of period (thousands)                    $1,754
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.24%)
Total return                                             (49.50)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                   649,569
Unit Value, end of period                             $2.110795
Net assets, end of period (thousands)                    $1,371
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.10%)
Total return                                             (27.54%)

WANGER INTERNATIONAL SMALL CAP
Units                                                 2,986,414
Unit Value, end of period                             $1.714823
Net assets, end of period (thousands)                    $5,121
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.25%)
Total return                                             (22.26%)

WANGER TWENTY
Units                                                   401,629
Unit Value, end of period                             $2.618491
Net assets, end of period (thousands)                $1,052,000
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.27%)
Total return                                               7.72%

WANGER U.S. SMALL CAP
Units                                                 3,684,057
Unit Value, end of period                             $2.282040
Net assets, end of period (thousands)                    $8,407
Expenses as a % of average net assets                      1.25%
Net investment income as a % of average net assets        (1.20%)
Total return                                               9.99%

(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001
(8)  Annualized

                        THE PHOENIX EDGE(R)-VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                               SUBACCOUNT
                                        -----------------------------------------------------------------------------------------
                                                                                 PHOENIX-                               PHOENIX-
                                                                                ALLIANCE/                  PHOENIX-      DUFF &
                                          PHOENIX-     PHOENIX-   PHOENIX-AIM   BERNSTEIN     PHOENIX-     DEUTSCHE   PHELPS REAL
                                          ABERDEEN     ABERDEEN     MID-CAP       GROWTH      DEUTSCHE    NASDAQ-100     ESTATE
                                       INTERNATIONAL   NEW ASIA      EQUITY      + VALUE       DOW 30      INDEX(R)    SECURITIES
                                           SERIES       SERIES     SERIES(5)    SERIES(7)      SERIES       SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    1,334,933      106,919           --           --       73,669       69,546      103,282
Participant deposits                        466,933        8,236           --           --      142,629      217,594      113,175
Participant transfers                       618,627        9,368       13,156       30,593      129,567      135,455      227,930
Participant withdrawals                     (67,043)      (2,649)          --           --       (4,632)          --       (8,769)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          2,353,450      121,874       13,156       30,593      341,233      422,595      435,618
                                        =========================================================================================

                                                                   PHOENIX-                               PHOENIX-
                                         PHOENIX-                  ENGEMANN      PHOENIX-    PHOENIX-     GOODWIN      PHOENIX-
                                         ENGEMANN      PHOENIX-    SMALL &      FEDERATED    GOODWIN    MULTI-SECTOR  HOLLISTER
                                         CAPITAL       ENGEMANN    MID-CAP         U.S.       MONEY        FIXED        VALUE
                                          GROWTH     NIFTY FIFTY    GROWTH      GOVERNMENT    MARKET       INCOME       EQUITY
                                          SERIES        SERIES      SERIES     BOND SERIES    SERIES       SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    5,420,361    1,873,988      300,882      216,475    1,539,281    1,081,220      628,051
Participant deposits                      1,938,065      306,343      353,293       40,147    1,998,851      381,135      574,187
Participant transfers                     1,363,425       38,083      465,094      348,377     (599,088)     894,200    1,141,153
Participant withdrawals                    (697,577)     (91,497)     (10,961)     (33,605)    (259,585)     (87,215)     (46,310)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          8,024,274    2,126,917    1,108,308      571,394    2,679,459    2,269,340    2,297,081
                                        =========================================================================================

                                          PHOENIX-                                                                      PHOENIX-
                                        J.P. MORGAN                 PHOENIX-                PHOENIX-MFS                  MORGAN
                                          RESEARCH     PHOENIX-      JANUS       PHOENIX-    INVESTORS                  STANLEY
                                          ENHANCED    JANUS CORE    FLEXIBLE      JANUS        GROWTH    PHOENIX-MFS     FOCUS
                                           INDEX        EQUITY       INCOME       GROWTH       STOCK        VALUE        EQUITY
                                           SERIES       SERIES       SERIES       SERIES     SERIES(6)    SERIES(4)      SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    1,267,018      433,217      293,455    2,589,131           --           --       47,995
Participant deposits                        272,560      205,489      188,797      962,609           --          255       96,970
Participant transfers                       171,534      247,110      438,056      893,578          430       60,991       27,219
Participant withdrawals                     (41,902)     (11,587)     (29,101)    (118,351)          --           --       (4,300)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          1,669,210      874,229      891,207    4,326,967          430       61,246      167,884
                                        =========================================================================================

                                                                                PHOENIX-     PHOENIX-     PHOENIX-
                                                      PHOENIX-     PHOENIX-     SANFORD      SANFORD      SANFORD      PHOENIX-
                                         PHOENIX-     OAKHURST     OAKHURST    BERNSTEIN    BERNSTEIN    BERNSTEIN      SENECA
                                         OAKHURST    GROWTH AND   STRATEGIC      GLOBAL      MID-CAP     SMALL-CAP     MID-CAP
                                         BALANCED      INCOME     ALLOCATION     VALUE        VALUE        VALUE        GROWTH
                                          SERIES       SERIES       SERIES       SERIES       SERIES     SERIES(1)      SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      833,170    3,237,422      577,202           77      150,251           --    1,490,652
Participant deposits                        615,832      515,347      228,921       31,968      265,109      105,720      647,765
Participant transfers                       726,389    1,056,149      245,218       58,305      447,642      475,832      789,499
Participant withdrawals                     (48,113)    (151,096)     (20,029)        (724)      (9,432)      (3,150)     (60,095)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          2,127,278    4,657,822    1,031,312       89,626      853,570      578,402    2,867,821
                                        =========================================================================================

                                          PHOENIX-                                ALGER                                FEDERATED
                                           SENECA     AIM V.I.                   AMERICAN     DEUTSCHE     DEUTSCHE     FUND FOR
                                         STRATEGIC    CAPITAL       AIM V.I.    LEVERAGED   VIT EAFE(R)   VIT EQUITY      U.S.
                                           THEME    APPRECIATION     VALUE        ALLCAP       EQUITY     500 INDEX    GOVERNMENT
                                           SERIES     FUND(3)       FUND(2)     PORTFOLIO    INDEX FUND    FUND(4)   SECURITIES II
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period    3,070,052           --           --      361,924      134,844           --      590,609
Participant deposits                        567,450       88,788       72,216      447,025       58,690          259      427,473
Participant transfers                       832,131       37,968       80,593      241,685       63,045        4,588      825,282
Participant withdrawals                    (101,019)        (562)          --       (8,178)      (3,714)          (2)     (50,150)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period          4,368,614      126,194      152,809    1,042,456      252,865        4,845    1,793,214
                                        =========================================================================================

                                                                                                                       TEMPLETON
                                                                                               MUTUAL     TEMPLETON    DEVELOPING
                                        FEDERATED       VIP        VIP GROWTH                  SHARES       ASSET       MARKETS
                                       HIGH INCOME CONTRAFUND(R) OPPORTUNITIES  VIP GROWTH   SECURITIES    STRATEGY    SECURITIES
                                       BOND FUND II  PORTFOLIO     PORTFOLIO    PORTFOLIO       FUND         FUND         FUND
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      265,656      198,876       98,447      203,898      113,188       57,977      129,302
Participant deposits                        215,402      301,939      104,190      561,802       73,579       58,256       26,473
Participant transfers                       150,091      482,754       55,226      603,883      153,408       26,520       23,205
Participant withdrawals                      (8,639)     (11,960)      (5,590)     (18,103)      (2,323)          --       (3,238)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period            622,510      971,609      252,273    1,351,480      337,852      142,753      175,742
                                        =========================================================================================

                                         TEMPLETON    TEMPLETON
                                           GROWTH   INTERNATIONAL                 WANGER       WANGER                    WANGER
                                         SECURITIES   SECURITIES   TECHNOLOGY    FOREIGN   INTERNATIONAL    WANGER     U.S. SMALL
                                            FUND         FUND      PORTFOLIO      FORTY      SMALL CAP      TWENTY        CAP
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      153,054      458,588    1,432,650      352,471    2,133,604      302,958    2,706,101
Participant deposits                        104,247      250,803      434,276       46,962      481,412       82,760      619,502
Participant transfers                       133,073      218,661      425,232      262,742      465,143       19,233      461,782
Participant withdrawals                     (11,119)     (23,041)     (49,549)     (12,606)     (93,745)      (3,322)    (103,328)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period            379,255      905,011    2,242,609      649,569    2,986,414      401,629    3,684,057
                                        =========================================================================================


(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001

                       THE PHOENIX EDGE(R) - VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

PHL Variable and its affiliate, Phoenix Equity Planning Corporation
("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .725% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $48,402 and $6,662 during the years ended December 31, 2001 and 2000, respectively.

PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by PHL Variable.

On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $67,798 and $39,250 for the years ended December 31, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986
(the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 10--PROPOSED FUND CHANGES

On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

      Merging Series                            Surviving Series
      --------------                            ----------------
      Phoenix-Engemann Nifty Fifty Series       Phoenix-Engemann Capital Growth Series
      Phoenix-Janus Core Equity Series          Phoenix-Janus Growth Series
      Phoenix-Oakhurst Balanced Series          Phoenix-Oakhurst Strategic Allocation Series

If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix
Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

                       THE PHOENIX EDGE(R) - VA (OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 11--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/ Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS



PRICEWATERHOUSECOOPERS[GRAPHIC]



To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 2)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 2)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 22, 2002

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

-----------------------------

--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------



The
Phoenix
    Edge(R)-VA  Option 3




                        PHL Variable Accumulation Account
                        DECEMBER 31, 2001
















                     [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                                             PHOENIX-
                                                                             ALLIANCE/                        PHOENIX-
                                              PHOENIX-        PHOENIX-       BERNSTEIN        PHOENIX-        DEUTSCHE
                                              ABERDEEN        ABERDEEN         GROWTH         DEUTSCHE       NASDAQ-100
                                            INTERNATIONAL     NEW ASIA        + VALUE          DOW 30         INDEX(R)
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   1,217,358   $      42,404   $     113,160   $     258,472   $     112,638
                                            =============   =============   =============   =============   =============
        Investments at market               $     975,450   $      40,543   $     114,036   $     249,101   $     110,020
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       975,450          40,543         114,036         249,101         110,020
LIABILITIES
        Accrued expenses to related party           1,121              49              92             296             131
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     974,329   $      40,494   $     113,944   $     248,805   $     109,889
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    714,161          24,848          53,354         140,751         122,324
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.364303   $    1.629677   $    2.135610   $    1.767693   $    0.898343
                                            =============   =============   =============   =============   =============


                                                                                               PHOENIX-       PHOENIX-
                                             PHOENIX-DUFF     PHOENIX-                         ENGEMANN       FEDERATED
                                            & PHELPS REAL     ENGEMANN        PHOENIX-          SMALL           U.S.
                                              ESTATE           CAPITAL        ENGEMANN        & MID-CAP       GOVERNMENT
                                              SECURITIES       GROWTH        NIFTY FIFTY       GROWTH            BOND
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     275,318   $   1,678,389   $     703,009   $     788,294   $      58,397
                                            =============   =============   =============   =============   =============
        Investments at market               $     297,850   $     928,380   $     406,725   $     711,504   $      58,202
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       297,850         928,380         406,725         711,504          58,202
LIABILITIES
        Accrued expenses to related party             372           1,074             466             808              71
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     297,478   $     927,306   $     406,259   $     710,696   $      58,131
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    108,003         735,256         330,692         627,746          26,211
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.754338   $    1.261191   $    1.228486   $    1.132139   $    2.217807
                                            =============   =============   =============   =============   =============

                                                                                              PHOENIX-
                                             PHOENIX-         PHOENIX-        PHOENIX-      J.P. MORGAN      PHOENIX-
                                             GOODWIN          GOODWIN        HOLLISTER       RESEARCH         JANUS
                                               MONEY        MULTI-SECTOR       VALUE         ENHANCED          CORE
                                              MARKET        FIXED INCOME       EQUITY          INDEX          EQUITY
                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                           -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   1,970,924   $     586,023   $   1,836,780   $     479,843   $     452,012
                                            =============   =============   =============   =============   =============
        Investments at market               $   1,970,924   $     570,423   $   1,646,184   $     378,048   $     395,601
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     1,970,924         570,423       1,646,184         378,048         395,601
LIABILITIES
        Accrued expenses to related party           2,206             700           1,936             460             510
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   1,968,718   $     569,723   $   1,644,248   $     377,588   $     395,091
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    907,365         265,318         724,073         236,131         237,377
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.169708   $    2.147323   $    2.270833   $    1.599064   $    1.664401
                                            =============   =============   =============   =============   =============


                                             PHOENIX-                                         PHOENIX-
                                               JANUS         PHOENIX-        PHOENIX-          MORGAN        PHOENIX-
                                             FLEXIBLE         JANUS            MFS            STANLEY        OAKHURST
                                              INCOME          GROWTH          VALUE         FOCUS EQUITY     BALANCED
                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                           -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   1,075,435   $   2,198,444   $      75,779   $     520,918   $     932,681
                                            =============   =============   =============   =============   =============
        Investments at market               $   1,084,289   $   1,760,841   $      76,530   $     463,066   $     840,703
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     1,084,289       1,760,841          76,530         463,066         840,703
LIABILITIES
        Accrued expenses to related party           1,243           1,984              34             570             961
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   1,083,046   $   1,758,857   $      76,496   $     462,496   $     839,742
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    487,421       1,294,748          36,261         310,861         391,024
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.221995   $    1.358455   $    2.109610   $    1.487792   $    2.147544
                                            =============   =============   =============   =============   =============


                                                                              PHOENIX-         PHOENIX-        PHOENIX-
                                              PHOENIX-        PHOENIX-        SANFORD          SANFORD        SANFORD
                                              OAKHURST        OAKHURST       BERNSTEIN        BERNSTEIN      BERNSTEIN
                                             GROWTH AND       STRATEGIC        GLOBAL          MID-CAP       SMALL-CAP
                                               INCOME        ALLOCATION        VALUE            VALUE          VALUE
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   1,703,083   $     417,211   $      78,605   $   1,602,301   $     983,194
                                            =============   =============   =============   =============   =============
        Investments at market               $   1,506,255   $     399,504   $      76,227   $   1,853,260   $   1,057,800
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                     1,506,255         399,504          76,227       1,853,260       1,057,800
LIABILITIES
        Accrued expenses to related party           1,695             473              92           2,115           1,266
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $   1,504,560   $     399,031   $      76,135   $   1,851,145   $   1,056,534
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    809,194         187,786          40,580         693,370         434,300
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.859331   $    2.124930   $    1.876147   $    2.669779   $    2.432729
                                            =============   =============   =============   =============   =============


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                                             ALGER
                                             PHOENIX-        PHOENIX-                                       AMERICAN
                                              SENECA          SENECA         AIM V.I.                       LEVERAGED
                                             MID-CAP        STRATEGIC         CAPITAL        AIM V.I.        ALLCAP
                                              GROWTH          THEME        APPRECIATION       VALUE         PORTFOLIO
                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                           -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $   1,031,110   $   1,563,011   $       9,283   $      43,983   $     236,396
                                            =============   =============   =============   =============   =============
        Investments at market               $     743,124   $     794,380   $       9,326   $      45,340   $     228,987
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                       743,124         794,380           9,326          45,340         228,987
LIABILITIES
        Accrued expenses to related party             789             856               2              39             282
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     742,335   $     793,524   $       9,324   $      45,301   $     228,705
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    401,167         488,297           5,042          24,147         180,857
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.850439   $    1.625085   $    1.849477   $    1.876174   $    1.264565
                                            =============   =============   =============   =============   =============


                                                                             FEDERATED
                                              DEUTSCHE        DEUTSCHE      FUND FOR U.S.      FEDERATED        VIP
                                              VIT EAFE(R)    VIT EQUITY       GOVERNMENT      HIGH INCOME   CONTRAFUND(R)
                                            EQUITY INDEX     500 INDEX      SECURITIES II    BOND FUND II    PORTFOLIO
                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $      18,316   $       1,344   $     787,796   $     175,195   $     214,880
                                            =============   =============   =============   =============   =============
        Investments at market               $      13,519   $       1,348   $     809,251   $     158,031   $     202,072
                                            -------------   -------------   -------------   -------------   -------------
               Total assets                        13,519           1,348         809,251         158,031         202,072
LIABILITIES
        Accrued expenses to related party              15               1             993             190             244
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $      13,504   $       1,347   $     808,258   $     157,841   $     201,828
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                     10,678             639         347,780          85,002         125,185
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.264603   $    2.107931   $    2.324049   $    1.856911   $    1.612237
                                            =============   =============   =============   =============   =============


                                                                                                               TEMPLETON
                                             VIP GROWTH                        MUTUAL                         DEVELOPING
                                            OPPORTUNITIES    VIP GROWTH        SHARES           TEMPLETON      MARKETS
                                              PORTFOLIO      PORTFOLIO       SECURITIES      ASSET STRATEGY   SECURITIES
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     127,990   $     147,594   $     178,758   $      50,809   $      52,897
                                            =============   =============   =============   =============   =============
        Investments at market               $     116,122   $     136,822   $     179,368   $      44,787   $      43,284
                                            -------------   -------------   -------------   -------------   -------------
                                                  116,122         136,822         179,368          44,787          43,284
LIABILITIES
        Accrued expenses to related party             139             166             212              55              58
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     115,983   $     136,656   $     179,156   $      44,732   $      43,226
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                     81,096         100,909          74,592          25,920          33,803
                                            =============   =============   =============   =============   =============
Unit value                                  $    1.430192   $    1.354257   $    2.401822   $    1.725744   $    1.278759
                                            =============   =============   =============   =============   =============


                                             TEMPLETON        TEMPLETON                                         WANGER
                                               GROWTH       INTERNATIONAL    TECHNOLOGY        WANGER       INTERNATIONAL
                                             SECURITIES       SECURITIES     PORTFOLIO      FOREIGN FORTY     SMALL CAP
                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                            -------------   -------------   -------------   -------------   -------------
ASSETS
        Investments at cost                 $     567,506   $     929,408   $   1,014,342   $     314,247   $   1,051,247
                                            =============   =============   =============   =============   =============
        Investments at market               $     464,790   $     812,829   $     480,867   $     214,177   $     576,635
                                            -------------   -------------   -------------   -------------   -------------
                                                  464,790         812,829         480,867         214,177         576,635
LIABILITIES
        Accrued expenses to related party             566             949             485             228             619
                                            -------------   -------------   -------------   -------------   -------------
NET ASSETS                                  $     464,224   $     811,880   $     480,382   $     213,949   $     576,016
                                            =============   =============   =============   =============   =============
Accumulation units outstanding                    218,211         483,674         615,542         101,579         337,313
                                            =============   =============   =============   =============   =============
Unit value                                  $    2.127403   $    1.678570   $    0.780422   $    2.106231   $    1.707659
                                            =============   =============   =============   =============   =============

                                               WANGER        WANGER U.S.
                                               TWENTY         SMALL CAP
                                             SUBACCOUNT      SUBACCOUNT
                                            -------------   -------------
ASSETS
        Investments at cost                 $     159,161   $   1,211,723
                                             =============   =============
        Investments at market               $     181,672   $   1,312,580
                                            -------------   -------------
                                                  181,672       1,312,580
LIABILITIES
        Accrued expenses to related party             237           1,524
                                            -------------   -------------
NET ASSETS                                  $     181,435   $   1,311,056
                                            =============   =============
Accumulation units outstanding                     70,770         570,639
                                            =============   =============
Unit value                                  $    2.563737   $    2.297522
                                            =============   =============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                              PHOENIX-
                                                                                              ALLIANCE/                   PHOENIX-
                                                                 PHOENIX-       PHOENIX-      BERNSTEIN      PHOENIX-      DEUTSCHE
                                                                 ABERDEEN       ABERDEEN       GROWTH       DEUTSCHE     NASDAQ-100
                                                               INTERNATIONAL    NEW ASIA      + VALUE        DOW 30       INDEX(R)
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $     -      $     860      $     128    $   2,542    $     -
Expenses
        Mortality, expense risk and administrative charges            10,722          404            116        2,452          837
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                         (10,722)         456             12           90         (837)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                     (13,200)        (363)           -           (748)     (47,517)
Net realized gain distribution from Fund                              26,758          -              -          2,815          -
Net unrealized appreciation (depreciation) on investment            (205,432)          80            876      (11,599)       9,951
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                       (191,874)        (283)           876       (9,532)     (37,566)
Net increase (decrease) in net assets resulting from operations    $(202,596)   $     173      $     888    $  (9,442)   $ (38,403)
                                                                   =========    =========      =========    =========    =========

                                                                                                             PHOENIX-    PHOENIX-
                                                                PHOENIX-DUFF    PHOENIX-                     ENGEMANN    FEDERATED
                                                               & PHELPS REAL    ENGEMANN      PHOENIX-        SMALL        U.S.
                                                                 ESTATE          CAPITAL      ENGEMANN      & MID-CAP    GOVERNMENT
                                                                 SECURITIES      GROWTH      NIFTY FIFTY     GROWTH         BOND
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $  10,320    $     578      $     -      $     297    $   1,808
Expenses
        Mortality, expense risk and administrative charges             3,474       14,093          5,792        7,121          527
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                           6,846      (13,515)        (5,792)      (6,824)       1,281
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                         832      (61,591)       (40,951)     (13,212)        (372)
Net realized gain distribution from Fund                                 -         21,542            -            -          1,052
Net unrealized appreciation (depreciation) on investment               3,486     (455,253)      (171,604)     (76,859)        (600)
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                          4,318     (495,302)      (212,555)     (90,071)          80
Net increase (decrease) in net assets resulting from operations    $  11,164    $(508,817)     $(218,347)   $ (96,895)   $   1,361
                                                                   =========    =========      =========    =========    =========

                                                                                                             PHOENIX-
                                                                 PHOENIX-       PHOENIX-      PHOENIX-      J.P. MORGAN   PHOENIX-
                                                                 GOODWIN        GOODWIN      HOLLISTER       RESEARCH      JANUS
                                                                   MONEY      MULTI-SECTOR     VALUE         ENHANCED       CORE
                                                                  MARKET      FIXED INCOME     EQUITY          INDEX       EQUITY
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $  60,241    $  37,273      $  11,360    $   2,669    $   2,553
Expenses
        Mortality, expense risk and administrative charges            23,029        5,449         15,053        4,932        4,364
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                          37,212       31,824         (3,693)      (2,263)      (1,811)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                         -         (3,260)         1,432          (20)       4,405
Net realized gain distribution from Fund                                 -            -            6,960        2,300          -
Net unrealized appreciation (depreciation) on investment                 -        (16,541)      (197,778)     (50,764)     (34,940)
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                             --      (19,801)      (189,386)     (48,484)     (30,535)
Net increase (decrease) in net assets resulting from operations    $  37,212    $  12,023      $(193,079)   $ (50,747)   $ (32,346)
                                                                   =========    =========      =========    =========    =========


                                                                 PHOENIX-                                    PHOENIX-
                                                                   JANUS        PHOENIX-      PHOENIX-        MORGAN      PHOENIX-
                                                                 FLEXIBLE        JANUS          MFS          STANLEY      OAKHURST
                                                                  INCOME         GROWTH        VALUE       FOCUS EQUITY   BALANCED
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $  44,630    $     -        $     138    $     -      $  21,066
Expenses
        Mortality, expense risk and administrative charges            11,911       18,501             34        5,072       10,617
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                          32,719      (18,501)           104       (5,072)      10,449
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                          58       (2,011)           -         (1,199)        (900)
Net realized gain distribution from Fund                               7,854           --            -            -         16,433
Net unrealized appreciation (depreciation) on investment               5,668     (334,831)           751      (37,438)     (16,315)
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                         13,580     (336,842)           751      (38,637)        (782)
Net increase (decrease) in net assets resulting from operations    $  46,299    $(355,343)     $     855    $ (43,709)   $   9,667
                                                                   =========    =========      =========    =========    =========
                                                                                              PHOENIX-       PHOENIX-      PHOENIX-
                                                                 PHOENIX-       PHOENIX-      SANFORD         SANFORD     SANFORD
                                                                 OAKHURST       OAKHURST     BERNSTEIN       BERNSTEIN   BERNSTEIN
                                                                GROWTH AND      STRATEGIC      GLOBAL         MID-CAP    SMALL-CAP
                                                                  INCOME       ALLOCATION      VALUE           VALUE       VALUE
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $   7,526    $   7,258      $     667    $  18,696    $   6,181
Expenses
        Mortality, expense risk and administrative charges            20,341        3,675            953       15,488        9,755
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                         (12,815)       3,583           (266)       3,208       (3,574)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                     (42,618)      (3,335)        (4,355)       3,195        2,063
Net realized gain distribution from Fund                               3,595        4,601            475        7,764       11,520
Net unrealized appreciation (depreciation) on investment            (120,950)      (1,254)        (3,159)     230,776       72,144
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                       (159,973)          12         (7,039)     241,735       85,727
Net increase (decrease) in net assets resulting from operations    $(172,788)   $   3,595      $  (7,325)   $ 244,943    $  82,153
                                                                   =========    =========      =========    =========    =========


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                                                           ALGER
                                                                 PHOENIX-       PHOENIX-                                  AMERICAN
                                                                  SENECA         SENECA        AIM V.I.                   LEVERAGED
                                                                 MID-CAP       STRATEGIC        CAPITAL      AIM V.I.      ALLCAP
                                                                  GROWTH         THEME       APPRECIATION     VALUE       PORTFOLIO
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $     -      $     -       $      -     $      35    $      -
Expenses
        Mortality, expense risk and administrative charges             9,419       13,243              2           85        1,675
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                          (9,419)     (13,243)            (2)         (50)      (1,675)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                     (30,038)    (184,024)           -              1      (13,823)
Net realized gain distribution from Fund                                  --       24,945            -            537        2,658
Net unrealized appreciation (depreciation) on investment            (191,653)    (219,946)            43        1,357        3,958
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                       (221,691)    (379,025)            43        1,895       (7,207)
Net increase (decrease) in net assets resulting from operations    $(231,110)   $(392,268)     $      41    $   1,845    $  (8,882)
                                                                   =========    =========      =========    =========    =========
                                                                                             FEDERATED
                                                                  DEUTSCHE      DEUTSCHE    FUND FOR U.S.    FEDERATED      VIP
                                                                 VIT EAFE(R)   VIT EQUITY    GOVERNMENT   HIGH INCOME  CONTRAFUND(R)
                                                                EQUITY INDEX   500 INDEX    SECURITIES II  BOND FUND II  PORTFOLIO
                                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  ------------ -----------
Investment income
        Distributions                                              $     -      $      -       $   8,159    $  13,449    $     567
Expenses
        Mortality, expense risk and administrative charges               176            1          6,208        1,779        2,036
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                            (176)          (1)         1,951       11,670       (1,469)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                        (318)          -            (544)      (1,152)      (6,515)
Net realized gain distribution from Fund                                  --           -              -            -         2,268
Net unrealized appreciation (depreciation) on investment              (3,385)           4         18,552      (13,876)      (9,649)
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                         (3,703)           4         18,008      (15,028)     (13,896)
Net increase (decrease) in net assets resulting from operations    $  (3,879)   $       3      $  19,959    $  (3,358)   $ (15,365)
                                                                   =========    =========      =========    =========    =========
                                                                                                                          TEMPLETON
                                                                 VIP GROWTH                    MUTUAL                    DEVELOPING
                                                                OPPORTUNITIES  VIP GROWTH      SHARES        TEMPLETON    MARKETS
                                                                  PORTFOLIO    PORTFOLIO     SECURITIES   ASSET STRATEGY SECURITIES
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                               -------------  ------------  -------------  -----------  -----------
Investment income
        Distributions                                              $     138    $     -        $   2,132    $     698    $     425
Expenses
        Mortality, expense risk and administrative charges             1,121        1,669          1,530          672          621
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income (loss)                                            (983)      (1,669)           602           26         (196)
                                                                   ---------    ---------      ---------    ---------    ---------
Net realized gain (loss) from share transactions                      (3,561)     (41,592)           236       (5,430)        (829)
Net realized gain distribution from Fund                                  --        9,147          7,167        5,000          -
Net unrealized appreciation (depreciation) on investment              (6,920)         834         (4,455)      (5,882)      (4,016)
                                                                   ---------    ---------      ---------    ---------    ---------
Net gain (loss) on investment                                        (10,481)     (31,611)         2,948       (6,312)      (4,845)
Net increase (decrease) in net assets resulting from operations    $ (11,464)   $ (33,280)     $   3,550    $  (6,286)   $  (5,041)
                                                                   =========    =========      =========    =========    =========
                                                                TEMPLETON      TEMPLETON                                   WANGER
                                                                  GROWTH     INTERNATIONAL  TECHNOLOGY      WANGER     INTERNATIONAL
                                                                SECURITIES     SECURITIES   PORTFOLIO    FOREIGN FORTY   SMALL CAP
                                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                               -------------  ------------ -------------  -----------  -----------
Investment income
        Distributions                                              $  80,075    $   8,391     $     -      $     256    $     -
Expenses
        Mortality, expense risk and administrative charges             3,982        5,183         6,204        2,983        6,076
                                                                   ---------    ---------     ---------    ---------    ---------
Net investment income (loss)                                          76,093        3,208        (6,204)      (2,727)      (6,076)
                                                                   ---------    ---------     ---------    ---------    ---------
Net realized gain (loss) from share transactions                      (1,443)      (3,536)     (147,740)     (12,802)         537
Net realized gain distribution from Fund                               8,924       65,995           -         16,424      136,191
Net unrealized appreciation (depreciation) on investment            (104,787)    (116,222)     (228,222)     (80,964)    (245,513)
                                                                   ---------    ---------     ---------    ---------    ---------
Net gain (loss) on investment                                        (97,306)     (53,763)     (375,962)     (77,342)    (108,785)
Net increase (decrease) in net assets resulting from operations    $ (21,213)   $ (50,555)    $(382,166)   $ (80,069)   $(114,861)
                                                                   =========    =========     =========    =========    =========


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                  WANGER       WANGER U.S.
                                                                  TWENTY        SMALL CAP
                                                                SUBACCOUNT     SUBACCOUNT
                                                               -------------  ------------
Investment income
        Distributions                                              $     -      $     357
Expenses
        Mortality, expense risk and administrative charges             2,197       12,054
                                                                   ---------    ---------
Net investment income (loss)                                          (2,197)     (11,697)
                                                                   ---------    ---------
Net realized gain (loss) from share transactions                          30        6,479
Net realized gain distribution from Fund                                 -            -
Net unrealized appreciation (depreciation) on investment              15,609       92,394
                                                                   ---------    ---------
Net gain (loss) on investment                                         15,639       98,873
Net increase (decrease) in net assets resulting from operations    $  13,442    $  87,176
                                                                   =========    =========

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                          PHOENIX-
                                                                                          ALLIANCE/                      PHOENIX-
                                                             PHOENIX-       PHOENIX-      BERNSTEIN       PHOENIX-       DEUTSCHE
                                                             ABERDEEN       ABERDEEN        GROWTH        DEUTSCHE      NASDAQ-100
                                                           INTERNATIONAL    NEW ASIA       + VALUE         DOW 30        INDEX(R)
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $    (10,722)  $        456   $         12   $         90  $       (837)
        Net realized gain (loss)                                  13,558           (363)           -            2,067       (47,517)
        Net unrealized appreciation (depreciation)              (205,432)            80            876        (11,599)        9,951
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations       (202,596)           173            888         (9,442)      (38,403)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     865,841            348            -           24,419         2,604
        Participant transfers                                    131,463         25,696        113,066         73,555       115,980
        Participant withdrawals                                  (19,053)           155            (10)           -             -
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      978,251         26,199        113,056         97,974       118,584
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                    775,655         26,372        113,944         88,532        80,181
NET ASSETS
        Beginning of period                                      198,674         14,122            -          160,273        29,708
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $    974,329   $     40,494   $    113,944   $    248,805  $    109,889
                                                            ============   ============   ============   ============  ============
                                                                                                           PHOENIX-      PHOENIX-
                                                            PHOENIX-DUFF    PHOENIX-                       ENGEMANN      FEDERATED
                                                           & PHELPS REAL    ENGEMANN       PHOENIX-         SMALL          U.S.
                                                             ESTATE          CAPITAL       ENGEMANN       & MID-CAP      GOVERNMENT
                                                             SECURITIES      GROWTH       NIFTY FIFTY      GROWTH           BOND
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $      6,846   $    (13,515)  $     (5,792)  $     (6,824) $      1,281
        Net realized gain (loss)                                     832        (40,049)       (40,951)       (13,212)          680
        Net unrealized appreciation (depreciation)                 3,486       (455,253)      (171,604)       (76,859)         (600)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         11,164       (508,817)      (218,347)       (96,895)        1,361
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                      12,972        116,760         38,708        823,532           616
        Participant transfers                                    (20,497)       (42,520)       (21,569)       (21,561)       43,556
        Participant withdrawals                                   (3,511)       (25,089)        (2,842)        (8,781)         (503)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      (11,036)        49,151         14,297        793,190        43,669
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                        128       (459,666)      (204,050)       696,295        45,030
NET ASSETS
        Beginning of period                                      297,350      1,386,972        610,309         14,401        13,101
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $    297,478   $    927,306   $    406,259   $    710,696  $     58,131
                                                            ============   ============   ============   ============  ============

                                                                                                          PHOENIX-
                                                             PHOENIX-        PHOENIX-       PHOENIX-     J.P. MORGAN     PHOENIX-
                                                             GOODWIN         GOODWIN       HOLLISTER      RESEARCH        JANUS
                                                               MONEY       MULTI-SECTOR      VALUE        ENHANCED         CORE
                                                              MARKET       FIXED INCOME      EQUITY         INDEX         EQUITY
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $     37,212   $     31,824   $     (3,693)  $     (2,263) $     (1,811)
        Net realized gain (loss)                                     -           (3,260)         8,392          2,280         4,405
        Net unrealized appreciation (depreciation)                   -          (16,541)      (197,778)       (50,764)      (34,940)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         37,212         12,023       (193,079)       (50,747)      (32,346)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                   1,902,879         79,194      1,160,352         30,266       124,371
        Participant transfers                                   (968,963)       351,767        459,819         37,815        49,118
        Participant withdrawals                                  (52,560)       (10,954)       (31,702)        (4,299)       (6,052)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      881,356        420,007      1,588,469         63,782       167,437
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                    918,568        432,030      1,395,390         13,035       135,091
NET ASSETS
        Beginning of period                                    1,050,150        137,693        248,858        364,553       260,000
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $  1,968,718   $    569,723   $  1,644,248   $    377,588  $    395,091
                                                            ============   ============   ============   ============  ============
                                                             PHOENIX-                                      PHOENIX-
                                                               JANUS        PHOENIX-       PHOENIX-         MORGAN       PHOENIX-
                                                             FLEXIBLE        JANUS           MFS           STANLEY       OAKHURST
                                                              INCOME         GROWTH         VALUE        FOCUS EQUITY    BALANCED
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $     32,719   $    (18,501)  $        104   $     (5,072) $     10,449
        Net realized gain (loss)                                   7,912         (2,011)           -           (1,199)       15,533
        Net unrealized appreciation (depreciation)                 5,668       (334,831)           751        (37,438)      (16,315)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         46,299       (355,343)           855        (43,709)        9,667
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     314,776      1,322,790            -          368,628       114,319
        Participant transfers                                    262,592        149,899         75,641         20,584       128,353
        Participant withdrawals                                  (30,935)       (34,375)           -           (1,275)      (50,958)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      546,433      1,438,314         75,641        387,937       191,714
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                    592,732      1,082,971         76,496        344,228       201,381
NET ASSETS
        Beginning of period                                      490,314        675,886            -          118,268       638,361
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $  1,083,046   $  1,758,857   $     76,496   $    462,496  $    839,742
                                                            ============   ============   ============   ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                           PHOENIX-        PHOENIX-       PHOENIX-
                                                             PHOENIX-       PHOENIX-       SANFORD         SANFORD       SANFORD
                                                             OAKHURST       OAKHURST      BERNSTEIN       BERNSTEIN     BERNSTEIN
                                                            GROWTH AND      STRATEGIC       GLOBAL         MID-CAP      SMALL-CAP
                                                              INCOME       ALLOCATION       VALUE           VALUE         VALUE
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $    (12,815)  $      3,583   $       (286)  $      3,208  $     (3,574)
        Net realized gain (loss)                                 (39,023)         1,266         (3,880)        10,959        13,583
        Net unrealized appreciation (depreciation)              (120,950)        (1,254)        (3,159)       230,776        72,144
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations       (172,788)         3,595         (7,325)       244,943        82,153
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     111,068          1,020         51,232         75,827           296
        Participant transfers                                    355,645        259,197         (7,649)     1,296,356       932,470
        Participant withdrawals                                  (32,585)       (25,277)           -          (20,575)          -
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      434,128        234,940         43,583      1,351,608       932,766
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                    261,340        238,535         36,258      1,596,551     1,014,919
NET ASSETS
        Beginning of period                                    1,243,220        160,496         39,877        254,594        41,615
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $  1,504,560   $    399,031   $     76,135   $  1,851,145  $  1,056,534
                                                            ============   ============   ============   ============  ============


                                                                                                                         ALGER
                                                             PHOENIX-       PHOENIX-                                    AMERICAN
                                                              SENECA         SENECA        AIM V.I.                     LEVERAGED
                                                             MID-CAP       STRATEGIC        CAPITAL       AIM V.I.       ALLCAP
                                                              GROWTH         THEME        APPRECIATION     VALUE        PORTFOLIO
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $     (9,419)  $    (13,243)  $         (2)  $        (50) $     (1,675)
        Net realized gain (loss)                                 (30,038)      (159,079)            -             538       (11,165)
        Net unrealized appreciation (depreciation)              (191,653)      (219,946)            43          1,357         3,958
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations       (231,110)      (392,268)            41          1,845        (8,882)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     116,743         70,812          9,283         20,823         2,259
        Participant transfers                                    141,212       (381,916)            -          22,633       180,377
        Participant withdrawals                                  (25,280)       (19,400)            -             -              -
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      232,675       (330,504)         9,283         43,456       182,636
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                      1,565       (722,772)         9,324         45,301       173,754
NET ASSETS
        Beginning of period                                      740,770      1,516,296             -             -          54,951
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $    742,335   $    793,524   $      9,324   $     45,301  $    228,705
                                                            ============   ============   ============   ============  ============


                                                                                          FEDERATED
                                                             DEUTSCHE       DEUTSCHE     FUND FOR U.S.     FEDERATED       VIP
                                                             VIT EAFE(R)   VIT EQUITY      GOVERNMENT     HIGH INCOME  CONTRAFUND(R)
                                                           EQUITY INDEX    500 INDEX     SECURITIES II   BOND FUND II   PORTFOLIO
                                                            SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $       (176)  $         (1)  $      1,951   $     11,670  $     (1,469)
        Net realized gain (loss)                                    (318)           -             (544)        (1,152)       (4,247)
        Net unrealized appreciation (depreciation)                (3,385)             4         18,552        (13,876)       (9,649)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations         (3,879)             3         19,959         (3,358)      (15,365)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                       5,589          1,344        427,280         14,739         1,441
        Participant transfers                                      3,211            -          324,734         62,925       147,595
        Participant withdrawals                                      (20)           -          (29,504)        (1,027)          -
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                        8,780          1,344        722,510         76,637       149,036
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                      4,901          1,347        742,469         73,279       133,671
NET ASSETS
        Beginning of period                                        8,603            -           65,789         84,562        68,157
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $     13,504   $      1,347   $    808,258   $    157,841  $    201,828
                                                            ============   ============   ============   ============  ============


                                                                                                                         TEMPLETON
                                                            VIP GROWTH                      MUTUAL                      DEVELOPING
                                                           OPPORTUNITIES   VIP GROWTH       SHARES         TEMPLETON     MARKETS
                                                             PORTFOLIO     PORTFOLIO      SECURITIES    ASSET STRATEGY  SECURITIES
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $       (983)  $     (1,669)  $        602   $         26  $       (196)
        Net realized gain (loss)                                  (3,561)       (32,445)         7,403           (430)         (829)
        Net unrealized appreciation (depreciation)                (6,920)           834         (4,455)        (5,882)       (4,016)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations        (11,464)       (33,280)         3,550         (6,286)       (5,041)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                       8,917         27,806         78,148            221         1,513
        Participant transfers                                     71,042         32,057         26,417         13,137        13,473
        Participant withdrawals                                      (76)           -           (2,580)          (477)          (35)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                       79,883         59,863        101,985         12,881        14,951
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                     68,419         26,583        105,535          6,595         9,910
NET ASSETS
        Beginning of period                                       47,564        110,073         73,621         38,137        33,316
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $    115,983   $    136,656   $    179,156   $     44,732  $     43,226
                                                            ============   ============   ============   ============  ============


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                            TEMPLETON       TEMPLETON                                      WANGER
                                                              GROWTH      INTERNATIONAL   TECHNOLOGY       WANGER      INTERNATIONAL
                                                            SECURITIES      SECURITIES    PORTFOLIO     FOREIGN FORTY    SMALL CAP
                                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                           -------------  -------------  -------------  -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $     76,093   $      3,208   $     (6,204)  $     (2,727) $     (6,076)
        Net realized gain (loss)                                   7,481         62,459       (147,740)         3,622       136,728
        Net unrealized appreciation (depreciation)              (104,787)      (116,222)      (228,222)       (80,964)     (245,513)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) resulting from operations        (21,213)       (50,555)      (382,166)       (80,069)     (114,861)
                                                            ------------   ------------   ------------   ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     447,971        586,305         51,399         12,631       321,113
        Participant transfers                                        -          223,379        239,324         74,289        79,202
        Participant withdrawals                                   (8,508)        (7,412)       (13,498)       (13,077)      (17,473)
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                      439,463        802,272        277,225         73,843       382,842
                                                            ------------   ------------   ------------   ------------  ------------
        Net increase (decrease) in net assets                    418,250        751,717       (104,941)        (6,226)      267,981
NET ASSETS
        Beginning of period                                       45,974         60,163        585,323        220,175       308,035
                                                            ------------   ------------   ------------   ------------  ------------
        End of period                                       $    464,224   $    811,880   $    480,382   $    213,949  $    576,016
                                                            ============   ============   ============   ============  ============


                                                              WANGER       WANGER U.S.
                                                              TWENTY        SMALL CAP
                                                            SUBACCOUNT     SUBACCOUNT
                                                           -------------  -------------
FROM OPERATIONS
        Net investment income (loss)                        $     (2,197)  $    (11,697)
        Net realized gain (loss)                                      30          6,479
        Net unrealized appreciation (depreciation)                15,609         92,394
                                                            ------------   ------------
        Net increase (decrease) resulting from operations         13,442         87,176
                                                            ------------   ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                         635        348,201
        Participant transfers                                     34,652        460,835
        Participant withdrawals                                   (1,140)       (29,303)
                                                            ------------   ------------
        Net increase (decrease) in net assets resulting
              from participant transactions                       34,147        779,733
                                                            ------------   ------------
        Net increase (decrease) in net assets                     47,589        866,909
NET ASSETS
        Beginning of period                                      133,846        444,147
                                                            ------------   ------------
        End of period                                       $    181,435   $  1,311,056
                                                            ============   ============


Footnotes for Statements of Changes of Net Assets
For the period ended December 31, 2001

(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000


                                                                           SENECA
                                                                          MID-CAP
                                                             ENGEMANN      GROWTH      ABERDEEN   HOLLISTER
                                                           NIFTY FIFTY     SERIES      NEW ASIA  VALUE EQUITY
                                                            SUBACCOUNT   SUBACCOUNT SUBACCOUNT(1) SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $    (6,484) $    (4,099) $       294  $        53
        Net realized gain (loss)                                   332       43,325          -         16,377
        Net unrealized appreciation (depreciation)            (130,659)     (96,333)      (1,941)       7,174
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations     (136,811)     (57,107)      (1,647)      23,604
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                   112,563      536,066       10,872       98,134
        Participant transfers                                  493,224      261,803        4,897      126,958
        Participant withdrawals                                 (3,719)         -            -           (331)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   602,068      797,869       15,769      224,761
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  465,257      740,762       14,122      248,365
NET ASSETS
        Beginning of period                                    145,052            8          -            493
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   610,309  $   740,770  $    14,122  $   248,858
                                                           ===========  ===========  ===========  ===========

                                                             OAKHURST     ENGEMANN                   DUFF &
                                                             GROWTH &     CAPITAL      OAKHURST   PHELPS REAL
                                                              INCOME       GROWTH      BALANCED      ESTATE
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $    (1,255) $   (10,490) $     5,419  $     2,781
        Net realized gain (loss)                                 4,398       37,226       61,955           (8)
        Net unrealized appreciation (depreciation)             (80,476)    (299,965)     (76,766)      19,061
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations      (77,333)    (273,229)      (9,392)      21,834
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                   867,568      937,351      387,554      227,601
        Participant transfers                                  339,277      544,036      234,330       46,414
        Participant withdrawals                                 (6,555)     (42,892)         -           (160)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                 1,200,290    1,438,495      621,884      273,855
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                1,122,957    1,165,266      612,492      295,689
NET ASSETS
        Beginning of period                                    120,263      221,706       25,869        1,661
                                                           -----------  -----------  -----------  -----------
        End of period                                      $ 1,243,220  $ 1,386,972  $   638,361  $   297,350
                                                           ===========  ===========  ===========  ===========

                                                                           SENECA      OAKHURST     GOODWIN
                                                             ABERDEEN    STRATEGIC    STRATEGIC      MONEY
                                                          INTERNATIONAL    THEME      ALLOCATION     MARKET
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $        27  $   (14,915) $     2,199  $    28,900
        Net realized gain (loss)                                13,275      201,390       15,400          -
        Net unrealized appreciation (depreciation)             (36,292)    (546,541)     (18,417)         -
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations      (22,990)    (360,066)        (818)      28,900
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    35,374      838,976        8,544    2,194,363
        Participant transfers                                  181,174      688,643      109,837   (1,859,603)
        Participant withdrawals                                    (15)         -        (15,129)         -
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   216,533    1,527,619      103,252      334,760
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  193,543    1,167,553      102,434      363,660
NET ASSETS
        Beginning of period                                      5,131      348,743       58,062      686,490
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   198,674  $ 1,516,296  $   160,496  $ 1,050,150
                                                           ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                             RESEARCH                   WANGER
                                                             ENHANCED   WANGER U.S. INTERNATIONAL    WANGER
                                                              INDEX      SMALL CAP    SMALL CAP      TWENTY
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $      (704) $    (1,799) $    (4,711) $      (871)
        Net realized gain (loss)                                 8,094        4,376       27,863          746
        Net unrealized appreciation (depreciation)             (50,597)       7,169     (235,795)       6,567
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations      (43,207)       9,746     (212,643)       6,442
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    67,886      217,965      409,912        5,098
        Participant transfers                                  312,089      197,161       97,051      117,555
        Participant withdrawals                                   (440)        (643)      (7,805)          (2)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   379,535      414,483      499,158      122,651
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  336,258      424,229      286,515      129,093
NET ASSETS
        Beginning of period                                     28,225       19,918       21,520        4,752
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   364,553  $   444,147  $   308,035  $   133,845
                                                           ===========  ===========  ===========  ===========

                                                              WANGER                  TEMPLETON    TEMPLETON
                                                             FOREIGN     TEMPLETON  INTERNATIONAL  DEVELOPING
                                                              FORTY        GROWTH        FUND       MARKETS
                                                            SUBACCOUNT SUBACCOUNT(2) SUBACCOUNT(3) SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $    (1,530) $      (335) $      (313) $      (182)
        Net realized gain (loss)                                 1,471           89          634           (4)
        Net unrealized appreciation (depreciation)             (20,634)       2,071         (357)      (5,597)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations      (20,693)       1,825          (36)      (5,783)
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    51,920       13,856       18,192        1,609
        Participant transfers                                  183,605       30,933       42,007       37,553
        Participant withdrawals                                   (601)        (640)         -            (65)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   234,924       44,149       60,199       39,097
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  214,231       45,974       60,163       33,314
NET ASSETS
        Beginning of period                                      5,944          -            -              2
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   220,175  $    45,974  $    60,163  $    33,316
                                                           ===========  ===========  ===========  ===========

                                                              MUTUAL                  FEDERATED
                                                              SHARES                     U.S.    FEDERATED HIGH
                                                           INVESTMENTS  EAFE EQUITY   GOVERNMENT  INCOME BOND
                                                               FUND        INDEX    SECURITIES II   FUND II
                                                           SUBACCOUNT SUBACCOUNT(4) SUBACCOUNT(5) SUBACCOUNT(6)
FROM OPERATIONS
        Net investment income (loss)                       $      (343) $       (90) $      (185) $      (224)
        Net realized gain (loss)                                   122         (271)          44           (7)
        Net unrealized appreciation (depreciation)               5,039       (1,412)       2,903       (3,288)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations        4,818       (1,773)       2,762       (3,519)
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    25,595        3,771       17,908       87,547
        Participant transfers                                   42,208       13,968       53,867        1,054
        Participant withdrawals                                     --       (7,363)      (8,748)        (520)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                    67,803       10,376       63,027       88,081
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                   72,621        8,603       65,789       84,562
NET ASSETS
        Beginning of period                                      1,000          -            -            -
                                                           -----------  -----------  -----------  -----------
        End of period                                      $    73,621  $     8,603  $    65,789  $    84,562
                                                           ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                         FEDERATED
                                                             BANKERS        U.S.        JANUS
                                                            TRUST DOW    GOVERNMENT     EQUITY       JANUS
                                                            30 SERIES       BOND        INCOME       GROWTH
                                                          SUBACCOUNT(7) SUBACCOUNT(8) SUBACCOUNT   SUBACCOUNT
FROM OPERATIONS
        Net investment income (loss)                       $      (189) $       173  $      (831) $    (4,483)
        Net realized gain (loss)                                 2,115          -         (3,623)          21
        Net unrealized appreciation (depreciation)               2,228          405      (22,112)    (103,431)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations        4,154          578      (26,566)    (107,893)
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                    17,274       12,523       24,245      301,386
        Participant transfers                                  138,845          -        261,835      464,507
        Participant withdrawals                                    -            -        (20,640)      (3,257)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   156,119       12,523      265,440      762,636
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  160,273       13,101      238,874      654,743
NET ASSETS
        Beginning of period                                        -            -         21,126       21,143
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   160,273  $    13,101  $   260,000  $   675,886
                                                           ===========  ===========  ===========  ===========

                                                                           MORGAN
                                                                          STANLEY                   GOODWIN
                                                              JANUS        FOCUS                  MULTI-SECTOR
                                                             FLEXIBLE      EQUITY     TECHNOLOGY     FIXED
                                                              INCOME       SERIES     PORTFOLIO      INCOME
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT SUBACCOUNT(9)
FROM OPERATIONS
        Net investment income (loss)                       $    12,540  $      (962) $    (5,701) $     3,096
        Net realized gain (loss)                                   (50)         (63)     (16,609)          (5)
        Net unrealized appreciation (depreciation)               3,219      (21,171)    (305,797)         941
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) resulting from operations       15,709      (22,196)    (328,107)       4,032
                                                           -----------  -----------  -----------  -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                   329,380       12,914      503,859        6,744
        Participant transfers                                  141,770      106,309      398,642      129,191
        Participant withdrawals                                (17,039)         -        (10,099)      (2,274)
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   454,111      119,223      892,402      133,661
                                                           -----------  -----------  -----------  -----------
        Net increase (decrease) in net assets                  469,820       97,027      564,295      137,693
NET ASSETS
        Beginning of period                                     20,494       21,241       21,028          -
                                                           -----------  -----------  -----------  -----------
        End of period                                      $   490,314  $   118,268  $   585,323  $   137,693
                                                           ===========  ===========  ===========  ===========

                                                            SANFORD      TEMPLETON
                                                           BERNSTEIN       ASSET      FIDELITY VIP  FIDELITY VIP
                                                            MID-CAP       STRATEGY     CONTRAFUND      GROWTH
                                                         SUBACCOUNT(10)SUBACCOUNT(11)SUBACCOUNT(12)SUBACCOUNT(13)
FROM OPERATIONS
        Net investment income (loss)                       $       997  $      (185) $      (325)  $      (379)
        Net realized gain (loss)                                     7           53          -             (61)
        Net unrealized appreciation (depreciation)              20,183         (140)      (3,159)      (11,606)
                                                           -----------  -----------  -----------   -----------
        Net increase (decrease) resulting from operations       21,187         (272)      (3,484)      (12,046)
                                                           -----------  -----------  -----------   -----------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                   174,976          219       36,691        65,369
        Participant transfers                                   59,043       38,190       34,954        57,307
        Participant withdrawals                                   (612)         -             (4)         (557)
                                                           -----------  -----------  -----------   -----------
        Net increase (decrease) in net assets resulting
               from participant transactions                   233,407       38,409       71,641       122,119
                                                           -----------  -----------  -----------   -----------
        Net increase (decrease) in net assets                  254,594       38,137       68,157       110,073
NET ASSETS
        Beginning of period                                        -            -            -             -
                                                           -----------  -----------  -----------   -----------
        End of period                                      $   254,594  $    38,137  $    68,157   $   110,073
                                                           ===========  ===========  ===========   ===========


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                            ALGER                      SANFORD
                                                           FIDELITY VIP    AMERICAN      ENGEMANN     BERNSTEIN
                                                              GROWTH      LEVERAGED      SMALL &      SMALL CAP
                                                          OPPORTUNITIES     ALLCAP    MID-CAP GROWTH    VALUE
                                                          SUBACCOUNT(14)SUBACCOUNT(15)SUBACCOUNT(16)SUBACCOUNT(17)
                                                           ------------  ------------  ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $       (236) $       (278) $        (19) $         80
        Net realized gain (loss)                                     (5)         (115)          -             -
        Net unrealized appreciation (depreciation)               (5,948)      (11,367)           69         2,462
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) resulting from operations        (6,189)      (11,760)           50         2,542
                                                           ------------  ------------  ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                     34,476        36,561        12,500            --
        Participant transfers                                    18,281        30,174         1,851        39,073
        Participant withdrawals                                      (4)          (24)          -             -
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                     52,753        66,711        14,351        39,073
                                                           ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets                    46,564        54,951        14,401        41,615
NET ASSETS
        Beginning of period                                         -             -             -             -
                                                           ------------  ------------  ------------  ------------
        End of period                                      $     46,564  $     54,951  $     14,401  $     41,615
                                                           ============  ============  ============  ============

                                                             SANFORD     BANKERS TRUST
                                                            BERNSTEIN      NASDAQ 100
                                                           GLOBAL VALUE     INDEX(R)
                                                          SUBACCOUNT(18) SUBACCOUNT(19)
                                                           ------------  ------------
FROM OPERATIONS
        Net investment income (loss)                       $         23  $        (95)
        Net realized gain (loss)                                    -             365
        Net unrealized appreciation (depreciation)                  781       (12,458)
                                                           ------------  ------------
        Net increase (decrease) resulting from operations           804       (12,188)
                                                           ------------  ------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                        -          12,381
        Participant transfers                                    39,073        29,626
        Participant withdrawals                                     -             -
                                                           ------------  ------------
        Net increase (decrease) in net assets resulting
               from participant transactions                     39,073        42,007
                                                           ------------  ------------
        Net increase (decrease) in net assets                    39,877        29,819
NET ASSETS
        Beginning of period                                         -             -
                                                           ------------  ------------
        End of period                                      $     39,877  $     29,819
                                                           ============  ============


(1)  From inception February 15, 2000 to December 31, 2000
(2)  From inception January 25, 2000 to December 31, 2000
(3)  From inception March 14, 2000 to December 31, 2000
(4)  From inception March 16, 2000 to December 31, 2000
(5)  From inception January 1, 2000 to December 31, 2000
(6)  From inception April 24, 2000 to December 31, 2000
(7)  From inception January 21, 2000 to December 31, 2000
(8)  From inception September 26, 2000 to December 31, 2000
(9)  From inception April 3, 2000 to December 31, 2000
(10) From inception May 1, 2000 to December 31, 2000
(11) From inception April 3, 2000 to December 31, 2000
(12) From inception June 6, 2000 to December 31, 2000
(13) From inception July 3, 2000 to December 31, 2000
(14) From inception July 3, 2000 to December 31, 2000
(15) From inception June 6, 2000 to December 31, 2000
(16) From inception October 3, 2000 to December 31, 2000
(17) From inception December 14, 2000 to December 31, 2000
(18) From inception December 14, 2000 to December 31, 2000
(19) From inception October 3, 2000 to December 31, 2000


                       See Notes to Financial Statements

                       THE PHOENIX EDGE(R)  - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 3)) (the "Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix ") (See Note 9). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each  series  has  distinct   investment   objectives  as  outlined  below.
Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of PHL Variable.

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen International Series    High total return consistent with
                                         reasonable risk.
---------------------------------------  ---------------------------------------
Phoenix-Aberdeen New Asia Series         Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-AIM Mid-Cap Equity Series        Long-term growth of capital.
---------------------------------------  ---------------------------------------
Phoenix-Alliance/Bernstein Growth +      Long-term capital growth.
Value Series
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Dow 30 Series           Track the total return of the Dow Jones
(formerly, Phoenix-Bankers Trust Dow 30  Industrial Average(SM) before fund
Series)                                  expenses.
---------------------------------------  ---------------------------------------
Phoenix-Deutsche Nasdaq-100              Track the total return of the
Index(R) Series (formerly,               Nasdaq-100 Index(R) before fund
Phoenix-Bankers Trust                    expenses.
Nasdaq-100(R) Series)
---------------------------------------  ---------------------------------------
Phoenix-Duff & Phelps Real Estate        Capital appreciation and income with
Securities Series                        approximately equal emphasis.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Capital Growth Series   Intermediate and long-term growth of
(see Note 10)                            capital, with income as a secondary
                                         consideration.
---------------------------------------  ---------------------------------------
Phoenix-Engemann Nifty Fifty Series      Long-term capital appreciation.
(see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth  Long-term growth of capital.
Series
---------------------------------------  ---------------------------------------
Phoenix-Federated U.S. Government Bond   High total return.
Series (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Money Market Series      High level of current income consistent
                                         with capital preservation and
                                         liquidity.
---------------------------------------  ---------------------------------------
Phoenix-Goodwin Multi-Sector Fixed       Long-term total return.
Income Series
---------------------------------------  ---------------------------------------
Phoenix-Hollister Value Equity Series    Long-term capital appreciation and a
                                         secondary investment objective of
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-J.P. Morgan Research Enhanced    High total return.
Index Series
---------------------------------------  ---------------------------------------
Phoenix-Janus Core Equity Series         Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income
Series) (see Note 10)
---------------------------------------  ---------------------------------------
Phoenix-Janus Flexible Income Series     Maximum total return consistent with
                                         the preservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Janus Growth Series (see Note    Long-term capital growth in a manner
10)                                      consistent with the preservation of
                                         capital.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Growth Stock       Long-term growth of capital and future
Series                                   income rather than current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Investors Trust Series       Long-term growth of capital and
                                         secondarily to provide reasonable
                                         current income.
---------------------------------------  ---------------------------------------
Phoenix-MFS Value Series                 Capital appreciation and reasonable
                                         income.
---------------------------------------  ---------------------------------------
Phoenix-Morgan Stanley Focus Equity      Capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Balanced Series (see    Reasonable income, long-term capital
Note 10)                                 growth and conservation of capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Growth and Income       Dividend growth, current income and
Series                                   capital.
---------------------------------------  ---------------------------------------
Phoenix-Oakhurst Strategic Allocation    High total return over an extended
Series (see Note 10)                     period of time consistent with prudent
                                         investment risk.
---------------------------------------  ---------------------------------------

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

---------------------------------------  ---------------------------------------
SERIES NAME                              INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Global Value   Long-term capital appreciation.
Series
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value  Long-term capital appreciation with
Series                                   current income as the secondary
                                         investment objective.
---------------------------------------  ---------------------------------------
Phoenix-Sanford Bernstein Small-Cap      Long-term capital appreciation. Current
Value Series                             income is a secondary investment
                                         objective.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Mid-Cap Growth Series     Capital appreciation.
---------------------------------------  ---------------------------------------
Phoenix-Seneca Strategic Theme Series    Long-term appreciation of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Capital Appreciation Fund       Growth of capital.
---------------------------------------  ---------------------------------------
AIM V.I. Value Fund                      Long-term growth of capital.
---------------------------------------  ---------------------------------------
Alger American Leveraged AllCap          Long-term capital appreciation.
Portfolio
---------------------------------------  ---------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund   Replicate, before expenses, the
                                         performance of the Morgan Stanley
                                         Capital International EAFE(R) Index.
---------------------------------------  ---------------------------------------
Deutsche VIT Equity 500 Index Fund       Replicate, before expenses, the
                                         performance of the Standard & Poor's
                                         500 Composite Stock Price Index.
---------------------------------------  ---------------------------------------
Federated Fund for U.S. Government       Current income.
Securities II (see Note 10)
---------------------------------------  ---------------------------------------
Federated High Income Bond Fund II       High current income.
---------------------------------------  ---------------------------------------
VIP Contrafund(R) Portfolio              Long-term capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Opportunities Portfolio       Capital appreciation.
---------------------------------------  ---------------------------------------
VIP Growth Portfolio                     Capital growth.
---------------------------------------  ---------------------------------------
Mutual Shares Securities Fund            Capital appreciation with income as a
                                         secondary objective.
---------------------------------------  ---------------------------------------
Templeton Asset Strategy Fund            High level of total return.
---------------------------------------  ---------------------------------------
Templeton Developing Markets Securities  Long-term capital appreciation.
Fund
---------------------------------------  ---------------------------------------
Templeton Growth Securities Fund         Long-term capital growth.
---------------------------------------  ---------------------------------------
Templeton International Securities Fund  Long-term capital growth.
---------------------------------------  ---------------------------------------
Technology Portfolio                     Long-term capital appreciation.
---------------------------------------  ---------------------------------------
Wanger Foreign Forty                     Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger International Small Cap           Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger Twenty                            Long-term capital growth.
---------------------------------------  ---------------------------------------
Wanger U.S. Small Cap                    Long-term capital growth.
---------------------------------------  ---------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                      PURCHASES     SALES
----------                                                      ----------  ----------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                    $  1,221,392  $  226,204
     Phoenix-Aberdeen New Asia Series                               35,118       8,430
     Phoenix-Alliance/Bernstein Growth + Value Series(2)           113,193          33
     Phoenix-Deutsche Dow 30 Series                                130,131      29,136
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                   249,497     131,656
     Phoenix-Duff & Phelps Real Estate Securities Series           121,677     125,818
     Phoenix-Engemann Capital Growth Series                        603,116     546,425
     Phoenix-Engemann Nifty Fifty Series                           205,868     197,613
     Phoenix-Engemann Small & Mid-Cap Growth Series                875,105      87,946
     Phoenix-Federated U.S. Government Bond Series                  99,044      52,986
     Phoenix-Goodwin Money Market Series                         2,710,162   1,790,632
     Phoenix-Goodwin Multi-Sector Fixed Income Series              646,093     193,715
     Phoenix-Hollister Value Equity Series                       1,866,186     272,729
     Phoenix-J.P. Morgan Research Enhanced Index Series             95,892      32,032
     Phoenix-Janus Core Equity Series                              265,389      99,550
     Phoenix-Janus Flexible Income Series                          742,835     155,127
     Phoenix-Janus Growth Series                                 1,784,135     363,109
     Phoenix-MFS Value Series(4)                                    75,779           -
     Phoenix-Morgan Stanley Focus Equity Series                    408,567      25,271
     Phoenix-Oakhurst Balanced Series                              325,672     106,788
     Phoenix-Oakhurst Growth and Income Series                   1,345,343     920,104
     Phoenix-Oakhurst Strategic Allocation Series                  388,880     145,467
     Phoenix-Sanford Bernstein Global Value Series                 104,120      60,281
     Phoenix-Sanford Bernstein Mid-Cap Value Series              1,644,392     279,948
     Phoenix-Sanford Bernstein Small-Cap Value Series            1,256,139     314,187
     Phoenix-Seneca Mid-Cap Growth Series                          576,798     353,515
     Phoenix-Seneca Strategic Theme Series                         431,325     751,018

AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund(5)                           9,283           -
     AIM V.I. Value Fund(1)                                         44,029          47

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                     205,087      21,247

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund                         10,316       1,707
     Deutsche VIT Equity 500 Index Fund(3)                           1,344           -

Federated Insurance Series
     Federated Fund for U.S. Government Securities II              929,731     204,351
     Federated High Income Bond Fund II                            142,099      53,680

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                   174,246      24,244
     VIP Growth Opportunities Portfolio                             90,985      12,000
     VIP Growth Portfolio                                          176,586     109,185

Franklin Templeton Variable Insurance Products Trust - Class 2
     Mutual Shares Securities Fund                                 122,286      12,402
     Templeton Asset Strategy Fund                                  48,843      30,923
     Templeton Developing Markets Securities Fund                   35,352      20,577
     Templeton Growth Securities Fund                            1,044,321     519,326
     Templeton International Securities Fund                     1,414,618     542,260

The Universal Institutional Funds, Inc.
     Technology Portfolio                                          655,599     384,803

Wanger Advisors Trust
     Wanger Foreign Forty                                          170,698      83,142
     Wanger International Small Cap                                678,713     165,489
     Wanger Twenty                                                  35,712       3,672
     Wanger U.S. Small Cap                                       1,027,586     258,487


(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS

     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:


                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                          7,141,161
Unit Value, end of period                                      $1.364303
Net assets, end of period (thousands)                               $974
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (25.08%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                             24,848
Unit Value, end of period                                      $1.629677
Net assets, end of period (thousands)                                $40
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  1.53%
Total return                                                       (0.35%)

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(2)
Units                                                             53,354
Unit Value, end of period                                      $2.135610
Net assets, end of period (thousands)                               $114
Expenses as a % of average net assets                               1.35%(6)
Net investment income as a % of average net assets                  0.14%(6)
Total return                                                        3.74%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                            140,751
Unit Value, end of period                                      $1.767693
Net assets, end of period (thousands)                               $249
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  0.05%
Total return                                                       (7.26%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                            122,324
Unit Value, end of period                                      $0.898343
Net assets, end of period (thousands)                               $110
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (33.93%)

Phoenix-Duff & Phelps Real Estate Securities Series
Units                                                            108,003
Unit Value, end of period                                      $2.754338
Net assets, end of period (thousands)                               $297
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  2.69%
Total return                                                        5.18%

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                            735,256
Unit Value, end of period                                      $1.261191
Net assets, end of period (thousands)                               $927
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.29%)
Total return                                                      (35.48%)

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                            330,692
Unit Value, end of period                                      $1.228486
Net assets, end of period (thousands)                               $406
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (36.20%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                            627,746
Unit Value, end of period                                      $1.132139
Net assets, end of period (thousands)                               $711
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.30%)
Total return                                                      (27.73%)

PHOENIX-FEDERATED U.S GOVERNMENT BOND SERIES
Units                                                             26,211
Unit Value, end of period                                      $2.217807
Net assets, end of period (thousands)                                $58
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  3.32%
Total return                                                        3.59%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                            907,365
Unit Value, end of period                                      $2.169708
Net assets, end of period (thousands)                             $1,969
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  2.14%
Total return                                                        2.41%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                            265,318
Unit Value, end of period                                      $2.147323
Net assets, end of period (thousands)                               $570
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  7.96%
Total return                                                        4.65%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                            724,073
Unit Value, end of period                                      $2.270833
Net assets, end of period (thousands)                             $1,644
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.33%)
Total return                                                      (19.07%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                            236,131
Unit Value, end of period                                      $1.599064
Net assets, end of period (thousands)                               $378
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.62%)
Total return                                                      (13.10%)

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
PHOENIX-JANUS CORE EQUITY SERIES
Units                                                            237,377
Unit Value, end of period                                      $1.664401
Net assets, end of period (thousands)                               $395
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.56%)
Total return                                                      (12.83%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                            487,421
Unit Value, end of period                                      $2.221995
Net assets, end of period (thousands)                             $1,083
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  3.75%
Total return                                                        5.79%

PHOENIX-JANUS GROWTH SERIES
Units                                                          1,294,748
Unit Value, end of period                                      $1.358455
Net assets, end of period (thousands)                             $1,759
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (24.88%)

PHOENIX-MFS VALUE SERIES(4)
Units                                                             36,261
Unit Value, end of period                                      $2.109610
Net assets, end of period (thousands)                                $76
Expenses as a % of average net assets                               1.35%(6)
Net investment income as a % of average net assets                  4.54%(6)
Total return                                                        1.13%

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                            310,861
Unit Value, end of period                                      $1.487792
Net assets, end of period (thousands)                               $462
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.36%)
Total return                                                      (16.24%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                            391,024
Unit Value, end of period                                      $2.147544
Net assets, end of period (thousands)                               $840
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  1.34%
Total return                                                        1.21%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                            809,194
Unit Value, end of period                                      $1.859331
Net assets, end of period (thousands)                             $1,505
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.86%)
Total return                                                       (9.41%)

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                            187,786
Unit Value, end of period                                      $2.124930
Net assets, end of period (thousands)                               $399
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  1.33%
Total return                                                        0.49%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                             40,580
Unit Value, end of period                                      $1.876147
Net assets, end of period (thousands)                                $76
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.38%)
Total return                                                       (8.09%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                            693,370
Unit Value, end of period                                      $2.669779
Net assets, end of period (thousands)                             $1,851
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  0.29%
Total return                                                       21.32%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                            434,300
Unit Value, end of period                                      $2.432729
Net assets, end of period (thousands)                             $1,057
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.50%)
Total return                                                       14.20%

PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                            401,167
Unit Value, end of period                                      $1.850439
Net assets, end of period (thousands)                               $742
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (26.30%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                            488,297
Unit Value, end of period                                      $1.625085
Net assets, end of period (thousands)                               $794
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.34%)
Total return                                                      (28.35%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(5)
Units                                                              5,042
Unit Value, end of period                                      $1.849477
Net assets, end of period (thousands)                                 $9
Expenses as a % of average net assets                               1.35% (6)
Net investment income as a % of average net assets                 (1.32%)(6)
Total return                                                        0.75%

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
AIM V.I. VALUE FUND(1)
Units                                                             24,147
Unit Value, end of period                                      $1.876174
Net assets, end of period (thousands)                                $45
Expenses as a % of average net assets                               1.35% (6)
Net investment income as a % of average net assets                 (0.84%)(6)
Total return                                                        1.73%

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                            180,857
Unit Value, end of period                                      $1.264565
Net assets, end of period (thousands)                               $229
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.37%)
Total return                                                      (17.07%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                             10,678
Unit Value, end of period                                      $1.264603
Net assets, end of period (thousands)                                $14
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.35%)
Total return                                                      (25.71%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(3)
Units                                                                639
Unit Value, end of period                                      $2.107931
Net assets, end of period (thousands)                                 $1
Expenses as a % of average net assets                               1.35% (6)
Net investment income as a % of average net assets                 (1.92%)(6)
Total return                                                        0.20%

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                            347,780
Unit Value, end of period                                      $2.324049
Net assets, end of period (thousands)                               $808
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  0.43%
Total return                                                        5.58%

FEDERATED HIGH INCOME BOND FUND II
Units                                                             85,002
Unit Value, end of period                                      $1.856911
Net assets, end of period (thousands)                               $158
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                  8.89%
Total return                                                        1.00%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                            125,185
Unit Value, end of period                                      $1.612237
Net assets, end of period (thousands)                               $202
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (0.98%)
Total return                                                      (13.55%)

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  PERIOD ENDED
                                                                   12/31/2001
                                                                  ------------
VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                                  81,096
Unit Value, end of period                                           $1.430192
Net assets, end of period (thousands)                                    $116
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                      (1.19%)
Total return                                                           (15.60%)

VIP GROWTH PORTFOLIO
Units                                                                 100,909
Unit Value, end of period                                           $1.354257
Net assets, end of period (thousands)                                    $137
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                      (1.36%)
Total return                                                           (18.84%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                                  74,592
Unit Value, end of period                                           $2.401822
Net assets, end of period (thousands)                                    $179
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                       0.54%
Total return                                                             5.60%

TEMPLETON ASSET STRATEGY FUND
Units                                                                  25,920
Unit Value, end of period                                           $1.725744
Net assets, end of period (thousands)                                     $45
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                       0.05%
Total return                                                           (11.17%)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                                  33,803
Unit Value, end of period                                           $1.278759
Net assets, end of period (thousands)                                     $43
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                      (0.43%)
Total return                                                            (9.33%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                                 218,211
Unit Value, end of period                                           $2.127403
Net assets, end of period (thousands)                                    $464
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                      26.06%
Total return                                                            (2.65%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                                 483,674
Unit Value, end of period                                           $1.678570
Net assets, end of period (thousands)                                    $812
Expenses as a % of average net assets                                    1.35%
Net investment income as a % of average net assets                       0.84%
Total return                                                           (17.14%)

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                              12/31/2001
                                                             ------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                            615,542
Unit Value, end of period                                      $0.780422
Net assets, end of period (thousands)                               $480
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.34%)
Total return                                                      (49.56%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                            101,579
Unit Value, end of period                                      $2.106231
Net assets, end of period (thousands)                               $214
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.23%)
Total return                                                      (27.62%)

WANGER INTERNATIONAL SMALL CAP
Units                                                            337,313
Unit Value, end of period                                      $1.707659
Net assets, end of period (thousands)                               $576
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.32%)
Total return                                                      (22.34%)

WANGER TWENTY
Units                                                             70,770
Unit Value, end of period                                      $2.563737
Net assets, end of period (thousands)                               $181
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.37%)
Total return                                                        7.61%

WANGER U.S. SMALL CAP
Units                                                            570,639
Unit Value, end of period                                      $2.297522
Net assets, end of period (thousands)                             $1,311
Expenses as a % of average net assets                               1.35%
Net investment income as a % of average net assets                 (1.33%)
Total return                                                        9.88%



(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001
(6)  Annualized

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                               SUBACCOUNT
                                        -----------------------------------------------------------------------------------------
                                                                    PHOENIX-                               PHOENIX-
                                                                   ALLIANCE/                  PHOENIX-      DUFF &      PHOENIX-
                                          PHOENIX-     PHOENIX-    BERNSTEIN     PHOENIX-     DEUTSCHE   PHELPS REAL    ENGEMANN
                                          ABERDEEN     ABERDEEN      GROWTH      DEUTSCHE    NASDAQ-100     ESTATE      CAPITAL
                                       INTERNATIONAL   NEW ASIA     + VALUE       DOW 30      INDEX(R)    SECURITIES     GROWTH
                                           SERIES       SERIES     SERIES(2)      SERIES       SERIES       SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      109,122        8,636           -        84,096       21,932      113,555      709,652
Participant deposits                        546,710          213           -        14,217        2,981        4,891       79,393
Participant transfers                        74,491       16,015       53,358       42,438       97,411       (9,152)     (29,586)
Participant withdrawals                     (16,162)         (16)          (4)          -            -        (1,291)     (24,203)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period            714,161       24,848       53,354      140,751      122,324      108,003      735,256
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                       PHOENIX-                              PHOENIX-                   PHOENIX-
                                                       ENGEMANN     PHOENIX-     PHOENIX-    GOODWIN       PHOENIX-   J.P. MORGAN
                                          PHOENIX-     SMALL &     FEDERATED     GOODWIN   MULTI-SECTOR   HOLLISTER     RESEARCH
                                          ENGEMANN     MID-CAP        U.S.        MONEY       FIXED         VALUE       ENHANCED
                                        NIFTY FIFTY     GROWTH     GOVERNMENT     MARKET      INCOME        EQUITY       INDEX
                                           SERIES       SERIES    BOND SERIES     SERIES      SERIES        SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      316,996        9,193        6,120      495,725       67,112       88,692      198,095
Participant deposits                         28,945      655,398          284      884,315       37,499      465,126       17,719
Participant transfers                       (10,514)     (28,880)      20,199     (448,639)     166,114      183,716       22,893
Participant withdrawals                      (4,735)      (7,965)        (392)     (24,036)      (5,407)     (13,461)      (2,576)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period            330,692      627,746       26,211      907,365      265,318      724,073      236,131
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                                              PHOENIX-
                                                       PHOENIX-                                MORGAN                   PHOENIX-
                                          PHOENIX-      JANUS       PHOENIX-                  STANLEY      PHOENIX-     OAKHURST
                                         JANUS CORE    FLEXIBLE      JANUS     PHOENIX-MFS     FOCUS       OAKHURST    GROWTH AND
                                           EQUITY       INCOME       GROWTH       VALUE        EQUITY      BALANCED      INCOME
                                           SERIES       SERIES       SERIES     SERIES(4)      SERIES       SERIES       SERIES
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period      136,173      233,453      373,778           -        66,591      300,865      605,753
Participant deposits                         77,612      145,197      851,599           -       233,837       54,838       56,824
Participant transfers                        26,699      122,784       88,947       36,261       11,039       59,350      164,399
Participant withdrawals                      (3,107)     (14,013)     (19,576)          -         (606)     (24,029)     (17,782)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period            237,377      487,421    1,294,748       36,261      310,861      391,024      809,194
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                       PHOENIX-     PHOENIX-     PHOENIX-
                                          PHOENIX-     SANFORD      SANFORD      SANFORD      PHOENIX-     PHOENIX-
                                          OAKHURST    BERNSTEIN    BERNSTEIN    BERNSTEIN      SENECA       SENECA     AIM V.I.
                                         STRATEGIC      GLOBAL      MID-CAP     SMALL-CAP     MID-CAP     STRATEGIC    CAPITAL
                                         ALLOCATION     VALUE        VALUE        VALUE        GROWTH       THEME    APPRECIATION
                                           SERIES       SERIES       SERIES       SERIES       SERIES       SERIES     FUND(5)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period       75,905       19,536      115,705       19,536      295,047      668,573           -
Participant deposits                            489       26,908       31,733          130       55,304       33,018        5,042
Participant transfers                       123,488       (5,864)     550,945      414,634       59,230     (203,243)          -
Participant withdrawals                     (12,096)          -        (5,013)          -        (8,414)     (10,051)          -
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period            187,786       40,580      693,370      434,300      401,167      488,297        5,042
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                        ALGER                                FEDERATED
                                                       AMERICAN  DEUTSCHE VIT    DEUTSCHE     FUND FOR
                                          AIM V.I.    LEVERAGED    EAFE(R)      VIT EQUITY      U.S.      FEDERATED       VIP
                                           VALUE        ALLCAP      EQUITY      500 INDEX    GOVERNMENT  HIGH INCOME CONTRAFUND(R)
                                          FUND(1)     PORTFOLIO   INDEX FUND     FUND(3)   SECURITIES II BOND FUND II  PORTFOLIO
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period           -        36,038        5,054           -        29,890       45,546       36,548
Participant deposits                         11,208        1,509        3,775          639      188,273        7,664          883
Participant transfers                        12,939      143,310        1,864           -       140,496       32,815       87,754
Participant withdrawals                          -            -           (15)          -       (10,879)      (1,023)          -
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period             24,147      180,857       10,678          639      347,780       85,002      125,185
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                                             TEMPLETON
                                                                     MUTUAL     TEMPLETON    DEVELOPING   TEMPLETON    TEMPLETON
                                         VIP GROWTH                  SHARES       ASSET       MARKETS       GROWTH   INTERNATIONAL
                                       OPPORTUNITIES  VIP GROWTH   SECURITIES    STRATEGY    SECURITIES   SECURITIES   SECURITIES
                                         PORTFOLIO    PORTFOLIO       FUND         FUND         FUND         FUND         FUND
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of period       27,480       65,967       32,371       19,632       23,624       21,040       29,702
Participant deposits                          5,512       17,070       32,165          121        1,201      200,814      325,736
Participant transfers                        48,131       17,872       11,266        6,481        8,991           -       132,924
Participant withdrawals                         (27)          -        (1,210)        (314)         (13)      (3,643)      (4,688)
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Units outstanding, end of period             81,096      100,909       74,592       25,920       33,803      218,211      483,674
                                        ===========  ===========  ===========  ===========  ===========  ===========  ===========

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS) (CONTINUED)

                                                                    SUBACCOUNT
                                        -------------------------------------------------------------------
                                                         WANGER        WANGER
                                         TECHNOLOGY     FOREIGN    INTERNATIONAL     WANGER     WANGER U.S.
                                         PORTFOLIO       FORTY       SMALL CAP       TWENTY      SMALL CAP
                                        -----------   -----------   -----------   -----------   -----------
Units outstanding, beginning of period      378,365        75,672       140,294        56,187       212,428
Participant deposits                         54,771         5,381       163,740           274       155,471
Participant transfers                       191,791        26,329        38,037        14,774       212,778
Participant withdrawals                      (9,385)       (5,803)       (4,758)         (465)      (10,038)
                                        -------------------------------------------------------------------
Units outstanding, end of period            615,542       101,579       337,313        70,770       570,639
                                        ===================================================================



(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .825% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $6,900 and $640 during the years ended December 31, 2001 and 2000, respectively.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by PHL Variable.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $10,606 and $2,710 during the years ended December 31, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 10--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

     Merging Series                          Surviving Series
     --------------                          ----------------
     Phoenix-Engemann Nifty Fifty Series     Phoenix-Engemann Capital Growth Series
     Phoenix-Janus Core Equity Series        Phoenix-Janus Growth Series
     Phoenix-Oakhurst Balanced Series        Phoenix-Oakhurst Strategic Allocation Series

     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life and Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

                       THE PHOENIX EDGE(R) - VA (OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 11--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/ Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS



PRICEWATERHOUSECOOPERS[GRAPHIC]


To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 3)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Option 3)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 22, 2002

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

----------

         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2001 AND 2000

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Report of Independent Accountants............................................F-3

Balance Sheets...............................................................F-4

Statements of Income, Comprehensive Income and Equity........................F-5

Statements of Cash Flows.....................................................F-6

Notes to Financial Statements.........................................F-7 - F-21

PRICEWATERHOUSECOOPERS [logo]

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860) 241 7000
                                                    Facsimile (860) 241 7590





                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of PHL Variable Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
February 5, 2002

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                       AS OF DECEMBER 31,
                                                                               ------------------------------------
                                                                                    2001                2000
                                                                               ----------------    ----------------
                                                                               (IN THOUSANDS, EXCEPT SHARE DATA)
ASSETS:
Investments:
     Held-to-maturity debt securities, at amortized cost                          $        -          $     13,697
     Available-for-sale debt securities, at fair value                                 786,266             144,217
     Policy loans, at unpaid principal                                                     896                 710
     Short-term investments, at amortized cost                                           3,114                 -
     Other invested assets                                                               2,397               1,618
                                                                               ----------------    ----------------
         Total investments                                                             792,673             160,242
Cash and cash equivalents                                                              171,444              80,779
Accrued investment income                                                                5,787               1,381
Deferred policy acquisition costs                                                      164,987              84,842
Deferred and uncollected premiums                                                        7,605               6,790
Other assets                                                                            22,491               1,942
Goodwill, net                                                                              247                 349
Separate account assets                                                              1,539,476           1,321,582
                                                                               ----------------    ----------------

         Total assets                                                             $  2,704,710        $  1,657,907
                                                                               ================    =================

LIABILITIES:
     Policyholder deposit funds                                                   $    865,970        $    195,393
     Policy liabilities and accruals                                                    47,131              24,062
     Deferred income taxes                                                              27,426               3,784
     Other liabilities                                                                  25,712              18,898
     Separate account liabilities                                                    1,534,345           1,321,582
                                                                               ----------------    ----------------

         Total liabilities                                                           2,500,584           1,563,719
                                                                               ----------------    ----------------
Commitments and contingencies (Note 13)

EQUITY:
     Common stock, $5,000 par value (1,000
         shares authorized, 500 shares issued and outstanding)                           2,500               2,500
     Additional paid-in capital                                                        184,864              79,864
     Retained earnings                                                                  14,803              11,553
     Accumulated other comprehensive income                                              1,959                 271
                                                                               ----------------    ----------------

         Total equity                                                                  204,126              94,188
                                                                               ----------------    ----------------

         Total liabilities and equity                                             $  2,704,710        $  1,657,907
                                                                               ================    ================


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------
                                                                        2001             2000             1999
                                                                   ---------------  ---------------  ---------------
                                                                                    (IN THOUSANDS)
REVENUES:
     Premiums                                                           $   5,129        $   6,168        $   9,838
     Insurance and investment product fees                                 32,379           30,098           20,618
     Net investment income                                                 30,976            9,197            3,871
     Net realized investment (losses) gains                                (1,196)             116               27
                                                                   ---------------  ---------------  ---------------
         Total revenues                                                    67,288           45,579           34,354
                                                                   ---------------  ---------------  ---------------

BENEFITS AND EXPENSES:
     Policy benefits and increase in policy liabilities                    39,717           17,056            9,248
     Amortization of deferred policy acquisition costs                      8,477           15,765            4,747
     Other operating expenses                                              15,305           14,006           11,130
                                                                   ---------------  ---------------  ---------------
         Total benefits and expenses                                       63,499           46,827           25,125
                                                                   ---------------  ---------------  ---------------

INCOME (LOSS) BEFORE INCOME TAXES                                           3,789           (1,248)           9,229

Income tax expense (benefit)                                                  539           (1,263)           3,230
                                                                   ---------------  ---------------  ---------------
NET INCOME                                                                  3,250               15            5,999
                                                                   ---------------  ---------------  ---------------

Other comprehensive income (loss), net of income taxes
    Unrealized gain on security transfer from
       held-to-maturity to available-for-sale                                 359              -                -
     Unrealized gains (losses) on securities                                2,155            1,002             (915)
     Unrealized losses on derivatives                                        (334)             -                -
    Reclassification adjustment for net realized
       gains included in net income                                          (492)             (18)              (5)
                                                                   ---------------  ---------------  ---------------
         Total other comprehensive income (loss)                            1,688              984             (920)
                                                                   ---------------  ---------------  ---------------

Comprehensive income                                                        4,938              999            5,079
Capital contributions                                                     105,000           15,000           29,000
                                                                   ---------------  ---------------  ---------------
Net increase in equity                                                    109,938           15,999           34,079
Equity, beginning of year                                                  94,188           78,189           44,110
                                                                   ---------------  ---------------  ---------------
Equity, end of year                                                     $ 204,126        $  94,188        $  78,189
                                                                   ===============  ===============  ================




        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                         FOR THE YEAR ENDED DECEMBER 31,

                                                              ------------------------------------------------------
                                                                   2001               2000                1999
                                                              ---------------    ----------------    ---------------
                                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                        $    3,250             $    15         $    5,999

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
     CASH USED FOR OPERATING ACTIVITIES:
Net realized investment losses (gains)                                 1,196                (116)               (27)
Amortization of goodwill                                                 102                 102                102
Deferred income taxes                                                 22,733               3,045              2,883
Increase in accrued investment income                                 (4,406)               (595)              (275)
Increase in deferred policy acquisition costs                        (81,588)            (23,845)           (23,807)
Change in other assets/liabilities                                      (540)             19,447              8,856
                                                              ---------------    ----------------    ---------------

Net cash used for operating activities                               (59,253)             (1,947)            (6,269)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales:
     Available-for-sale debt securities                               34,165               1,513              5,974
Proceeds from maturities:
     Available-for-sale debt securities                                7,400                 500              5,550
     Held-to-maturity debt securities                                    -                 1,200                -
Proceeds from repayments:
     Available-for-sale debt securities                               95,307              23,123                140
     Held-to-maturity debt securities                                  3,963               3,175                623
Purchase of available-for-sale debt securities                      (740,143)           (110,700)           (33,397)
Purchase of held-to-maturity debt securities                         (22,272)             (7,683)            (7,000)
Increase in policy loans                                                (186)               (188)              (273)
Change in short-term investments, net                                 (3,114)                -                  -
Change in other invested assets                                         (779)               (517)               -
Other, net                                                               -                   -                  (68)
                                                              ---------------    ----------------    ---------------

Net cash used for investing activities                              (625,659)            (89,577)           (28,451)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions from parent                                    105,000              15,000             29,000
Increase in policyholder deposit funds, net of
     interest credited                                               670,577             131,163             24,540
                                                              ---------------    ----------------    ---------------

Net cash provided by financing activities                            775,577             146,163             53,540
                                                              ---------------    ----------------    ---------------

Net change in cash and cash equivalents                               90,665              54,639             18,820
Cash and cash equivalents, beginning of year                          80,779              26,140              7,320
                                                              ---------------    ----------------    ---------------

Cash and cash equivalents, end of year                            $  171,444          $   80,779         $   26,140
                                                              ==============     ===============     ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes (received) paid, net                                 $   (5,357)         $   (2,660)        $    3,338



        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    DESCRIPTION OF BUSINESS

      PHL Variable Insurance Company ("PHL Variable") offers variable, fixed annuity and non-participating life insurance products in the United States of America. PHL Variable is a wholly-owned subsidiary of PM Holdings, Inc. ("PM Holdings"). PM Holdings is a wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC") (formerly, Phoenix Home Life Mutual Insurance Company).

      PLIC is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). On June 25, 2001 Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company and changed its name to PLIC.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

      VALUATION OF INVESTMENTS

      Investments in debt securities include bonds, mortgage-backed and asset-backed securities. PHL Variable classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

      In 2001, management decided, as part of Phoenix's conversion to a public company, that held-to-maturity securities should be reclassified to available-for-sale debt securities. See Note 3 - "Investments."

      For the mortgage-backed and asset-backed bond portion of the debt security portfolio, PHL Variable recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

      Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related contracts.

      Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

      Other invested assets consist of PHL Variable's interest in the separate accounts and derivatives. Separate account assets are valued at fair value. Derivatives are valued in accordance with Financial Accounting Standards No. 133. See "recent accounting pronouncements" within Note 2.

      Realized investment gains and losses, other than those related to separate accounts for which PHL Variable does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

      CASH AND CASH EQUIVALENTS

      Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

      DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

      For universal life insurance policies and investment type contracts, DAC is amortized in proportion to historical and estimates of expected gross profits. Gross profits arise primarily from investment, mortality and expense margins, and surrender charges based on historical and anticipated experience. These estimates of expected gross profits are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross profits to support the recoverability of the remaining DAC balances.

      GOODWILL

      Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over a period of 10 years, corresponding with the benefits expected to be derived from the acquisition. The propriety of the carrying value of goodwill is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting PHL Variable's business. See SFAS No. 142 under "recent accounting pronouncements" for change in accounting policy effective January 1, 2002.

      SEPARATE ACCOUNTS

      Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions. For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL Variable. The assets and liabilities are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

      For Market Value Adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      higher, lower or equal to the guaranteed interest rate. In these separate accounts, realized appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income. Unrealized investment gains and losses in these separate accounts are included as a component of equity, net of deferred income taxes.

      POLICY LIABILITIES AND ACCRUALS

      Future policy benefits are liabilities for life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Liabilities for universal life policies include deposits received from customers and investment earnings on their fund balances, which range from 5.5% to 6.5%, less administrative and mortality charges in 2001.

      Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

      POLICYHOLDER DEPOSIT FUNDS

      Policyholder deposit funds consist of annuity deposits received from customers and investment earnings on their fund balances, which range from 3.0% to 12.0%, less administrative charges in 2001.

      PREMIUM AND FEE REVENUE AND RELATED EXPENSES

      Term life insurance premiums are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

      REINSURANCE

      PHL Variable utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

      Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      INCOME TAXES

      For the tax year ended December 31, 2001, PHL Variable is included in the life/non-life consolidated federal income tax return filed by Phoenix. PHL Variable had filed separate company returns for the tax years ended December 31, 1996 through December 31, 2000 as required under Internal Revenue Code Section 1504(c). In accordance with an income tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if PHL Variable were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs and unrealized gains or losses on investments.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      EMPLOYEE BENEFIT PLANS

      Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

      Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. PHL Variable incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

      In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

      Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for PHL Variable's participation in the plans. The amount of such allocated benefits is not significant to the financial statements. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to PHL Variable have been allocated.

      RECENT ACCOUNTING PRONOUNCEMENTS

      Securitized Financial Instruments. Effective April 1, 2001, Phoenix adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. PHL Variable had no change in net income as a result of this accounting change.

      Derivative Financial Instruments. Effective January 1, 2001, Phoenix adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

      PHL Variable maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. PHL Variable's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. PHL Variable uses interest rate swap agreements as part of its interest rate risk-management strategy. To reduce

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      counterparty credit risks and diversify counterparty exposure, PHL Variable enters into derivative contracts only with a number of highly rated financial institutions.

      PHL Variable enters into interest rate swap agreements to reduce market risks from changes in interest rates. PHL Variable does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, PHL Variable exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

      PHL Variable also recognized an after-tax loss of $0.3 million for the year ended December 31, 2001 (reported as other comprehensive income in Statements of Income, Comprehensive Income and Equity), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, PHL Variable recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the year ended December 31, 2001, PHL Variable also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Statements of Income, Comprehensive Income and Equity), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

      In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

      Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective for July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. PHL Variable recognized $102 thousand in goodwill amortization during 2001.

      The provisions of the SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

      SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in the year of adoption, this step must be measured as of the beginning of the fiscal year. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      completed by the end of a company's fiscal year in the year of adoption. Intangible assets deemed to have an indefinite life will be tested for impairment using a one-step process which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. PHL Variable has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have an impairment charge in 2002.

3.    INVESTMENTS

      Information pertaining to PHL Variable's investments, net investment income and realized and unrealized investment gains and losses follows:

      DEBT SECURITIES

      The amortized cost and fair value of investments in debt securities as of December 31, 2001 were as follows:


                                                                       GROSS             GROSS
                                                    AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                      COST             GAINS            LOSSES            VALUE
                                                  --------------   ---------------   --------------   --------------
                                                                           (IN THOUSANDS)

      AVAILABLE-FOR-SALE:
      U.S. government and agency bonds               $    6,379        $      458       $      -        $     6,837
      State and political subdivision bonds              37,039               513             (498)          37,054
      Corporate securities                              181,355             2,669           (1,789)         182,235
      Mortgage-backed and
        asset-backed securities                         558,375             4,316           (2,551)         560,140
                                                  --------------   ---------------   --------------   --------------

      Total                                          $  783,148        $    7,956       $   (4,838)     $   786,266
                                                  ==============   ===============   ==============   ==============


      The amortized cost and fair value of investments in debt securities as of December 31, 2000 were as follows:

                                                                      GROSS             GROSS
                                                   AMORTIZED        UNREALIZED        UNREALIZED         FAIR
                                                      COST            GAINS             LOSSES           VALUE
                                                 ---------------  ---------------   ---------------  --------------
                                                                          (IN THOUSANDS)
      HELD-TO-MATURITY:

      State and political subdivision bonds          $    1,860        $     236        $     -         $     2,096
      Corporate securities                               11,837              621               (43)          12,415
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $   13,697        $     857        $      (43)     $    14,511
                                                  ==============   ===============   ==============   ==============

      AVAILABLE-FOR-SALE:

      U.S. government and agency bonds               $    6,468        $     366        $      (12)     $     6,822
      State and political subdivision bonds              10,339               22               (78)          10,283
      Corporate securities                               25,616              165              (880)          24,901
      Mortgage-backed and
        asset-backed securities                         100,974            1,267               (30)         102,211
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $  143,397        $   1,820        $   (1,000)     $   144,217
                                                  ==============   ===============   ==============   ==============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL Variable may have the right to put or sell the obligations back to the issuers.

                                                                              AVAILABLE-FOR-SALE
                                                                         AMORTIZED              FAIR
                                                                           COST                VALUE
                                                                      ----------------     ---------------
                                                                                (IN THOUSANDS)

      Due in one year or less                                             $    14,845          $   15,048
      Due after one year through five years                                   167,536             167,922
      Due after five years through ten years                                   33,843              34,832
      Due after ten years                                                       8,549               8,324
      Mortgage-backed and asset-backed securities                             558,375             560,140
                                                                      ----------------     ---------------

      Total                                                               $   783,148          $  786,266
                                                                      ================     ===============

      NET INVESTMENT INCOME

      The components of net investment income for the year ended December 31, were as follows:

                                                                    2001              2000               1999
                                                               ----------------  ----------------   ---------------
                                                                                 (IN THOUSANDS)

      Debt securities                                               $   28,410        $    7,254        $    3,362
      Policy loans                                                          15                12                 7
      Cash, cash equivalents and short-term investments                  2,871             2,049               561
                                                               ---------------   ---------------    --------------

        Sub-total                                                       31,296             9,315             3,930
      Less:  investment expenses                                           320               118                59
                                                               ---------------   ---------------    --------------

      Total net investment income                                   $   30,976        $    9,197        $    3,871
                                                               ===============   ===============    ==============

      INVESTMENT GAINS AND LOSSES

      Net unrealized gains (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:


                                                                    2001              2000               1999
                                                               ---------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

       Debt securities                                              $     2,297      $      2,652        $   (2,399)
       DAC                                                               (1,443)           (1,139)              983
       Deferred income tax expense (benefit)                                299               529              (496)
                                                               ---------------- -----------------   ---------------
         Net unrealized investment gains (losses)
           on securities available-for-sale                         $       555      $        984        $     (920)
                                                               ================ =================   ===============

      The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $32.0 million, which resulted in an unrealized gain of $0.4 million after-tax.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Net realized (losses) gains for the year ended December 31, were as follows:

                                                                     2001              2000               1999
                                                               ---------------- -----------------   --------------
                                                                                 (IN THOUSANDS)

     Debt securities                                                $       215        $       67         $      7
     Cash, cash equivalents and short-term investments                       (3)             -                -
     Other invested assets                                               (1,408)               49               20
                                                               ---------------- -----------------   --------------
     Net realized investment (losses) gains
       on securities available-for-sale                             $    (1,196)       $      116         $     27
                                                               ================ =================   ==============

      The proceeds from sales of available-for-sale debt securities for the years ended December 31, were as follows:

                                                                     2001              2000               1999
                                                                --------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

      Proceeds from disposals                                       $   34,165         $    1,513         $  5,974
      Gross realized gains on sales                                 $      215         $       21         $      7

4.    GOODWILL

      PHL Variable was acquired by way of a stock purchase agreement on May 31, 1994 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and the goodwill of $1.0 million was pushed down to PHL Variable from PM Holdings.

      Goodwill was as follows:


                                                                           DECEMBER 31,
                                                                ------------------------------------
                                                                     2001                2000
                                                                ----------------    ----------------
                                                                          (IN THOUSANDS)

      Goodwill                                                      $      1,020          $    1,020
      Accumulated amortization                                              (773)               (671)
                                                                ----------------    ----------------

      Total goodwill, net                                           $        247          $      349
                                                                ================    ================


5.    DERIVATIVE INSTRUMENTS

      Derivative instruments as of December 31, are summarized below:

                                                              2001
                                                        ----------------
                                                     (DOLLARS IN THOUSANDS)
      ASSET HEDGES

      Interest rate swap:

         Notional amounts                                    $  50,000
         Weighted average received rate                          5.72%
         Weighted average paid rate                              1.86%
         Fair value                                          $   (514)

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.    INCOME TAXES

      A summary of income tax expense (benefit) applicable to income before income taxes for the year ended December 31, was as follows:


                                                                     2001              2000              1999
                                                                 --------------    --------------    --------------
                                                                                  (IN THOUSANDS)

      Income taxes
         Current                                                     $  (22,194)       $   (4,308)        $     347
         Deferred                                                        22,733             3,045             2,883
                                                                 --------------    --------------    --------------
      Total                                                          $      539        $   (1,263)        $   3,230
                                                                 ==============    ==============    ==============


      The income taxes attributable to the results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

                                                   2001                     2000                     1999
                                          -----------------------  ------------------------  ----------------------
                                                                   (DOLLARS IN THOUSANDS)

      Income tax expense (benefit) at
           statutory rate                    $   1,326        35%      $   (437)        35%      $  3,230       35%
      Dividend received deduction and
           tax-exempt interest                    (812)     (21)%          (853)        68%            (1)       -%
      Other, net                                    25         1%            27        (2)%             1        -%
                                          ------------  ---------  ------------   ---------  ------------  --------
      Income tax expense (benefit)           $     539        15%      $ (1,263)       101%      $  3,230       35%
                                          ============  =========  ============   =========  ============  ========


      The net deferred income tax liability represents the income tax effects of temporary differences. The components as of December 31, were as follows:


                                                                   2001                2000
                                                              ---------------     ---------------
                                                                        (IN THOUSANDS)

      DAC                                                          $   47,150          $   25,084
      Surrender charges                                               (20,034)            (14,715)
      Unearned premium/deferred revenue                                  (806)               (296)
      Investments                                                      (1,229)                 93
      Future policyholder benefits                                        684               2,033
      Net operating loss carryforward                                     -                (8,373)
      Other                                                               607                (187)
                                                              ---------------     ---------------
                                                                       26,372               3,639
      Net unrealized investment gains                                   1,054                 145
                                                              ---------------     ---------------

      Deferred income tax liability, net                          $    27,426          $    3,784
                                                              ===============     ===============

      Gross deferred income tax assets totaled $22.1 million and $23.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $49.5 million and $27.4 million at December 31, 2001 and 2000, respectively. It is management's assessment, based on PHL Variable's earnings and projected future taxable income, that it is more likely than not that the deferred income tax assets at December 31, 2001 and 2000, will be realized.

      PHL Variable's income tax return is not currently being examined; however, income tax years 1998 through 2000 remain open for examination. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending income tax examinations.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.    COMPREHENSIVE INCOME

      The components of, and related income tax effects for, other comprehensive income (loss) for the year ended December 31, were as follows:


                                                                      2001              2000              1999
                                                                 ---------------   ---------------   ---------------
                                                                                   (IN THOUSANDS)

      Unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                               $    3,316        $    1,540        $   (1,409)
      Income tax expense (benefit)                                         1,161               538              (494)
                                                                 ---------------   ---------------   ---------------
      Total                                                                2,155             1,002              (915)
                                                                 ---------------   ---------------   ---------------

      Reclassification adjustment for net gains
         realized in net income:
      Before-tax amount                                                     (757)              (27)               (7)
      Income tax benefit                                                    (265)               (9)               (2)
                                                                 ---------------   ---------------   ---------------
      Total                                                                 (492)              (18)               (5)
                                                                 ---------------   ---------------   ---------------

      Net unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                                    2,559             1,513            (1,416)
      Income tax expense (benefit)                                           896               529              (496)
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    1,663        $      984        $     (920)
                                                                 ===============   ===============   ===============

      Unrealized gains on security transfer
         from held-to-maturity to available-for-sale:
      Before-tax amount                                               $      552        $      -          $      -
      Income tax expense                                                     193               -                 -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $      359        $      -          $      -
                                                                 ===============   ===============   ===============

      Unrealized losses on derivatives:
      Before-tax amount                                               $    (514)       $      -           $      -
      Income tax benefit                                                   (180)              -                  -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    (334)       $     -            $    -
                                                                 ===============   ===============   ===============

      The following table summarizes accumulated other comprehensive income
      (loss) balances:

                                                                             DECEMBER 31,

                                                                  ------------------------------------
                                                                       2001                 2000
                                                                  ----------------     ---------------
                                                                            (IN THOUSANDS)

      Accumulated other comprehensive income (loss)
         on securities available-for-sale:
      Balance, beginning of year                                         $     271          $     (713)
      Change during period                                                   1,688                 984
                                                                  ----------------     ---------------
      Balance, end of year                                               $   1,959            $    271
                                                                  ================     ===============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.    REINSURANCE

      PHL Variable cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, PHL Variable remains liable. PHL Variable entered into a reinsurance treaty on January 1, 1996 to cover death benefits in excess of account balances on variable contracts. The treaty stopped accepting new business on December 31, 1999. Another reinsurance treaty became effective January 1, 1999 which covered products introduced in 1999. Premiums paid by PHL Variable on the reinsurance contracts were $1,555 thousand, $1,185 thousand and $1,114 thousand, less claims of $1,971 thousand, $188 thousand and $22 thousand for the year ended December 31, 2001, 2000 and 1999, respectively.

      In connection with PHL Variable's life insurance products, automatic treaties have been established with a number of reinsurers and their subsidiaries, covering either 80% or 90% of the net amount at risk, depending on the individual treaty, on a first dollar basis. PHL Variable had approximately $1.2 billion of net insurance in force, including $10.2 billion of direct in force less $9.0 billion of reinsurance ceded as of December 31, 2001. PHL Variable had approximately $1.0 billion of net insurance in force, including $9.7 billion of direct in force less $8.7 billion of reinsurance ceded as of December 31, 2000. Reinsurance recoverables as of December 31, 2001 and 2000 were $1.8 million and $1.3 million, respectively. Approximately $4.3 million and $5.6 million of claims were recovered in 2001 and 2000.

      For PHL Variable's life insurance products, a stop loss treaty between Phoenix and PHL Variable was introduced in 1998. There were no reinsurance recoverables as of December 31, 2001 and 2000. There were no claims recovered as of December 31, 2001 and 2000.

9.    RELATED PARTY TRANSACTIONS

      Phoenix provides services and facilities to PHL Variable and is reimbursed through a cost allocation process. The expenses allocated to PHL Variable were $47.0 million, $34.3 million and $22.0 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $4.9 million and $15.8 million as of December 31, 2001 and 2000, respectively.

      Phoenix Investment Partners Ltd., an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment services to PHL Variable for a fee. Investment advisory fees incurred by PHL Variable were $2.3 million, $2.1 million and $2.2 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to the affiliated investment advisors were $39 thousand and $19 thousand, as of December 31, 2001 and 2000, respectively.

      Phoenix Equity Planning Corporation ("PEPCO"), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of PHL Variable's annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell PHL Variable annuity contracts. PHL Variable incurred commissions for contracts underwritten by PEPCO of $32.4 million, $20.0 million and $9.8 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PEPCO were $1.2 million and $2.4 million, as of December 31, 2001 and 2000, respectively.

      Phoenix pays commissions to producers who sell non-registered life and annuity products offered by Phoenix Life and Annuity. Commissions paid by Phoenix on behalf of Phoenix Life and Annuity were $9.2 million, $8.5 million and $6.0 million for the years ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $1.3 million and $0.3 million as of December 31, 2001 and 2000, respectively.

      WS Griffith Associates, Inc., an indirect wholly-owned subsidiary of Phoenix, sells and services various PHL Variable non-participating life insurance products through its insurance agents. Concessions paid to PHL Associates were $0.7 million, $2.6 million and $2.6 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PHL Associates were $162 thousand and $41 thousand, as of December 31, 2001 and 2000, respectively.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.   DEFERRED POLICY ACQUISITION COSTS

      The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                                                     2001                2000
                                                                                ---------------     ---------------
                                                                                          (IN THOUSANDS)

      Balance at beginning of year                                                  $    84,842          $   62,136
      Acquisition cost deferred                                                          90,065              39,610
      Amortized to expense during the year                                               (8,477)            (15,765)
      Adjustment to net unrealized investment
            losses included in other comprehensive income                                (1,443)             (1,139)
                                                                                ---------------     ---------------

      Balance at end of year                                                        $   164,987          $   84,842
                                                                                ===============     ===============

11.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

      Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

      CASH AND CASH EQUIVALENTS

      The carrying value of cash and cash equivalents approximates fair value.

      SHORT-TERM INVESTMENTS

      The carrying value of short-term investments approximates fair value.

      DEBT SECURITIES

      Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

      DERIVATIVE INSTRUMENTS

      PHL Variable's derivative instruments include interest rate swaps. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

      POLICY LOANS

      Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      variable policy loan rate. Variable policy loans have an interest rate that is periodically reset based upon market rates and therefore, book value is a reasonable approximation of fair value.

      INVESTMENT CONTRACTS

      The fair value of deferred accumulation annuities without life contingencies with a guarantee of one year or less than one year is valued at the amount of the policy reserve. In determining the fair value of the contracts with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the guarantee period.

      FAIR VALUE SUMMARY

      The estimated fair values of the financial instruments as of December 31 were as follows:


                                                            2001                                2000
                                              ----------------------------------  ----------------------------------
                                                 CARRYING            FAIR            CARRYING             FAIR
                                                  VALUE              VALUE             VALUE             VALUE
                                              ---------------   ----------------  ----------------   ---------------
                                                                         (IN THOUSANDS)

      FINANCIAL ASSETS:

      Cash and cash equivalents                   $   171,444        $   171,444       $    80,779       $    80,779
      Short-term investments                            3,114              3,114               -                 -
      Debt securities                                 786,266            786,266           157,914           158,728
      Derivative instruments                             (514)              (514)              -                 -
      Policy loans                                        896                896               710               710
                                              ---------------   ----------------  ----------------   ---------------
      Total financial assets                      $   961,206        $   961,206       $   239,403       $   240,217
                                              ===============   ================  ================   ===============
      FINANCIAL LIABILITIES:

      Investment contracts                        $   865,970        $   866,465       $   195,393       $   195,393
                                              ---------------   ----------------  ----------------   ---------------
      Total financial liabilities                 $   865,970        $   866,465       $   195,393       $   195,393
                                              ===============   ================  ================   ===============

12.   STATUTORY FINANCIAL INFORMATION

      The insurance subsidiaries of Phoenix are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2001, 2000 and 1999. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, "Income Taxes", which limits taxes based on admissibility tests.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The following reconciles the statutory net income of PHL Variable as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                 2001                2000                1999
                                                            ---------------     ---------------     ---------------
                                                                                (IN THOUSANDS)

      Statutory net income                                       $  (45,648)         $  (40,129)         $   (1,655)
      DAC, net                                                       81,589              23,845              24,466
      Future policy benefits                                        (20,013)             19,615             (13,826)
      Deferred income taxes                                         (22,136)             (3,641)             (2,883)
      Net investment income                                           7,085                -                   -
      Realized gains                                                  2,149                -                   -
      Other, net                                                        224                 325                (103)
                                                            ---------------     ---------------     ---------------

      Net income, as reported                                    $    3,250          $       15          $    5,999
                                                            ===============     ===============     ===============


      The following reconciles the statutory surplus and asset valuation reserve ("AVR") of PHL Variable as reported to regulatory authorities to equity as reported in these financial statements as of December 31:

                                                2001                 2000
                                           ----------------     ---------------
                                                     (IN THOUSANDS)

      Statutory surplus and AVR                 $   102,016          $   41,847
      DAC, net                                      166,836              85,247
      Future policy benefits                        (42,885)            (29,336)
      Investment valuation allowances                 1,597                 459
      Deferred income taxes                         (28,756)             (4,379)
      Other, net                                      5,318                 350
                                           ----------------     ---------------

      Equity, as reported                       $   204,126          $   94,188
                                           ================     ===============

      The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by PHL Variable during 2001 without prior approval is subject to restrictions relating to statutory surplus.

      In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g., deferred income taxes are recorded.

      The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption increased PHL Variable's statutory surplus by $587.8 thousand, primarily as a result of recording deferred income taxes.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.   COMMITMENTS AND CONTINGENCIES

      In the normal course of its business operations, PHL Variable is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of PHL Variable.

                                                                     [VERSION C]

                            PHOENIX SPECTRUM EDGE(SM)

                       STATEMENT OF ADDITIONAL INFORMATION

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                        MAIL OPERATIONS ("VPMO")
Hartford, Connecticut                                                PO Box 8027
                                                Boston, Massachusetts 02266-8027



                        PHL VARIABLE ACCUMULATION ACCOUNT
                         PHL VARIABLE INSURANCE COMPANY
                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT


                                   May 1, 2002

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2002. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company at the above address or by calling 800/541-0171.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Underwriter...............................................................     2

Performance History.......................................................     2

Calculation of Yield and Return...........................................     9

Calculation of Annuity Payments ..........................................    10

Experts ..................................................................    11

Separate Account Financial Statements.....................................  SA-1

Company Financial Statements..............................................   F-1

UNDERWRITER
--------------------------------------------------------------------------------


   PEPCO, an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for 1 year, 5 years and 10 years or since inception if the subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for 1 of the quoted periods, the average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.


  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH DEATH BENEFIT OPTION 1

----------------------------------------------------------------------------------------------------------------
                                                          INCEPTION                                    SINCE
                       SUBACCOUNT                            DATE       1 YEAR  5 YEARS  10 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                    12/07/94     -29.05%   1.94%     N/A        4.80%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                         09/17/96      -5.60%  -5.26%     N/A       -5.01%
----------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                        10/29/01        N/A     N/A      N/A        0.05%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series         10/29/01        N/A     N/A      N/A        0.53%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                           12/20/99     -12.15%    N/A      N/A       -7.51%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series              08/15/00     -37.49%    N/A      N/A      -49.22%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series      05/01/95      -0.07%   5.47%     N/A       11.19%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                   12/07/94     -38.91%   0.34%     N/A        5.77%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series           08/15/00     -31.57%    N/A      N/A      -32.83%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                      12/07/94      -2.84%   3.42%     N/A        3.84%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series         12/07/94      -0.60%   3.30%     N/A        7.00%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                    03/02/98     -23.36%    N/A      N/A        9.02%
----------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series       07/14/97     -17.69%    N/A      N/A        4.14%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                     12/20/99       0.54%    N/A      N/A        3.31%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                              12/20/99     -28.87%    N/A      N/A      -18.69%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                10/29/01        N/A     N/A      N/A        0.39%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                       10/29/01        N/A     N/A      N/A       -2.25%
----------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                                 10/29/01        N/A     N/A      N/A       -0.77%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                  03/02/98     -14.20%    N/A      N/A        2.99%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series             12/07/94      -4.77%   9.15%     N/A       10.24%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series            11/20/00     -12.95%    N/A      N/A       -8.37%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series           03/02/98      16.11%    N/A      N/A        1.41%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series         11/20/00       8.97%    N/A      N/A       14.45%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                     03/02/98     -30.06%    N/A      N/A        9.35%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                    01/29/96     -32.16%   9.53%     N/A        9.62%
----------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                   12/20/99     -20.67%    N/A      N/A      -14.99%
----------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                       03/30/01        N/A     N/A      N/A       -9.60%
----------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                             03/30/01        N/A     N/A      N/A       -8.38%
----------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                06/05/00     -21.47%    N/A      N/A      -27.77%
----------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II         07/15/99       0.33%    N/A      N/A        4.31%
----------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                       07/15/99      -5.26%    N/A      N/A       -6.74%
----------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                              06/05/00     -18.13%    N/A      N/A      -15.69%
----------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                       06/05/00     -20.07%    N/A      N/A      -21.67%
----------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                     06/05/00     -23.14%    N/A      N/A      -23.42%
----------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                            11/02/98       0.35%    N/A      N/A        6.33%
----------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                        05/01/97     -21.52%    N/A      N/A        2.36%
----------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                         05/01/97      -7.77%    N/A      N/A       -1.95%
----------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                    07/15/99     -29.65%    N/A      N/A      -14.08%
----------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                        10/29/01        N/A     N/A      N/A       -0.86%
----------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                     12/20/99     -52.27%    N/A      N/A      -37.04%
----------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                     02/01/99     -31.46%    N/A      N/A        7.66%
----------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                           05/01/95     -26.46%   6.53%     N/A       14.15%
----------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                            02/01/99       2.37%    N/A      N/A       15.07%
----------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                            05/01/95       4.64%  10.92%     N/A       16.93%

----------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.


    AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH DEATH BENEFIT OPTION 2

-------------------------------------------------------------------------------------------------------------------
                     SUBACCOUNT                       INCEPTION DATE   1 YEAR    5 YEARS  10 YEARS SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                  12/07/94      -29.16%     1.78%     N/A        4.64%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                       09/17/96       -5.74%    -5.40%     N/A       -5.16%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                      10/29/01         N/A       N/A      N/A        0.02%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series       10/29/01         N/A       N/A      N/A        0.50%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                         12/20/99      -12.28%      N/A      N/A       -7.65%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series            08/15/00      -37.58%      N/A      N/A      -49.30%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series    05/01/95       -0.23%     5.31%     N/A       11.02%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                 12/07/94      -39.01%     0.18%     N/A        5.61%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series         08/15/00      -31.67%      N/A      N/A      -32.93%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                    12/07/94       -3.00%     3.26%     N/A        3.69%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series       12/07/94       -0.76%     3.14%     N/A        6.84%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                  03/02/98      -23.48%      N/A      N/A        8.85%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series     07/14/97      -17.82%      N/A      N/A        3.98%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                   12/20/99        0.38%      N/A      N/A        3.15%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                            12/20/99      -28.98%      N/A      N/A      -18.81%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series              10/29/01         N/A       N/A      N/A        0.36%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                     10/29/01         N/A       N/A      N/A       -2.28%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                               10/29/01         N/A       N/A      N/A       -0.80%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                03/02/98      -14.33%      N/A      N/A        2.83%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series           12/07/94       -4.93%     8.99%     N/A       10.07%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series          11/20/00      -13.09%      N/A      N/A       -8.51%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series         03/02/98       15.93%      N/A      N/A        1.25%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series       11/20/00        8.79%      N/A      N/A       14.27%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                   03/02/98      -30.17%      N/A      N/A        9.18%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                  01/29/96      -32.26%     9.36%     N/A        9.45%
-------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                 12/20/99      -20.79%      N/A      N/A      -15.12%
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                     03/30/01         N/A       N/A      N/A       -9.70%
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                           03/30/01         N/A       N/A      N/A       -8.49%
-------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio              06/05/00      -21.58%      N/A      N/A      -27.88%
-------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II       07/15/99        0.17%      N/A      N/A        4.15%
-------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                     07/15/99       -5.41%      N/A      N/A       -6.88%
-------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                            06/05/00      -18.25%      N/A      N/A      -15.82%
-------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                     06/05/00      -20.19%      N/A      N/A      -21.79%
-------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                   06/05/00      -23.26%      N/A      N/A      -23.54%
-------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                          11/02/98        0.19%      N/A      N/A        6.16%
-------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                      05/01/97      -21.64%      N/A      N/A        2.20%
-------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                       05/01/97       -7.91%      N/A      N/A       -2.11%
-------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                  07/15/99      -29.76%      N/A      N/A      -14.20%
-------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                      10/29/01         N/A       N/A      N/A       -0.89%
-------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                   12/20/99      -52.34%      N/A      N/A      -37.14%
-------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                   02/01/99      -31.57%      N/A      N/A        7.49%
-------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                         05/01/95      -26.57%     6.37%     N/A       13.97%
-------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                          02/01/99        2.21%      N/A      N/A       14.90%
-------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                          05/01/95        4.47%    10.75%     N/A       16.75%

-------------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.


 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001 FOR CONTRACTS WITH DEATH BENEFIT OPTION 3

---------------------------------------------------------------------------------------------------------------
                                                          INCEPTION                                   SINCE
                       SUBACCOUNT                           DATE        1 YEAR  5 YEARS  10 YEARS   INCEPTION
---------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                    12/07/94     -29.27%   1.63%    N/A        4.48%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                         09/17/96      -5.89%  -5.54%    N/A       -5.30%
---------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series                        10/29/01        N/A     N/A     N/A        0.00%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series         10/29/01        N/A     N/A     N/A        0.47%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                           12/20/99     -12.42%    N/A     N/A       -7.79%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series              08/15/00     -37.68%    N/A     N/A      -49.37%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series      05/01/95      -0.39%   5.15%    N/A       10.85%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                   12/07/94     -39.10%   0.03%    N/A        5.45%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series           08/15/00     -31.77%    N/A     N/A      -33.03%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                      12/07/94      -3.15%   3.10%    N/A        3.53%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series         12/07/94      -0.92%   2.98%    N/A        6.68%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                    03/02/98     -23.59%    N/A     N/A        8.68%
---------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series       07/14/97     -17.94%    N/A     N/A        3.82%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                     12/20/99       0.22%    N/A     N/A        2.99%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                              12/20/99     -29.08%    N/A     N/A      -18.93%
---------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                10/29/01        N/A     N/A     N/A        0.33%
---------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series                       10/29/01        N/A     N/A     N/A       -2.30%
---------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series                                 10/29/01        N/A     N/A     N/A       -0.83%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                  03/02/98     -14.46%    N/A     N/A        2.67%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series             12/07/94      -5.08%   8.82%    N/A        9.91%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series            11/20/00     -13.22%    N/A     N/A       -8.65%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series           03/02/98      15.75%    N/A     N/A        1.09%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value Series         11/20/00       8.62%    N/A     N/A       14.09%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                     03/02/98     -30.28%    N/A     N/A        9.01%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                    01/29/96     -32.37%   9.19%    N/A        9.29%
---------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                   12/20/99     -20.91%    N/A     N/A      -15.24%
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                       03/30/01        N/A     N/A     N/A       -9.80%
---------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                             03/30/01        N/A     N/A     N/A       -8.59%
---------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                06/05/00     -21.70%    N/A     N/A      -27.99%
---------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government Securities II         07/15/99       0.01%    N/A     N/A        3.99%
---------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                       07/15/99      -5.56%    N/A     N/A       -7.02%
---------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                              06/05/00     -18.37%    N/A     N/A      -15.95%
---------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                       06/05/00     -20.31%    N/A     N/A      -21.91%
---------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                     06/05/00     -23.37%    N/A     N/A      -23.65%
---------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                            11/02/98       0.03%    N/A     N/A        6.00%
---------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                        05/01/97     -21.76%    N/A     N/A        2.05%
---------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                         05/01/97      -8.05%    N/A     N/A       -2.26%
---------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                    07/15/99     -29.86%    N/A     N/A      -14.33%
---------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                        10/29/01        N/A     N/A     N/A       -0.91%
---------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                     12/20/99     -52.41%    N/A     N/A      -37.23%
---------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                     02/01/99     -31.67%    N/A     N/A        7.33%
---------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                           05/01/95     -26.68%   6.20%    N/A       13.80%
---------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                            02/01/99       2.04%    N/A     N/A       14.72%
---------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                            05/01/95       4.31%  10.58%    N/A       16.58%

---------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

                                     ANNUAL TOTAL RETURN FOR CONTRACTS WITH DEATH BENEFIT OPTION 1

 ----------------------------------------------------------------------------------------------------------------------------------

                   SUBACCOUNT                     1992    1993    1994    1995    1996    1997     1998     1999    2000     2001
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Aberdeen International Series        -13.78%  36.96%  -1.04%   8.40%  17.36%  10.83%   26.54%   28.10% -16.74%  -24.89%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Aberdeen New Asia Series                                                     -33.14%   -5.50%   49.35% -16.89%   -0.10%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-AIM Mid-Cap Equity Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Alliance/Bernstein Growth + Value
   Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Deutsche Dow 30 Series                                                                                  -6.59%   -7.02%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                             -33.80%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Duff & Phelps Real Estate
   Securities Series                                                             31.66%  20.73%  -22.07     3.64%  29.37%    5.44%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Engemann Capital Growth Series         9.09%  18.41%   0.36%  29.47%  11.35%  19.77%   28.60%   28.27% -18.69%  -35.31%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Engemann Small & Mid-Cap Growth
   Series                                                                                                                  -27.54%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Goodwin Money Market Series            2.45%   1.75%   2.71%   4.55%   3.88%   4.04%    3.95%    3.68%   4.88%    2.67%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Goodwin Multi-Sector Fixed Income
   Series                                         8.88%  14.65%  -6.50%  22.20%  11.19%   9.88%   -5.20%    4.30%   5.32%    4.92%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Hollister Value Equity Series                                                                   22.98%  30.75%  -18.87%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-J.P. Morgan Research Enhanced Index
   Series                                                                                         30.25%   17.53% -12.44%  -12.88%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Janus Flexible Income Series                                                                             5.27%    6.06%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Janus Growth Series                                                                                    -12.14%  -24.69%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-MFS Investors Growth Stock Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-MFS Investors Trust Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-MFS Value Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Oakhurst Growth & Income Series                                                                 15.74%  -7.63%   -9.18%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Oakhurst Strategic Allocation Series   9.45%   9.80%  -2.52%  16.95%   7.86%  19.43%   19.48%   10.05%  -0.51%    0.74%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Sanford Bernstein Global Value                                                                                   -7.87%
   Series
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Sanford Bernstein Mid-Cap Value
   Series                                                                                                 -11.27%  15.63%   21.63%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Sanford Bernstein Small Cap Value
   Series                                                                                                                   14.48%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Seneca Mid-Cap Growth Series                                                                    44.06%  12.51% -25.96%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Seneca Strategic Theme Series                                                 15.90%  43.13%    53.32% -12.44%  -28.17%
 ----------------------------------------------------------------------------------------------------------------------------------
   Phoenix-Van Kampen Focus Equity Series                                                                         -14.11%  -16.02%
 ----------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Capital Appreciation Fund                             1.38%  34.21%  16.28%  12.26%   18.00%   43.03% -11.88%  -24.13%
 ----------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Premier Equity Fund                                   2.90%  34.76%  13.75%  22.34%   30.96%   28.48% -15.58%  -13.52%
 ----------------------------------------------------------------------------------------------------------------------------------
   Alger American Leveraged AllCap Portfolio                                     10.80%  18.37%   56.11%   76.12% -25.66%  -16.87%
 ----------------------------------------------------------------------------------------------------------------------------------
   Federated Fund For U.S. Government
   Securities II                                                          7.58%   3.05%   7.39%    6.48%   -1.68%   9.77%    5.85%
 ----------------------------------------------------------------------------------------------------------------------------------
   Federated High Income Bond Fund II                                    19.07%  13.05%  12.59%    1.57%    1.20% -10.02%    0.25%
 ----------------------------------------------------------------------------------------------------------------------------------
   VIP Contrafund(R) Portfolio                                                                    28.52%   22.79%  -7.73%  -13.33%
 ----------------------------------------------------------------------------------------------------------------------------------
   VIP Growth Opportunities Portfolio                                                             23.14%    3.04% -18.09%  -15.39%
 ----------------------------------------------------------------------------------------------------------------------------------
   VIP Growth Portfolio                                                                           37.85%   35.79% -12.04%  -18.63%
 ----------------------------------------------------------------------------------------------------------------------------------
   Mutual Shares Securities Fund                                                         16.16%   -1.28%   12.34%  12.01%    5.86%
 ----------------------------------------------------------------------------------------------------------------------------------
   Templeton Foreign Securities Fund                     45.41%  -3.56%  14.22%  22.40%  12.42%    7.85%   21.90%  -3.44%  -16.93%
 ----------------------------------------------------------------------------------------------------------------------------------
   Templeton Growth Securities Fund                                      11.21%  19.65%  11.98%    7.51%   19.52%   0.37%   -2.39%
 ----------------------------------------------------------------------------------------------------------------------------------
   Scudder VIT EAFE(R) Equity Index Fund                                                          20.28%   26.24% -17.57%  -25.52%
 ----------------------------------------------------------------------------------------------------------------------------------
   Scudder VIT Equity 500 Index Fund                                                              27.31%   19.07% -10.23%  -13.96%
 ----------------------------------------------------------------------------------------------------------------------------------
   Technology Portfolio                                                                                           -24.43%  -49.42%
 ----------------------------------------------------------------------------------------------------------------------------------
   Wanger Foreign Forty                                                                                            -2.65%  -27.43%
 ----------------------------------------------------------------------------------------------------------------------------------
   Wanger International Small Cap                                                30.59%  -2.54%   15.07%  124.05% -28.65%  -22.14%
 ----------------------------------------------------------------------------------------------------------------------------------
   Wanger Twenty                                                                                                    8.26%    7.89%
 ----------------------------------------------------------------------------------------------------------------------------------
   Wanger U.S. Smaller Companies                                                 45.02%  28.02%    7.50%   23.71%  -9.17%   10.16%

 ----------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                                    ANNUAL TOTAL RETURN FOR CONTRACTS WITH DEATH BENEFIT OPTION 2

--------------------------------------------------------------------------------------------------------------------------------

                 SUBACCOUNT                     1992     1993    1994    1995    1996    1997     1998    1999     2000    2001
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series       -13.91%  36.75%   -1.19%   8.24%  17.18%  10.66%   26.35%  27.91%  -16.86% -25.00%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                     -33.24%   -5.64%  49.12% -17.01%   -0.25%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value
  Series
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                                                                 -6.73%   -7.16%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                            -33.91%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate
  Securities Series                                                             31.46%  20.55%  -22.19%   3.48%   29.18%   5.28%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series        8.93%  18.23%    0.21%  29.27%  11.18%  19.59%   28.41%  28.08%  -18.81% -35.41%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth
  Series                                                                                                                 -27.65%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series           2.29%   1.60%    2.56%   4.39%   3.72%   3.88%    3.79%   3.52%    4.72%   2.52%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income
  Series                                        8.72%  14.48%   -6.64%  22.02%  11.02%   9.71%   -5.34%   4.15%    5.16%   4.76%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                  22.79%   30.55% -18.99%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced
  Index Series                                                                                   30.05%  17.36%  -12.57% -13.01%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                                                             5.11%   5.90%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                                                                    -12.28% -24.80%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                15.56%   -7.77%  -9.32%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation
  Series                                        9.28%   9.64%   -2.66%  16.78%   7.70%  19.25%   19.30%   9.88%   -0.66%   0.59%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value
  Series                                                                                                                  -8.01%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value
  Series                                                                                                -11.40%   15.46%  21.45%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value
  Series                                                                                                                  14.31%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                   43.84%   12.34% -26.07%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                 15.73%   42.91%  53.09%  -12.57% -28.28%
--------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                                                                         -14.24% -16.15%
--------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                             1.23%  34.01%  16.11%  12.10%   17.82%  42.82%  -12.01% -24.24%
--------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                   2.75%  34.56%  13.58%  22.15%   30.76%  28.29%  -15.71% -13.65%
--------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                     10.63%  18.19%   55.87%  75.85%  -25.78% -16.99%
--------------------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government
  Securities II                                                          7.42%   2.90%   7.23%    6.32%  -1.83%    9.61%   5.69%
--------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                    18.89%  12.88%  12.42%    1.42%   1.05%  -10.15%   0.10%
--------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                    28.33%  22.61%   -7.87% -13.47%
--------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                             22.96%   2.89%  -18.21% -15.52%
--------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                           37.65%  35.58%  -12.17% -18.76%
--------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                                         15.98%   -1.43%  12.17%   11.85%   5.70%
--------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                    45.19%   -3.71%  14.05%  22.21%  12.25%    7.69%  21.72%   -3.58% -17.05%
--------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                                      11.05%  19.46%  11.81%    7.35%  19.34%   0.22%   -2.54%
--------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                                                          20.09%  26.05%  -17.69% -25.63%
--------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                                                              27.12%  18.89%  -10.36% -14.09%
--------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                                                                           -24.54% -49.50%
--------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                                                                            -2.80% -27.54%
--------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                30.39%  -2.69%   14.89% 123.71%  -28.75% -22.26%
--------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                                                                    8.10%   7.72%
--------------------------------------------------------------------------------------------------------------------------------
  Wanger U.S. Smaller Companies                                                 44.80%  27.83%    7.34%  23.53%   -9.30%   9.99%

--------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                                    ANNUAL TOTAL RETURN FOR CONTRACTS WITH DEATH BENEFIT OPTION 3

-----------------------------------------------------------------------------------------------------------------------------------

                    SUBACCOUNT                      1992    1993    1994   1995    1996    1997    1998    1999     2000    2001
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series           -14.04%  36.55%  -1.34%  8.08%  17.01%  10.49%  26.16%  27.72%  -16.98% -25.11%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series                                                       -33.35%  -5.78%  48.90%  -17.14%  -0.40%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value
  Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series                                                                                   -6.87%  -7.30%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche NASDAQ-100 Index(R) Series                                                                             -34.01%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities
  Series                                                                          31.26%  20.37% -22.31%   3.33%   28.98%   5.12%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series            8.76%  18.05%   0.06% 29.08%  11.02%  19.41%  28.21%  27.89%  -18.93% -35.51%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                                                                          -27.76%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series               2.14%   1.45%   2.40%  4.24%   3.56%   3.73%   3.64%   3.37%    4.57%   2.36%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income
  Series                                            8.55%  14.31%  -6.78% 21.83%  10.85%   9.55%  -5.48%   3.99%    5.00%   4.60%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                                                                   22.61%   30.36% -19.12%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index
  Series                                                                                          29.86%  17.18%  -12.70% -13.14%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                                                              4.96%   5.74%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series                                                                                     -12.41% -24.92%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Series                                                                 15.39%   -7.91%  -9.46%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series      9.12%   9.47%  -2.81% 16.60%   7.53%  19.07%  19.12%   9.72%   -0.81%   0.44%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                                                                            -8.15%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                                                         -11.54%   15.29%  21.26%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small Cap Value
  Series                                                                                                                   14.14%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                                                    43.63%   12.17% -26.18%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                                   15.56%  42.70%  52.86%  -12.70% -28.39%
-----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series                                                                          -14.37% -16.28%
-----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund                                1.08% 33.81%  15.93%  11.93%  17.65%  42.61%  -12.15% -24.36%
-----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund                                      2.59% 34.36%  13.41%  21.97%  30.57%  28.09%  -15.83% -13.78%
-----------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio                                       10.47%  18.02%  55.64%  75.59%  -25.89% -17.12%
-----------------------------------------------------------------------------------------------------------------------------------
  Federated Fund For U.S. Government
  Securities II                                                            7.26%   2.74%   7.07%   6.16%  -1.98%    9.45%   5.53%
-----------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II                                      18.71%  12.71%  12.25%   1.27%   0.89%  -10.29%  -0.05%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio                                                                     28.13%  22.42%   -8.01%  -13.60%
------------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio                                                              22.78%   2.73%  -18.33% -15.65%
-----------------------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio                                                                            37.44%  35.38%  -12.30% -18.88%
-----------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund                                                           15.81%  -1.58%  12.00%   11.68%   5.55%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund                        44.97%  -3.85% 13.88%  22.03%  12.08%   7.53%  21.54%   -3.72% -17.18%
-----------------------------------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund                                        10.88%  19.28%  11.64%   7.19%  19.16%    0.07%  -2.69%
-----------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT EAFE(R) Equity Index Fund                                                           19.91%  25.86%  -17.81% -25.74%
-----------------------------------------------------------------------------------------------------------------------------------
  Scudder VIT Equity 500 Index Fund                                                               26.92%  18.71%  -10.49% -14.22%
-----------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio                                                                                            -24.66% -49.58%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Foreign Forty                                                                                             -2.94% -27.65%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger International Small Cap                                                  30.19%  -2.83%  14.72% 123.38%  -28.86% -22.38%
-----------------------------------------------------------------------------------------------------------------------------------
  Wanger Twenty                                                                                                     7.94%   7.56%
------------------------------------------------------------------------------------------------ ----------------------------------
  Wanger U.S. Smaller Companies                                                   44.59%  27.64%  -7.18%  23.34%   -9.44%   9.82%

----------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------


    Yield of the Phoenix-Goodwin Money Market Subaccount. We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.


    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to either .975% (Option 1), 1.125% (Option 2) or 1.275% (Option 3) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

 Example Calculations:

    The following examples of a return/yield calculations for the Phoenix-Goodwin Money Market Subaccount were based on the 7-day period ending December 31, 2001:

CONTRACTS WITH DEATH BENEFIT OPTION 1
Value of hypothetical pre-existing account
  with exactly one Unit at the beginning of
  the period:...................................    $1.000000
Value of the same account (excluding capital
  changes) at the end of the 7-day period:......     1.000124
Calculation:
  Ending account value..........................     1.000124
  Less beginning account value..................     1.000000
  Net change in account value...................     0.000124
Base period return:
  (net change/beginning account value)..........     0.000124
Current yield = return x (365/7) =..............        0.65%
Effective yield = [(1 + return)(365/7)] -1 =....        0.65%


CONTRACTS WITH DEATH BENEFIT OPTION 2:
Value of hypothetical pre-existing account
   with exactly one unit at the beginning of
   the period:...................................   $1.000000
Value of the same account (excluding capital
   changes) at the end of the 7-day period:......    1.000095
Calculation:
   Ending account value..........................    1.000095
   Less beginning account value..................    1.000000
   Net change in account value...................    0.000095
Base period return:
   (net change/beginning account value)..........    0.000095
Current yield = return x (365/7) =...............       0.50%
Effective yield = [(1 + return)(365/7)] -1 =.....       0.50%


CONTRACTS WITH DEATH BENEFIT OPTION 3:
Value of hypothetical pre-existing account
   with exactly one unit at the beginning of
   the period:...................................   $1.000000
Value of the same account (excluding capital
   changes) at the end of the 7-day period:......    1.000066
Calculation:
   Ending account value..........................    1.000066
   Less beginning account value..................    1.000000
   Net change in account value...................    0.000066
Base period return:
   (net change/beginning account value)..........    0.000066
Current yield = return x (365/7) =...............       0.34%
Effective yield = [(1 + return)(365/7)] -1 =.....       0.34%


    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1) We assume a hypothetical $1,000 initial investment in the subaccount;

(2) We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3) We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4) To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

 The formula in mathematical terms is:

 R = ((ERV / II)(1/n)) - 1

 Where:
    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION

    Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:


    The Dow Jones Industrial Average(SM)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The Standard & Poor's 500 Index (S&P 500)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

    Lipper Analytical Services
    Morningstar, Inc.
    Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

    Barrons
    Business Week
    Changing Times
    Forbes
    Fortune
    Consumer Reports
    Investor's Business Daily
    Financial Planning
    Financial Services Weekly
    Money
    The New York Times
    Personal Investor
    Registered Representative
    U.S. News and World Report
    The Wall Street Journal

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

    The Dow Jones Industrial Average(SM)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The S&P 500

    The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

    The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

    Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    See your prospectus in the section titled "The Annuity Period" for a description of the annuity options.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option

I) on the maturity date. You may not change your election after the first annuity payment.

FIXED ANNUITY PAYMENTS
    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

    The guaranteed annuity payment rates will be no less favorable than the following: under Annuity Payment Options A, B, D, E and F, rates are based on the 1983a Individual Annuity Mortality Table (1983 IAM -- The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities), projected with projection scale G to the year 2040 and an interest rate of 3%. The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities. Under Annuity Payment Options G and H the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

VARIABLE ANNUITY PAYMENTS
    Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each Subaccount, divided by $1,000 and then multiplied by the applicable payment option rate. The first payment equals the sum of the amounts provided by each subaccount.

    In each subaccount, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that subaccount by the annuity unit value for that subaccount on the first payment calculation date. Thereafter, the number of fixed annuity units in each subaccount remains unchanged unless you transfer funds to or from the subaccount. If you transfer funds to or from a subaccount, the number of fixed annuity units will change in proportion to the change in value of the subaccount as a result of the transfer. The number of fixed annuity units will change effective with the transfer, but will remain fixed in number following the transfer.

    Second and subsequent payments are determined by multiplying the number of fixed annuity units for each subaccount by the annuity unit value for that subaccount on the payment calculation date. The total payment will equal the sum of the amounts provided by each subaccount. The amount of second and subsequent payments will vary with the investment experience of the subaccounts and may be either higher or lower than the first payment.

    Under Annuity Payment Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Annuity Payment Options I, J, M and N, the applicable payment option rate used to determine the first payment amount will not be less than the rate based on the 1983a Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the payment option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

    We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of PHL Variable Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.

         PHL VARIABLE
         ACCUMULATION ACCOUNT
         FINANCIAL STATEMENTS


         AS THERE WERE NO CONTRACT SALES IN 2001, THERE ARE NO FINANCIAL STATEMENTS FOR THESE SUBACCOUNTS AS OF DECEMBER 31, 2001.

         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2001 AND 2000

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Report of Independent Accountants............................................F-3

Balance Sheets...............................................................F-4

Statements of Income, Comprehensive Income and Equity........................F-5

Statements of Cash Flows.....................................................F-6

Notes to Financial Statements.........................................F-7 - F-21

PRICEWATERHOUSECOOPERS [logo]

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860) 241 7000
                                                    Facsimile (860) 241 7590





                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of PHL Variable Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
February 5, 2002

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                       AS OF DECEMBER 31,
                                                                               ------------------------------------
                                                                                    2001                2000
                                                                               ----------------    ----------------
                                                                               (IN THOUSANDS, EXCEPT SHARE DATA)
ASSETS:
Investments:
     Held-to-maturity debt securities, at amortized cost                          $        -          $     13,697
     Available-for-sale debt securities, at fair value                                 786,266             144,217
     Policy loans, at unpaid principal                                                     896                 710
     Short-term investments, at amortized cost                                           3,114                 -
     Other invested assets                                                               2,397               1,618
                                                                               ----------------    ----------------
         Total investments                                                             792,673             160,242
Cash and cash equivalents                                                              171,444              80,779
Accrued investment income                                                                5,787               1,381
Deferred policy acquisition costs                                                      164,987              84,842
Deferred and uncollected premiums                                                        7,605               6,790
Other assets                                                                            22,491               1,942
Goodwill, net                                                                              247                 349
Separate account assets                                                              1,539,476           1,321,582
                                                                               ----------------    ----------------

         Total assets                                                             $  2,704,710        $  1,657,907
                                                                               ================    =================

LIABILITIES:
     Policyholder deposit funds                                                   $    865,970        $    195,393
     Policy liabilities and accruals                                                    47,131              24,062
     Deferred income taxes                                                              27,426               3,784
     Other liabilities                                                                  25,712              18,898
     Separate account liabilities                                                    1,534,345           1,321,582
                                                                               ----------------    ----------------

         Total liabilities                                                           2,500,584           1,563,719
                                                                               ----------------    ----------------
Commitments and contingencies (Note 13)

EQUITY:
     Common stock, $5,000 par value (1,000
         shares authorized, 500 shares issued and outstanding)                           2,500               2,500
     Additional paid-in capital                                                        184,864              79,864
     Retained earnings                                                                  14,803              11,553
     Accumulated other comprehensive income                                              1,959                 271
                                                                               ----------------    ----------------

         Total equity                                                                  204,126              94,188
                                                                               ----------------    ----------------

         Total liabilities and equity                                             $  2,704,710        $  1,657,907
                                                                               ================    ================


        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------
                                                                        2001             2000             1999
                                                                   ---------------  ---------------  ---------------
                                                                                    (IN THOUSANDS)
REVENUES:
     Premiums                                                           $   5,129        $   6,168        $   9,838
     Insurance and investment product fees                                 32,379           30,098           20,618
     Net investment income                                                 30,976            9,197            3,871
     Net realized investment (losses) gains                                (1,196)             116               27
                                                                   ---------------  ---------------  ---------------
         Total revenues                                                    67,288           45,579           34,354
                                                                   ---------------  ---------------  ---------------

BENEFITS AND EXPENSES:
     Policy benefits and increase in policy liabilities                    39,717           17,056            9,248
     Amortization of deferred policy acquisition costs                      8,477           15,765            4,747
     Other operating expenses                                              15,305           14,006           11,130
                                                                   ---------------  ---------------  ---------------
         Total benefits and expenses                                       63,499           46,827           25,125
                                                                   ---------------  ---------------  ---------------

INCOME (LOSS) BEFORE INCOME TAXES                                           3,789           (1,248)           9,229

Income tax expense (benefit)                                                  539           (1,263)           3,230
                                                                   ---------------  ---------------  ---------------
NET INCOME                                                                  3,250               15            5,999
                                                                   ---------------  ---------------  ---------------

Other comprehensive income (loss), net of income taxes
    Unrealized gain on security transfer from
       held-to-maturity to available-for-sale                                 359              -                -
     Unrealized gains (losses) on securities                                2,155            1,002             (915)
     Unrealized losses on derivatives                                        (334)             -                -
    Reclassification adjustment for net realized
       gains included in net income                                          (492)             (18)              (5)
                                                                   ---------------  ---------------  ---------------
         Total other comprehensive income (loss)                            1,688              984             (920)
                                                                   ---------------  ---------------  ---------------

Comprehensive income                                                        4,938              999            5,079
Capital contributions                                                     105,000           15,000           29,000
                                                                   ---------------  ---------------  ---------------
Net increase in equity                                                    109,938           15,999           34,079
Equity, beginning of year                                                  94,188           78,189           44,110
                                                                   ---------------  ---------------  ---------------
Equity, end of year                                                     $ 204,126        $  94,188        $  78,189
                                                                   ===============  ===============  ================




        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                         FOR THE YEAR ENDED DECEMBER 31,

                                                              ------------------------------------------------------
                                                                   2001               2000                1999
                                                              ---------------    ----------------    ---------------
                                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                        $    3,250             $    15         $    5,999

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
     CASH USED FOR OPERATING ACTIVITIES:
Net realized investment losses (gains)                                 1,196                (116)               (27)
Amortization of goodwill                                                 102                 102                102
Deferred income taxes                                                 22,733               3,045              2,883
Increase in accrued investment income                                 (4,406)               (595)              (275)
Increase in deferred policy acquisition costs                        (81,588)            (23,845)           (23,807)
Change in other assets/liabilities                                      (540)             19,447              8,856
                                                              ---------------    ----------------    ---------------

Net cash used for operating activities                               (59,253)             (1,947)            (6,269)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales:
     Available-for-sale debt securities                               34,165               1,513              5,974
Proceeds from maturities:
     Available-for-sale debt securities                                7,400                 500              5,550
     Held-to-maturity debt securities                                    -                 1,200                -
Proceeds from repayments:
     Available-for-sale debt securities                               95,307              23,123                140
     Held-to-maturity debt securities                                  3,963               3,175                623
Purchase of available-for-sale debt securities                      (740,143)           (110,700)           (33,397)
Purchase of held-to-maturity debt securities                         (22,272)             (7,683)            (7,000)
Increase in policy loans                                                (186)               (188)              (273)
Change in short-term investments, net                                 (3,114)                -                  -
Change in other invested assets                                         (779)               (517)               -
Other, net                                                               -                   -                  (68)
                                                              ---------------    ----------------    ---------------

Net cash used for investing activities                              (625,659)            (89,577)           (28,451)
                                                              ---------------    ----------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions from parent                                    105,000              15,000             29,000
Increase in policyholder deposit funds, net of
     interest credited                                               670,577             131,163             24,540
                                                              ---------------    ----------------    ---------------

Net cash provided by financing activities                            775,577             146,163             53,540
                                                              ---------------    ----------------    ---------------

Net change in cash and cash equivalents                               90,665              54,639             18,820
Cash and cash equivalents, beginning of year                          80,779              26,140              7,320
                                                              ---------------    ----------------    ---------------

Cash and cash equivalents, end of year                            $  171,444          $   80,779         $   26,140
                                                              ==============     ===============     ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes (received) paid, net                                 $   (5,357)         $   (2,660)        $    3,338



        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    DESCRIPTION OF BUSINESS

      PHL Variable Insurance Company ("PHL Variable") offers variable, fixed annuity and non-participating life insurance products in the United States of America. PHL Variable is a wholly-owned subsidiary of PM Holdings, Inc. ("PM Holdings"). PM Holdings is a wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC") (formerly, Phoenix Home Life Mutual Insurance Company).

      PLIC is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). On June 25, 2001 Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company and changed its name to PLIC.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

      VALUATION OF INVESTMENTS

      Investments in debt securities include bonds, mortgage-backed and asset-backed securities. PHL Variable classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

      In 2001, management decided, as part of Phoenix's conversion to a public company, that held-to-maturity securities should be reclassified to available-for-sale debt securities. See Note 3 - "Investments."

      For the mortgage-backed and asset-backed bond portion of the debt security portfolio, PHL Variable recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

      Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related contracts.

      Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

      Other invested assets consist of PHL Variable's interest in the separate accounts and derivatives. Separate account assets are valued at fair value. Derivatives are valued in accordance with Financial Accounting Standards No. 133. See "recent accounting pronouncements" within Note 2.

      Realized investment gains and losses, other than those related to separate accounts for which PHL Variable does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

      CASH AND CASH EQUIVALENTS

      Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

      DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

      For universal life insurance policies and investment type contracts, DAC is amortized in proportion to historical and estimates of expected gross profits. Gross profits arise primarily from investment, mortality and expense margins, and surrender charges based on historical and anticipated experience. These estimates of expected gross profits are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross profits to support the recoverability of the remaining DAC balances.

      GOODWILL

      Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over a period of 10 years, corresponding with the benefits expected to be derived from the acquisition. The propriety of the carrying value of goodwill is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting PHL Variable's business. See SFAS No. 142 under "recent accounting pronouncements" for change in accounting policy effective January 1, 2002.

      SEPARATE ACCOUNTS

      Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions. For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL Variable. The assets and liabilities are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

      For Market Value Adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      higher, lower or equal to the guaranteed interest rate. In these separate accounts, realized appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income. Unrealized investment gains and losses in these separate accounts are included as a component of equity, net of deferred income taxes.

      POLICY LIABILITIES AND ACCRUALS

      Future policy benefits are liabilities for life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Liabilities for universal life policies include deposits received from customers and investment earnings on their fund balances, which range from 5.5% to 6.5%, less administrative and mortality charges in 2001.

      Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

      POLICYHOLDER DEPOSIT FUNDS

      Policyholder deposit funds consist of annuity deposits received from customers and investment earnings on their fund balances, which range from 3.0% to 12.0%, less administrative charges in 2001.

      PREMIUM AND FEE REVENUE AND RELATED EXPENSES

      Term life insurance premiums are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

      REINSURANCE

      PHL Variable utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

      Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      INCOME TAXES

      For the tax year ended December 31, 2001, PHL Variable is included in the life/non-life consolidated federal income tax return filed by Phoenix. PHL Variable had filed separate company returns for the tax years ended December 31, 1996 through December 31, 2000 as required under Internal Revenue Code Section 1504(c). In accordance with an income tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if PHL Variable were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs and unrealized gains or losses on investments.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      EMPLOYEE BENEFIT PLANS

      Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

      Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. PHL Variable incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

      In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

      Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for PHL Variable's participation in the plans. The amount of such allocated benefits is not significant to the financial statements. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to PHL Variable have been allocated.

      RECENT ACCOUNTING PRONOUNCEMENTS

      Securitized Financial Instruments. Effective April 1, 2001, Phoenix adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. PHL Variable had no change in net income as a result of this accounting change.

      Derivative Financial Instruments. Effective January 1, 2001, Phoenix adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

      PHL Variable maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. PHL Variable's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. PHL Variable uses interest rate swap agreements as part of its interest rate risk-management strategy. To reduce

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      counterparty credit risks and diversify counterparty exposure, PHL Variable enters into derivative contracts only with a number of highly rated financial institutions.

      PHL Variable enters into interest rate swap agreements to reduce market risks from changes in interest rates. PHL Variable does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, PHL Variable exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

      PHL Variable also recognized an after-tax loss of $0.3 million for the year ended December 31, 2001 (reported as other comprehensive income in Statements of Income, Comprehensive Income and Equity), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, PHL Variable recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the year ended December 31, 2001, PHL Variable also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Statements of Income, Comprehensive Income and Equity), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

      In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

      Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective for July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. PHL Variable recognized $102 thousand in goodwill amortization during 2001.

      The provisions of the SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

      SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in the year of adoption, this step must be measured as of the beginning of the fiscal year. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      completed by the end of a company's fiscal year in the year of adoption. Intangible assets deemed to have an indefinite life will be tested for impairment using a one-step process which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. PHL Variable has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have an impairment charge in 2002.

3.    INVESTMENTS

      Information pertaining to PHL Variable's investments, net investment income and realized and unrealized investment gains and losses follows:

      DEBT SECURITIES

      The amortized cost and fair value of investments in debt securities as of December 31, 2001 were as follows:


                                                                       GROSS             GROSS
                                                    AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                      COST             GAINS            LOSSES            VALUE
                                                  --------------   ---------------   --------------   --------------
                                                                           (IN THOUSANDS)

      AVAILABLE-FOR-SALE:
      U.S. government and agency bonds               $    6,379        $      458       $      -        $     6,837
      State and political subdivision bonds              37,039               513             (498)          37,054
      Corporate securities                              181,355             2,669           (1,789)         182,235
      Mortgage-backed and
        asset-backed securities                         558,375             4,316           (2,551)         560,140
                                                  --------------   ---------------   --------------   --------------

      Total                                          $  783,148        $    7,956       $   (4,838)     $   786,266
                                                  ==============   ===============   ==============   ==============


      The amortized cost and fair value of investments in debt securities as of December 31, 2000 were as follows:

                                                                      GROSS             GROSS
                                                   AMORTIZED        UNREALIZED        UNREALIZED         FAIR
                                                      COST            GAINS             LOSSES           VALUE
                                                 ---------------  ---------------   ---------------  --------------
                                                                          (IN THOUSANDS)
      HELD-TO-MATURITY:

      State and political subdivision bonds          $    1,860        $     236        $     -         $     2,096
      Corporate securities                               11,837              621               (43)          12,415
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $   13,697        $     857        $      (43)     $    14,511
                                                  ==============   ===============   ==============   ==============

      AVAILABLE-FOR-SALE:

      U.S. government and agency bonds               $    6,468        $     366        $      (12)     $     6,822
      State and political subdivision bonds              10,339               22               (78)          10,283
      Corporate securities                               25,616              165              (880)          24,901
      Mortgage-backed and
        asset-backed securities                         100,974            1,267               (30)         102,211
                                                 ---------------  ---------------   ---------------  --------------

      Total                                          $  143,397        $   1,820        $   (1,000)     $   144,217
                                                  ==============   ===============   ==============   ==============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL Variable may have the right to put or sell the obligations back to the issuers.

                                                                              AVAILABLE-FOR-SALE
                                                                         AMORTIZED              FAIR
                                                                           COST                VALUE
                                                                      ----------------     ---------------
                                                                                (IN THOUSANDS)

      Due in one year or less                                             $    14,845          $   15,048
      Due after one year through five years                                   167,536             167,922
      Due after five years through ten years                                   33,843              34,832
      Due after ten years                                                       8,549               8,324
      Mortgage-backed and asset-backed securities                             558,375             560,140
                                                                      ----------------     ---------------

      Total                                                               $   783,148          $  786,266
                                                                      ================     ===============

      NET INVESTMENT INCOME

      The components of net investment income for the year ended December 31, were as follows:

                                                                    2001              2000               1999
                                                               ----------------  ----------------   ---------------
                                                                                 (IN THOUSANDS)

      Debt securities                                               $   28,410        $    7,254        $    3,362
      Policy loans                                                          15                12                 7
      Cash, cash equivalents and short-term investments                  2,871             2,049               561
                                                               ---------------   ---------------    --------------

        Sub-total                                                       31,296             9,315             3,930
      Less:  investment expenses                                           320               118                59
                                                               ---------------   ---------------    --------------

      Total net investment income                                   $   30,976        $    9,197        $    3,871
                                                               ===============   ===============    ==============

      INVESTMENT GAINS AND LOSSES

      Net unrealized gains (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:


                                                                    2001              2000               1999
                                                               ---------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

       Debt securities                                              $     2,297      $      2,652        $   (2,399)
       DAC                                                               (1,443)           (1,139)              983
       Deferred income tax expense (benefit)                                299               529              (496)
                                                               ---------------- -----------------   ---------------
         Net unrealized investment gains (losses)
           on securities available-for-sale                         $       555      $        984        $     (920)
                                                               ================ =================   ===============

      The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $32.0 million, which resulted in an unrealized gain of $0.4 million after-tax.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Net realized (losses) gains for the year ended December 31, were as follows:

                                                                     2001              2000               1999
                                                               ---------------- -----------------   --------------
                                                                                 (IN THOUSANDS)

     Debt securities                                                $       215        $       67         $      7
     Cash, cash equivalents and short-term investments                       (3)             -                -
     Other invested assets                                               (1,408)               49               20
                                                               ---------------- -----------------   --------------
     Net realized investment (losses) gains
       on securities available-for-sale                             $    (1,196)       $      116         $     27
                                                               ================ =================   ==============

      The proceeds from sales of available-for-sale debt securities for the years ended December 31, were as follows:

                                                                     2001              2000               1999
                                                                --------------- -----------------   ---------------
                                                                                 (IN THOUSANDS)

      Proceeds from disposals                                       $   34,165         $    1,513         $  5,974
      Gross realized gains on sales                                 $      215         $       21         $      7

4.    GOODWILL

      PHL Variable was acquired by way of a stock purchase agreement on May 31, 1994 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and the goodwill of $1.0 million was pushed down to PHL Variable from PM Holdings.

      Goodwill was as follows:


                                                                           DECEMBER 31,
                                                                ------------------------------------
                                                                     2001                2000
                                                                ----------------    ----------------
                                                                          (IN THOUSANDS)

      Goodwill                                                      $      1,020          $    1,020
      Accumulated amortization                                              (773)               (671)
                                                                ----------------    ----------------

      Total goodwill, net                                           $        247          $      349
                                                                ================    ================


5.    DERIVATIVE INSTRUMENTS

      Derivative instruments as of December 31, are summarized below:

                                                              2001
                                                        ----------------
                                                     (DOLLARS IN THOUSANDS)
      ASSET HEDGES

      Interest rate swap:

         Notional amounts                                    $  50,000
         Weighted average received rate                          5.72%
         Weighted average paid rate                              1.86%
         Fair value                                          $   (514)

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.    INCOME TAXES

      A summary of income tax expense (benefit) applicable to income before income taxes for the year ended December 31, was as follows:


                                                                     2001              2000              1999
                                                                 --------------    --------------    --------------
                                                                                  (IN THOUSANDS)

      Income taxes
         Current                                                     $  (22,194)       $   (4,308)        $     347
         Deferred                                                        22,733             3,045             2,883
                                                                 --------------    --------------    --------------
      Total                                                          $      539        $   (1,263)        $   3,230
                                                                 ==============    ==============    ==============


      The income taxes attributable to the results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

                                                   2001                     2000                     1999
                                          -----------------------  ------------------------  ----------------------
                                                                   (DOLLARS IN THOUSANDS)

      Income tax expense (benefit) at
           statutory rate                    $   1,326        35%      $   (437)        35%      $  3,230       35%
      Dividend received deduction and
           tax-exempt interest                    (812)     (21)%          (853)        68%            (1)       -%
      Other, net                                    25         1%            27        (2)%             1        -%
                                          ------------  ---------  ------------   ---------  ------------  --------
      Income tax expense (benefit)           $     539        15%      $ (1,263)       101%      $  3,230       35%
                                          ============  =========  ============   =========  ============  ========


      The net deferred income tax liability represents the income tax effects of temporary differences. The components as of December 31, were as follows:


                                                                   2001                2000
                                                              ---------------     ---------------
                                                                        (IN THOUSANDS)

      DAC                                                          $   47,150          $   25,084
      Surrender charges                                               (20,034)            (14,715)
      Unearned premium/deferred revenue                                  (806)               (296)
      Investments                                                      (1,229)                 93
      Future policyholder benefits                                        684               2,033
      Net operating loss carryforward                                     -                (8,373)
      Other                                                               607                (187)
                                                              ---------------     ---------------
                                                                       26,372               3,639
      Net unrealized investment gains                                   1,054                 145
                                                              ---------------     ---------------

      Deferred income tax liability, net                          $    27,426          $    3,784
                                                              ===============     ===============

      Gross deferred income tax assets totaled $22.1 million and $23.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $49.5 million and $27.4 million at December 31, 2001 and 2000, respectively. It is management's assessment, based on PHL Variable's earnings and projected future taxable income, that it is more likely than not that the deferred income tax assets at December 31, 2001 and 2000, will be realized.

      PHL Variable's income tax return is not currently being examined; however, income tax years 1998 through 2000 remain open for examination. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending income tax examinations.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.    COMPREHENSIVE INCOME

      The components of, and related income tax effects for, other comprehensive income (loss) for the year ended December 31, were as follows:


                                                                      2001              2000              1999
                                                                 ---------------   ---------------   ---------------
                                                                                   (IN THOUSANDS)

      Unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                               $    3,316        $    1,540        $   (1,409)
      Income tax expense (benefit)                                         1,161               538              (494)
                                                                 ---------------   ---------------   ---------------
      Total                                                                2,155             1,002              (915)
                                                                 ---------------   ---------------   ---------------

      Reclassification adjustment for net gains
         realized in net income:
      Before-tax amount                                                     (757)              (27)               (7)
      Income tax benefit                                                    (265)               (9)               (2)
                                                                 ---------------   ---------------   ---------------
      Total                                                                 (492)              (18)               (5)
                                                                 ---------------   ---------------   ---------------

      Net unrealized gains (losses) on securities
         available-for-sale:
      Before-tax amount                                                    2,559             1,513            (1,416)
      Income tax expense (benefit)                                           896               529              (496)
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    1,663        $      984        $     (920)
                                                                 ===============   ===============   ===============

      Unrealized gains on security transfer
         from held-to-maturity to available-for-sale:
      Before-tax amount                                               $      552        $      -          $      -
      Income tax expense                                                     193               -                 -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $      359        $      -          $      -
                                                                 ===============   ===============   ===============

      Unrealized losses on derivatives:
      Before-tax amount                                               $    (514)       $      -           $      -
      Income tax benefit                                                   (180)              -                  -
                                                                 ---------------   ---------------   ---------------
      Total                                                           $    (334)       $     -            $    -
                                                                 ===============   ===============   ===============

      The following table summarizes accumulated other comprehensive income
      (loss) balances:

                                                                             DECEMBER 31,

                                                                  ------------------------------------
                                                                       2001                 2000
                                                                  ----------------     ---------------
                                                                            (IN THOUSANDS)

      Accumulated other comprehensive income (loss)
         on securities available-for-sale:
      Balance, beginning of year                                         $     271          $     (713)
      Change during period                                                   1,688                 984
                                                                  ----------------     ---------------
      Balance, end of year                                               $   1,959            $    271
                                                                  ================     ===============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.    REINSURANCE

      PHL Variable cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, PHL Variable remains liable. PHL Variable entered into a reinsurance treaty on January 1, 1996 to cover death benefits in excess of account balances on variable contracts. The treaty stopped accepting new business on December 31, 1999. Another reinsurance treaty became effective January 1, 1999 which covered products introduced in 1999. Premiums paid by PHL Variable on the reinsurance contracts were $1,555 thousand, $1,185 thousand and $1,114 thousand, less claims of $1,971 thousand, $188 thousand and $22 thousand for the year ended December 31, 2001, 2000 and 1999, respectively.

      In connection with PHL Variable's life insurance products, automatic treaties have been established with a number of reinsurers and their subsidiaries, covering either 80% or 90% of the net amount at risk, depending on the individual treaty, on a first dollar basis. PHL Variable had approximately $1.2 billion of net insurance in force, including $10.2 billion of direct in force less $9.0 billion of reinsurance ceded as of December 31, 2001. PHL Variable had approximately $1.0 billion of net insurance in force, including $9.7 billion of direct in force less $8.7 billion of reinsurance ceded as of December 31, 2000. Reinsurance recoverables as of December 31, 2001 and 2000 were $1.8 million and $1.3 million, respectively. Approximately $4.3 million and $5.6 million of claims were recovered in 2001 and 2000.

      For PHL Variable's life insurance products, a stop loss treaty between Phoenix and PHL Variable was introduced in 1998. There were no reinsurance recoverables as of December 31, 2001 and 2000. There were no claims recovered as of December 31, 2001 and 2000.

9.    RELATED PARTY TRANSACTIONS

      Phoenix provides services and facilities to PHL Variable and is reimbursed through a cost allocation process. The expenses allocated to PHL Variable were $47.0 million, $34.3 million and $22.0 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $4.9 million and $15.8 million as of December 31, 2001 and 2000, respectively.

      Phoenix Investment Partners Ltd., an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment services to PHL Variable for a fee. Investment advisory fees incurred by PHL Variable were $2.3 million, $2.1 million and $2.2 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to the affiliated investment advisors were $39 thousand and $19 thousand, as of December 31, 2001 and 2000, respectively.

      Phoenix Equity Planning Corporation ("PEPCO"), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of PHL Variable's annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell PHL Variable annuity contracts. PHL Variable incurred commissions for contracts underwritten by PEPCO of $32.4 million, $20.0 million and $9.8 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PEPCO were $1.2 million and $2.4 million, as of December 31, 2001 and 2000, respectively.

      Phoenix pays commissions to producers who sell non-registered life and annuity products offered by Phoenix Life and Annuity. Commissions paid by Phoenix on behalf of Phoenix Life and Annuity were $9.2 million, $8.5 million and $6.0 million for the years ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to Phoenix were $1.3 million and $0.3 million as of December 31, 2001 and 2000, respectively.

      WS Griffith Associates, Inc., an indirect wholly-owned subsidiary of Phoenix, sells and services various PHL Variable non-participating life insurance products through its insurance agents. Concessions paid to PHL Associates were $0.7 million, $2.6 million and $2.6 million for the year ended December 31, 2001, 2000 and 1999, respectively. Amounts payable to PHL Associates were $162 thousand and $41 thousand, as of December 31, 2001 and 2000, respectively.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.   DEFERRED POLICY ACQUISITION COSTS

      The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                                                     2001                2000
                                                                                ---------------     ---------------
                                                                                          (IN THOUSANDS)

      Balance at beginning of year                                                  $    84,842          $   62,136
      Acquisition cost deferred                                                          90,065              39,610
      Amortized to expense during the year                                               (8,477)            (15,765)
      Adjustment to net unrealized investment
            losses included in other comprehensive income                                (1,443)             (1,139)
                                                                                ---------------     ---------------

      Balance at end of year                                                        $   164,987          $   84,842
                                                                                ===============     ===============

11.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

      Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

      CASH AND CASH EQUIVALENTS

      The carrying value of cash and cash equivalents approximates fair value.

      SHORT-TERM INVESTMENTS

      The carrying value of short-term investments approximates fair value.

      DEBT SECURITIES

      Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

      DERIVATIVE INSTRUMENTS

      PHL Variable's derivative instruments include interest rate swaps. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

      POLICY LOANS

      Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      variable policy loan rate. Variable policy loans have an interest rate that is periodically reset based upon market rates and therefore, book value is a reasonable approximation of fair value.

      INVESTMENT CONTRACTS

      The fair value of deferred accumulation annuities without life contingencies with a guarantee of one year or less than one year is valued at the amount of the policy reserve. In determining the fair value of the contracts with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the guarantee period.

      FAIR VALUE SUMMARY

      The estimated fair values of the financial instruments as of December 31 were as follows:


                                                            2001                                2000
                                              ----------------------------------  ----------------------------------
                                                 CARRYING            FAIR            CARRYING             FAIR
                                                  VALUE              VALUE             VALUE             VALUE
                                              ---------------   ----------------  ----------------   ---------------
                                                                         (IN THOUSANDS)

      FINANCIAL ASSETS:

      Cash and cash equivalents                   $   171,444        $   171,444       $    80,779       $    80,779
      Short-term investments                            3,114              3,114               -                 -
      Debt securities                                 786,266            786,266           157,914           158,728
      Derivative instruments                             (514)              (514)              -                 -
      Policy loans                                        896                896               710               710
                                              ---------------   ----------------  ----------------   ---------------
      Total financial assets                      $   961,206        $   961,206       $   239,403       $   240,217
                                              ===============   ================  ================   ===============
      FINANCIAL LIABILITIES:

      Investment contracts                        $   865,970        $   866,465       $   195,393       $   195,393
                                              ---------------   ----------------  ----------------   ---------------
      Total financial liabilities                 $   865,970        $   866,465       $   195,393       $   195,393
                                              ===============   ================  ================   ===============

12.   STATUTORY FINANCIAL INFORMATION

      The insurance subsidiaries of Phoenix are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2001, 2000 and 1999. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, "Income Taxes", which limits taxes based on admissibility tests.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The following reconciles the statutory net income of PHL Variable as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                 2001                2000                1999
                                                            ---------------     ---------------     ---------------
                                                                                (IN THOUSANDS)

      Statutory net income                                       $  (45,648)         $  (40,129)         $   (1,655)
      DAC, net                                                       81,589              23,845              24,466
      Future policy benefits                                        (20,013)             19,615             (13,826)
      Deferred income taxes                                         (22,136)             (3,641)             (2,883)
      Net investment income                                           7,085                -                   -
      Realized gains                                                  2,149                -                   -
      Other, net                                                        224                 325                (103)
                                                            ---------------     ---------------     ---------------

      Net income, as reported                                    $    3,250          $       15          $    5,999
                                                            ===============     ===============     ===============


      The following reconciles the statutory surplus and asset valuation reserve ("AVR") of PHL Variable as reported to regulatory authorities to equity as reported in these financial statements as of December 31:

                                                2001                 2000
                                           ----------------     ---------------
                                                     (IN THOUSANDS)

      Statutory surplus and AVR                 $   102,016          $   41,847
      DAC, net                                      166,836              85,247
      Future policy benefits                        (42,885)            (29,336)
      Investment valuation allowances                 1,597                 459
      Deferred income taxes                         (28,756)             (4,379)
      Other, net                                      5,318                 350
                                           ----------------     ---------------

      Equity, as reported                       $   204,126          $   94,188
                                           ================     ===============

      The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by PHL Variable during 2001 without prior approval is subject to restrictions relating to statutory surplus.

      In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g., deferred income taxes are recorded.

      The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption increased PHL Variable's statutory surplus by $587.8 thousand, primarily as a result of recording deferred income taxes.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.   COMMITMENTS AND CONTINGENCIES

      In the normal course of its business operations, PHL Variable is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of PHL Variable.